As filed with the Securities and Exchange Commission on January 2, 2020
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
CONSOLIDATED SCHEDULE OF INVESTMENTS	9
CONSOLIDATED FINANCIAL STATEMENTS	39
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	61
Report of Independent Registered Public Accounting Firm	65
Directory	66
Trustees and Officers	67
Proxy Voting Policies and Procedures	78
Quarterly Portfolio Schedule	78
Notice to Shareholders	78
Board Consideration of the Management and Sub-Advisory Agreements	79

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund.

The global financial markets generated solid results over the 12-month reporting period ended October 31, 2019. Despite a weak start, U.S. equities rallied sharply as the reporting period progressed. The market's ascent was partially driven by corporate profits that often exceeded lowered expectations, monetary policy accommodation and reports of progress on the U.S./China trade negotiation front. These factors offset signs of moderating growth outside the U.S., uncertainties surrounding Brexit and a number of geopolitical issues.

Elsewhere, the U.S. fixed income market also performed well over the reporting period. The U.S. economy continued to expand, while inflation remained relatively benign. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board cut rates three times during the period to combat slowing growth in the U.S. and more globally. Additionally, the European Central Bank cut its deposit interest rate further into negative territory and launched a new round of monthly bond purchases to stimulate a lagging Eurozone economy.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 14.33% over the reporting period. International developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices, returned 11.04% and 11.86%, respectively, over the 12 months ended October 31, 2019. Meanwhile, the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 11.51% during the reporting period.

We continue to position the portfolio to benefit from increased market volatility. In our view, volatility could increase due to several factors, such as unresolved U.S./China trade negotiations, uncertainties surrounding Brexit, moderating European and emerging markets growth and the upcoming U.S. presidential election. The Fund continues to diversify its portfolio among a variety of strategies, which are discussed in the Fund commentary that follows.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 2.48% total return for the 12 months ended October 31, 2019, underperforming its primary benchmark, the HFRX Global Hedge Fund Index (the Index), which returned 3.53% for the same period. (Performance for all share classes is provided in the table following this letter.)

Global equity market performance was strong during the 12 month period ended October 31, 2019, with markets declining early in the period before rallying thereafter. Markets experienced short bouts of volatility throughout the period, but generally remained at more modest levels on a historical basis. U.S. Treasury yields moved significantly lower and the curve flattened slightly. The U.S. dollar strengthened modestly during the period. Commodity pricing was mixed, as gold prices increased, while crude oil and natural gas prices declined.

The Fund's allocations to global macro/managed futures, long/short equity, merger arbitrage/event driven and credit strategies contributed to performance. From a risk management perspective, we were pleased that the Fund's volatility and risk relative to the S&P 500® and Bloomberg Barclays U.S. Aggregate Bond Indices were both in line with our expectations.

The allocation to global macro/managed futures strategy was the largest contributor for the period. Within this category, the managed futures allocation was responsible for the majority of gains, driven mainly by interest rate positioning which outpaced losses from currency positioning. Gains within the systematic currency strategy came primarily from long U.S. dollar positioning versus the Euro and, to a lesser degree, the Australian dollar.

The allocation to long/short equity strategies was beneficial to performance, with positive performance from most subadvisers. Gains from longs outpaced losses from shorts and the subadvisers in aggregate generated overall positive returns.

The Fund's allocation to credit strategies was a positive contributor. The asset-backed securities (ABS) strategy was positive for the period with gains spread across sectors. The corporate credit long/short strategy detracted from results, with losses spread across floating rate bank loans and credit default swaps.

The merger arbitrage/event driven allocation contributed to returns as a number of deals progressed and closed during the period.

During the reporting period, we decided to liquidate the Fund's allocation to Perella Weinberg Partners Capital Management LP.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the period.

We continue to position the portfolio in such a way that we believe it will perform in line with our expectations if interest rates and volatility remain at current levels, however, we believe the portfolio has the potential to outperform versus the Index if interest rates and/or volatility increase. The Fund's largest allocation continues to be to credit, split between corporate credit long/short and ABS. We view this as a defensive allocation given the short duration and historically high liquidity of the assets in this sleeve. The second largest strategy allocation is long/short equity. Correlations between stocks have remained low throughout the year and we believe this trend will continue as the effects of global trade wars and interest rate expectations continue to be priced into stocks. The Fund's third largest allocation is to global macro/managed futures strategies, which we believe have the potential to benefit from rising volatility. However, we have trimmed both subadviser allocations slightly given recent strong performance. The Fund's fourth largest allocation is to merger arbitrage/event driven strategies. While spreads remain relatively tight, we believe robust deal volume and spread volatility have the potential to offer opportunity.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	8.0%	—%
Collateralized Mortgage Obligations	4.1	—
Commercial Mortgage-Backed Securities	6.2	—
Common Stocks	37.5	(9.3)
Convertible Bonds	0.6	—
Corporate Bonds	2.0	(1.6)
Exchange Traded Funds	—	(0.1)
Loan Assignments	4.8	—
Master Limited Partnerships	0.3	—
Preferred Stocks	0.0	—
Rights	0.1	—
U.S. Treasury Obligations	0.7	—
Warrants	0.0	—
Options Purchased	0.0	—
Short-Term Investments	33.0	—
Other Assets Less Liabilities	13.7 *	—
Total	111.0%	(11.0)%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2019
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	2.48%	0.77%	1.97%
Class A	05/15/2012	2.18%	0.42%	1.61%
Class C	05/15/2012	1.39%	–0.35%	0.84%
Class R6[3]	12/31/2013	2.64%	0.81%	2.01%
With Sales Charge
Class A		–3.66%	–0.77%	0.80%
Class C		0.39%	–0.35%	0.84%
Index
HFRX Global Hedge Fund Index[1,2]		3.53%	0.65%	1.47%
S&P 500® Index[1,2]		14.33%	10.78%	13.95%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		11.51%	3.24%	2.87%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Consolidated Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, as amended, the total annual operating expense ratios for fiscal year 2018 were 2.58%, 2.88%, 3.70% and 2.48% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 2.39%, 2.66%, 3.50% and 2.29% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Endnotes

1  Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visiting our website at www.nb.com.

5

Glossary of Indices

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2019 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During the Period 5/1/2019 - 10/31/2019(1)(3)	Expense Ratio	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During the Period 5/1/2019 - 10/31/2019(2)(3)	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,006.00	$11.53	2.28%	$1,000.00	$1,013.71	$11.57	2.28%
Class A	$1,000.00	$1,003.70	$13.38	2.65%	$1,000.00	$1,011.85	$13.44	2.65%
Class C	$1,000.00	$1,000.00	$17.09	3.39%	$1,000.00	$1,008.12	$17.16	3.39%
Class R6	$1,000.00	$1,006.70	$11.73	2.32%	$1,000.00	$1,013.51	$11.77	2.32%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one -half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

8

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ October 31, 2019

Investments	Shares	Value (000)
Long Positions 97.3%
Common Stocks 37.5%
Aerospace & Defense 0.4%
HEICO Corp., Class A(a)	2,250	$214
Maxar Technologies, Inc.	14,725	125
Wesco Aircraft Holdings, Inc.*	39,200	432
		771
Airlines 0.3%
American Airlines Group, Inc.	623	18
American Airlines Group, Inc. Escrow*(b)(c)	14,383	3
WestJet Airlines Ltd. (Canada)	22,100	514
		535
Auto Components 0.2%
Aptiv plc	3,777	338
Automobiles 0.3%
General Motors Co.	12,438	462
Banks 2.3%
AIB Group plc (Ireland)	113,500	364
Bank of America Corp.	15,700	491
BankUnited, Inc.	9,810	336
Citigroup, Inc.	8,851	636
Hancock Whitney Corp.	8,570	334
JPMorgan Chase & Co.	4,492	561
Revere Bank*	900	32
Societe Generale SA (France)	580	16
SunTrust Banks, Inc.	17,600	1,203
		3,973
Beverages 0.3%
Coca-Cola Co. (The)	8,600	468
Biotechnology 1.9%
Achillion Pharmaceuticals, Inc.*(a)	11,300	72
Celgene Corp.*(a)(d)	18,500	1,999
Genomic Health, Inc.*	1,300	87
Grifols SA, ADR (Spain)(a)	13,100	287
Ra Pharmaceuticals, Inc.*	7,000	329
Spark Therapeutics, Inc.*(d)	5,550	606
		3,380
Investments	Shares	Value (000)
Capital Markets 0.5%
Anima Holding SpA (Italy)(e)	3,734	$16
Forum Merger II Corp., Class A*(a)(d)	13,300	135
Morgan Stanley	10,750	495
Nebula Acquisition Corp., Class A*(a)	13,198	135
Trinity Merger Corp., Class A*(d)	2,900	30
VectoIQ Acquisition Corp.*(a)	7,500	77
		888
Chemicals 1.2%
Air Products & Chemicals, Inc.	2,632	561
Hexion Holdings Corp., Class B*	13,875	150
Innophos Holdings, Inc.	500	16
OMNOVA Solutions, Inc.*(d)	34,673	351
RPM International, Inc.(a)	9,422	683
WR Grace & Co.	4,837	321
		2,082
Commercial Services & Supplies 0.8%
Advanced Disposal Services, Inc.*	11,200	367
Cenveo Corp.*(b)	8,093	119
Clean Harbors, Inc.*	10,290	848
		1,334
Communications Equipment 1.1%
Acacia Communications, Inc.*	3,700	243
Cisco Systems, Inc.	14,062	668
Motorola Solutions, Inc.(d)	5,586	929
		1,840
Construction & Engineering 0.3%
Valmont Industries, Inc.	3,995	548
Distributors 0.5%
LKQ Corp.*	23,711	806
Diversified Consumer Services 0.2%
ServiceMaster Global Holdings, Inc.*(a)	7,725	312
Diversified Telecommunication Services 0.7%
Inmarsat plc (United Kingdom)	22,199	158
Intelsat SA*	778	20
Investments	Shares	Value (000)
Zayo Group Holdings, Inc.*(d)	30,200	$1,031
		1,209
Electric Utilities 0.9%
El Paso Electric Co.	8,100	540
Evergy, Inc.	7,395	473
NextEra Energy, Inc.	2,470	589
		1,602
Electronic Equipment, Instruments & Components 0.0%(f)
API Group Corp.*(b)(c)(e)(g)	6,800	67
Entertainment 0.4%
Global Eagle Entertainment, Inc.*	60,292	38
Viacom, Inc., Class B	3,900	84
Walt Disney Co. (The)	4,077	530
		652
Equity Real Estate Investment Trusts (REITs) 0.5%
Equinix, Inc.(d)	1,157	656
Liberty Property Trust	3,200	189
		845
Food & Staples Retailing 0.1%
Cia Brasileira de Distribuicao, ADR (Brazil)*	1,424	29
Magnit PJSC, GDR (Russia)(e)	1,401	16
Wal-Mart de Mexico SAB de CV (Mexico)	17,152	51
X5 Retail Group NV, GDR (Russia)(e)	3,756	126
		222
Food Products 0.6%
Nestle SA, ADR (Switzerland)	5,125	549
Nomad Foods Ltd. (United Kingdom)*	22,615	441
		990
Gas Utilities 0.0%(f)
AltaGas Canada, Inc. (Canada)	2,700	69
Health Care Equipment & Supplies 0.9%
Danaher Corp.(d)	4,423	609
Envista Holdings Corp.*	19,524	573
Zimmer Biomet Holdings, Inc.	3,226	446
		1,628

See Notes to Consolidated Financial Statements

9

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value (000)
Health Care Providers & Services 1.3%
Anthem, Inc.(d)	3,245	$873
Option Care Health, Inc.*(a)	23,400	83
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	11,195	20
Sinopharm Group Co. Ltd., Class H (China)	6,284	23
WellCare Health Plans, Inc.*	4,300	1,275
		2,274
Hotels, Restaurants & Leisure 0.6%
Caesars Entertainment Corp.*	28,100	345
Restaurant Brands International, Inc. (Canada)	5,700	373
Stars Group, Inc. (The) (Canada)*	12,385	270
		988
Household Durables 0.4%
Lennar Corp., Class A	8,368	499
Lennar Corp., Class B	4,387	206
		705
Household Products 0.3%
Procter & Gamble Co. (The)	4,500	560
Independent Power and Renewable Electricity Producers 0.4%
Vistra Energy Corp.	24,380	659
Industrial Conglomerates 0.2%
Carlisle Cos., Inc.(d)	2,582	393
Smiths Group plc (United Kingdom)	1,678	35
		428
Insurance 1.4%
AIA Group Ltd. (Hong Kong)	31,644	317
American International Group, Inc.(a)	13,025	690
Aon plc	2,437	471
Genworth Financial, Inc., Class A*(a)	10,400	44
Health Insurance Innovations, Inc., Class A*	21,180	561
RSA Insurance Group plc (United Kingdom)	17,808	120
Syncora Holdings Ltd.*(a)	38,300	187
		2,390
Investments	Shares	Value (000)
Interactive Media & Services 1.1%
Actua Corp.*(b)(c)(g)	6,700	$3
Alphabet, Inc., Class A*	640	806
Baidu, Inc., ADR (China)*	340	34
Facebook, Inc., Class A*(d)	4,120	789
Mail.Ru Group Ltd., GDR (Russia)*(e)	1,116	24
Tencent Holdings Ltd. (China)	7,030	288
Yandex NV, Class A (Russia)*	1,222	41
		1,985
Internet & Direct Marketing Retail 1.8%
Alibaba Group Holding Ltd., ADR (China)*	5,205	920
Altaba, Inc. Escrow*(b)(c)	29,606	595
Amazon.com, Inc.*	347	617
ASOS plc (United Kingdom)*	401	18
Booking Holdings, Inc.*(d)	71	146
eBay, Inc.	1,909	67
Expedia Group, Inc.	4,837	661
MercadoLibre, Inc. (Argentina)*	211	110
zooplus AG (Germany)*	76	8
		3,142
IT Services 1.3%
Fiserv, Inc.*	6,121	650
InterXion Holding NV (Netherlands)*	400	35
Leidos Holdings, Inc.	4,550	392
PayPal Holdings, Inc.*	1,909	199
Presidio, Inc.	15,100	251
Visa, Inc., Class A	3,150	563
Wirecard AG (Germany)	1,821	231
		2,321
Leisure Products 0.0%(f)
Peloton Interactive, Inc., Class A*	8	—
Life Sciences Tools & Services 1.0%
Cambrex Corp.*	8,500	508
Gerresheimer AG (Germany)	6,172	497
Pacific Biosciences of California, Inc.*(a)	41,400	201
Investments	Shares	Value (000)
Thermo Fisher Scientific, Inc.	1,683	$508
		1,714
Machinery 1.5%
Albany International Corp., Class A	4,540	381
Caterpillar, Inc.	3,635	501
CIRCOR International, Inc.*	4,400	169
Dover Corp.	4,479	465
Milacron Holdings Corp.*	5,900	99
WABCO Holdings, Inc.*	6,700	902
		2,517
Media 0.9%
Central European Media Enterprises Ltd., Class A (Czech Republic)*	5,200	23
Clear Channel Outdoor Holdings, Inc.*	51,816	121
Discovery, Inc., Class C*(a)	4,400	111
Fox Corp., Class B	3,812	119
Gannett Co., Inc.	5,700	62
Gray Television, Inc.*(d)	10,041	165
iHeartMedia, Inc., Class A*	9,237	132
Loral Space & Communications, Inc.*(a)	9,520	381
Stroeer SE & Co. KGaA (Germany)	4,853	391
Tribune Co. Litigation, Class 1C*(b)(c)(g)	300,000	—
		1,505
Metals & Mining 0.1%
Artemis Gold, Inc. (Canada)*	605	—
Cobalt 27 Capital Corp. (Canada)*(b)(c)(g)	11,300	38
North American Palladium Ltd. (Canada)	4,800	72
Pretium Resources, Inc. (Canada)*(d)	12,031	122
		232

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value (000)
Multiline Retail 0.0%(f)
Hudson's Bay Co. (Canada)	5,500	$42
Multi-Utilities 0.6%
Ameren Corp.	6,535	508
Dominion Energy, Inc.	6,164	509
		1,017
Oil, Gas & Consumable Fuels 0.9%
Amplify Energy Corp.	25,952	188
Cheniere Energy, Inc.*	5,926	365
Falcon Minerals Corp.(a)(d)	2,000	12
Halcon Resources Corp.*(b)	4,530	65
Phillips 66	5,126	599
Tallgrass Energy LP, Class A(a)	4,885	91
Williams Cos., Inc. (The)	10,311	230
		1,550
Paper & Forest Products 0.1%
Canfor Corp. (Canada)*	14,300	173
Personal Products 0.2%
elf Beauty, Inc.*	17,590	295
Pharmaceuticals 1.1%
Allergan plc(d)	6,600	1,162
Aralez Pharmaceuticals, Inc. (Canada)*(b)(c)(g)	345	—
Bristol-Myers Squibb Co.	8,036	461
Dova Pharmaceuticals, Inc.*	6,400	183
Dr Reddy's Laboratories Ltd., ADR (India)	1,131	44
Hikma Pharmaceuticals plc (Jordan)	2,851	74
Teva Pharmaceutical Industries Ltd., ADR (Israel)*	618	5
		1,929
Professional Services 1.2%
Clarivate Analytics plc (United Kingdom)*	46,737	782
Intertek Group plc (United Kingdom)	1,518	105
Investments	Shares	Value (000)
Intertrust NV (Netherlands)(e)	37,966	$722
TriNet Group, Inc.*(d)	7,262	385
		1,994
Road & Rail 0.8%
Canadian National Railway Co. (Canada)	5,405	483
Genesee & Wyoming, Inc., Class A*(d)	8,400	933
		1,416
Semiconductors & Semiconductor Equipment 1.1%
Broadcom, Inc.	635	186
Cypress Semiconductor Corp.	37,000	861
Mellanox Technologies Ltd.*(d)	8,000	901
		1,948
Software 2.1%
Cision Ltd.*	1,800	18
Microsoft Corp.(d)	10,552	1,513
Mitek Systems, Inc.*(a)	2,700	26
Ping Identity Holding Corp.*	27,145	454
Pivotal Software, Inc., Class A*	45,700	684
PTC, Inc.*	8,030	537
salesforce.com, Inc.*	2,765	433
TeamViewer AG (Germany)*	163	4
		3,669
Specialty Retail 0.3%
Pets at Home Group plc (United Kingdom)	34,229	91
Sports Direct International plc (United Kingdom)*	89,690	359
Toys R Us, Inc.*(b)(c)	1,005	27
		477
Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.(d)	3,560	886
Samsung Electronics Co. Ltd., GDR (South Korea)(e)	134	143
		1,029
Investments	Shares	Value (000)
Textiles, Apparel & Luxury Goods 0.9%
Capri Holdings Ltd.*	1,663	$51
G-III Apparel Group Ltd.*	27,872	700
PVH Corp.	8,557	746
Tapestry, Inc.	2,733	71
		1,568
Tobacco 0.3%
Philip Morris International, Inc.	7,020	572
Trading Companies & Distributors 0.4%
Brenntag AG (Germany)	10,377	521
IMCD NV (Netherlands)	1,927	150
		671
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.*	4,798	397
Total Common Stocks (Cost $62,140)		65,188
	Principal Amount
Asset-Backed Securities 8.0%
ALM XVIII Ltd., Series 2016-18A, Class CR, (ICE LIBOR USD 3 Month + 3.00%), 5.00%, 1/15/2028(h)(i)	$1,000,000	959
Canyon Capital CLO Ltd., Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 3.65%), 5.65%, 4/15/2029(h)(i)	2,000,000	1,960
Catamaran CLO Ltd., Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 2.80%), 4.75%, 4/22/2027(h)(i)	1,000,000	967
Series 2013-1A, Class DR, (ICE LIBOR USD 3 Month + 2.80%), 4.74%, 1/27/2028(h)(i)	1,000,000	923

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Principal Amount	Value (000)
Series 2016-1A, Class C, (ICE LIBOR USD 3 Month + 3.85%), 5.85%, 1/18/2029(h)(i)	$1,000,000	$981
CWABS Asset-Backed Certificates Trust, Series 2005-7, Class AF4, 4.87%, 9/25/2034(j)	12,596	12
JP Morgan Mortgage Acquisition Trust, Series 2007-CH1, Class AF6, 4.89%, 11/25/2036(k)	63,657	65
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, (ICE LIBOR USD 3 Month + 3.25%), 5.18%, 7/23/2029(h)(i)	1,250,000	1,200
Mountain View CLO LLC, Series 2017-1A, Class D, (ICE LIBOR USD 3 Month + 3.60%), 5.60%, 10/16/2029(h)(i)	1,000,000	977
New Residential Mortgage LLC, Series 2018-FNT2, Class D, 4.92%, 7/25/2054(h)	862,041	888
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class CR, (ICE LIBOR USD 3 Month + 4.00%), 6.00%, 7/15/2029(h)(i)	1,000,000	974
OFSI Fund V Ltd., Series 2013-5A, Class B2L, (ICE LIBOR USD 3 Month + 5.25%), 7.25%, 4/17/2025(h)(i)	1,000,000	997
Investments	Principal Amount	Value (000)
TICP CLO II-2 Ltd., Series 2018-IIA, Class C, (ICE LIBOR USD 3 Month + 2.95%, 2.95% Floor), 4.92%, 4/20/2028(h)(i)	$1,000,000	$976
TICP CLO VI Ltd., Series 2016-6A, Class DR, (ICE LIBOR USD 3 Month + 3.30%, 3.30% Floor), 5.30%, 1/15/2029(h)(i)	1,000,000	990
WhiteHorse X Ltd., Series 2015-10A, Class DR, (ICE LIBOR USD 3 Month + 3.00%, 3.00% Floor), 5.00%, 4/17/2027(h)(i)	1,000,000	990
Total Asset-Backed Securities (Cost $14,199)		13,859
Commercial Mortgage-Backed Securities 6.2%
CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, (ICE LIBOR USD 1 Month + 2.35%, 2.35% Floor), 4.26%, 6/15/2034(h)(i)	1,000,000	1,000
CHT Mortgage Trust, Series 2017-CSMO, Class F, (ICE LIBOR USD 1 Month + 3.74%, 3.74% Floor), 5.66%, 11/15/2036(h)(i)	1,000,000	1,002
CORE Mortgage Trust, Series 2019-CORE, Class F, (ICE LIBOR USD 1 Month + 2.35%, 2.35% Floor), 4.26%, 12/15/2031(h)(i)	1,100,000	1,103
Hawaii Hotel Trust, Series 2019-MAUI, Class F, (ICE LIBOR USD 1 Month + 2.75%, 2.75% Floor), 4.66%, 5/15/2038(h)(i)	1,000,000	1,004
Investments	Principal Amount	Value (000)
Hilton Orlando Trust, Series 2018-ORL, Class E, (ICE LIBOR USD 1 Month + 2.65%, 2.65% Floor), 4.56%, 12/15/2034(h)(i)	$1,500,000	$1,508
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class E, (ICE LIBOR USD 1 Month + 2.41%, 2.26% Floor), 4.32%, 6/15/2035(h)(i)	2,000,000	2,004
Series 2018-MINN, Class E, (ICE LIBOR USD 1 Month + 2.50%, 2.50% Floor), 4.53%, 11/15/2035(h)(i)	1,000,000	997
Lone Star Portfolio Trust, Series 2015-LSP, Class E, (ICE LIBOR USD 1 Month + 5.85%, 5.60% Floor), 7.76%, 9/15/2028(h)(i)	1,194,511	1,204
Palisades Center Trust, Series 2016-PLSD, Class D, 4.74%, 4/13/2033(h)	1,000,000	964
Total Commercial Mortgage-Backed Securities (Cost $10,846)		10,786
Loan Assignments 4.8%
Aerospace & Defense 0.1%
Maxar Technologies Ltd., Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 4.85%, 10/4/2024(i)	204,909	181
Auto Components 0.1%
American Axle & Manufacturing, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.10%, 4/6/2024(i)(l)	171,000	162

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Principal Amount	Value (000)
Automobiles 0.0%(f)
Panther BF, Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.30%, 4/30/2026(i)	$75,000	$74
Biotechnology 0.0%(f)
Aldevron LLC, Term Loan, (ICE LIBOR USD 6 Month + 4.25%), 6.23%, 10/12/2026(i)	19,000	19
Capital Markets 0.2%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 5.00%), 6.80%, 2/6/2026(i)	151,000	151
Financial & Risk US Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 10/1/2025(i)	156,062	157
Millennium Trust Co., Term Loan, (ICE LIBOR USD 1 Month + 5.00%), 6.79%, 3/27/2026(i)	78,605	74
		382
Chemicals 0.1%
Ascend Performance Materials, Term Loan B, (ICE LIBOR USD 3 Month + 5.25%), 7.35%, 8/14/2026(i)	30,000	30
Unifrax, 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 8.50%), 10.63%, 11/5/2026(b)(i)	92,000	79
Unifrax, Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 5.85%, 11/5/2025(c)(i)	95,280	82
		191
Investments	Principal Amount	Value (000)
Commercial Services & Supplies 0.6%
Iridium Communications, Inc., Term Loan, 10/16/2026(m)(n)	$79,000	$79
PSC Industrial Holdings Corp., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 8.50%), 10.42%, 10/11/2025(b)(c)(i)	218,000	209
Southern Graphics, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 5.04%, 12/31/2022(i)	466,631	320
West Corp., Term Loan, (ICE LIBOR USD 1 Month + 4.00%; ICE LIBOR USD 3 Month + 4.00%), 5.93%, 10/10/2024(i)(l)	408,000	338
		946
Communications Equipment 0.2%
4L Holdings Corp., Term Loan B, (ICE LIBOR USD 1 Month + 4.50%), 6.29%, 5/8/2020(b)(i)	256,985	136
MLN US Holdco LLC, Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.53%, 11/30/2025(i)	109,556	96
Riverbed Technology, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 4/24/2022(i)	163,414	126
		358
Containers & Packaging 0.1%
Pregis TopCo LLC, Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.79%, 7/31/2026(i)	18,000	18
Investments	Principal Amount	Value (000)
Sunshine Luxembourg VII SARL, Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 6.35%, 10/1/2026(i)	$87,000	$87
		105
Diversified Consumer Services 0.1%
Cambium Learning Group, Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.29%, 12/18/2025(c)(i)	123,776	119
Diversified Financial Services 0.0%(f)
Travelport Finance Luxembourg SARL, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 7.10%, 5/29/2026(i)	44,000	41
Diversified Telecommunication Services 0.3%
Frontier Communications Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 6/15/2024(i)	343,244	342
Intelsat Jackson Holdings SA, Term Loan (Luxembourg), (ICE LIBOR USD 3 Month + 3.75%), 5.68%, 11/27/2023(i)	68,000	68
US TelePacific Corp., Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 7.10%, 5/2/2023(i)	171,667	165
		575
Electric Utilities 0.4%
Sandy Creek Energy Associates LP, Term Loan B, (ICE LIBOR USD 3 Month + 4.00%), 6.10%, 11/9/2020(i)	773,969	668

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Principal Amount	Value (000)
Energy Equipment & Services 0.2%
Seadrill Operating LP, Term Loan B, (ICE LIBOR USD 3 Month + 6.00%), 8.10%, 2/21/2021(i)	$680,333	$342
Entertainment 0.0%(f)
Crown Finance US, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 9/30/2026(i)	36,000	36
Global Eagle Entertainment, Inc., Term Loan, (ICE LIBOR USD 6 Month + 7.50%), 9.71%, 1/6/2023(i)	28,923	24
		60
Food & Staples Retailing 0.0%(f)
United Natural Foods, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 10/22/2025(i)	18,085	15
Health Care Equipment & Supplies 0.1%
Lifescan Global Corp., Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 8.06%, 10/1/2024(i)	134,328	119
Health Care Providers & Services 0.2%
MED Parentco LP, Delayed Delivery Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 0.87%, 8/31/2026(i)	1,335	1
MED Parentco LP, Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 7/31/2026(i)	37,609	37
Investments	Principal Amount	Value (000)
Phoenix Guarantor Inc., Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.49%, 3/5/2026(i)	$132,610	$133
Regionalcare Hospital, Term Loan B, (ICE LIBOR USD 1 Month + 4.50%), 6.30%, 11/16/2025(i)	71,892	72
Upstream Rehabilitation, Inc., Term Loan, 10/23/2026(b)(m)(n)	16,000	16
WP Citymd Bidco LLC, Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 6.60%, 8/13/2026(i)	33,000	32
		291
Health Care Technology 0.1%
athenahealth, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 4.50%), 6.68%, 2/5/2026(i)	153,769	152
Household Durables 0.1%
SRS Distribution, Inc., Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.29%, 5/23/2025(c)(i)	28,000	28
Traeger Pellet Grills LLC, 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 8.50%), 10.29%, 9/25/2025(b)(c)(i)	114,000	106
		134
Household Products 0.0%(f)
Arnotts Biscuits Ltd., Term Loan, 10/16/2026(m)(n)	18,000	18
Investments	Principal Amount	Value (000)
Insurance 0.1%
Confie Seguros Holding II Co., Term Loan B, (ICE LIBOR USD 1 Month + 4.75%), 6.54%, 4/19/2022(i)	$53,010	$49
Confie Seguros Holding, Term Loan, (ICE LIBOR USD 3 Month + 8.50%), 10.63%, 12/30/2024(b)(c)(i)	140,000	132
Hub International Inc., Term Loan B, 4/25/2025(b)(m)(n)	39,000	39
		220
IT Services 0.1%
Converge One Holdings, Term Loan, (ICE LIBOR USD 1 Month + 5.00%), 6.79%, 1/4/2026(i)	150,245	133
Nexus Buyer LLC, Term Loan B, 10/30/2026(c)(m)(n)	31,000	31
		164
Leisure Products 0.1%
Champ Acquisition Corp., Term Loan, (ICE LIBOR USD 3 Month + 5.50%), 7.60%, 12/19/2025(i)	94,687	94
Recess Holdings, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 7.75%), 9.54%, 9/29/2025(b)(c)(i)	157,000	149
		243
Media 0.3%
Clear Channel Outdoor Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 8/21/2026(i)	102,000	102

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Principal Amount	Value (000)
Deluxe DIP, Term Loan, (ICE LIBOR USD 6 Month + 7.50%), 4.54%, 10/8/2020(c)(i)	$61,185	$61
Deluxe Enterprise, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 9.50%, 2/28/2020(b)(i)	256,848	20
Deluxe Entertainment Services Group, Term Loan, (ICE LIBOR USD 6 Month + 6.50% - 7.50%), 9.93%, 2/27/2020(b)(c)(i)(l)	132,000	99
Springer Nature Detuschland Gmbh, Term Loan, 8/14/2024(b)(m)(n)	25,000	25
Univision Communications, Inc., Term Loan C5, (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 3/15/2024(c)(i)	165,977	160
		467
Oil, Gas & Consumable Fuels 1.1%
Buckeye Partners LP, Term Loan, 11/15/2026(m)(n)	109,000	110
McDermott International, Inc., Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 5/9/2025(i)(m)(n)	474,795	285
McDermott Technology Americas, Inc., Term Loan, 10/21/2025(m)(n)	351,605	360
Southcross Energy Partners LP, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 5.25%), 10.25%, 8/4/2021(b)(i)	808,335	505
Investments	Principal Amount	Value (000)
Southcross Energy Partners LP, DIP New Money Term Loan, (ICE LIBOR USD 1 Month + 10.00%), 11.93%, 12/30/2019(b)(i)	$88,465	$89
Southcross Energy Partners LP, Term Loan, (ICE LIBOR USD 1 Month + 5.25%), 10.25%, 12/30/2019(b)(c)(i)	303,095	288
(ICE LIBOR USD 1 Month + 9.00%), 14.00%, 12/30/2019(b)(i)	163,557	163
(ICE LIBOR USD 1 Month + 10.00%), 12.07%, 12/30/2019(b)(i)	89,213	89
		1,889
Real Estate Management & Development 0.0%(f)
Toys R Us Property Co. I LLC, Term Loan, 8/21/2019(b)(o)	4,840	4
Software 0.2%
DCert Buyer, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.00%), 5.79%, 10/16/2026(i)	151,000	148
McAfee LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 5.55%, 9/30/2024(i)	61,686	61
Navicure, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.00%), 5.87%, 10/22/2026(i)	44,000	44
Sciquest, Inc., Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.79%, 8/14/2026(i)	69,000	69
Investments	Principal Amount	Value (000)
Zelis Cost Management Buyer, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.75%), 6.54%, 9/30/2026(i)	$70,000	$69
		391
Water Utilities 0.0%(f)
Innovative Water Care, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 7.10%, 12/30/2024(c)(i)	67,660	60
Total Loan Assignments (Cost $9,487)		8,390
Collateralized Mortgage Obligations 4.1%
Alternative Loan Trust, Series 2005-21CB, Class A17, 6.00%, 6/25/2035	783,984	800
Chase Mortgage Finance Trust, Series 2007-A2, Class 3A2, 4.85%, 7/25/2037(j)	160,877	155
Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A10, 6.25%, 6/25/2036	1,156,667	1,192
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, (ICE LIBOR USD 1 Month + 2.30%, 2.30% Floor), 4.12%, 8/25/2031(h)(i)	1,000,000	1,006
FHLMC STACR Trust, Series 2019-DNA2, Class M2, (ICE LIBOR USD 1 Month + 2.45%), 4.27%, 3/25/2049(h)(i)	1,000,000	1,007

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Principal Amount	Value (000)
FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DN1, Class M3, (ICE LIBOR USD 1 Month + 4.15%), 5.97%, 1/25/2025(i)	$597,994	$619
FNMA Connecticut Avenue Securities, Series 2016-C05, Class 2M2, (ICE LIBOR USD 1 Month + 4.45%, 4.45% Floor), 6.27%, 1/25/2029(i)	895,166	942
MASTR Alternative Loan Trust, Series 2004-10, Class 4A1, 6.00%, 9/25/2019(b)	22,850	23
RFMSI Series Trust, Series 2006-S12, Class 3A4, 5.75%, 12/25/2036	910,462	911
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	74,053	75
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-1, Class 1A1, 5.50%, 3/25/2035	322,271	328
Total Collateralized Mortgage Obligations (Cost $7,046)		7,058
Corporate Bonds 2.0%
Aerospace & Defense 0.0%(f)
TransDigm, Inc., 5.50%, 11/15/2027(h)	11,000	11
Diversified Telecommunication Services 0.8%
Frontier Communications Corp., 9.00%, 8/15/2031	232,000	103
Intelsat Jackson Holdings SA (Luxembourg), 9.75%, 7/15/2025(h)	1,004,000	1,043
Investments	Principal Amount	Value (000)
Intelsat Luxembourg SA (Luxembourg), 8.13%, 6/1/2023	$339,000	$285
		1,431
Electric Utilities 0.2%
Pacific Gas & Electric Co., 4.25%, 8/1/2023(h)(o)	218,000	206
6.05%, 3/1/2034(o)	136,000	136
		342
Equity Real Estate Investment Trusts (REITs) 0.2%
Uniti Group LP, 6.00%, 4/15/2023(h)	385,000	367
Health Care Providers & Services 0.2%
Community Health Systems, Inc., 6.25%, 3/31/2023	351,000	342
Independent Power and Renewable Electricity Producers 0.0%
GenOn Energy, Inc. Escrow, 9.50%, 10/15/2018(b)(c)(g)(o)	354,000	—
9.88%, 10/15/2020(b)(c)(g)(o)	1,655,000	—
		—
Marine 0.1%
Navios Maritime Holdings, Inc. (Greece), 11.25%, 8/15/2022(h)	303,000	214
Media 0.0%
iHeartCommunications, Inc. Escrow, 0.00%, 12/15/2019(b)(c)(g)(o)	865,000	—
Oil, Gas & Consumable Fuels 0.2%
Denbury Resources, Inc., 9.25%, 3/31/2022(h)	412,000	338
Midstates Petroleum Co., Inc. Escrow, 10.00%, 6/1/2020(b)(c)(g)(o)	1,848,000	—
		338
Personal Products 0.1%
Revlon Consumer Products Corp., 5.75%, 2/15/2021(k)	131,000	113
Investments	Principal Amount	Value (000)
Specialty Retail 0.2%
Staples, Inc., 7.50%, 4/15/2026(h)	$279,000	$291
Total Corporate Bonds (Cost $3,577)		3,449
U.S. Treasury Obligations 0.7%
U.S. Treasury Bonds, 3.00%, 2/15/2047	185,000	216
U.S. Treasury Notes, 2.38%, 5/15/2029	1,013,600	1,075
Total U.S. Treasury Obligations (Cost $1,267)		1,291
Convertible Bonds 0.6%
Media 0.5%
DISH Network Corp., 3.38%, 8/15/2026	919,000	859
Oil, Gas & Consumable Fuels 0.1%
Chesapeake Energy Corp., 5.50%, 9/15/2026(k)	318,000	176
Total Convertible Bonds (Cost $1,278)		1,035
	Shares
Master Limited Partnerships 0.3%
Capital Markets 0.3%
Blackstone Group, Inc. (The) Class A(d) (Cost $351)	9,025	480
	No. of Rights
Rights 0.1%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc., CVR*(b)(c)	35,400	32
Ambit Biosciences Corp. (Daichi Sankyo Co. Ltd.), CVR*(b)(c)(g)	70,000	142
Clementia Pharmaceuticals, Inc., CVR (Canada)*(b)(c)(g)	3,200	4
Tobira Therapeutics, Inc., CVR*(b)(c)(g)	6,900	—
		178

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	No. of Rights	Value (000)
Chemicals 0.0%(f)
A Schulman, Inc., CVR*(b)(c)(g)	9,200	$5
Media 0.0%
Media General, Inc., CVR*(b)(c)(g)	76,116	—
Metals & Mining 0.0%(f)
Pan American Silver Corp., expiring (Canada)*(b)(c)	28,600	19
Pharmaceuticals 0.0%(f)
Elanco Animal Health, Inc., CVR*(b)(c)	15,100	1
Omthera Pharmaceuticals, Inc. (AstraZeneca plc), CVR (United Kingdom)*(b)(c)(g)	100	—
		1
Total Rights (Cost $24)		203
	Shares
Preferred Stocks 0.0%(f)
Diversified Telecommunication Services 0.0%(f)
GCI Liberty, Inc., Series A, 7.00%, 3/10/2039(a)(p) (Cost $36)	1,860	49
	No. of Warrants
Warrants 0.0%(f)
Capital Markets 0.0%(f)
FinTech Acquisition Corp. III, expiring 12/1/2023*(b)(c)(g)	1,712	13
Forum Merger II Corp., expiring 9/30/2025*(a)	9,700	6
Nebula Acquisition Corp., expiring 1/12/2023*	2,366	2
Trinity Merger Corp., expiring 5/31/2023*	10,800	16
VectoIQ Acquisition Corp., expiring 6/11/2023*(b)	6,400	3
		40
Electronic Equipment, Instruments & Components 0.0%(f)
API Group Corp., expiring 9/7/2027*(b)(c)(g)	9,800	2
Investments	No. of Warrants	Value (000)
Energy Equipment & Services 0.0%(f)
US Well Services, Inc., expiring 11/9/2023*	21,837	$5
Thrifts & Mortgage Finance 0.0%(f)
Ditech Holding Corp., expiring 2/9/2028*(b)(c)(g)	3,869	—
Total Warrants (Cost $5)		47
	Shares
Short-Term Investments 33.0%
Investment Companies 33.0%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 1.68%(d)(q) (Cost $57,294)	57,293,909	57,294
Total Options Purchased 0.0%(f)(r) (Cost $57)		37
Total Long Positions (Cost $167,607)		169,166
Short Positions (11.0)%(s)
Common Stocks (9.3)%
Aerospace & Defense (0.1)%
HEICO Corp.	(1,800)	(222)
Automobiles (0.2)%
Tesla, Inc.*	(1,335)	(420)
Banks (2.3)%
Banco Bilbao Vizcaya Argentaria SA (Spain)	(39,450)	(208)
Banco Santander SA (Spain)	(51,150)	(205)
BB&T Corp.	(22,542)	(1,196)
Canadian Imperial Bank of Commerce (Canada)	(5,750)	(490)
HSBC Holdings plc (United Kingdom)	(64,336)	(486)
Royal Bank of Canada (Canada)	(6,250)	(504)
Sandy Spring Bancorp, Inc.	(945)	(33)
Standard Chartered plc (United Kingdom)	(46,935)	(426)
Svenska Handelsbanken AB, Class A (Sweden)	(19,400)	(194)
Wells Fargo & Co.	(6,600)	(341)
		(4,083)
Investments	Shares	Value (000)
Biotechnology (0.3)%
AbbVie, Inc.	(6,067)	$(483)
Building Products (0.2)%
Trex Co., Inc.*	(3,960)	(348)
Capital Markets (0.4)%
Deutsche Bank AG (Registered) (Germany)	(28,100)	(204)
Franklin Resources, Inc.)	(16,165)	(445)
		(649)
Chemicals (0.3)%
International Flavors & Fragrances, Inc.	(3,992)	(487)
Diversified Consumer Services (0.6)%
Adtalem Global Education, Inc.*	(16,120)	(480)
Career Education Corp.*	(19,764)	(280)
Strategic Education, Inc.	(2,480)	(305)
		(1,065)
Electrical Equipment (0.2)%
Acuity Brands, Inc.	(3,120)	(389)
Entertainment (0.3)%
Netflix, Inc.*	(1,725)	(496)
Equity Real Estate Investment Trusts (REITs) (0.2)%
Prologis, Inc.	(2,004)	(176)
Simon Property Group, Inc.)	(1,640)	(247)
		(423)
Health Care Equipment & Supplies (0.4)%
Align Technology, Inc.*	(1,385)	(349)
Penumbra, Inc.*	(2,700)	(421)
		(770)
Health Care Providers & Services (0.4)%
Centene Corp.*	(14,534)	(771)
Hotels, Restaurants & Leisure (0.0)%(f)
Eldorado Resorts, Inc.*	(751)	(34)
Household Durables (0.1)%
Lennar Corp., Class A	(3,503)	(209)
Household Products (0.1)%
Clorox Co. (The)	(1,455)	(215)
Industrial Conglomerates (0.3)%
3M Co.	(2,640)	(436)

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value (000)
Insurance (0.1)%
Trupanion, Inc.*	(10,440)	$(247)
Interactive Media & Services (0.3)%
Zillow Group, Inc., Class C*	(13,410)	(437)
IT Services (0.4)%
Alliance Data Systems Corp.	(2,745)	(274)
Fidelity National Information Services, Inc.	(4)	(1)
Square, Inc., Class A*	(5,400)	(332)
		(607)
Machinery (0.0)%(f)
Hillenbrand, Inc.	(712)	(22)
Media (0.4)%
Discovery, Inc., Class A*	(2,132)	(57)
DISH Network Corp., Class A*	(4,935)	(170)
New Media Investment Group, Inc.	(1,996)	(17)
Omnicom Group, Inc.	(5,190)	(401)
		(645)
Multiline Retail (0.4)%
Canadian Tire Corp. Ltd., Class A (Canada)	(6,015)	(648)
Oil, Gas & Consumable Fuels (0.3)%
Chesapeake Energy Corp.*	(12,997)	(17)
Exxon Mobil Corp.	(6,270)	(424)
		(441)
Pharmaceuticals (0.6)%
Bristol-Myers Squibb Co.	(18,130)	(1,040)
Trading Companies & Distributors (0.1)%
WW Grainger, Inc.	(670)	(207)
Wireless Telecommunication Services (0.3)%
SoftBank Group Corp., ADR (Japan)	(26,000)	(493)
Total Common Stocks (Proceeds $(16,213))		(16,287)
Investments	Principal Amount	Value (000)
Corporate Bonds (1.6)%
Chemicals (0.2)%
Huntsman International LLC, 4.50%, 5/1/2029	$(406,000)	$(430)
Commercial Services & Supplies (0.2)%
West Corp., 8.50%, 10/15/2025(h)	(340,000)	(260)
Containers & Packaging (0.1)%
Plastipak Holdings, Inc., 6.25%, 10/15/2025(h)	(225,000)	(188)
Diversified Financial Services (0.1)%
Refinitiv US Holdings, Inc., 8.25%, 11/15/2026(h)	(116,000)	(131)
Energy Equipment & Services (0.0)%(f)
McDermott Technology Americas, Inc., 10.63%, 5/1/2024(h)	(272,000)	(54)
Equity Real Estate Investment Trusts (REITs) (0.1)%
CBL & Associates LP, 5.25%, 12/1/2023	(159,000)	(113)
12/15/2026 5.95%,	(131,000)	(88)
		(201)
Health Care Providers & Services (0.2)%
Community Health Systems, Inc., 5.13%, 8/1/2021	(351,000)	(353)
Interactive Media & Services (0.1)%
Rackspace Hosting, Inc., 8.63%, 11/15/2024(h)	(168,000)	(155)
Media (0.5)%
AMC Networks, Inc., 4.75%, 8/1/2025	(326,000)	(332)
Diamond Sports Group LLC, 6.63%, 8/15/2027(h)	(461,000)	(477)
		(809)
Specialty Retail (0.1)%
Staples, Inc., 10.75%, 4/15/2027(h)	(155,000)	(162)
Total Corporate Bonds (Proceeds $(2,739))		(2,743)
Investments	Shares	Value (000)
Exchange Traded Funds (0.1)%
SPDR S&P Oil & Gas Exploration & Production ETF (Proceeds $(325))	(8,283)	$(175)
Total Short Positions (Proceeds $(19,277))		(19,205)
Total Investments 86.3% (Cost $148,330)		149,961
Other Assets Less Liabilities 13.7%(t)(u)		23,913
Net Assets 100.0%		$173,874

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for securities sold short.

(b)  Illiquid security.

(c)  Value determined using significant unobservable inputs.

(d)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities, futures, swaps and/or forward foreign currency contracts with a total value of approximately $66,985,000.

(e)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. At October 31, 2019, the total value of these securities amounted to approximately $1,114,000, which represents 0.6% of net assets of the Fund.

(f)  Represents less than 0.05% of net assets of the Fund.

(g)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to approximately $274,000, which represents 0.2% of net assets of the Fund.

(h)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to approximately $29,051,000 of long positions and $(1,427,000) of short positions, which represents 16.7% and (0.8)% respectively, of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(i)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019, and changes periodically.

(j)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(k)  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(l)  The stated interest rate represents the weighted average interest rate at October 31, 2019, of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(m)  All or a portion of this security was purchased on a delayed delivery basis.

(n)  All or a portion of this security had not settled as of October 31, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(o)  Defaulted security.

(p)  Perpetual security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(q)  Represents 7-day effective yield as of October 31, 2019.

See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

(r)  See "Purchased option contracts" under Derivative Instruments.

(s)  At October 31, 2019, the Fund had approximately $18,645,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(t)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

(u)  As of October 31, 2019, the value of unfunded loan commitments was approximately $75,000 (See Notes to Consolidated Financial Statements).

Abbreviations

ADR  American Depositary Receipt

CLO  Collateralized Loan Obligations

CVR  Contingent Value Rights

DIP  Debtor-in-Possession

ETF  Exchange Traded Fund

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

PJSC  Public Joint Stock Company

SA  Société Anonyme

SpA  Società per Azioni

SPDR  Standard & Poor's Depositary Receipt

USD  United States Dollar

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
Amsterdam Exchange Index	2	11/2019	$256,613	$(1,629)
CAC 40 10 Euro Index	5	11/2019	319,366	3,144
MSCI Taiwan Index	10	11/2019	428,600	3,790
Natural Gas	4	11/2019	105,320	(2,558)
NY Harbor ULSD	1	11/2019	78,784	(3,555)
OMXS30 Index	10	11/2019	179,454	4,910
RBOB Gasoline	1	11/2019	66,973	(1,892)
SGX NIFTY 50 Index	1	11/2019	23,855	583
WTI Crude Oil	2	11/2019	108,360	(2,934)
100 oz Gold	5	12/2019	757,400	(1,500)

See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Australia 10 Year Bond	8	12/2019	$804,107	$(5,849)
Australia 3 Year Bond	7	12/2019	556,701	(3,441)
Brent Crude Oil	1	12/2019	58,910	(1,231)
Canada 10 Year Bond	2	12/2019	215,686	(1,516)
Canada 10 Year Bond	5	12/2019	539,215	(8,739)
Cocoa	2	12/2019	48,060	(1,965)
Copper	1	12/2019	65,950	(539)
DAX Index	2	12/2019	719,006	21,834
EURO STOXX 50 Index	13	12/2019	523,265	8,204
Euro-Bobl	5	12/2019	750,708	(4,696)
Euro-BTP	1	12/2019	161,127	(604)
Euro-BTP	4	12/2019	644,510	3,256
Euro-Bund	3	12/2019	574,692	(13,481)
Euro-Buxl	2	12/2019	468,337	(21,202)
Euro-OAT	3	12/2019	563,383	(8,101)
Foreign Exchange USD/NOK	1	12/2019	100,102	2,629
Foreign Exchange USD/SEK	1	12/2019	99,861	(371)
FTSE 100 Index	1	12/2019	93,861	(803)
Live Cattle	6	12/2019	281,340	2,335
Long Gilt	8	12/2019	1,376,594	(7,169)
Low Sulphur Gasoil	1	12/2019	56,350	(2,951)
Milling Wheat No. 2	4	12/2019	39,705	(742)
NASDAQ 100 E-Mini Index	1	12/2019	161,805	(67)
Nikkei 225 Index	2	12/2019	227,300	(352)
Nikkei 225 Mini Index	18	12/2019	382,535	7,041
Palladium	3	12/2019	526,680	69,307
Silver	3	12/2019	271,005	(1,331)
Soybean Oil	19	12/2019	350,550	2,087
SPI 200 Index	1	12/2019	114,415	(545)
TOPIX Index	2	12/2019	309,010	2,486
U.S. Treasury 2 Year Note	18	12/2019	3,880,828	(5,833)
U.S. Treasury 5 Year Note	18	12/2019	2,145,656	(4,373)
U.S. Treasury 10 Year Note	2	12/2019	260,594	(1,957)
U.S. Treasury 10 Year Note	12	12/2019	1,563,562	(3,812)
U.S. Treasury Long Bond	4	12/2019	645,500	(5,912)
U.S. Treasury Ultra Bond	2	12/2019	379,500	(3,768)
Wheat	3	12/2019	76,312	(2,495)
Platinum	4	1/2020	186,740	266
Rapeseed	3	1/2020	63,739	509
Soybean	7	1/2020	326,288	(5,393)
100 oz Gold	2	2/2020	304,360	3,656
Cocoa	4	3/2020	97,840	(2,581)
WTI Crude Oil	1	11/2020	51,460	(282)
See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3 Month Euro Euribor	5	3/2021	$1,400,259	$(1,881)
3 Month Eurodollar	18	3/2021	4,437,900	(5,994)
3 Month Eurodollar	17	9/2021	4,191,563	(2,455)
3 Month Eurodollar	19	3/2022	4,683,975	(3,571)
3 Month Eurodollar	21	3/2023	5,173,613	(4,050)
Total Long Contracts			$43,279,184	$(18,083)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
CBOE Volatility Index	(4)	12/2019	$(66,900)	$696
Coffee 'C'	(4)	12/2019	(152,925)	(6,648)
Corn	(2)	12/2019	(39,000)	(955)
Cotton No. 2	(1)	12/2019	(32,220)	(1,833)
EURO STOXX 50 Index	(43)	12/2019	(1,730,801)	(50,455)
Euro-Bund	(2)	12/2019	(383,128)	(167)
Euro-OAT	(1)	12/2019	(187,794)	(1,293)
Euro-Schatz	(2)	12/2019	(249,983)	(13)
Foreign Exchange AUD/USD	(52)	12/2019	(3,585,920)	(11,315)
Foreign Exchange CAD/USD	(7)	12/2019	(531,825)	666
Foreign Exchange CHF/USD	(1)	12/2019	(127,050)	129
Foreign Exchange EUR/USD	(144)	12/2019	(20,117,700)	(104,010)
Foreign Exchange JPY/USD	(1)	12/2019	(116,031)	1,187
Foreign Exchange MXN/USD	(14)	12/2019	(361,760)	(9,802)
Foreign Exchange NZD/USD	(1)	12/2019	(64,160)	118
Foreign Exchange ZAR/USD	(9)	12/2019	(296,550)	6,343
KC HRW Wheat	(7)	12/2019	(146,912)	(4,167)
Lean Hogs	(3)	12/2019	(79,200)	1,237
S&P 500 E-Mini Index	(9)	12/2019	(1,366,110)	(12,595)
Soybean Meal	(6)	12/2019	(182,640)	(3,416)
Canola	(10)	1/2020	(69,456)	729
FCOJ-A	(2)	1/2020	(29,655)	772
Robusta Coffee	(17)	1/2020	(224,740)	(13,067)
Sugar No. 11	(21)	2/2020	(293,530)	(4,760)
3 Month Canadian Bankers Acceptance	(3)	6/2020	(559,098)	(1,010)
3 Month Sterling	(3)	6/2020	(482,429)	(221)
3 Month Canadian Bankers Acceptance	(1)	9/2020	(186,442)	(362)
3 Month Euro Euribor	(3)	9/2020	(840,239)	25
3 Month Sterling	(1)	9/2020	(160,866)	(90)
3 Month Sterling	(1)	3/2021	(160,882)	(130)

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3 Month Sterling	(3)	9/2021	$(482,647)	$(463)
3 Month Sterling	(2)	3/2022	(321,733)	(325)
Total Short Contracts			$(33,630,326)	$(215,195)
Total Futures				$(233,278)

For the year ended October 31, 2019, the average notional value of futures for the Fund was $188,045,879 for long positions and $(52,053,768) for short positions. At October 31, 2019, the Fund had $1,286,598 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At October 31, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
CHF	51,522	USD	52,076	JPMorgan Chase Bank, NA	11/15/2019	$196
HKD	2,238,000	USD	285,472	JPMorgan Chase Bank, NA	11/15/2019	113
SEK	46,500	USD	4,801	JPMorgan Chase Bank, NA	11/15/2019	18
CAD	143,000	USD	108,091	JPMorgan Chase Bank, NA	12/11/2019	495
EUR	1,739,000	USD	1,936,468	JPMorgan Chase Bank, NA	12/11/2019	7,986
GBP	3,958,000	USD	4,909,086	JPMorgan Chase Bank, NA	12/11/2019	224,260
SEK	4,335,000	USD	438,084	JPMorgan Chase Bank, NA	12/11/2019	11,841
USD	144,754	CAD	190,000	JPMorgan Chase Bank, NA	12/11/2019	478
USD	777,321	EUR	695,000	JPMorgan Chase Bank, NA	12/11/2019	210
USD	97,400	GBP	75,000	JPMorgan Chase Bank, NA	12/11/2019	129
USD	552,700	SEK	5,310,000	JPMorgan Chase Bank, NA	12/11/2019	1,581
AUD	3,130,000	JPY	229,012,593	Societe Generale	12/18/2019	33,258
AUD	6,050,000	USD	4,128,340	Societe Generale	12/18/2019	47,265
BRL**	4,340,000	USD	1,063,023	Societe Generale	12/18/2019	16,281
CAD	2,700,000	USD	2,042,862	Societe Generale	12/18/2019	7,538
CHF	2,450,000	USD	2,484,838	Societe Generale	12/18/2019	7,672
EUR	65,561	PLN	280,000	Societe Generale	12/18/2019	41
EUR	180,000	TRY	1,154,003	Societe Generale	12/18/2019	1,936
EUR	5,640,000	USD	6,261,588	Societe Generale	12/18/2019	48,613
GBP	2,780,000	USD	3,504,261	Societe Generale	12/18/2019	102,366
HUF	139,610,000	USD	464,010	Societe Generale	12/18/2019	11,046
ILS	3,730,000	USD	1,057,479	Societe Generale	12/18/2019	3,250
INR**	82,900,000	USD	1,154,061	Societe Generale	12/18/2019	6,231
JPY	43,610,000	USD	403,640	Societe Generale	12/18/2019	1,401
KRW**	2,874,640,000	USD	2,433,695	Societe Generale	12/18/2019	24,847
MXN	38,490,000	USD	1,956,504	Societe Generale	12/18/2019	30,604
NOK	3,530,000	USD	383,056	Societe Generale	12/18/2019	924
NZD	1,350,000	USD	855,215	Societe Generale	12/18/2019	11,057
PHP**	102,990,000	USD	1,976,483	Societe Generale	12/18/2019	48,503

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
PLN	12,640,000	EUR	2,917,534	Societe Generale	12/18/2019	$45,226
PLN	7,430,000	USD	1,906,580	Societe Generale	12/18/2019	38,767
SEK	5,920,000	USD	606,892	Societe Generale	12/18/2019	7,874
SGD	5,660,000	USD	4,132,269	Societe Generale	12/18/2019	30,046
THB	34,380,000	USD	1,125,302	Societe Generale	12/18/2019	13,834
TRY	6,335,541	EUR	960,000	Societe Generale	12/18/2019	20,933
TRY	8,100,000	USD	1,378,379	Societe Generale	12/18/2019	21,593
USD	608,001	CAD	800,000	Societe Generale	12/18/2019	475
USD	50,896	CHF	50,000	Societe Generale	12/18/2019	29
USD	1,000,487	CLP**	717,860,000	Societe Generale	12/18/2019	31,413
USD	301,991	ILS	1,050,000	Societe Generale	12/18/2019	3,394
USD	79,754	INR**	5,690,000	Societe Generale	12/18/2019	116
USD	2,180,225	JPY	233,730,000	Societe Generale	12/18/2019	9,395
USD	28,631	KRW**	33,270,000	Societe Generale	12/18/2019	177
USD	141,959	MXN	2,740,000	Societe Generale	12/18/2019	502
USD	3,133,781	NOK	28,370,000	Societe Generale	12/18/2019	47,794
USD	850,083	NZD	1,320,000	Societe Generale	12/18/2019	3,061
USD	123,891	PHP**	6,300,000	Societe Generale	12/18/2019	21
USD	1,501,029	SEK	14,440,000	Societe Generale	12/18/2019	1,501
USD	422,552	ZAR	6,320,000	Societe Generale	12/18/2019	6,831
ZAR	1,440,000	USD	94,085	Societe Generale	12/18/2019	635
CAD	41,216	USD	31,229	JPMorgan Chase Bank, NA	12/31/2019	75
USD	125,888	CAD	164,666	JPMorgan Chase Bank, NA	12/31/2019	821
Total unrealized appreciation						$934,653
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	3,587,096	EUR	3,220,434	JPMorgan Chase Bank, NA	11/15/2019	$(7,393)
USD	1,015,762	GBP	786,711	JPMorgan Chase Bank, NA	11/15/2019	(3,674)
USD	921,556	HKD	7,227,585	JPMorgan Chase Bank, NA	11/15/2019	(733)
CAD	2,281,000	USD	1,736,554	JPMorgan Chase Bank, NA	12/11/2019	(4,484)
EUR	582,000	USD	651,013	JPMorgan Chase Bank, NA	12/11/2019	(253)
SEK	4,120,000	USD	429,419	JPMorgan Chase Bank, NA	12/11/2019	(1,809)
USD	48,755	CAD	65,000	JPMorgan Chase Bank, NA	12/11/2019	(602)
USD	1,556,899	EUR	1,399,000	JPMorgan Chase Bank, NA	12/11/2019	(7,386)
USD	4,000,984	GBP	3,178,000	JPMorgan Chase Bank, NA	12/11/2019	(120,738)
USD	126,570	SEK	1,225,000	JPMorgan Chase Bank, NA	12/11/2019	(571)
AUD	980,000	JPY	73,090,236	Societe Generale	12/18/2019	(2,465)
AUD	160,000	USD	110,702	Societe Generale	12/18/2019	(273)
BRL**	360,000	USD	90,011	Societe Generale	12/18/2019	(483)
CAD	3,800,000	USD	2,903,507	Societe Generale	12/18/2019	(17,764)
CHF	940,000	USD	957,658	Societe Generale	12/18/2019	(1,347)
CLP**	323,280,000	USD	450,217	Societe Generale	12/18/2019	(13,805)
EUR	1,516,590	PLN	6,650,000	Societe Generale	12/18/2019	(44,319)

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	1,030,000	TRY	6,837,391	Societe Generale	12/18/2019	$(29,354)
EUR	150,000	USD	168,029	Societe Generale	12/18/2019	(205)
GBP	90,000	USD	116,984	Societe Generale	12/18/2019	(223)
ILS	3,180,000	USD	910,440	Societe Generale	12/18/2019	(6,118)
INR**	41,910,000	USD	588,205	Societe Generale	12/18/2019	(1,622)
JPY	270,616,637	AUD	3,720,000	Societe Generale	12/18/2019	(54,058)
JPY	317,930,000	USD	2,978,181	Societe Generale	12/18/2019	(25,320)
KRW**	433,330,000	USD	371,008	Societe Generale	12/18/2019	(402)
MXN	16,630,000	USD	861,930	Societe Generale	12/18/2019	(3,380)
NOK	8,560,000	USD	941,302	Societe Generale	12/18/2019	(10,178)
NZD	170,000	USD	109,197	Societe Generale	12/18/2019	(111)
PLN	760,000	USD	199,278	Societe Generale	12/18/2019	(292)
SEK	2,430,000	USD	253,600	Societe Generale	12/18/2019	(1,256)
TRY	3,734,248	EUR	580,000	Societe Generale	12/18/2019	(3,509)
TRY	590,000	USD	102,021	Societe Generale	12/18/2019	(48)
USD	4,974,288	AUD	7,300,000	Societe Generale	12/18/2019	(64,049)
USD	1,001,657	BRL**	4,150,000	Societe Generale	12/18/2019	(30,395)
USD	2,909,179	CAD	3,860,000	Societe Generale	12/18/2019	(22,130)
USD	3,460,268	CHF	3,420,000	Societe Generale	12/18/2019	(19,073)
USD	7,401,826	EUR	6,680,000	Societe Generale	12/18/2019	(71,957)
USD	3,082,715	GBP	2,490,000	Societe Generale	12/18/2019	(147,683)
USD	1,093,186	HUF	328,230,000	Societe Generale	12/18/2019	(23,694)
USD	1,380,690	ILS	4,870,000	Societe Generale	12/18/2019	(4,229)
USD	1,205,283	INR**	87,090,000	Societe Generale	12/18/2019	(13,652)
USD	1,686,036	JPY	182,250,000	Societe Generale	12/18/2019	(6,656)
USD	2,198,397	KRW**	2,620,240,000	Societe Generale	12/18/2019	(42,570)
USD	1,180,398	MXN	23,540,000	Societe Generale	12/18/2019	(34,893)
USD	33,675	NOK	310,000	Societe Generale	12/18/2019	(47)
USD	958,775	NZD	1,520,000	Societe Generale	12/18/2019	(16,582)
USD	967,758	PHP**	50,340,000	Societe Generale	12/18/2019	(22,024)
USD	1,837,271	PLN	7,220,000	Societe Generale	12/18/2019	(53,094)
USD	417,719	SEK	4,090,000	Societe Generale	12/18/2019	(7,010)
USD	2,931,186	SGD	4,040,000	Societe Generale	12/18/2019	(39,794)
USD	546,850	THB	16,650,000	Societe Generale	12/18/2019	(4,827)
USD	1,106,018	TRY	6,600,000	Societe Generale	12/18/2019	(34,701)
USD	506,264	ZAR	7,760,000	Societe Generale	12/18/2019	(4,179)
ZAR	12,640,000	USD	851,976	Societe Generale	12/18/2019	(20,538)
CAD	7,514	USD	5,721	JPMorgan Chase Bank, NA	12/31/2019	(14)
USD	803,359	CAD	1,063,453	JPMorgan Chase Bank, NA	12/31/2019	(4,352)
Total unrealized depreciation						$(1,052,318)
Net unrealized depreciation						$(117,665)

**  Non-deliverable forward.

For the year ended October 31, 2019, the Fund's investments in forward contracts had an average notional value of $3,281,980.

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2019, the Fund had outstanding credit default swaps as follows:

Over the counter credit default swaps — Buy Protection

Reference Entity	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
American Axle & Manufacturing, Inc., Senior Securities	5.00%	quarterly	JPM	6/20/2024	$200,000	$(4,470)	$(3,599)	$(1,167)	$(9,236)
International Lease Finance Corp., Senior Securities	5.00%	quarterly	JPM	12/20/2021	1,000,000	(63,487)	(36,199)	(5,833)	(105,519)
Realogy Group LLC, Senior Securities	5.00%	quarterly	JPM	6/20/2024	1,000,000	24,535	28,740	(5,833)	47,442
Total credit default swaps						$(43,422)	$(11,058)	$(12,833)	$(67,313)

For the year ended October 31, 2019, the average notional value of credit default swaps for the Fund was $4,661,538 for buy protection.

Equity swap contracts ("equity swaps")

At October 31, 2019, the Fund had outstanding equity swaps as follows:

Over the counter equity swaps — Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)		Spread		Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
JPM	Adevinta ASA	NOK	9,838	10/29/2020	2.28%		0.65%		1M NIBOR	T/1M	$1,066	$1,066
JPM	Altran Technologies SA	EUR	38,578	10/26/2020	0.18%		0.65%		1M EURIBOR	T/1M	124	124
MS	Amundi SA	EUR	351,104	12/9/2019	0.13%		0.60%		1M EURIBOR	T/1M	48,468	48,468
MS	Anima Holding SpA	EUR	528,025	12/9/2019	0.13%		0.60%		1M EURIBOR	T/1M	139,353	139,353
MS	Aspen Pharmacare Holdings Ltd.	USD	13,740	12/9/2019	2.71%		0.80%		1M LIBOR USD	T/1M	(3,156)	(3,156)
JPM	Atrium European Real Estate Ltd.	EUR	94,544	7/27/2020	(0.07 0.18%	)%-	0.40 0.65%	%-	1M EURIBOR	T/1M	(1,280)	(1,280)

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
JPM	Aveo Group	AUD	229,943	8/31/2020	1.54%	0.65%	1M AUD BBSW	T/1M	$1,179	$1,179
MS	Barclays plc	GBP	58,898	12/2/2020	1.31%	0.60%	1M GBP LIBOR	T/1M	6,087	6,087
JPM	BCA Marketplace plc	GBP	63,635	6/29/2020	1.11%	0.40%	1M GBP LIBOR	T/1M	(1,959)	(1,959)
JPM	Bellamy's Australia Ltd.	AUD	264,888	9/21/2020	1.54%	0.65%	1M AUD BBSW	T/1M	(592)	(592)
MS	BNP Paribas SA	EUR	102,795	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	6,246	6,246
MS	Brenntag AG	EUR	117,495	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	(9,802)	(9,802)
JPM	Broadcom, Inc.	USD	338,242	2/14/2020	2.31%	0.40%	1M USD LIBOR	T/1M	23,329	23,329
MS	Bureau Veritas SA	EUR	89,683	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	6,854	6,854
JPM	Cobham plc	GBP	610,901	7/29/2020	1.11%	0.40%	1M GBP LIBOR	T/1M	(7,396)	(7,396)
JPM	Cott Corp.	USD	696,342	2/14/2020	2.31%	0.40%	1M USD LIBOR	T/1M	(109,437)	(109,437)
MS	Croda International plc	GBP	78,164	12/2/2020	1.31%	0.60%	1M GBP LIBOR	T/1M	4,136	4,136
JPM	CSX Corp.	USD	540,517	2/14/2020	2.31%	0.40%	1M USD LIBOR	T/1M	(3,989)	(3,989)
MS	Danone SA	EUR	350,682	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	12,553	12,553
JPM	EI Group plc	GBP	21,954	7/22/2020	1.11%	0.40%	1M GBP LIBOR	T/1M	(117)	(117)
JPM	Eland Oil & Gas plc	GBP	46,670	10/19/2020	1.11%	0.40%	1M GBP LIBOR	T/1M	26	26
JPM	Entertainment One Ltd.	GBP	119,664	10/29/2020	1.11%	0.40%	1M GBP LIBOR	T/1M	91	91
JPM	Equitrans Midstream Corp.	USD	468,046	11/15/2019	2.31 2.76%	%-	0.40 0.85%	%-	1M USD LIBOR	T/1M	(111,201)	(111,201)
MS	Eurofins Scientific SE	EUR	470,097	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	65,641	65,641
JPM	Gamenet Group SpA	EUR	52,933	10/26/2020	0.18%	0.65%	1M EURIBOR	T/1M	(314)	(314)
MS	Gerresheimer AG	EUR	78,608	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	7,835	7,835
JPM	GrandVision NV	EUR	99,763	8/3/2020	0.18%	0.65%	1M EURIBOR	T/1M	484	484
JPM	Green REIT plc	EUR	42,935	8/17/2020	0.28%	0.75%	1M EURIBOR	T/1M	56	56
MS	Heidelberg Cement AG	EUR	200,726	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	20	20
MS	Hypera SA	USD	44,191	12/5/2019	2.56%	0.65%	1M USD LIBOR	T/1M	3,727	3,727

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
MS	Iliad SA	EUR	163,606	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	$(29,813)	$(29,813)
JPM	Inmarsat plc	USD	566,070	3/27/2020	2.31%	0.40%	1M USD LIBOR	T/1M	16,822	16,822
MS	ITV plc	GBP	143,763	12/2/2020	1.31%	0.60%	1M GBP LIBOR	T/1M	25,810	25,810
JPM	Just Eat plc	GBP	12,855	10/26/2020	1.11%	0.40%	1M GBP LIBOR	T/1M	50	50
MS	Kering SA	EUR	195,407	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	20,811	20,811
MS	LafargeHolcim Ltd. (Registered)	CHF	189,172	12/9/2019	(0.20)%	0.60%	1M CHF LIBOR	T/1M	10,819	10,819
JPM	Latecoere SACA	EUR	3,456	7/3/2020	0.18%	0.65%	1M EURIBOR	T/1M	36	36
JPM	Merlin Entertainments plc	GBP	125,197	9/7/2020	1.11%	0.40%	1M GBP LIBOR	T/1M	1,394	1,394
MS	Migros Ticaret A/S	USD	5,362	9/15/2020	3.31%	1.40%	1M USD LIBOR	T/1M	44	44
MS	NAVER Corp.	USD	56,807	12/12/2019	3.31%	1.40%	1M USD LIBOR	T/1M	16,304	16,304
JPM	OSRAM Licht AG	EUR	104,080	7/9/2020	0.18%	0.65%	1M EURIBOR	T/1M	7,632	7,632
MS	Pets at Home Group plc	GBP	106,028	12/2/2020	1.31%	0.60%	1M GBP LIBOR	T/1M	13,686	13,686
JPM	Pioneer Foods Group Ltd.	ZAR	5,116,010	7/24/2020	7.83%	1.20%	1M JIBAR	T/1M	9,974	9,974
JPM	PNE AG	EUR	8,463	11/4/2020	0.18%	0.65%	1M EURIBOR	T/1M	(9)	(9)
MS	Publicis Groupe SA	EUR	54,047	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	(18,148)	(18,148)
MS	Ryanair Holdings plc	EUR	128,362	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	23,962	23,962
JPM	Scottish Salmon Co. plc (The)	NOK	130,491	9/30/2020	2.28%	0.65%	1M NIBOR	T/1M	112	112
MS	Societe Generale SA	EUR	52,936	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	7,039	7,039
JPM	Sophos Group plc	USD	210,309	10/16/2020	2.31%	0.40%	1M USD LIBOR	T/1M	2,346	2,346
JPM	Spire Healthcare Group plc	GBP	8,488	11/21/2019	1.11%	0.40%	1M GBP LIBOR	T/1M	(577)	(577)
MS	Stroeer SE & Co. KGaA	EUR	62,309	12/9/2019	0.13%	0.60%	1M EURIBOR	T/1M	13,012	13,012

See Notes to Consolidated Financial Statements

28

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
JPM	United Technologies Corp.	USD	498,223	2/14/2020	2.31%	0.40%	1M USD LIBOR	T/1M	$59,815	$59,815
JPM	Walt Disney Co. (The)	USD	609,974	4/16/2020	2.31%	0.40%	1M USD LIBOR	T/1M	(3,127)	(3,127)
Total Long Positions of equity swaps									$256,026	$256,026

Over the counter equity swaps — Short(c)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
JPM	Acuity Brands, Inc.	USD	(317,591)	6/15/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	$13,187	$13,187
JPM	Adevinta ASA	NOK	(8,925)	5/27/2020	1.13%	(0.50)%	1M NIBOR	1M/T	(90)	(90)
JPM	Badger Meter, Inc.	USD	(311,831)	6/5/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(24,109)	(24,109)
JPM	Belden, Inc.	USD	(112,303)	10/16/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	420	420
JPM	BlackBerry Ltd.	USD	(262,553)	3/27/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	132,003	132,003
JPM	Bloom Energy Corp.	USD	(24,358)	11/18/2019	(7.69 1.51%	)%-	(9.60 (0.40)%	)%-	1M USD LIBOR	1M/T	96,733	96,733
MS	Bunzl plc	GBP	(92,729)	12/2/2020	0.41%	(0.30)%	1D SONIA	1M/T	5,500	5,500
JPM	Canadian Imperial Bank of Commerce	USD	(225,513)	3/26/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(13,307)	(13,307)
JPM	Canadian Tire Corp. Ltd.	CAD	(468,567)	9/18/2020	1.55%	(0.40)%	1M CDOR	1M/T	(927)	(927)
JPM	Cardinal Health, Inc.	USD	(148,103)	11/25/2019	1.51%	(0.40)%	1M USD LIBOR	1M/T	(10,694)	(10,694)
JPM	Career Education Corp.	USD	(202,276)	9/23/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	31,188	31,188
JPM	Cerence, Inc.	USD	(168,717)	10/5/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(61,544)	(61,544)
JPM	CH Robinson Worldwide, Inc.	USD	(184,940)	3/23/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	24,923	24,923
JPM	Cheesecake Factory, Inc. (The)	USD	(103,848)	12/23/2019	1.51%	(0.40)%	1M USD LIBOR	1M/T	(744)	(744)

See Notes to Consolidated Financial Statements

29

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
JPM	Cinemark Holdings, Inc.	USD	(204,777)	7/13/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	$8,436	$8,436
JPM	Cisco Systems, Inc.	USD	(340,884)	6/18/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	48,501	48,501
MS	Colruyt SA	EUR	(309,855)	12/9/2019	(0.86)%	(0.40)%	1D EONIA	1M/T	106,774	106,774
MS	Deutsche Telekom AG (Registered)	EUR	(112,899)	12/9/2019	(0.81)%	(0.35)%	1D EONIA	1M/T	(4,467)	(4,467)
MS	Diageo plc	GBP	(245,249)	12/2/2020	0.41%	(0.30)%	1D SONIA	1M/T	20,850	20,850
MS	Electricite de France SA	EUR	(37,471)	12/9/2019	(0.81)%	(0.35)%	1D EONIA	1M/T	12,140	12,140
MS	Eni SpA	EUR	(82,356)	12/9/2019	(0.86)%	(0.40)%	1D EONIA	1M/T	(979)	(979)
JPM	Estee Lauder Cos., Inc. (The)	USD	(105,988)	8/3/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	879	879
JPM	First Midwest Bancorp, Inc.	USD	(217,416)	4/17/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	1,083	1,083
JPM	Flutter Entertainment plc	USD	(286,676)	10/5/2020	1.46 1.51%	%-	(0.45 (0.40)%	)%-	1M USD LIBOR	1M/T	(12,120)	(12,120)
JPM	Fulton Financial Corp.	USD	(364,419)	4/6/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(22,892)	(22,892)
JPM	Gap, Inc. (The)	USD	(318,127)	8/26/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	18,845	18,845
MS	Givaudan SA (Registered)	CHF	(182,511)	12/9/2019	(1.09)%	(0.35)%	1D SARON	1M/T	(23,312)	(23,312)
MS	GlaxoSmithKline plc	GBP	(64,236)	12/2/2020	0.41%	(0.30)%	1D SONIA	1M/T	(12,081)	(12,081)
JPM	Grifols SA	USD	(292,466)	4/14/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(31,894)	(31,894)
JPM	Hanesbrands, Inc.	USD	(221,838)	1/24/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(8,244)	(8,244)
MS	Hennes & Mauritz AB	SEK	(523,138)	10/19/2020	(0.59)%	(0.40)%	1W STIBOR	1M/T	(14,710)	(14,710)
JPM	Hershey Co. (The)	USD	(429,595)	9/25/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	5,611	5,611
JPM	Hormel Foods Corp.	USD	(255,767)	1/29/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(116)	(116)
JPM	Iron Mountain, Inc.	USD	(218,776)	2/6/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(13,554)	(13,554)

See Notes to Consolidated Financial Statements

30

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
JPM	JM Smucker Co.(The)	USD	(312,813)	5/29/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	$32,383	$32,383
MS	Koninklijke Ahold Delhaize NV	EUR	(193,156)	12/9/2019	(0.81)%	(0.35)%	1D EONIA	1M/T	(21,713)	(21,713)
MS	Lagardere SCA	EUR	(68,088)	12/9/2019	(0.81)%	(0.35)%	1D EONIA	1M/T	5,677	5,677
JPM	Landstar System, Inc.	USD	(211,025)	4/27/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(12,338)	(12,338)
JPM	LyondellBasell Industries NV	USD	(338,618)	8/17/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(29,501)	(29,501)
MS	Marks & Spencer Group plc	GBP	(140,456)	12/2/2020	0.41%	(0.30)%	1D SONIA	1M/T	46,938	46,938
MS	Merck & Co., Inc.	USD	(63,175)	12/9/2019	1.47%	(0.35)%	1D FEDEF	1M/T	(7,547)	(7,547)
JPM	Murphy USA, Inc.	USD	(439,289)	1/31/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(142,133)	(142,133)
JPM	National Bank of Canada	CAD	(707,408)	1/29/2020	1.55%	(0.40)%	1M CDOR	1M/T	(57,093)	(57,093)
MS	Next plc	GBP	(42,980)	12/2/2020	0.41%	(0.30)%	1D SONIA	1M/T	(6,810)	(6,810)
JPM	Nuance Communications, Inc.	USD	(452,309)	10/13/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(40,741)	(40,741)
JPM	Omnicom Group, Inc.	USD	(322,731)	1/29/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	1,886	1,886
MS	Orange SA	EUR	(233,047)	12/9/2019	(0.81)%	(0.35)%	1D EONIA	1M/T	(6,803)	(6,803)
JPM	PACCAR, Inc.	USD	(331,165)	3/27/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(40,436)	(40,436)
JPM	Pearson plc	GBP	(26,960)	8/24/2020	0.31%	(0.40)%	1M GBP LIBOR	1M/T	45,962	45,962
MS	Pfizer, Inc.	USD	(48,001)	12/9/2019	1.47%	(0.35)%	1D FEDEF	1M/T	1,151	1,151
JPM	Qualys, Inc.	USD	(254,710)	1/9/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(2,211)	(2,211)
JPM	R1 RCM, Inc.	USD	(249,167)	9/28/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(28,550)	(28,550)
JPM	Ralph Lauren Corp.	USD	(405,373)	6/10/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	26,003	26,003
JPM	Robert Half International, Inc.	USD	(270,887)	1/29/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	15,970	15,970
MS	Roche Holding AG	CHF	(51,050)	12/9/2019	(1.09)%	(0.35)%	1D SARON	1M/T	(6,281)	(6,281)

See Notes to Consolidated Financial Statements

31

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Value
JPM	Rockwell Automation, Inc.	USD	(394,029)	5/29/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	$(42,447)	$(42,447)
JPM	Steven Madden Ltd.	USD	(110,774)	8/7/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(21,550)	(21,550)
JPM	Texas Roadhouse, Inc.	USD	(318,604)	12/11/2019	1.51%	(0.40)%	1M USD LIBOR	1M/T	(4,577)	(4,577)
JPM	UMB Financial Corp.	USD	(359,387)	10/15/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(12,941)	(12,941)
JPM	Volvo AB	SEK	(2,631,979)	6/18/2020	(0.62)%	(0.50)%	1M STIBOR	1M/T	(4,019)	(4,019)
JPM	Wabtec Corp.	USD	(215,394)	5/4/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	3,838	3,838
JPM	Walgreens Boots Alliance, Inc.	USD	(450,292)	7/20/2020	1.51%	(0.40)%	1M USD LIBOR	1M/T	(15,527)	(15,527)
Total Short Positions of equity swaps									$(52,121)	$(52,121)
Total Long and Short Positions of equity swaps									$203,905	$203,905
Total Financing Costs and Other Receivables/(Payables) of equity swaps										$(39,978)
Total Long and Short Positions including Financing Costs and Other Receivables/(Payables) of equity swaps										$163,927

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2019.

(c)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity.

Abbreviations

BBSW  Australian Bank-Bill Swap Reference Rate

CDOR  Canadian Dollar Offered Rate

EONIA  Euro Overnight Index Average Rate

EURIBOR  Euro Interbank Offered Rate

FEDEF  Federal Funds Floating Rate

JIBAR  Johannesburg Interbank Agreed Rate

JPM  JPMorgan Chase Bank, NA

LIBOR  London Interbank Offered Rate

MS  Morgan Stanley Capital Services LLC

NIBOR  Norway Interbank Offered Rate

SARON  Swiss Average Overnight Rate

SONIA  Sterling Overnight Index Average Rate

STIBOR  Stockholm Interbank Offered Rate

T  Termination Date

1D  One Day

1M  One Month

1W  One Week

See Notes to Consolidated Financial Statements

32

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

For the year ended October 31, 2019, the average notional value of equity swaps for the Fund was $10,986,347 for long positions and $(17,427,762) for short positions.

At October 31, 2019, the Fund had cash collateral of $4,500,000, $1,070,000 and $888,112 deposited in a segregated account for JPMorgan Chase Bank, NA, Morgan Stanley Capital Services LLC and Societe Generale, respectively, to cover collateral requirements on over the counter derivatives.

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Poland Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

Purchased option contracts ("options purchased")

At October 31, 2019, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	38	$536,712	$137	12/20/2019	$18,810
Puts
Exchange Traded Funds
iShares Russell 2000 ETF	52	808,340	139	12/31/2019	3,744
iShares Russell 2000 ETF	29	450,805	135	3/31/2020	5,524
SPDR S&P 500 ETF Trust	24	727,992	275	12/31/2019	3,084
SPDR S&P 500 ETF Trust	15	454,995	270	3/31/2020	5,985
Total puts					$18,337
Total options purchased (cost $56,629)					$37,147

For the year ended October 31, 2019, the Fund had an average market value of $67,174 in options purchased and $(12,271) in options written.

See Notes to Consolidated Financial Statements

33

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Airlines	$532	$—	$3	$535
Chemicals	1,932	150	—	2,082
Commercial Services & Supplies	1,215	119	—	1,334
Electronic Equipment, Instruments & Components	—	—	67	67
Interactive Media & Services	1,982	—	3	1,985
Internet & Direct Marketing Retail	2,547	—	595	3,142
Media	1,505	—	—	1,505
Metals & Mining	194	—	38	232
Oil, Gas & Consumable Fuels	1,485	65	—	1,550
Pharmaceuticals	1,929	—	—	1,929
Specialty Retail	450	—	27	477
Other Common Stocks(a)	50,350	—	—	50,350
Total Common Stocks	64,121	334	733	65,188
Asset-Backed Securities	—	13,859	—	13,859
Commercial Mortgage-Backed Securities	—	10,786	—	10,786
Loan Assignments
Chemicals	—	109	82	191
Commercial Services & Supplies	—	737	209	946
Diversified Consumer Services	—	—	119	119
Household Durables	—	—	134	134
Insurance	—	88	132	220
IT Services	—	133	31	164
Leisure Products	—	94	149	243
Media	—	147	320	467
Oil, Gas & Consumable Fuels	—	1,601	288	1,889
Water Utilities	—	—	60	60
Other Loan Assignments(a)	—	3,957	—	3,957
Total Loan Assignments	—	6,866	1,524	8,390
Collateralized Mortgage Obligations	—	7,058	—	7,058
Corporate Bonds
Independent Power and Renewable Electricity Producers	—	—	—	—
Media	—	—	—	—
Oil, Gas & Consumable Fuels	—	338	—	338
Other Corporate Bonds(a)	—	3,111	—	3,111
Total Corporate Bonds	—	3,449	—	3,449
U.S. Treasury Obligations	—	1,291	—	1,291
See Notes to Consolidated Financial Statements

34

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Asset Valuation Inputs (cont'd)
(000's omitted)	Level 1	Level 2	Level 3*	Total
Convertible Bonds(a)	$—	$1,035	$—	$1,035
Master Limited Partnerships(a)	480	—	—	480
Rights
Biotechnology	—	—	178	178
Chemicals	—	—	5	5
Media	—	—	—	—
Metals & Mining	—	—	19	19
Pharmaceuticals	—	—	1	1
Total Rights	—	—	203	203
Preferred Stocks(a)	49	—	—	49
Warrants
Capital Markets	27	—	13	40
Electronic Equipment, Instruments & Components	—	—	2	2
Energy Equipment & Services	5	—	—	5
Thrifts & Mortgage Finance	—	—	—	—
Total Warrants	32	—	15	47
Options Purchased(b)	37	—	—	37
Short-Term Investments	—	57,294	—	57,294
Total Long Positions	$64,719	$101,972	$2,475	$169,166

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities:
(000's omitted)
Common Stocks
Airlines(b)	$17	$—	$(14)	$—	$—	$—	$—	$3	$(14)
Electronic Equipment, Instruments & Components(a)	—	—	5	—	—	62	—	67	5

See Notes to Consolidated Financial Statements

35

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

	Beginning balance as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Interactive Media & Services(a)	$4	$—	$8	$—	$(9)	$—	$—	$3	$(1)
Internet & Direct Marketing Retail	—	—	(983)	1,578	—	—	—	595	(983)
Media(a)	—	—	—	—	—	—	—	—	—
Metals & Mining(a)	—	—	6	69	(37)	—	—	38	3
Pharmaceuticals(a)	—	—	—	—	—	—	—	—	—
Specialty Retail	—	—	15	12	—	—	—	27	15
Loan Assignments(b)
Chemicals	—	—	(12)	95	(1)	—	—	82	(12)
Commercial Services & Supplies	427	1	(11)	—	(208)	—	—	209	(7)
Diversified Consumer Services	—	1	3	183	(68)	—	—	119	1
Household Durables	112	—	(5)	27	—	—	—	134	(5)
Insurance	1,603	1	6	172	(1,478)	—	(172)	132	(6)
IT Services	—	—	—	31	—	—	—	31	—
Leisure Products	185	—	(3)	—	(33)	—	—	149	(3)
Media	—	3	(30)	501	(154)	—	—	320	(31)
Oil, Gas & Consumable Fuels	—	—	(15)	303	—	—	—	288	(15)
Water Utilities	—	—	(5)	65	—	—	—	60	(5)
Corporate Bonds
Independent Power and Renewable Electricity Producers(a)	—	—	—	—	—	—	—	—	—
Media(a)	—	—	—	—	—	—	—	—	—
Oil, Gas & Consumable Fuels(a)	—	—	—	—	—	—	—	—	—
Rights
Biotechnology(b)	43	—	135	—	—	—	—	178	135
Chemicals(a)	18	—	—	—	(13)	—	—	5	(14)
Media(a)	—	—	—	—	—	—	—	—	—
Metals & Mining(b)	—	—	19	—	—	—	—	19	19
Pharmaceuticals(a)(b)	—	—	1	—	—	—	—	1	1

See Notes to Consolidated Financial Statements

36

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

	Beginning balance as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Warrants(a)
Capital Markets	$—	$—	$13	$—	$—	$—	$—	$13	$13
Electronic Equipment, Instruments & Components	—	—	(2)	—	—	4	—	2	(2)
Thrifts & Mortgage Finance	—	—	—	—	—	—	—	—	—
Total	$2,409	$6	$(851)	$3,036	$(2,019)	$66	$(172)	$2,475	$(906)

(a)  As of the year ended October 31, 2019, these securities were fair valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  These securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2019:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(16,287)	$—	$—	$(16,287)
Corporate Bonds Sold Short(a)	—	(2,743)	—	(2,743)
Exchange Traded Funds Sold Short	(175)	—	—	(175)
Total Short Positions	$(16,462)	$(2,743)	$—	$(19,205)

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3*	Total
Futures(a)
Assets	$148	$—	$—	$148
Liabilities	(381)	—	—	(381)
Forward contracts(a)
Assets	—	935	—	935
Liabilities	—	(1,053)	—	(1,053)

See Notes to Consolidated Financial Statements

37

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Other Financial Instruments (cont'd)
(000's omitted)	Level 1	Level 2	Level 3*	Total
Swaps
Assets	$—	$1,320	$—	$1,320
Liabilities	—	(1,223)	—	(1,223)
Total	$(233)	$(21)	$—	$(254)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Other Financial Instruments:
(000's omitted)
Equity Swaps
United Kingdom	$1	$—	$(1)	$—	$—	$—	$—	$—	$—

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

38

Consolidated Statement of Assets and Liabilities

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2019
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$169,166
Cash	735
Due from custodian	47
Cash collateral segregated for short sales (Note A)	18,645
Cash collateral segregated for over the counter derivatives (Note A)	6,458
Dividends and interest receivable	433
Receivable for securities sold	1,728
Receivable for Fund shares sold	61
Deposits with brokers for futures contracts (Note A)	1,287
Receivable for variation margin on futures contracts (Note A)	166
Over the counter swap contracts, at value(d)(e) (Note A)	1,320
Receivable for forward foreign currency contracts (Note A)	935
Prepaid expenses and other assets	6
Total Assets	200,987
Liabilities
Due to custodian, foreign currency(b)	2,363
Investments sold short, at value(c) (Note A)	19,205
Dividends and interest payable for short sales	81
Over the counter swap contracts, at value(d)(e) (Note A)	1,223
Payable to administrator—net (Note B)	58
Payable to investment manager (Note B)	254
Payable for securities purchased	1,474
Payable for Fund shares redeemed	1,122
Payable for forward foreign currency contracts (Note A)	1,053
Other accrued expenses and payables	280
Total Liabilities	27,113
Net Assets	$173,874
Net Assets consist of:
Paid-in capital	$282,396
Total distributable earnings/(losses)	(108,522)
Net Assets	$173,874
Net Assets
Institutional Class	$157,562
Class A	7,286
Class C	7,660
Class R6	1,366

See Notes to Consolidated Financial Statements

39

Consolidated Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	14,366
Class A	676
Class C	751
Class R6	124
Net Asset Value, offering and redemption price per share
Institutional Class	$10.97
Class R6	$10.98
Net Asset Value and redemption price per share
Class A	$10.78
Offering Price per share
Class A‡	$11.44
Net Asset Value and offering price per share
Class C^	$10.20
*Cost of Investments:
(a) Unaffiliated issuers	$167,607
(b) Total cost of foreign currency	$(2,393)
(c) Proceeds from investments sold short	$19,277
(d) Unamortized upfront payments on over the counter swap contracts	$25
(e) Unamortized upfront receipts on over the counter swap contracts	$(68)

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

40

Consolidated Statement of Operations

Neuberger Berman Alternative Funds
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Year Ended October 31, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,442
Interest and other income—unaffiliated issuers	3,609
Foreign taxes withheld	(17)
Total income	$6,034
Expenses:
Investment management fees (Note B)	3,348
Administration fees (Note B):
Institutional Class	255
Class A	26
Class C	24
Class R6	4
Distribution fees (Note B):
Class A	25
Class C	93
Shareholder servicing agent fees:
Institutional Class	2
Class A	1
Audit fees	114
Custodian and accounting fees	402
Insurance expense	8
Legal fees	96
Registration and filing fees	87
Shareholder reports	58
Trustees' fees and expenses	47
Dividend and interest expense on securities sold short (Note A)	633
Miscellaneous	23
Total expenses	5,246
Expenses reimbursed by Management (Note B)	(593)
Total net expenses	4,653
Net investment income/(loss)	$1,381

See Notes to Consolidated Financial Statements

41

Consolidated Statement of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Year Ended October 31, 2019
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,305
Closed short positions of unaffiliated issuers	54
Settlement of forward foreign currency contracts	(940)
Settlement of foreign currency transactions	56
Expiration or closing of futures contracts	3,985
Expiration or closing of option contracts written	62
Expiration or closing of swap contracts	(3,121)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	2,978
Short positions of unaffiliated issuers	(1,934)
Forward foreign currency contracts	(130)
Foreign currency translations	(50)
Futures contracts	(1,176)
Option contracts written	1
Swap contracts	1,708
Net gain/(loss) on investments	2,798
Net increase/(decrease) in net assets resulting from operations	$4,179

See Notes to Consolidated Financial Statements

42

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,381	$2,360
Net realized gain/(loss) on investments	1,401	8,402
Change in net unrealized appreciation/(depreciation) of investments	1,397	(11,627)
Net increase/(decrease) in net assets resulting from operations	4,179	(865)
Distributions to shareholders from (Note A):
Distributable earnings:
Institutional Class	(81)	—
Class R6	(2)	—
Total distributions to shareholders	(83)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	93,961	65,360
Class A	1,191	10,453
Class C	99	458
Class R6	411	11,017
Proceeds from reinvestment of dividends and distributions:
Institutional Class	76	—
Class R6	2	—
Payments for shares redeemed:
Institutional Class	(141,383)	(159,661)
Class A	(11,991)	(12,723)
Class C	(4,190)	(6,507)
Class R6	(14,546)	(8,232)
Net increase/(decrease) from Fund share transactions	(76,370)	(99,835)
Net Increase/(Decrease) in Net Assets	(72,274)	(100,700)
Net Assets:
Beginning of year	246,148	346,848
End of year	$173,874	$246,148

See Notes to Consolidated Financial Statements

43

Notes to Consolidated Financial Statements Absolute
Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares and Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance rounding to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through the Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. The Fund is and expects to remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2019, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$15,212,781	8.7%

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

44

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, exchange traded funds ("ETFs"), exchange traded options purchased, master limited partnerships, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark index rate (generally Level 2 or Level 3 inputs).

45

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are

46

recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2019, was $39,687.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2019, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

At October 31, 2019 the cost of long security positions and short security positions for U.S. federal income tax purposes was $150,924,636. Gross unrealized appreciation of long security positions, short security positions and derivative instruments was $8,750,674 and gross unrealized depreciation of long security positions, short security positions and derivative instruments was $10,287,984, resulting in net unrealized depreciation of $1,537,310 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2019, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: prior year true up adjustment or partnership adjustment, prior year true up adjustment or real estate investment trust ("REIT")/non REIT return of capital adjustment and wholly owned subsidiary income and gain (loss). For the year ended October 31, 2019, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings/(Losses)
$1,677,611	$(1,677,611)

47

The tax character of distributions paid during the years ended October 31, 2019, and October 31, 2018, was as follows:

					Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
$83,294	$—	$—	$—	$—	$—	$—	$—	$83,294	$—

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,017,686	$—	$(1,469,547)	$(110,503,691)	$(566,622)	$(108,522,174)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, mark-to-market on adjustments on swaps, futures and forward contracts, amortization of organizational expenses, tax adjustments related to swap contracts and other investments, mark-to-market adjustments on passive foreign investment companies ("PFICs"), wholly owned subsidiary income and gain (loss), capital loss carryforwards, and gain recognized on constructive sale.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2019, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$36,898,262	$73,605,429

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2019, there were no outstanding balances of accrued capital gains taxes for the Fund.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2019, the Fund estimated these amounts for the period January 1, 2019, to October 31, 2019, within the financial statements because the 2019 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2019, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end.

48

After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein, if any, may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $88,873 for the year ended October 31, 2019.

49

At October 31, 2019, the Fund had cash pledged in the amount of $18,645,025 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At October 31, 2019, the Fund had securities pledged in the amount of $4,441,030 to JPM to cover collateral requirements for borrowing in connection with securities sold short.

12  Investment company securities and ETFs : The Fund may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

13  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

14  Derivative instruments: The Fund's use of derivatives during the year ended October 31, 2019, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, if any, at October 31, 2019. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2019, the Fund used credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties.

When the Fund is the buyer of an over the counter ("OTC") credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the

50

Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association ("ISDA") agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Futures contracts: During the year ended October 31, 2019, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund or Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund or Subsidiary may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

Equity swap contracts: During the year ended October 31, 2019, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, the Fund may be required to pledge an amount of cash and/or other assets to the broker which is equal to a certain percentage of the contract amount (initial margin). Subsequent payments known as variation margins are made or received by the Fund periodically depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an ISDA agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund

51

is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Consolidated Statement of Operations.

Forward foreign currency contracts: During the year ended October 31, 2019, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: During the year ended October 31, 2019, the Fund used options written to generate incremental returns. The Fund used purchased options to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

52

At October 31, 2019, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$47	$—	$1,273	$—	$—	$1,320
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	11	53	3	81	148
Forward contracts	Receivable for forward foreign currency contracts	—	935	—	—	—	935
Options purchased	Investments in securities, at value	—	—	18	19	—	37
Total Value—Assets		$47	$946	$1,344	$22	$81	$2,440

Liability Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$(114)	$—	$(1,109)	$—	$—	$(1,223)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(125)	(67)	(122)	(67)	(381)
Forward contracts	Payable for forward foreign currency contracts	—	(1,053)	—	—	—	(1,053)
Total Value—Liabilities		$(114)	$(1,178)	$(1,176)	$(122)	$(67)	$(2,657)

(1)  "Over the counter swap contracts" reflects the cumulative unrealized appreciation/(depreciation) of the over the counter swap contracts plus accrued interest as of October 31, 2019, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Over the counter swap contracts, at value."

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31, 2019, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Total distributable earnings/(losses)." The current day's variation margin as of October 31, 2019, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

53

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the fiscal year ended October 31, 2019, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$(940)	$—	$—	$—	$(940)
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	—	1,881	(579)	2,603	80	3,985
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(58)	20	—	(38)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	62	—	—	62
Swaps	Net realized gain/(loss) on: Expiration or closing of swaps contracts	(655)	—	(2,466)	—	—	(3,121)
Total Realized Gain/(Loss)		$(655)	$941	$(3,041)	$2,623	$80	$(52)

Change in Appreciation/(Depreciation)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$(130)	$—	$—	$—	$(130)
Futures	Change in net unrealized appreciation/(depreciation) in value of : Futures contracts	—	(888)	(199)	(103)	14	(1,176)
Option contracts purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	7	10	—	17
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	1	—	—	1

54

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$363	$—	$1,345	$—	$—	$1,708
Total Change in Appreciation/ (Depreciation)		$363	$(1,018)	$1,154	$(93)	$14	$420

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2019.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$1,320	$—	$1,320
Forward contracts	935	—	935
Total	$2,255	$—	$2,255

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Societe Generale	$686	$(686)	$—	$—
JPMorgan Chase Bank, NA	928	(928)	—	—
Morgan Stanley Capital Services LLC	641	(166)	—	475
	$2,255	$(1,780)	$—	$475

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$(1,223)	$—	$(1,223)
Forward contracts	(1,053)	—	(1,053)
Total	$(2,276)	$—	$(2,276)

55

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Societe Generale	$(900)	$686	(214)	$—
JPMorgan Chase Bank, NA	(1,210)	928	(282)	—
Morgan Stanley Capital Services LLC	(166)	166	—	—
	$(2,276)	$1,780	$(496)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2019, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2019.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of October 31, 2019, the value of unfunded loan commitments was approximately $75,000 pursuant to the following loan agreements.

(000's omitted) Borrower	Principal Amount	Value
Deluxe DIP, Term Loan, (ICE LIBOR USD 6 Month + 7.50%), 4.54%, 10/8/2020(a)(b)(c)	$67	$67
MED Parentco LP, Delayed Delivery Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 8/31/2026(b)	8	8
Total		$75

(a)  Value determined using significant unobservable inputs.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(c)  Illiquid security.

17  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2019, the impact of this arrangement was a reduction in expenses of $214.

18  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA a fee at the annual rate of 1.700% of the first $250 million of the Fund's

56

average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. For the year ended October 31, 2019, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.70% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of Class A and Class C; and 0.05% for Class R6 (prior to December 6, 2018, the administration fee for Class R6 was 0.08%), each as a percentage of its average daily net assets. Additionally, NBIA retains JPM as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion ("annual operating expenses")); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2019, these Subsidiary expenses amounted to $121,097.

At October 31, 2019, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in the Year Ended October 31,
				2017	2018	2019
				Subject to Repayment until October 31,
	Contractual Expense Limitation(1)		Expiration	2020	2021	2022
Institutional Class	1.97%		10/31/22	$453,077	$477,171	$508,701
Class A	2.33%		10/31/22	48,418	41,612	31,156
Class C	3.08%		10/31/22	33,125	29,237	28,605
Class R6	1.87	%(2)	10/31/22	1,142	28,071	24,431

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Prior December 6, 2018, the contractual expense limitation for Class R6 was 1.90%.

At October 31, 2019, NBIA engaged BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, P/E Global, LLC, Portland Hill Asset Management Limited and Sound Point Capital Management, L.P. as subadvisers of the Fund to provide investment management services. NBIA compensates the subadvisers out of the investment advisory fees it receives from the Fund.

57

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2019, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$1,089	$—	$—	$—
Class C	—	28	—	—

Note C—Securities Transactions:

During the year ended October 31, 2019, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts, futures and written option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
	$388	$479,636	$49,606	$752	$550,280	$56,905

During the year ended October 31, 2019, no brokerage commissions on securities transactions were paid to affiliated brokers.

58

Note D—Fund Share Transactions:

Share activity for the year ended October 31, 2019 and for the year ended October 31, 2018 was as follows:

	For the Year Ended October 31, 2019				For the Year Ended October 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	8,725	7	(13,145)	(4,413)	6,009	—	(14,689)	(8,680)
Class A	114	—	(1,155)	(1,041)	970	—	(1,186)	(216)
Class C	10	—	(416)	(406)	44	—	(633)	(589)
Class R6	37	—	(1,345)	(1,308)	1,017	—	(760)	257

Other: At October 31, 2019, affiliated persons, as defined in the 1940 Act, owned 1.96% of the Fund's outstanding shares.

Note E—Line of Credit:

At October 31, 2019, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2019. During the year ended October 31, 2019, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also

59

require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year
Institutional Class
10/31/2019ß	$10.71	$0.08	$0.19	$0.27	$(0.01)	$—	$—	$(0.01)	$10.97
10/31/2018ß	$10.77	$0.09	$(0.15)	$(0.06)	$—	$—	$—	$—	$10.71
10/31/2017ß	$10.18	$0.06	$0.53	$0.59	$—	$—	$—	$—	$10.77
10/31/2016ß	$10.47	$0.02	$(0.18)	$(0.16)	$(0.03)	$(0.10)	$—	$(0.13)	$10.18
10/31/2015	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)	$10.47
Class A
10/31/2019ß	$10.55	$0.04	$0.19	$0.23	$—	$—	$—	$—	$10.78
10/31/2018ß	$10.65	$0.06	$(0.16)	$(0.10)	$—	$—	$—	$—	$10.55
10/31/2017ß	$10.10	$0.02	$0.53	$0.55	$—	$—	$—	$—	$10.65
10/31/2016ß	$10.40	$(0.02)	$(0.18)	$(0.20)	$—	$(0.10)	$—	$(0.10)	$10.10
10/31/2015	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)	$10.40
Class C
10/31/2019ß	$10.06	$(0.03)	$0.17	$0.14	$—	$—	$—	$—	$10.20
10/31/2018ß	$10.24	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$10.06
10/31/2017ß	$9.78	$(0.05)	$0.51	$0.46	$—	$—	$—	$—	$10.24
10/31/2016ß	$10.15	$(0.09)	$(0.18)	$(0.27)	$—	$(0.10)	$—	$(0.10)	$9.78
10/31/2015	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)	$10.15
Class R6
10/31/2019ß	$10.71	$0.09	$0.19	$0.28	$(0.01)	$—	$—	$(0.01)	$10.98
10/31/2018ß	$10.77	$0.10	$(0.16)	$(0.06)	$—	$—	$—	$—	$10.71
10/31/2017ß	$10.17	$0.05	$0.55	$0.60	$—	$—	$—	$—	$10.77
10/31/2016ß	$10.47	$0.04	$(0.21)	$(0.17)	$(0.03)	$(0.10)	$—	$(0.13)	$10.17
10/31/2015	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)	$10.47

See Notes to Financial Highlights

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	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
10/31/2019ß	2.48%	$157.6	2.59%	2.27%	2.30%	1.98%	0.77%	248%	246%
10/31/2018ß	(0.56)%	$201.1	2.53%	2.16%	2.34%	1.97%	0.86%	194%	179%
10/31/2017ß	5.80%	$295.7	2.69%	2.09%	2.57%	1.97%	0.61%	382%	357%
10/31/2016ß	(1.57)%	$485.8	2.83%‡	2.02%‡	2.78%§‡	1.97%§‡	0.18%‡	485%	474%
10/31/2015	(2.10)%	$1,343.3	2.71%	1.97%	2.71%§	1.97%§	(0.40)%	433%	452%
Class A
10/31/2019ß	2.18%	$7.3	2.98%	2.65%	2.67%	2.33%	0.40%	248%	246%
10/31/2018ß	(0.94)%	$18.1	2.83%	2.55%	2.61%	2.33%	0.60%	194%	179%
10/31/2017ß	5.45%	$20.6	3.13%	2.47%	2.99%	2.33%	0.17%	382%	357%
10/31/2016ß	(1.91)%	$62.9	3.20%‡	2.40%‡	3.13%§‡	2.33%§‡	(0.16)%‡	485%	474%
10/31/2015	(2.47)%	$210.6	3.06%	2.33%	3.06%§	2.33%§	(0.71)%	433%	452%
Class C
10/31/2019ß	1.39%	$7.7	3.71%	3.39%	3.40%	3.09%	(0.33)%	248%	246%
10/31/2018ß	(1.76)%	$11.6	3.65%	3.28%	3.45%	3.08%	(0.24)%	194%	179%
10/31/2017ß	4.70%	$17.9	3.82%	3.21%	3.69%	3.08%	(0.53)%	382%	357%
10/31/2016ß	(2.66)%	$40.9	3.96%‡	3.15%‡	3.89%§‡	3.08%§‡	(0.96)%‡	485%	474%
10/31/2015	(3.21)%	$87.1	3.81%	3.08%	3.81%§	3.08%§	(1.48)%	433%	452%
Class R6
10/31/2019ß	2.64%	$1.4	2.55%	2.21%	2.22%	1.88%	0.84%	248%	246%
10/31/2018ß	(0.56)%	$15.3	2.45%	2.09%	2.26%	1.90%	0.93%	194%	179%
10/31/2017ß	5.90%	$12.7	2.40%	1.93%	2.37%	1.90%	0.51%	382%	357%
10/31/2016ß	(1.58)%	$3.4	2.71%‡	1.92%‡	2.69%§‡	1.90%§‡	0.37%‡	485%	474%
10/31/2015	(2.14)%	$17.4	2.66%	1.90%	2.66%§	1.90%§	(0.08)%	433%	452%

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Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements, if any, had no impact on the Fund's total return for the year ended October 31, 2019. The class action proceeds received in 2018, 2017 and 2016 had no impact on the Fund's total returns for the years ended October 31, 2018, 2017 and 2016.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

ß  Consolidated financial highlights (see Note A in the Notes to Consolidated Financial Statements).

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements (see Note A in the Notes to Consolidated Financial Statements.). Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2019		Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015
Institutional Class	2.30%	1.98%	2.33%	1.97%	2.57%	1.97%	2.78%	1.97%	2.71%	1.97%
Class A	2.67%	2.33%	2.61%	2.33%	2.99%	2.33%	3.13%	2.33%	3.06%	2.33%
Class C	3.40%	3.09%	3.45%	3.08%	3.69%	3.08%	3.89%	3.08%	3.81%	3.08%
Class R6	2.22%	1.88%	2.26%	1.90%	2.37%	1.90%	2.69%	1.90%	2.66%	1.90%

63

Notes to Financial Highlights (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016		Year Ended October 31, 2015
Institutional Class	2.77%	1.96%	2.64%	1.90%
Class A	3.13%	2.33%	3.02%	2.29%
Class C	3.88%	3.07%	3.75%	3.02%
Class R6	2.68%	1.89%	2.59%	1.83%
64

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Neuberger Berman Absolute Return Multi-Manager Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund"), one of the series constituting Neuberger Berman Alternative Funds (the "Trust"), including the consolidated schedule of investments, as of October 31, 2019 and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Neuberger Berman Alternative Funds) at October 31, 2019, the consolidated results of its operations for the year ended, the consolidated changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

December 23, 2019

65

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

BH-DG Systematic Trading LLP
10 Grosvenor Street
London W1K 4QB, United Kingdom

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
One Greenwich Office Park
Greenwich, CT 06831

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

Custodian

JPMorgan Chase & Co.
4 Chase Metrotech Center
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

66

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	51

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

67

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	51

Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

68

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

51

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

69

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business— Dartmouth College, 1998 to 2002.	51

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	51

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

70

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	51

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	51

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

71

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	51

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

72

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	51

Director, ERA Coalition (not-for-profit), since January 2019; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	51	None.

73

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

51

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

74

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; prior thereto, Chief Executive Officer and President from 2008 to 2018	Retired; formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	51

Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011; formerly, Member of the Board of Governors, Investment Company Institute.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

75

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

76

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

77

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Trust's Forms N-Q and N-PORT are available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2020 you will receive information to be used in filing your 2019 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2019. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2019, the Fund designates $83,294, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income and dividends received deduction eligible for reduced tax rates.

78

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM" or "Fund"). The Board considered the sub-advisory agreements between Management and each of the following Sub-Advisers: BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, P/E Global, LLC, Portland Hill Asset Management Limited, and Sound Point Capital Management, L.P. (each a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 12, 2019 the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements with respect to the Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and (for the Sub-Advisers), by Management, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and each Sub-Adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives if used as part of a Sub-Adviser's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Each quarter, the Ethics and Compliance Committee received and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-Adviser that was prepared by the Fund's Chief Compliance Officer, in addition to other information provided between meetings. The Board also considered the size and staffing of certain Sub-Advisers, as warranted, particularly the staffing of the portfolio management and compliance functions. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management and the Sub-Advisers in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's and the Sub-Advisers' business models.

The Independent Fund Trustees received from Independent Counsel memoranda discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-Advisers.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and Fund shareholders.

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The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Agreement of the Fund separately from one another.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-Adviser who perform services for the Fund.

The Board noted that Management and the Fund had obtained from the U.S. Securities and Exchange Commission an exemptive order that permitted Management to add or replace sub-advisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for the Fund and then identifying the sub-advisers who will carry out the different portions of that program based on Management's due diligence of those sub-advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates, and noted the likelihood that Management would in the future have to conduct "due diligence" on additional sub-advisers. The Board noted that Management is responsible for making the investments for the portion of the portfolio that it manages, allocating the Fund's portfolio among the various Sub-Advisers and itself, and determining when and how to rebalance the allocations among the Sub-Advisers and itself in the wake of disparate growth and changes in the markets and the broader economy, and to making certain other investment decisions and engaging in transactions to hedge or balance risks in the Sub-Advisers' portfolios. The Board noted that Management is also responsible for coordinating and managing the flow of information and communications relating to the Fund among the Sub-Advisers, and coordinating responses to regulatory agency inquiries related to the operations of the Trust.

The Board further noted that Management is responsible for overseeing the Sub-Advisers pursuant to the Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-Advisers and evaluating the risk and return of each Sub-Adviser and the Fund as a whole, in addition to other significant oversight responsibilities. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.

The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered the policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions of Management and each of the Sub-Advisers and noted that Management monitored the quality of the execution services provided by each Sub-Adviser. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management or the Sub-Advisers. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management and Sub-Adviser oversight services. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity

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programs, among other matters. The Board noted Management's extensive activities in selecting and overseeing the Sub-Advisers, including questionnaires, site visits, analyses of performance, compliance monitoring, and evaluating third party reviews of potential sub-advisers, and the quarterly and annual reports that Management provides to the Board on the Sub-Advisers' performance and compliance. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-Adviser, including the Fund's Chief Compliance Officer's and Management's assessment of the compliance programs of the Sub-Advisers. The Board discussed that Management's Chief Information Security Officer had evaluated the Sub-Advisers' responses on questions of cybersecurity, business continuity, and disaster recovery. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

In addition, the Board noted the positive compliance history of Management and each Sub-Adviser, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings, or regulatory investigations involving Management or any Sub-Adviser, and reviewed information regarding their financial condition, history of operations, and any conflicts of interests in managing the Fund. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board considered that Management assumes significant ongoing risks with respect to the Fund, for which Management is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, litigation, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such a comparative group and determining which investment companies should be included in the comparative group.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also considered information regarding each Sub-Adviser's performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The broader universe of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for the periods reflected, the Board considered the magnitude and duration of that underperformance relative to the broader universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including,

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for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund has more than one class of shares outstanding and information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Fund, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the third quintile for the 3-year period, and the fifth quintile for the 5-year period. The Fund was launched in 2012 and therefore does not have 10-year performance.

The Board discussed with Management the Fund's performance, potential reasons for any underperformance, and steps that Management had taken, or intended to take, to improve performance, including its demonstrated willingness to replace or terminate a Sub-Adviser. In considering the Fund's performance, the Board noted Management's representations that hedge fund strategies, like those the various Sub-Advisers pursue, have generally been out of favor in the 3-year and 5-years periods but that the Fund's year-to-date performance reflected a more favorable market environment for these strategies. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments. The information provided herein relating to the Fund's management fees is for the Fund's Institutional Class.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and the total expenses each ranked in the fifth quintile. The Board noted that the multi-manager structure, which may be more expensive to manage, allows Management the ability to pursue a variety of different strategies and to seek out specialists in each strategy.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported

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expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.

The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-Advisers and/or their fees. The Board did not give substantial weight to estimated profitability data from the Sub-Advisers because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between Management and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. To test its assumption of an arm's-length fee rate, the Board requested from Management information about any other business relationships it has with any of the Sub-Advisers. In addition, the Board noted that the Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board also considered the fees the Sub-Advisers charge for products with investment objectives, policies, and strategies that were similar to those of the Fund, if any. The Board noted that in many cases, those products were hedge funds, which typically charge fees substantially higher than mutual funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangement that reduce the Fund's expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board considered that breakpoints in a Sub-Adviser's fee schedule would inure to the benefit of Management, and evaluated that fact in light of Management's profitability on the Fund, a subject on which the Board receives quarterly reports. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

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Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and each Sub-Adviser could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time, or, in the case of underperformance by a Sub-Adviser, that the Board retained confidence in Management's and each Sub-Adviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

M0257 12/19

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Commodity Strategy Fund

Global Allocation Fund

Long Short Fund

Multi-Asset Income Fund

Multi-Style Premia Fund

U.S. Equity Index PutWrite Strategy Fund

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Commodity Strategy Fund	2
Global Allocation Fund	5
Long Short Fund	9
Multi-Asset Income Fund	12
Multi-Style Premia Fund	16
U.S. Equity Index PutWrite Strategy Fund	19
FUND EXPENSE INFORMATION	27
LEGEND	29
SCHEDULE OF INVESTMENTS
Commodity Strategy Fund	30
Global Allocation Fund	36
Positions by Industry	45
Long Short Fund	67
Multi-Asset Income Fund	86
Multi-Style Premia Fund	114
Positions by Industry	116
U.S. Equity Index PutWrite Strategy Fund	184
FINANCIAL STATEMENTS	187
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Commodity Strategy Fund	230
Global Allocation Fund	230
Long Short Fund	232
Multi-Asset Income Fund	234
Multi-Style Premia Fund	236
U.S. Equity Index PutWrite Strategy Fund	238

Reports of Independent Registered Public Accounting Firms	244
Directory	247
Trustees and Officers	248
Proxy Voting Policies and Procedures	259
Quarterly Portfolio Schedule	259
Board Consideration of the Management Agreements	260
Notice to Shareholders	266

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Alternative and Multi-Asset Class Funds.

The lengthy U.S. economic expansion continued during the 12-month reporting period ended October 31, 2019, although the pace of growth decelerated. Supporting the economy was resilient consumer spending and a strong labor market. In terms of the latter, the unemployment rate fell to 3.6% in October 2019, close to its lowest reading in nearly 50 years. However, other areas of the U.S. economy showed signs of softening. For example, in August 2019, the manufacturing sector started to contract, the first such occurrence in three years. Meanwhile, growth overseas continued to weaken amid global trade conflicts. Against this backdrop, the U.S. Federal Reserve (Fed) reversed course and, after raising interest rates four times in calendar year 2018, lowered rates in July, September and October 2019. Other central banks, including the European Central Bank, also took aggressive actions in an attempt to stimulate growth.

Despite periods of volatility, the global financial market generated strong results over the 12 months ended October 31, 2019. The market gyrated at times given slowing global growth, the ongoing trade conflict between the U.S. and China, uncertainties regarding Brexit and other geopolitical issues. However, these setbacks were generally short in nature and the market again rallied as investor risk appetite resumed. Supporting the market were the Fed's "dovish pivot" and hopes for progress on the trade front.

Elsewhere, the U.S. fixed income market rallied sharply over the period. Both short- and long-term Treasury yields declined given the Fed's accommodative monetary policy and concerns over global growth. Furthermore, at times investors were drawn to the relative safety of government bonds given the trade negotiations between the U.S. and China and geopolitical headwinds.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 14.33% over the 12 months ended October 31, 2019. International developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices, returned 11.04% and 11.86%, respectively, over the reporting period. Meanwhile, the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 11.51% during the same period.

Looking ahead, we anticipate the U.S. economy to continue expanding, supported by a healthy job market, wage growth and tame inflation. That said, sentiment indicators in both the U.S. and around the world suggest economic and political uncertainties ahead as we leave 2019 and enter 2020.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Commodity Strategy Fund Institutional Class generated a total return of –0.41% for the 12-month reporting period ended October 31, 2019, but outperformed its benchmark, the Bloomberg Commodity Index (the Index), which posted a –2.58% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market generated mixed results over the reporting period. The energy complex was volatile given moderating global growth and concerns over the ongoing trade conflict between the U.S. and China. Agriculture and other softs commodities (i.e. coffee, cocoa, sugar, cotton) were other areas of weakness, as they were negatively impacted by challenging supply/demand dynamics. The softs sector was also hurt by weather and currency-related factors. On the upside, precious metals generated strong results over the period. This segment of the market was supported by several investor flights to safety amid the uncertain macro environment.

Looking at the commodity sectors in which the Fund invests, an underweight in natural gas was the largest contributor to performance relative to the Index—the Fund tends to maintain an underweight position in natural gas given its high volatility. This position was additive to overall performance, as natural gas prices declined over the period. An underweight to Brent Crude was also rewarded as it produced choppy returns. Elsewhere, the Fund's positioning in industrial metals was additive for results. In particular, an out-of-benchmark position in lead was beneficial, as was a slight underweight to aluminum. Finally, underweights to coffee and sugar in the softs sector contributed to performance given their price weaknesses. On the downside, an overweight to Kansas wheat was a headwind for results, as ample supply drove their prices lower.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's tactical positioning detracted from performance during the reporting period.

As we look ahead to the end of 2019, we believe the fundamentals are still sound for commodities. In our view, the recommencement of the China-U.S. trade talks is a positive sign for global economic growth and has the potential to increase demand in commodities. We also anticipate seeing a boost in U.S. agriculture exports as a result of tariff exemptions from China. We believe the negotiations between the two countries are also likely to stall additional depreciation of the Chinese yuan, further promoting commodity prices. Overall, we maintain that the U.S. and China are both incentivized to come to a swift agreement on trade issues. We believe the business cycle will continue and major global economies will navigate a "soft landing," thereby avoiding a painful recessionary climate. That said, in a complex global economy, the one certainty is uncertainty. So in addition to executing tactical shifts to take advantage of short-term market dislocations, the Fund invests in a broad range of individual commodities to benefit from the low correlation and natural hedging characteristics among them. We believe investing in a pure commodity portfolio with an emphasis on robust diversification and risk management, coupled with short-term insights, is the most prudent way to navigate uncertain environments in the asset class.

Sincerely,

HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	20.1%
Corporate Bonds	57.2
Short-Term Investments	17.0
Other Assets Less Liabilities	5.7 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	21.6%
Energy	29.4
Industrial Metals	18.0
Livestock	6.6
Precious Metals	18.6
Softs	5.8
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Average Annual Total Return Ended 10/31/2019
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	08/27/2012	–0.41%	–5.24%	–6.00%
Class A	08/27/2012	–0.64%	–5.56%	–6.33%
Class C	08/27/2012	–1.51%	–6.45%	–7.15%
With Sales Charge
Class A		–6.35%	–6.67%	–7.10%
Class C		–2.48%	–6.45%	–7.15%
Index
Bloomberg Commodity Index[1,2]		–2.58%	–6.65%	–7.42%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.98%,1.35% and 2.34% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.74%, 1.10% and 1.85% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 10.13% total return for the 12-month reporting period ended October 31, 2019, underperforming its benchmark, a blend consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index (collectively, the Index),which provided an 11.70% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite a bout of extreme volatility at the end of 2018, markets strongly rebounded in 2019 and ended up posting strong gains over the 12-month period ended October 31, 2019. The sell-off in the fourth quarter of calendar year 2018 stemmed from two structural shifts unfolding: a transition from quantitative easing to quantitative tightening, and from a globally synchronous to a multi-cycle growth dynamic. With this backdrop, investors struggled to navigate such transitions across various asset classes. Shifting into the new year, dovish U.S. Federal Reserve (Fed) commentary and the prospect of improving trade relations between China and the U.S. supported markets. Over the following months, most asset classes continued to strengthen despite evidence of slowing global growth, renewed trade war risks and numerous geopolitical concerns, which at times, led to a volatile environment.

For the reporting period, the Fund's allocations within global equities added value and contributed to its performance against the Index. In particular, stock selection within U.S. small cap, non-U.S. developed and emerging market equities drove relative gains. Fixed income allocations added value but lagged the fixed income portion of the Index, primarily due to the Fund's duration underweight versus the fixed income portion of the Index. To a lesser degree, security selection in agency mortgage-backed securities and an allocation to U.S. Treasury Inflation-Protection Securities also weighed on results. High yield and emerging market debt were positive contributors to relative returns versus the Index, but bank loans and short duration strategies underperformed the broader fixed income benchmark. The opportunistic strategies detracted due to the challenged performance of the absolute return diversified currency strategy and to a lesser extent, broad based commodities.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

The calendar fourth quarter of 2019 began with two opposing trends in action. While U.S. economic data appeared to be stabilizing, the rest of the world was struggling with a worsening manufacturing slowdown. Concerns have been growing for global growth and political and geopolitical risks have been rising. At the same time, in September we began to see the sell-off in Treasuries and a rotation into riskier, smaller value and cyclical stocks. As the markets exhibit two-tier performance and the global economy edges back toward two-tier growth, we have implemented a two-tier strategy. We have adopted a cautious profile in our asset class and regional views to reflect growth and valuation concerns, and we have favored cash and hedged strategies to take advantage of volatility as it arises. We have also adopted more confident views on economically sensitive, cyclical exposures within preferred markets, given our belief that their valuations are more attractive and their recent strong performance.

Within fixed income broadly, we have shifted to a focus on higher quality U.S.-centric credit. We do not believe that growth, unemployment or inflation trends merit either a surprise 50 basis-point Fed funds rate cut in the near-term or a reduction of the rate towards 0% in the longer term. Nonetheless, the Fed may feel pressure to ease further or more quickly in order to stay in line with easing from the European Central Bank and other central banks. Given this view, and low-to-negative government bond yields, we see carry as attractive at this stage in the cycle. In particular, we think that higher-quality, BB rated high yield securities are likely to maintain their strong performance, and that floating rate assets are attractively valued, having been shunned by investors bracing for rate cuts.

Global Allocation Fund Commentary (Unaudited)

We continue to believe that a flexible, multi-dimensional approach to a diversified portfolio is prudent. We believe our multi-asset class solution offers a global go-anywhere strategy, complemented with sources of return that have historically been uncorrelated and a risk framework at both the security and portfolio level, in addition to independent firm oversight.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX
Class R6	NRGLX

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	10.13%	4.34%	5.61%
Class A	12/29/2010	9.70%	3.96%	5.24%
Class C	12/29/2010	8.97%	3.19%	4.46%
Class R6[5]	01/18/2019	10.13%	4.34%	5.61%
With Sales Charge
Class A		3.43%	2.73%	4.54%
Class C		7.97%	3.19%	4.46%
Index
Blended Benchmark*[1,2]		11.70%	5.25%	5.82%
MSCI All Country World Index (Net)[1,2]		12.59%	7.08%	7.87%

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index, rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 3.46%, 3.87% and 4.60% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 2.60% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for fiscal year 2018 were 0.88%, 1.24% and 1.99% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.78% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a 6.98% total return for the 12-month period ended October 31, 2019, outperforming its primary benchmark, the HFRX Equity Hedge Index (the Index), which returned 3.18% for the same period. However, the Fund underperformed the S&P 500® Index, which provided a 14.33% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the U.S. stock market generated strong results during the 12-month period ended October 31, 2019. The market experienced several setbacks, often driven by signs of moderating global growth and the ongoing trade dispute between the U.S. and China. Additionally, early in the period there were concerns over U.S. Federal Reserve (Fed) rate hikes. However, these downturns were offset by a "dovish pivot" by the Fed and three rate cuts from July through October 2019, a resilient U.S. economy and hopes for progress on the trade front. Furthermore, corporate profits generally exceeded lowered expectations.

We maintained our constructive, albeit highly selective outlook during the reporting period. This was reflected in the Fund's net long exposure during the period.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation followed by Total Return and Opportunistic. We continued to identify compelling opportunities in Capital Growth relative to Opportunistic, as the change catalyst becomes more difficult to execute at this stage of the market cycle. The Fund's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the period, equity long exposure decreased against the backdrop of heightened market volatility and greater sector dispersion as fundamentals came back into focus while overall total shorts increased. Market shorts that consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures increased during the period.

Equity long exposure added to Fund performance, while Fundamental shorts detracted from performance during the period given the overall positive move in markets. The Fund's aggregate use of futures, swap and options contracts detracted from performance during the reporting period.

Despite the market's gyrations—due to uncertainty over trade policies, future path of interest rates and global growth concerns—we believe the economic backdrop in the U.S. remains positive despite a modest deceleration in the second half of 2019. In our view, overall U.S. macroeconomic data, while decelerating, has remained supportive of growth. Meanwhile, recent fiscal policy, ongoing deregulation and lower corporate tax rates may have raised growth rates above trend levels. In our view, the next phase of growth is likely to be dictated by how effectively corporate management teams allocate these newfound cash flows—creating opportunities both long and short as the impact of these decisions emerges.

Nevertheless, we are very mindful of the complex world in which we live and invest. We remain mindful that our constructive view on risk assets is not without challenges. Despite positive U.S. and economic data, we believe China and the Eurozone economies remain fragile. Additionally, we believe the current Fed policy presents the potential for spikes in volatility. Given the vicissitudes of an increasingly global economy, we will continue to remain flexible in our decisions and open-minded to new ideas across different sectors, asset classes and geographies.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	78.8%	(15.1)%
Convertible Bonds	1.1	—
Corporate Bonds	3.9	(2.2)
Loan Assignments	1.2	—
Master Limited Partnerships	1.0	(0.3)
Options Purchased	0.1	—
Preferred Stocks	1.2	—
U.S. Treasury Obligations	5.0	—
Warrants	0.1	—
Short-Term Investments	4.8	—
Other Assets Less Liabilities	20.4 *	—
Total	117.6%	(17.6)%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	6.98%	3.74%	6.05%
Class A	12/29/2011	6.54%	3.35%	5.66%
Class C	12/29/2011	5.79%	2.59%	4.88%
With Sales Charge
Class A		0.40%	2.13%	4.87%
Class C		4.79%	2.59%	4.88%
Index
HFRX Equity Hedge Index[1,2]		3.18%	1.16%	2.89%
S&P 500® Index[1,2]		14.33%	10.78%	14.34%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.61%, 1.98% and 2.73% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Asset Income Fund Commentary (Unaudited)

Neuberger Berman Multi-Asset Income Fund Institutional Class generated a 7.54% total return for the 12-month reporting period ended October 31, 2019, underperforming its benchmark, a blend consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index (collectively, the Index), which provided a 13.07% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite a bout of extreme volatility at the end of 2018, markets strongly rebounded in 2019 and ended up posting strong gains over the 12-month period ended October 31, 2019. The sell-off in the fourth quarter of calendar year 2018 stemmed from two structural shifts unfolding: a transition from quantitative easing to quantitative tightening, and from a globally synchronous to a multi-cycle growth dynamic. With this backdrop, investors struggled to navigate such transitions across various asset classes. Shifting into the new year, dovish U. S. Federal Reserve (Fed) commentary and the prospect of improving trade relations between China and the U.S. supported markets. Over the following months, most asset classes continued to strengthen despite evidence of slowing global growth, renewed trade war risks and numerous geopolitical concerns which at times led to a volatile environment.

For the reporting period, the Fund's fixed income allocations added value but lagged the fixed income portion of the Index, primarily due to the Fund's duration underweight versus the fixed income portion of the Index. To a lesser degree, security selection in agency mortgage-backed securities and an allocation to U.S. Treasury Inflation-Protection Securities also weighed on results. High yield and emerging market debt were positive contributors to relative returns versus the Index, but bank loans and short duration strategies underperformed the broader fixed income benchmark. Out-of-benchmark exposure to non-U.S. equities contributed to underperformance versus the Index, as the U.S. market displayed the strongest regional returns over the 12-month reporting period. Gains from the allocation to REITs (real estate investment trusts) and emerging market equities were offset by losses from exposure to master limited partnerships. The opportunistic strategies detracted due to the challenged performance of the absolute return diversified currency strategy, and the systematic tactical asset allocation strategy.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

The calendar fourth quarter of 2019 began with two opposing trends in action. While U.S. economic data appeared to be stabilizing, the rest of the world was struggling with a worsening manufacturing slowdown. Concerns have been growing for global growth and political and geopolitical risks have been rising. At the same time, in September we began to see the sell-off in Treasuries and a rotation into riskier, smaller, value and cyclical stocks. As the markets exhibit two-tier performance and the global economy edges back toward two-tier growth, we have implemented a two-tier strategy. We have adopted a cautious profile in our asset class and regional views to reflect growth and valuation concerns, and we have favored cash and hedged strategies to take advantage of volatility as it arises. We have also adopted more confident views on economically sensitive, cyclical exposures within preferred markets, given our belief that their valuations are more attractive and their recent strong performance.

Within fixed income broadly, we have shifted to a focus on higher quality U.S.-centric credit. We do not believe that growth, unemployment or inflation trends merit either a surprise 50 basis-point Fed funds rate cut in the near-term or a reduction of the rate towards 0% in the longer term. Nonetheless, the Fed may feel pressure to ease further or more quickly in order to stay in line with easing from the European Central Bank and other central banks. Given this view, and low-to-negative government bond yields, we see carry as attractive at this stage in the cycle. In particular, we think that higher-quality, BB rated high yield securities are likely to maintain their strong performance, and that floating rate assets are attractively valued, having been shunned by investors bracing for rate cuts.

We continue to believe that a multi-dimensional approach to yield is prudent. We believe our multi-asset class approach offers diversified income sources, complemented with sources of return that have historically been uncorrelated and a risk framework that seeks to mitigate volatility and deliver an attractive return and income profile.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	2.9%
Common Stocks	23.7
Convertible Bonds	0.8
Corporate Bonds	12.4
Exchange Traded Funds	1.6
Investment Companies	15.4
Mortgage-Backed Securities	14.1
Master Limited Partnerships	3.8
Options Purchased	0.0
Preferred Stocks	1.5
U.S. Government Agency Securities	0.6
U.S. Treasury Obligations	22.4
Short-Term Investments	10.5
Liabilities Less Other Assets	(9.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2019
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	03/27/2015	7.54%	3.81%
Class A	03/27/2015	7.14%	3.43%
Class C	03/27/2015	6.35%	2.66%
Class R6	03/27/2015	7.64%	3.89%
With Sales Charge
Class A		2.54%	2.47%
Class C		5.35%	2.66%
Index
Blended Benchmark*[1,2]		13.07%	6.42%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		11.51%	3.08%

*  Blended Benchmark is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index, rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 2.84%, 2.48%, 1.73% and 2.94% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.13%, 0.74%, 0.02% and 1.23% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 2.74%, 3.15%, 3.87% and 2.64% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.73%, 1.10%, 1.85% and 0.63% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended Benchmark is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index.

Multi-Style Premia Fund Commentary (Unaudited)

Neuberger Berman Multi-Style Premia Fund Institutional Class generated a 3.99% total return for the 12-month reporting period ended October 31, 2019, outperforming its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index), which provided a 2.40% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the U.S. stock market generated strong results during the 12-month period ended October 31, 2019. The market experienced several setbacks, often driven by signs of moderating global growth and the ongoing trade dispute between the U.S. and China. Additionally, early in the period there were concerns over U.S. Federal Reserve (Fed) rate hikes. However, these downturns were offset by a "dovish pivot" by the Fed and three rate cuts from July through October 2019, a resilient U.S. economy and hopes for progress on the trade front. Furthermore, corporate profits generally exceeded lowered expectations. All told, the S&P 500® Index gained 14.33% for the reporting period. The overall fixed income market also rallied over the reporting period. Both short- and long-term U.S. Treasury yields moved sharply lower as the Fed re-introduced accommodative monetary policy. Against this backdrop, a number of central banks outside the U.S., including the European Central Bank, also introduced accommodative monetary policies, and government yields outside the U.S. also moved lower.

The largest contributor to the Fund's performance during the period was its equity positions. In particular, having long exposures to lower risk and momentum equities was rewarded as they rallied. The Fund's rates positioning was also beneficial. This was driven by long positions in German bunds, French and Italian government bonds, as their rates declined and prices rose over the reporting period. Elsewhere, currency positioning was modestly additive to performance. The Fund maintained its strategic exposure to the carry factor through long positions in higher-yielding emerging market currencies, such as the Turkish lira, Indian rupee and Indonesian rupiah. On the downside, commodities were the largest detractor from returns. The Fund's long energy position was not rewarded given choppy performance in this space. In addition, a number of idiosyncratic events negatively impacted the Fund's results, including a long position in wheat, which experienced falling prices due to oversupply. The trend factor was also a headwind for performance due to the medium term positioning of the Fund's signals, which was not rewarded. These included directional trades on a variety of indices, in which the Fund can take net long or short positions on broad markets, such as the S&P 500 or on 10-year U.S. Treasuries.

A number of derivative instruments are used to more efficiently manage the portfolio. The Fund utilizes futures, forwards, and equity swaps, among others. The Fund's aggregate use of futures (including options on futures), forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.

We believe a resurgence in the benefits of factor diversification has the Fund positioned well for ongoing volatility. Meanwhile, further interest rate cuts, should they occur, may prop up markets while valuations could keep risk assets in check until we experience a meaningful catalyst, one way or the other. We continue to firmly believe that the best approach to seek persistent positive returns is through an integrated, risk-managed, multi-factor approach.

Sincerely,

RAY CARROLL, SIMON GRIFFITHS, FRANK MAEBA AND GIDEON SCHAPIRO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Style Premia Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMLIX
Class A	NMLAX
Class C	NMLCX
Class R6	NMLRX

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2019
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	05/18/2018	3.99%	1.90%
Class A	05/18/2018	3.59%	1.52%
Class C	05/18/2018	2.80%	0.76%
Class R6	05/18/2018	4.07%	1.98%
With Sales Charge
Class A		–2.38%	–2.53%
Class C		1.82%	0.76%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index[1,2]		2.40%	2.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2019 are 2.25%, 2.61%, 3.36% and 2.15% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The estimated expense ratios for fiscal year 2019 are 0.99%, 1.35%, 2.10% and 0.89% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Style Premia Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of 7.99% for the 12-month reporting period ended October 31, 2019, outperforming its benchmark, a blend of 42.5%CBOE S&P 500 One-Week PutWrite Index/42.5% CBOE S&P 500 PutWrite Index (PUT)/7.5% CBOE Russell 2000 One-Week PutWrite Index/7.5% CBOE Russell 2000 PutWrite Index (PUTR) (collectively, the Index), which provided a total return of 3.27% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

On February 28, 2019, the Fund began comparing its performance to the Index, rather than its prior benchmark, a blend of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index, because we believe the Index is a fairer representation of the Fund's investment universe. For the 8-month period from the benchmark change through October 31, 2019, the Fund's Institutional Class had a total return of 6.83%, outperforming the Index, which returned 5.05% during the same period. For the 12-month reporting period, the Fund's Institutional Class returned 7.99% versus a 4.32% total return for the prior benchmark.

The Fund's S&P 500 Index put writing strategy generated a return of approximately 8.9%, achieving a materially better result than the 4.52% return of the PUT but lacking the full equity exposure to keep pace with the S&P 500® Index's 14.33%. The Fund's Russell 2000 Index put writing strategy posted a gain of approximately 5.4%, notably outperforming the 3.17% return of the PUTR and modestly exceeding the Russell 2000® Index's 4.90% return.

Over the 12-month period ended October 31, 2019, the CBOE S&P 500 Volatility Index (VIX) level fell –8.0 points and averaged 16.9 for the full reporting period. Realized volatility on the S&P 500 Index was 16.4, generating a positive average implied volatility premium of approximately 0.5. Meanwhile, the CBOE Russell 2000 Volatility Index (RVX) level fell –9.4 points and averaged 20.2 for the full reporting period. Realized volatility on the Russell 2000 Index was 21.6, generating a positive average implied volatility premium of 1.4. Implied volatility levels give a rough estimate of the premiums that the strategy can collect, similar to yields in the bond space.

The Fund's collateral holdings gained roughly 3.7% over the last twelve months as 2-Year US Treasury Yields declined 135 basis points. Despite the positive gains, collateral returns fell short of the ICE BofAML 1-3 Year U.S. Treasury Index (UST Index) return of 4.54%. Relative underperformance was largely due to the Fund's lower average duration exposure of approximately 1.3 years relative to the UST Index's average duration.

Relative to the twelve months ended October 2018, the last twelve months have been a more profitable year for option writing with positive implied volatility premiums across most periods. As a generalization, we consider the explicit cost of hedging option positions to be equivalent to the realized price volatility of the underlying security. If an underlying security or index experiences significant levels of volatility, it naturally follows that actively 'trading' the security to offset the risk of an option position will increase, i.e., the cost of controlling the volatility is greater. In the extreme case of an underlying price experiencing zero deviation (i.e. is constant) over the life of the option, then the cost of hedging the position would be zero, assuming no other costs of managing the underlying security exposure. Importantly, realized volatilities can vary based on different points of observation. As we might expect, measuring day-over-day volatility during market hours results in lower annualized volatility versus the standard 'end of day' methodologies. This suggests that the options strategies that have realized volatility as an 'expense' may be more efficient if rebalanced during the middle of the day. Avoiding the noise that can occur around the open and close also makes intuitive sense to us. Over the year, our process continued to rebalance option exposures during normal trading hours in an effort to reduce the implicit risk of this noise around the open and close of the market.

We believe that the growing challenge for quantitative investors is that markets are adapting to a new environment in which financial and economic data is now ubiquitously applied. Adding to the challenge is the continuous cataloging of information in the 'cloud'—the unofficial history of everything—or the infamous 'dark web' without any qualification of its quality or accuracy. Lying on a paper resume is one thing, lying on the internet is a completely different event. Coupled with interest rate volatility, lower earnings growth, an election year and global trade uncertainty, we believe the likelihood for higher volatility levels is quite high which has historically improved the relative results of put writing versus long equity exposure.

Hence, we see the budding area of 'quantamental' investing or active systematic strategies as the re-emergence of human intelligence in investing as a sustainable trend. In our opinion, the edge will go to investors that are able to divine 'what managers/economic policy setters are going to do' or 'how investors are going to behave' or 'the valuation of hard to quantify strategic initiatives (Environmental, Social and Corporate Governance or innovation)' rather than those that simply mine more data or retrain their artificial intelligence bots. An encyclopedia bestows knowledge that passes as intelligence until everyone has read it. After that, it's just last year's common knowledge and confers no advantage.

Sincerely,

DEREK DEVENS AND RORY EWING
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	95.9%
Put Options Written	(0.6)
Short-Term Investments	4.1
Other Assets Less Liabilities	0.6
Total	100.0%

PERFORMANCE HIGHLIGHTS4

		Average Annual Total Return Ended 10/31/2019
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	09/16/2016	7.99%	6.84%
Class A	09/16/2016	7.63%	6.49%
Class C	09/16/2016	6.86%	5.69%
Class R6	09/16/2016	8.08%	6.94%
With Sales Charge
Class A		1.43%	4.49%
Class C		5.86%	5.69%
Index
42.5% CBOE S&P 500 One-Week PutWrite Index / 42.5% CBOE S&P 500 PutWrite Index / 7.5% CBOE Russell 2000 One-Week PutWrite Index / 7.5% CBOE Russell 2000 PutWrite Index*[1,2]		3.27%	4.02%
85% S&P 500® Index / 15% Russell 2000® Index[1,2]		12.90%	13.34%
85% CBOE S&P 500 PutWrite Index / 15% CBOE Russell 2000 PutWrite Index**[1,2]		4.32%	5.84%

*  On February 28, 2019, the Fund began comparing its performance to the 42.5% CBOE S&P 500 One-Week PutWrite Index/42.5%CBOE S&P 500 PutWrite Index/7.5% CBOE Russell 2000 One-Week PutWrite Index/7.5% CBOE Russell 2000 PutWrite Index rather than the 85% CBOE S&P 500 PutWrite Index/15% CBOE Russell 2000 PutWrite Index because Neuberger Berman Investment Advisers LLC ("NBIA") believes 42.5% CBOE S&P 500 One-Week PutWrite Index/42.5% CBOE S&P 500 PutWrite Index/7.5% CBOE Russell 2000 One-Week PutWrite Index/7.5% CBOE Russell 2000 PutWrite Index is a fairer representation of the Fund's investment universe.

**  Prior to February 28, 2019, the Fund compared its performance to the Blended Benchmark composed of 85% CBOE S&P 500 PutWrite Index/15% CBOE Russell 2000 PutWrite Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if NBIA had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.75%, 1.12%, 1.89% and 0.65% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.66%, 1.02%, 1.77% and 0.56% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 24 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index does take into account fees and expenses, but not the tax consequences, of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from August 2012 through January 2013, Neuberger Berman Commodity Strategy Fund was relatively small, which could have impacted Fund performance. During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance.. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

5  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Global Allocation Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visiting our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays Pan-European Aggregate Bond Index, and the Bloomberg Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described below), and is rebalanced monthly.
Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy, which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

CBOE Russell 2000® One-Week PutWrite Index:

The index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) Russell 2000 Index put option on a weekly basis. The maturity of the written Russell 2000 put option is one week to expiry. The written Russell 2000 put option is collateralized by a money market account invested in one-month Treasury bills. The index rolls on a weekly basis, typically every Friday.

CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy, which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

CBOE S&P 500® One-Week PutWrite Index:

The index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month Treasury bills. The index rolls on a weekly basis, typically every Friday.

Glossary of Indices (cont'd)

42.5% CBOE S&P 500® One-Week PutWrite Index/42.5% CBOE S&P 500® PutWrite Index/7.5% CBOE Russell 2000® One-Week PutWrite Index/7.5% CBOE Russell 2000® PutWrite Index:

The blended index is composed of 42.5% CBOE S&P 500 One-Week PutWrite Index (described above), 42.5% CBOE S&P 500 PutWrite Index (described above), 7.5% CBOE Russell 2000 One-Week PutWrite Index (described above) and 7.5% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.

85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index:	The blended index is composed of 85% CBOE S&P 500 PutWrite Index (described above) and 15% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.
HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

ICE BofAML 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 15% of their free float-adjusted market capitalization as of August 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (Net) (described above) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
85% S&P 500® Index/15% Russell 2000® Index:	The 85% S&P 500® Index/15% Russell 2000® Index blended index is composed of 85% S&P 500® Index (described above) and 15% Russell 2000® Index (described above), and is rebalanced monthly.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2019 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During the Period(1) 5/1/19 - 10/31/19		Expense Ratio	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During the Period(2) 5/1/19 - 10/31/19		Expense Ratio
Commodity Strategy Fund
Institutional Class	$1,000.00	$1,010.10	$3.70	(3)	0.73%	$1,000.00	$1,021.53	$3.72	(3)	0.73%
Class A	$1,000.00	$1,010.30	$5.47	(3)	1.08%	$1,000.00	$1,019.76	$5.50	(3)	1.08%
Class C	$1,000.00	$1,005.30	$9.30	(3)	1.84%	$1,000.00	$1,015.93	$9.35	(3)	1.84%
Global Allocation Fund
Institutional Class	$1,000.00	$1,025.50	$2.60		0.51%	$1,000.00	$1,022.63	$2.60		0.51%
Class A	$1,000.00	$1,023.00	$4.44		0.87%	$1,000.00	$1,020.82	$4.43		0.87%
Class C	$1,000.00	$1,020.00	$8.25		1.62%	$1,000.00	$1,017.04	$8.24		1.62%
Class R6	$1,000.00	$1,025.50	$2.09		0.41%	$1,000.00	$1,023.14	$2.09		0.41%
Long Short Fund
Institutional Class	$1,000.00	$1,027.30	$10.22		2.00%	$1,000.00	$1,015.12	$10.16		2.00%
Class A	$1,000.00	$1,025.30	$12.10		2.37%	$1,000.00	$1,013.26	$12.03		2.37%
Class C	$1,000.00	$1,021.90	$15.85		3.11%	$1,000.00	$1,009.53	$15.75		3.11%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$1,016.70	$2.85		0.56%	$1,000.00	$1,022.38	$2.85		0.56%
Class A	$1,000.00	$1,014.80	$4.72		0.93%	$1,000.00	$1,020.52	$4.74		0.93%
Class C	$1,000.00	$1,012.00	$8.52		1.68%	$1,000.00	$1,016.74	$8.54		1.68%
Class R6	$1,000.00	$1,017.20	$2.34		0.46%	$1,000.00	$1,022.89	$2.35		0.46%
Multi-Style Premia Fund
Institutional Class	$1,000.00	$1,039.30	$4.83	(3)	0.94%	$1,000.00	$1,020.47	$4.79	(3)	0.94%
Class A	$1,000.00	$1,036.90	$7.03	(3)	1.37%	$1,000.00	$1,018.30	$6.97	(3)	1.37%
Class C	$1,000.00	$1,033.10	$10.51	(3)	2.05%	$1,000.00	$1,014.87	$10.41	(3)	2.05%
Class R6	$1,000.00	$1,039.80	$4.27	(3)	0.83%	$1,000.00	$1,021.02	$4.23	(3)	0.83%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$1,036.00	$3.34		0.65%	$1,000.00	$1,021.93	$3.31		0.65%
Class A	$1,000.00	$1,035.20	$5.18		1.01%	$1,000.00	$1,020.11	$5.14		1.01%
Class C	$1,000.00	$1,030.70	$9.01		1.76%	$1,000.00	$1,016.33	$8.94		1.76%
Class R6	$1,000.00	$1,037.40	$2.82		0.55%	$1,000.00	$1,022.43	$2.80		0.55%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Financial Statements).

Legend October 31, 2019 (Unaudited)

Neuberger Berman Alternative Funds

Benchmarks:

EURIBOR  = Euro Interbank Offered Rate

HIBOR  = Hong Kong Interbank Offered Rate

LIBOR  = London Interbank Offered Rate

Currency Abbreviations:

AUD  = Australian Dollar

BRL  = Brazilian Real

CAD  = Canadian Dollar

CHF  = Swiss Franc

CLP  = Chilean Peso

CNH(a)  = Chinese Yuan Renminbi

CNY(a)  = Chinese Yuan Renminbi

CZK  = Czech Koruna

EUR  = Euro

GBP  = Pound Sterling

HUF  = Hungarian Forint

IDR  = Indonesian Rupiah

ILS  = Israeli Shekel

INR  = Indian Rupee

JPY  = Japanese Yen

KRW  = South Korean Won

MXN  = Mexican Peso

NOK  = Norwegian Krone

NZD  = New Zealand Dollar

PLN  = Polish Zloty

RUB  = Russian Ruble

SEK  = Swedish Krona

THB  = Thai Bhat

TRY  = Turkish Lira

TWD  = New Taiwan Dollar

USD  = United States Dollar

ZAR  = South African Rand

Non-Deliverable Forward Contracts:

BRL  = Brazilian Real

CLP  = Chilean Peso

CNY(a)  = Chinese Yuan Renminbi

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

RUB  = Russian Ruble

TWD  = New Taiwan Dollar

Counterparties:

CITI  = Citibank, N.A.

GSI  = Goldman Sachs International

JPM  = JPMorgan Chase Bank N.A.

MS  = Morgan Stanley Capital Services LLC

RBC  = Royal Bank of Canada

SCB  = Standard Chartered Bank

SG  = Societe Generale

SSB  = State Street Bank and Trust Company

Index Periods/Payment Frequencies:

1M  = 1 Month

3M  = 3 Months

6M  = 6 Months

T  = Termination

(a)  There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market. Both at two different exchange rates.

Consolidated Schedule of Investments Commodity Strategy Fund(a)^
October 31, 2019

PRINCIPAL AMOUNT		VALUE
Asset-Backed Securities 20.1%
$726,335	Bank of The West Auto Trust, Ser. 2018-1, Class A2, 3.09%, due 4/15/2021	$727,344	(b)
2,160,000	BMW Vehicle Lease Trust, Ser. 2019-1, Class A2, 2.79%, due 3/22/2021	2,167,338
371,007	Canadian Pacer Auto Receivables Trust, Ser. 2018-2A, Class A2A, 3.00%, due 6/21/2021	371,997	(b)
1,920,000	Capital One Prime Auto Receivables Trust, Ser. 2019-1, Class A2, 2.58%, due 4/15/2022	1,927,628
870,000	CARDS II Trust, Ser. 2019-1A, Class A, (1M USD LIBOR + 0.39%), 2.30%, due 5/15/2024	869,999	(b)(c)
1,200,000	Chase Issuance Trust, Ser. 2018-A1, Class A1, (1M USD LIBOR + 0.20%), 2.12%, due 4/17/2023	1,200,001	(c)
	Evergreen Credit Card Trust
1,110,000	Ser. 2018-2, Class A, (1M USD LIBOR + 0.35%), 2.26%, due 7/15/2022	1,110,928	(b)(c)
500,000	Ser. 2019-1, Class A, (1M USD LIBOR + 0.48%), 2.39%, due 1/15/2023	500,987	(b)(c)
490,000	Fifth Third Auto Trust, Ser. 2019-1, Class A2B, (1M USD LIBOR + 0.23%), 2.20%, due 5/16/2022	489,775	(c)
	Ford Credit Auto Owner Trust
1,342,975	Ser. 2018-B, Class A2A, 2.96%, due 9/15/2021	1,347,737
1,745,455	Ser. 2019-A, Class A2A, 2.78%, due 2/15/2022	1,752,224
	GM Financial Automobile Leasing Trust
510,000	Ser. 2019-2, Class A2B, (1M USD LIBOR + 0.18%), 2.03%, due 6/21/2021	509,768	(c)
1,550,000	Ser. 2019-3, Class A2B, (1M USD LIBOR + 0.27%), 2.12%, due 10/20/2021	1,550,484	(c)
	GM Financial Consumer Automobile Receivables Trust
37,238	Ser. 2018-1, Class A2A, 2.08%, due 1/19/2021	37,237
321,133	Ser. 2018-2, Class A2A, 2.55%, due 5/17/2021	321,460
754,397	Ser. 2017-1A, Class A3, 1.78%, due 10/18/2021	753,579	(b)
910,000	Golden Credit Card Trust, Ser. 2019-2A, Class A, (1M USD LIBOR + 0.35%), 2.24%, due 10/15/2023	910,000	(b)(c)
1,924,687	Mercedes-Benz Auto Lease Trust, Ser. 2019-A, Class A2, 3.01%, due 2/16/2021	1,929,912
	Navient Student Loan Trust
182,719	Ser. 2018-3A, Class A1, (1M USD LIBOR + 0.27%), 2.09%, due 3/25/2067	182,669	(b)(c)
298,483	Ser. 2018-4A, Class A1, (1M USD LIBOR + 0.25%), 2.07%, due 6/27/2067	298,090	(b)(c)
1,598,519	Ser. 2019-2A, Class A1, (1M USD LIBOR + 0.27%), 2.09%, due 2/27/2068	1,597,781	(b)(c)
1,380,000	Ser. 2019-4A, Class A1, (1M USD LIBOR + 0.28%), 2.37%, due 7/25/2068	1,380,683	(b)(c)
3,400,000	Nissan Auto Lease Trust, Ser. 2019-B, Class A2B, (1M USD LIBOR + 0.27%), 2.18%, due 10/15/2021	3,400,328	(c)
1,120,000	Nissan Auto Receivables Owner Trust, Ser. 2019-C, Class A2B, (1M USD LIBOR + 0.24%), 2.12%, due 9/15/2022	1,120,173	(c)
438,604	Securitized Term Auto Receivables Trust, Ser. 2019-1A, Class A2, 2.86%, due 5/25/2021	439,790	(b)
	Toyota Auto Receivables Owner Trust
492,714	Ser. 2018-B, Class A2A, 2.64%, due 3/15/2021	493,210
637,878	Ser. 2018-C, Class A2A, 2.77%, due 8/16/2021	639,613
1,000,000	USAA Auto Owner Trust, Ser. 2019-1, Class A2, 2.26%, due 2/15/2022	1,001,448
	Verizon Owner Trust
571,581	Ser. 2017-1A, Class A, 2.06%, due 9/20/2021	571,574	(b)
1,320,000	Ser. 2018-1A, Class A1B, (1M USD LIBOR + 0.26%), 2.11%, due 9/20/2022	1,320,000	(b)(c)
1,200,000	Ser. 2019-C, Class A1B, (1M USD LIBOR + 0.42%), 2.64%, due 4/22/2024	1,199,419	(c)
	World Omni Auto Receivables Trust
102,581	Ser. 2018-A, Class A2, 2.19%, due 5/17/2021	102,583
241,847	Ser. 2018-C, Class A2, 2.80%, due 1/18/2022	242,457
1,251,722	Ser. 2019-A, Class A2, 3.02%, due 4/15/2022	1,257,125
	Total Asset-Backed Securities (Cost $33,668,836)	33,725,341
Corporate Bonds 57.2%
Aerospace & Defense 1.5%
	United Technologies Corp.
855,000	(3M USD LIBOR + 0.35%), 2.60%, due 11/1/2019	855,000	(c)
1,675,000	(3M USD LIBOR + 0.65%), 2.82%, due 8/16/2021	1,675,323	(c)
		2,530,323

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a)^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Agriculture 1.8%
$2,965,000	BAT Capital Corp., (3M USD LIBOR + 0.59%), 2.77%, due 8/14/2020	$2,970,930	(c)
Auto Manufacturers 4.7%
2,150,000	American Honda Finance Corp., (3M USD LIBOR + 0.28%), 2.25%, due 10/19/2020	2,154,605	(c)
2,255,000	BMW U.S. Capital LLC, (3M USD LIBOR + 0.37%), 2.55%, due 8/14/2020	2,258,694	(b)(c)
1,460,000	Daimler Finance N.A. LLC, (3M USD LIBOR + 0.90%), 3.06%, due 2/15/2022	1,469,359	(b)(c)
1,965,000	Harley-Davidson Financial Services, Inc., (3M USD LIBOR + 0.50%), 2.65%, due 5/21/2020	1,966,172	(b)(c)
		7,848,830
Banks 18.2%
3,350,000	Bank of America Corp., (3M USD LIBOR + 0.65%), 2.76%, due 6/25/2022	3,366,292	(c)
2,080,000	Bank of New York Mellon, (3M USD LIBOR + 0.28%), 2.41%, due 6/4/2021	2,082,766	(c)
3,600,000	Citigroup, Inc., (3M USD LIBOR + 0.96%), 2.90%, due 4/25/2022	3,644,507	(c)
	Goldman Sachs Group, Inc.
1,600,000	(3M USD LIBOR + 0.78%), 2.71%, due 10/31/2022	1,607,712	(c)
1,655,000	(3M USD LIBOR + 1.11%), 3.05%, due 4/26/2022	1,672,073	(c)
2,260,000	HSBC Holdings PLC, (3M USD LIBOR + 0.60%), 2.72%, due 5/18/2021	2,262,237	(c)
	JPMorgan Chase & Co.
1,975,000	(3M USD LIBOR + 0.55%), 2.65%, due 3/9/2021	1,977,646	(c)
1,415,000	(3M USD LIBOR + 0.61%), 2.76%, due 6/18/2022	1,419,684	(c)
2,980,000	Morgan Stanley, (3M USD LIBOR + 0.93%), 2.88%, due 7/22/2022	3,006,954	(c)
2,335,000	PNC Bank N.A., (3M USD LIBOR + 0.45%), 2.40%, due 7/22/2022	2,337,854	(c)
880,000	Santander UK PLC, (3M USD LIBOR + 0.62%), 2.76%, due 6/1/2021	882,720	(c)
765,000	Sumitomo Mitsui Financial Group, Inc., (3M USD LIBOR + 1.11%), 3.11%, due 7/14/2021	773,757	(c)
1,605,000	Wells Fargo & Co., (3M USD LIBOR + 0.93%), 3.11%, due 2/11/2022	1,615,535	(c)
1,295,000	Wells Fargo Bank N.A., (3M USD LIBOR + 0.66%), 2.80%, due 9/9/2022	1,299,686	(c)
2,550,000	Westpac Banking Corp., (3M USD LIBOR + 0.85%), 2.97%, due 8/19/2021	2,578,008	(c)
		30,527,431
Beverages 1.6%
1,745,000	Anheuser-Busch InBev Finance, Inc., (3M USD LIBOR + 1.26%), 3.16%, due 2/1/2021	1,767,406	(c)
925,000	Diageo Capital PLC, (3M USD LIBOR + 0.24%), 2.36%, due 5/18/2020	925,673	(c)
		2,693,079
Computers 1.7%
2,910,000	IBM Corp., (3M USD LIBOR + 0.40%), 2.58%, due 5/13/2021	2,923,366	(c)
Diversified Financial Services 4.1%
835,000	AIG Global Funding, (3M USD LIBOR + 0.48%), 2.57%, due 7/2/2020	837,570	(b)(c)
2,805,000	American Express Co., (3M USD LIBOR + 0.53%), 2.65%, due 5/17/2021	2,814,880	(c)
3,175,000	Capital One Financial Corp., (3M USD LIBOR + 0.95%), 3.05%, due 3/9/2022	3,200,520	(c)
		6,852,970
Electric 3.0%
500,000	Duke Energy Progress LLC, (3M USD LIBOR + 0.18%), 2.28%, due 9/8/2020	500,517	(c)
2,160,000	Florida Power & Light Co., (3M USD LIBOR + 0.40%), 2.64%, due 5/6/2022	2,160,108	(c)
2,430,000	Sempra Energy, (3M USD LIBOR + 0.50%), 2.50%, due 1/15/2021	2,428,235	(c)
		5,088,860

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a)^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Electronics 0.8%
$1,295,000	Honeywell Int'l, Inc., (3M USD LIBOR + 0.37%), 2.56%, due 8/8/2022	$1,300,698	(c)
Gas 1.2%
2,000,000	Dominion Energy Gas Holdings LLC, Ser. A, (3M USD LIBOR + 0.60%), 2.72%, due 6/15/2021	2,009,700	(c)
Insurance 2.1%
1,513,000	Marsh & McLennan Cos., Inc., (3M USD LIBOR + 1.20%), 3.30%, due 12/29/2021	1,514,866	(c)
2,025,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 2.44%, due 7/12/2022	2,029,298	(b)(c)
		3,544,164
Machinery—Construction & Mining 1.2%
2,000,000	Caterpillar Financial Services Corp., (3M USD LIBOR + 0.23%), 2.35%, due 3/15/2021	2,001,688	(c)
Machinery Diversified 0.5%
820,000	John Deere Capital Corp., (3M USD LIBOR + 0.40%), 2.50%, due 6/7/2021	822,817	(c)
Media 1.7%
960,000	Comcast Corp., (3M USD LIBOR + 0.44%), 2.54%, due 10/1/2021	965,117	(c)
1,935,000	NBCUniversal Enterprise, Inc., (3M USD LIBOR + 0.40%), 2.50%, due 4/1/2021	1,941,501	(b)(c)
		2,906,618
Oil & Gas 2.2%
1,250,000	BP Capital PLC, (3M USD LIBOR + 0.87%), 2.99%, due 9/16/2021	1,264,757	(c)
2,345,000	Occidental Petroleum Corp., (3M USD LIBOR + 1.25%), 3.44%, due 8/13/2021	2,359,844	(c)
		3,624,601
Pharmaceuticals 4.3%
1,630,000	Bayer U.S. Finance II LLC, (3M USD LIBOR + 0.63%), 2.74%, due 6/25/2021	1,634,297	(b)(c)
1,115,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 2.55%, due 5/16/2022	1,116,115	(b)(c)
1,860,000	Cigna Corp., (3M USD LIBOR + 0.65%), 2.79%, due 9/17/2021	1,860,298	(c)
2,655,000	CVS Health Corp., (3M USD LIBOR + 0.72%), 2.82%, due 3/9/2021	2,669,655	(c)
		7,280,365
Pipelines 2.9%
2,655,000	Enterprise Products Operating LLC, 5.25%, due 1/31/2020	2,675,342
2,205,000	MPLX L.P., (3M USD LIBOR + 0.90%), 3.00%, due 9/9/2021	2,213,445	(c)
		4,888,787
Telecommunications 3.7%
3,025,000	AT&T, Inc., (3M USD LIBOR + 0.95%), 2.95%, due 7/15/2021	3,055,855	(c)
3,100,000	Verizon Communications, Inc., (3M USD LIBOR + 1.00%), 3.12%, due 3/16/2022	3,149,949	(c)
		6,205,804
	Total Corporate Bonds (Cost $95,813,608)	96,021,031

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a)^ (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 17.0%
Investment Companies 17.0%
28,529,992	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(d) (Cost $28,529,992)	$28,529,992	(e)
	Total Investments 94.3% (Cost $158,012,436)	158,276,364
	Other Assets Less Liabilities 5.7%	9,541,160	(f)
	Net Assets 100.0%	$167,817,524

(a)  Formerly Risk Balanced Commodity Strategy Fund through November 8, 2018.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $24,288,427, which represents 14.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(d)  Represents 7-day effective yield as of October 31, 2019.

(e)  All or a portion of this security is segregated in connection with obligations for futures with a total value of $28,529,992.

(f)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2019	140	Lead	$7,578,375	$329,275
11/2019	62	Nickel	6,209,052	266,658
11/2019	82	Primary Aluminum	3,611,075	(14,819)
11/2019	122	Zinc	7,701,250	651,765
12/2019	87	Lean Hogs	2,296,800	62,640
12/2019	112	Live Cattle	5,251,680	563,956
12/2019	181	Natural Gas	4,944,920	219,991
12/2019	128	New York Harbor ULSD	10,043,981	(12,370)
12/2019	149	RBOB Gasoline	9,836,324	496,629

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a)^ (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	162	WTI Crude Oil	$8,788,500	$(372,600)
1/2020	171	Brent Crude Oil	9,976,140	(360,810)
1/2020	48	Cattle Feeder	3,472,200	179,724
1/2020	133	Lead	7,183,663	(546,963)
1/2020	98	Low Sulphur Gasoil	5,505,150	(2,450)
1/2020	46	Nickel	4,601,196	(42,504)
1/2020	186	Platinum	8,683,410	(320,413)
1/2020	80	Primary Aluminum	3,504,000	59,000
1/2020	96	Soybean	4,474,800	18,604
1/2020	210	Soybean Meal	6,444,900	(23,100)
1/2020	119	Soybean Oil	2,211,258	(42,126)
1/2020	122	Zinc	7,605,175	(89,975)
2/2020	104	Gold 100 Oz.	15,826,720	42,640
2/2020	168	Sugar 11	2,348,237	53,353
3/2020	123	Cocoa	3,008,580	(51,619)
3/2020	38	Coffee 'C'	1,502,663	39,900
3/2020	108	Copper	7,146,900	(128,250)
3/2020	635	Corn	12,660,313	47,005
3/2020	83	Cotton No.2	2,734,020	(13,978)
3/2020	253	Hard Red Winter Wheat	5,467,963	(3,162)
3/2020	71	Silver	6,468,100	(19,880)
3/2020	184	Wheat	4,735,700	(57,788)
Total Long Positions			$191,823,045	$928,333
Short Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2019	140	Lead	$(7,578,375)	$530,915
11/2019	62	Nickel	(6,209,052)	15,369
11/2019	82	Primary Aluminum	(3,611,075)	(71,887)
11/2019	122	Zinc	(7,701,250)	91,500
Total Short Positions			$(25,099,752)	$565,897
Total Futures				$1,494,230

At October 31, 2019, the Fund had $7,684,116 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $164,684,401 for long positions and $(14,401,782) for short positions.

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a)^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$—	$33,725,341	$—	$33,725,341
Corporate Bonds(a)	—	96,021,031	—	96,021,031
Short-Term Investments	—	28,529,992	—	28,529,992
Total Investments	$—	$158,276,364	$—	$158,276,364

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$3,668,924	$—	$—	$3,668,924
Liabilities	(2,174,694)	—	—	(2,174,694)
Total	$1,494,230	$—	$—	$1,494,230

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ October 31, 2019

NUMBER OF SHARES		VALUE
Common Stocks 38.2%
Australia 0.7%
1,866	Aurizon Holdings Ltd.	$7,589
1,283	BHP Group Ltd.	31,796
77	BHP Group PLC	1,631
945	Goodman Group	9,374
185	Rio Tinto Ltd.	11,590
559	Rio Tinto PLC	29,065
26	Rio Tinto PLC ADR	1,352
213	Wesfarmers Ltd.	5,838
879	Woodside Petroleum Ltd.	19,511
		117,746
Austria 0.0%(a)
355	Telekom Austria AG	2,748	*
Belgium 0.1%
204	Ageas	11,749
98	Proximus SADP	3,009
68	Solvay SA	7,395
		22,153
Canada 0.9%
12	Agnico Eagle Mines Ltd.	738
139	BCE, Inc.	6,594
248	Brookfield Asset Management, Inc. Class A	13,702
6	Enbridge, Inc.	218
28	iA Financial Corp., Inc.	1,348
337	National Bank of Canada	17,404
134	Power Corp. of Canada	3,101
242	Power Financial Corp.	5,659
333	Rogers Communications, Inc. Class B	15,678
664	Sun Life Financial, Inc.	29,790
163	Suncor Energy, Inc.	4,846
808	Toronto-Dominion Bank	46,139
42	Waste Connections, Inc.	3,881
		149,098
China 0.1%
42	Alibaba Group Holding Ltd. ADR	7,420	*
Denmark 0.1%
15	Carlsberg A/S Class B	2,110
34	DSV Panalpina A/S	3,299
75	Novo Nordisk A/S Class B	4,096
		9,505
Finland 0.1%
2,798	Nordea Bank Abp	20,467
France 0.7%
66	Arkema SA	6,746
143	Capgemini SE	16,100
41	Covivio	4,641
83	Eiffage SA	8,916
55	Ingenico Group SA	5,873
28	Kering SA	15,933
117	Peugeot SA	2,962
113	Sanofi	10,413
128	Schneider Electric SE	11,886
NUMBER OF SHARES		VALUE
84	Sodexo SA	$9,237
178	Vinci SA	19,972
		112,679
Germany 0.4%
110	adidas AG	33,965
715	Deutsche Telekom AG	12,574
40	Hannover Rueck SE	7,084
70	Wuestenrot & Wuerttembergische AG	1,433
		55,056
Hong Kong 0.3%
171	Athene Holding Ltd. Class A	7,413	*
1,500	CLP Holdings Ltd.	15,572
2,000	Link REIT	21,810
500	Swire Pacific Ltd. Class A	4,766
		49,561
Ireland 0.1%
210	CRH PLC	7,654
Israel 0.1%
1,636	Bank Leumi Le-Israel BM	11,911
29	Check Point Software Technologies Ltd.	3,260	*
20	Wix.com Ltd.	2,441	*
		17,612
Italy 0.3%
1,018	Assicurazioni Generali SpA	20,636
1,607	Eni SpA	24,321
1,497	Snam SpA	7,680
		52,637
Japan 2.1%
300	Ajinomoto Co., Inc.	5,721
100	Asahi Group Holdings Ltd.	5,028
600	Astellas Pharma, Inc.	10,326
100	EDION Corp.	998
400	FUJIFILM Holdings Corp.	17,705
500	Hitachi Ltd.	18,840
1,200	ITOCHU Corp.	25,236
1,100	Japan Tobacco, Inc.	25,017
2,300	JXTG Holdings, Inc.	10,849
100	Medipal Holdings Corp.	2,298
500	Mitsubishi Corp.	12,798
100	Mitsubishi Heavy Industries Ltd.	4,076
300	Nippon Telegraph & Telephone Corp.	14,935
400	Nomura Research Institute Ltd.	8,560
700	NTT DOCOMO, Inc.	19,284
300	Santen Pharmaceutical Co. Ltd.	5,348
500	Sekisui House Ltd.	10,844
300	Shionogi & Co. Ltd.	18,107
1,000	Sumitomo Chemical Co. Ltd.	4,621
1,700	Sumitomo Corp.	27,754
100	Sumitomo Mitsui Financial Group, Inc.	3,593
100	Suzuken Co. Ltd.	5,371
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
400	Tokio Marine Holdings, Inc.	$21,735
600	Toyota Motor Corp.	41,904
2	United Urban Investment Corp.	4,037
300	USS Co. Ltd.	5,851
		330,836
Netherlands 0.6%
18	AerCap Holdings NV	1,042	*
86	ASML Holding NV	22,529
9	Heineken Holding NV	857
1,357	Koninklijke Ahold Delhaize NV	33,788
10	Royal Dutch Shell PLC ADR Class A	580
593	Royal Dutch Shell PLC Class A	17,153
313	Wolters Kluwer NV	23,047
		98,996
New Zealand 0.0%(a)
1,655	Spark New Zealand Ltd.	4,754
Norway 0.1%
522	DNB ASA	9,485
422	Telenor ASA	7,900
		17,385
Singapore 0.1%
2,700	Ascendas Real Estate Investment Trust	6,291
1,600	Wilmar International Ltd.	4,411
		10,702
Spain 0.7%
232	ACS Actividades de Construccion y Servicios SA	9,416
316	Amadeus IT Group SA	23,381
3,791	Banco Bilbao Vizcaya Argentaria SA	19,969
346	Endesa SA	9,416
1,176	Iberdrola SA	12,077
320	Naturgy Energy Group SA	8,712
467	Red Electrica Corp. SA	9,401
1,386	Telefonica SA	10,627
		102,999
Sweden 0.1%
367	Assa Abloy AB B Shares	8,704
284	SKF AB, B Shares	5,134
310	Volvo AB, B Shares	4,636
		18,474
Switzerland 0.9%
138	Adecco Group AG	8,181
18	Geberit AG	9,134
176	Nestle SA	18,790
114	Nestle SA ADR	12,216
367	Novartis AG	32,028
66	Novartis AG ADR	5,771
85	Roche Holding AG	25,573
89	Zurich Insurance Group AG	34,779
		146,472
NUMBER OF SHARES		VALUE
United Kingdom 1.3%
93	Aon PLC	$17,964
380	Ashtead Group PLC	11,558
859	Barratt Developments PLC	7,023
115	Berkeley Group Holdings PLC	6,556
81	Diageo PLC	3,320
1,526	GlaxoSmithKline PLC	34,960
359	Halma PLC	8,712
4,420	HSBC Holdings PLC	33,379
322	Imperial Brands PLC	7,059
54	Linde PLC	10,711
124	Next PLC	10,572
939	Sage Group PLC	8,755
40	Unilever NV	2,370
291	Unilever NV	17,185
378	Unilever PLC	22,634
32	Unilever PLC ADR	1,924
		204,682
United States 28.4%
299	Activision Blizzard, Inc.	16,753
69	Advance Auto Parts, Inc.	11,211
746	Aflac, Inc.	39,657
26	Air Products & Chemicals, Inc.	5,545
56	Alcoa Corp.	1,164	*
282	Alexion Pharmaceuticals, Inc.	29,723	*
38	Allstate Corp.	4,044
47	Alphabet, Inc. Class A	59,164	*
24	Alphabet, Inc. Class C	30,243	*
662	Altice USA, Inc. Class A	20,489	*
99	Amazon.com, Inc.	175,889	*(b)
45	Ameren Corp.	3,496
95	American Electric Power Co., Inc.	8,967
93	American Homes 4 Rent Class A	2,462
305	Americold Realty Trust	12,227
99	Ameriprise Financial, Inc.	14,938
281	AMETEK, Inc.	25,754
93	Amphenol Corp. Class A	9,331
346	Analog Devices, Inc.	36,894
20	Apergy Corp.	503	*
947	Apple, Inc.	235,576
45	Aptiv PLC	4,030
25	Ashland Global Holdings, Inc.	1,934
166	Assurant, Inc.	20,928
141	At Home Group, Inc.	1,201	*
1,824	AT&T, Inc.	70,206
23	Autodesk, Inc.	3,389	*
61	AvalonBay Communities, Inc.	13,277
362	AXA Equitable Holdings, Inc.	7,819
710	Bank of America Corp.	22,202
422	Baxter International, Inc.	32,367	(b)
139	Bellring Brands, Inc. Class A	2,428	*
18	Biogen, Inc.	5,377	*
101	BioMarin Pharmaceutical, Inc.	7,394	*
158	Black Knight, Inc.	10,144	*
12	BlackRock, Inc.	5,540
171	Blackstone Group, Inc. Class A	9,090
57	Boeing Co.	19,375
2	Booking Holdings, Inc.	4,098	*
454	Boston Scientific Corp.	18,932	*

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
203	Bristol-Myers Squibb Co.	$11,646
89	Cabot Oil & Gas Corp.	1,659
22	Cactus, Inc. Class A	654	*
234	Carlyle Group LP	6,384
248	Carnival Corp.	10,637
30	Caterpillar, Inc.	4,134
281	CBRE Group, Inc. Class A	15,048	*
196	CDW Corp.	25,070
30	Cheniere Energy, Inc.	1,846	*
536	Chevron Corp.	62,251	(b)
132	Chubb Ltd.	20,119
76	Cigna Corp.	13,563
1,516	Cisco Systems, Inc.	72,025	(b)
496	Citigroup, Inc.	35,643
404	Citizens Financial Group, Inc.	14,205
1,758	Comcast Corp. Class A	78,794
312	Comerica, Inc.	20,411
37	Concho Resources, Inc.	2,498
513	ConocoPhillips	28,318
29	Constellation Brands, Inc. Class A	5,520
49	Cooper Cos., Inc.	14,259
102	Crocs, Inc.	3,569	*
30	Crowdstrike Holdings, Inc. Class A	1,497	*
29	Crown Holdings, Inc.	2,112	*
871	CSX Corp.	61,205
41	Cummins, Inc.	7,072
26	Deere & Co.	4,528
57	Delphi Technologies PLC	696
307	Delta Air Lines, Inc.	16,910
80	Devon Energy Corp.	1,622
263	Discover Financial Services	21,108
136	DISH Network Corp. Class A	4,676	*
95	Dollar General Corp.	15,232
122	Dominion Energy, Inc.	10,071
102	DTE Energy Co.	12,987
46	Easterly Government Properties, Inc.	1,027
549	Eaton Corp. PLC	47,823	(b)
816	eBay, Inc.	28,764
29	Ecolab, Inc.	5,570
55	Electronic Arts, Inc.	5,302	*
89	Emerson Electric Co.	6,243
58	Entegris, Inc.	2,784
65	EOG Resources, Inc.	4,505
20	Equifax, Inc.	2,734
362	Equity LifeStyle Properties, Inc.	25,318
165	Equity Residential	14,629
19	Evergy, Inc.	1,214
789	Exelon Corp.	35,892
573	Exxon Mobil Corp.	38,718
227	Facebook, Inc. Class A	43,505	*
29	FedEx Corp.	4,427
23	Ferguson PLC	1,962
465	FGL Holdings	4,199
370	Fidelity National Information Services, Inc.	48,751
72	FirstEnergy Corp.	3,479
30	FMC Corp.	2,745
61	Fortive Corp.	4,209
177	Gaming and Leisure Properties, Inc.	7,144
233	Gates Industrial Corp. PLC	2,330	*
NUMBER OF SHARES		VALUE
57	General Dynamics Corp.	$10,078
138	General Motors Co.	5,128
195	Gilead Sciences, Inc.	12,423
560	Hartford Financial Services Group, Inc.	31,965
82	Hill-Rom Holdings, Inc.	8,585
224	Home Depot, Inc.	52,546
386	Honeywell International, Inc.	66,674
31	Humana, Inc.	9,120
19	IBM Corp.	2,541
197	IHS Markit Ltd.	13,794	*
24	Illumina, Inc.	7,092	*
228	Intercontinental Exchange, Inc.	21,505
338	International Paper Co.	14,764
30	Intuit, Inc.	7,725
69	Invitation Homes, Inc.	2,125
41	Jacobs Engineering Group, Inc.	3,837
777	Johnson & Johnson	102,595	(b)
884	Johnson Controls International PLC	38,304
924	JPMorgan Chase & Co.	115,426	(b)
20	Kennedy-Wilson Holdings, Inc.	460
174	Kinder Morgan, Inc.	3,477
79	Lam Research Corp.	21,412
17	Lear Corp.	2,002
103	Leidos Holdings, Inc.	8,882
75	Lennar Corp. Class A	4,470
60	Liberty Media Corp.-Liberty Formula One Class C	2,550	*
76	Lincoln National Corp.	4,292
490	LKQ Corp.	16,655	*
25	lululemon Athletica, Inc.	5,107	*
119	LyondellBasell Industries NV Class A	10,674
99	Marriott International, Inc. Class A	12,528
11	Martin Marietta Materials, Inc.	2,881
216	McDonald's Corp.	42,487
728	Medtronic PLC	79,279	(b)
239	Merck & Co., Inc.	20,712
1,575	Microsoft Corp.	225,808	(b)
104	Mid-America Apartment Communities, Inc.	14,455
15	Mohawk Industries, Inc.	2,151	*
503	Mondelez International, Inc. Class A	26,382
73	Monster Beverage Corp.	4,097	*
528	Morgan Stanley	24,314
229	Motorola Solutions, Inc.	38,087
39	Netflix, Inc.	11,209	*
79	Newmont Goldcorp Corp.	3,139
22	NextEra Energy Partners LP	1,159
61	NextEra Energy, Inc.	14,539
191	NIKE, Inc. Class B	17,104
71	NiSource, Inc.	1,991
186	Norwegian Cruise Line Holdings Ltd.	9,441	*
48	NRG Energy, Inc.	1,926
321	Nucor Corp.	17,286
128	nVent Electric PLC	2,952
34	OGE Energy Corp.	1,464
215	Omnicom Group, Inc.	16,596
51	ONEOK, Inc.	3,561
8	Outfront Media, Inc.	210
12	Packaging Corp. of America	1,314

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
120	Parker-Hannifin Corp.	$22,019
216	Peloton Interactive, Inc. Class A	5,156	*
472	PepsiCo, Inc.	64,744
1,531	Pfizer, Inc.	58,744
222	Philip Morris International, Inc.	18,080
419	Phillips 66	48,948
28	Pioneer Natural Resources Co.	3,445
425	PNC Financial Services Group, Inc.	62,347	(b)
207	PPG Industries, Inc.	25,900
67	Premier, Inc. Class A	2,183	*
176	Principal Financial Group, Inc.	9,395
867	Procter & Gamble Co.	107,950
171	Progressive Corp.	11,919
51	Prologis, Inc.	4,476
45	Proofpoint, Inc.	5,192	*
77	Range Resources Corp.	310
203	RealReal, Inc.	4,691	*
24	Redwood Trust, Inc.	392
36	Reliance Steel & Aluminum Co.	4,177
190	Resideo Technologies, Inc.	1,811	*
52	S&P Global, Inc.	13,415
209	SailPoint Technologies Holding, Inc.	4,046	*
113	salesforce.com, Inc.	17,683	*
108	Schlumberger Ltd.	3,531
47	Sempra Energy	6,792
95	Sensata Technologies Holding PLC	4,863	*
100	Service Corp. International	4,548
33	ServiceNow, Inc.	8,160	*
29	Sherwin-Williams Co.	16,597
101	Smartsheet, Inc. Class A	3,979	*
190	SmileDirectClub, Inc.	2,222	*
40	Southern Copper Corp.	1,423
2,516	Sprint Corp.	15,624	*
334	Sprouts Farmers Market, Inc.	6,483	*
48	Stanley Black & Decker, Inc.	7,264
128	Starbucks Corp.	10,824
480	Starwood Property Trust, Inc.	11,808
60	Steel Dynamics, Inc.	1,822
66	STERIS PLC	9,344
56	Sysco Corp.	4,473
287	T-Mobile US, Inc.	23,723	*
450	TE Connectivity Ltd.	40,275
566	Texas Instruments, Inc.	66,782	(b)
NUMBER OF SHARES		VALUE
77	Textron, Inc.	$3,549
234	Thermo Fisher Scientific, Inc.	70,663
30	Toll Brothers, Inc.	1,193
129	TransUnion	10,658
231	Travelers Cos., Inc.	30,275
75	U.S. Bancorp	4,276
40	Uber Technologies, Inc.	1,260	*
225	Union Pacific Corp.	37,228
36	United Rentals, Inc.	4,809	*
100	United Technologies Corp.	14,358
252	UnitedHealth Group, Inc.	63,680
16	Universal Display Corp.	3,203
121	US Foods Holding Corp.	4,800	*
71	Valero Energy Corp.	6,886
713	VEREIT, Inc.	7,016
17	Verisk Analytics, Inc.	2,460
872	Verizon Communications, Inc.	52,730
60	Vertex Pharmaceuticals, Inc.	11,729	*
107	VF Corp.	8,805
220	Viacom, Inc. Class B	4,743
582	Virgin Galactic Holdings, Inc.	5,477	*
249	Visa, Inc. Class A	44,536
556	Vistra Energy Corp.	15,029
667	Walmart, Inc.	78,212	(b)
213	Walt Disney Co.	27,673
124	WEC Energy Group, Inc.	11,706
53	Western Digital Corp.	2,737
22	Westlake Chemical Corp.	1,390
54	WEX, Inc.	10,216	*
139	Weyerhaeuser Co.	4,060
85	Whirlpool Corp.	12,930
138	Williams Cos., Inc.	3,079
37	WP Carey, Inc.	3,406
162	WPX Energy, Inc.	1,617	*
37	WR Grace & Co.	2,459
523	Xerox Holdings Corp.	17,745
132	Zimmer Biomet Holdings, Inc.	18,246
139	Zoetis, Inc.	17,781
		4,528,464
Total Common Stocks (Cost $5,724,329)		6,088,100
PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 7.5%
$50,000	U.S. Treasury Bill, 2.34%, due 1/2/2020	$49,866	(b)(c)
	U.S. Treasury Bonds
105,000	2.75%, due 8/15/2042	116,382	(b)
40,000	2.25%, due 8/15/2046	40,514
	U.S. Treasury Inflation-Indexed Notes/Bonds(d)
449,233	0.13%, due 4/15/2021	445,703
14,454	3.38%, due 4/15/2032	19,921
216,249	1.00%, due 2/15/2046-2/15/2048	239,737

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	U.S. Treasury Notes
$35,000	2.50%, due 6/30/2020	$35,201
40,000	2.00%, due 1/15/2021	40,194
105,000	2.88%, due 5/31/2025-8/15/2028	114,044	(b)
40,000	2.25%, due 2/15/2027	41,769
40,000	2.75%, due 2/15/2028	43,419	(b)
	Total U.S. Treasury Obligations (Cost $1,160,592)	1,186,750
U.S. Government Agency Securities 0.7%
80,000	Federal Home Loan Bank, 5.50%, due 7/15/2036 (Cost $104,587)	115,459
Mortgage-Backed Securities 9.1%
Collateralized Mortgage Obligations 1.9%
	Fannie Mae Connecticut Avenue Securities
28,000	Ser. 2017-C02, Class 2M2 (1M USD LIBOR + 3.65%), 5.47%, due 9/25/2029	29,355	(e)
25,000	Ser. 2017-C03, Class 1M2,(1M USD LIBOR + 3.00%), 4.82%, due 10/25/2029	26,017	(e)
70,000	Ser. 2017-C04, Class 2M2,(1M USD LIBOR + 2.85%), 4.67%, due 11/25/2029	71,990	(e)
75,000	Ser. 2017-C05, Class1M2,(1M USD LIBOR + 2.20%), 4.02%, due 1/25/2030	75,883	(e)
55,000	Ser. 2017-C06, Class 1M2, (1M USD LIBOR + 2.65%), 4.47%, due 2/25/2030	56,163	(e)
20,000	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 4.62%, due 2/25/2030	20,399	(e)
20,000	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 4.02%, due 8/25/2030	20,154	(e)
		299,961
Ginnie Mae 3.0%
	Pass-Through Certificates
80,000	3.00%, TBA, 30 Year Maturity	82,333	(f)
170,000	3.50%, TBA, 30 Year Maturity	176,402	(f)
215,000	4.00%, TBA, 30 Year Maturity	223,502	(f)
		482,237
Uniform Mortgage-Backed Securities 4.2%
	Pass-Through Certificates
180,000	4.00%, TBA, 30 Year Maturity	186,766	(f)
225,000	3.50%, TBA, 30 Year Maturity	231,029	(f)
220,000	3.00%, TBA, 30 Year Maturity	223,558	(f)
30,000	2.50%, TBA, 15 Year Maturity	30,324	(f)
		671,677
	Total Mortgage-Backed Securities (Cost $1,450,991)	1,453,875
Corporate Bonds 8.9%
Belgium 0.4%
	Anheuser-Busch InBev Worldwide, Inc.
20,000	4.75%, due 4/15/2058	23,382
15,000	4.60%, due 4/15/2048	17,212
15,000	5.80%, due 1/23/2059	20,366
		60,960

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Canada 0.1%
$15,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	$17,572
Ireland 0.3%
25,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	27,125
20,000	Avolon Holdings Funding Ltd., 3.95%, due 7/1/2024	20,764	(g)
		47,889
Mexico 0.2%
25,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	26,741	(g)
South Africa 0.1%
15,000	Anglo American Capital PLC, 4.00%, due 9/11/2027	15,538	(g)
Spain 0.1%
15,000	Banco Santander SA, 3.80%, due 2/23/2028	15,820
United Kingdom 0.6%
15,000	AstraZeneca PLC, 3.50%, due 8/17/2023	15,720
45,000	Barclays PLC, 4.38%, due 1/12/2026	48,356
10,000	BAT Capital Corp., 4.54%, due 8/15/2047	9,663
30,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	31,140	(h)(i)
		104,879
United States 7.1%
30,000	Abbott Laboratories, 3.75%, due 11/30/2026	32,869
20,000	AbbVie, Inc., 4.70%, due 5/14/2045	21,379
20,000	Apple, Inc., 4.65%, due 2/23/2046	25,043
	AT&T, Inc.
5,000	4.35%, due 6/15/2045	5,259
25,000	5.45%, due 3/1/2047	30,184
20,000	4.50%, due 3/9/2048	21,369
20,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	21,442
	Bank of America Corp.
15,000	2.74%, due 1/23/2022	15,119	(h)
20,000	3.71%, due 4/24/2028	21,399	(h)
15,000	3.97%, due 3/5/2029	16,337	(h)
15,000	Cigna Corp., 4.80%, due 8/15/2038	17,029
	Citigroup, Inc.
30,000	3.89%, due 1/10/2028	32,289	(h)
10,000	3.52%, due 10/27/2028	10,538	(h)
	Comcast Corp.
10,000	4.00%, due 8/15/2047	11,053
25,000	4.95%, due 10/15/2058	32,260
15,000	Concho Resources, Inc., 4.88%, due 10/1/2047	16,932
	CVS Health Corp.
20,000	4.30%, due 3/25/2028	21,710
25,000	5.05%, due 3/25/2048	28,638
25,000	DH Europe Finance II S.a.r.l., 3.40%, due 11/15/2049	25,674	(j)
30,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	32,616	(g)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	DTE Energy Co.
$15,000	2.25%, due 11/1/2022	$15,094	(j)
20,000	3.40%, due 6/15/2029	20,939
	Energy Transfer Operating L.P.
30,000	6.63%, due 2/15/2028	28,612	(h)(i)
15,000	6.25%, due 4/15/2049	18,023
20,000	Evergy, Inc., 2.90%, due 9/15/2029	20,111
5,000	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	5,401
	Goldman Sachs Group, Inc.
15,000	3.69%, due 6/5/2028	15,849	(h)
40,000	3.81%, due 4/23/2029	42,491	(h)
5,000	4.02%, due 10/31/2038	5,409	(h)
10,000	5.15%, due 5/22/2045	12,005
	HCA, Inc.
10,000	4.13%, due 6/15/2029	10,599
20,000	5.25%, due 6/15/2049	22,146
20,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	19,984
15,000	HP Enterprise Co., 3.60%, due 10/15/2020	15,201
	IBM Corp.
50,000	4.15%, due 5/15/2039	56,358
25,000	4.25%, due 5/15/2049	28,408
15,000	JPMorgan Chase & Co., 3.88%, due 7/24/2038	16,463	(h)
20,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	21,299
20,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	23,446
20,000	Kraft Heinz Foods Co., 3.75%, due 4/1/2030	20,441	(g)
5,000	Kroger Co., 5.40%, due 1/15/2049	5,929
20,000	Marathon Oil Corp., 4.40%, due 7/15/2027	21,491
30,000	Morgan Stanley, 3.59%, due 7/22/2028	31,710	(h)
20,000	MPLX L.P., 4.70%, due 4/15/2048	20,204
	Occidental Petroleum Corp.
20,000	3.20%, due 8/15/2026	20,247
20,000	3.50%, due 8/15/2029	20,260
20,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	19,051
40,000	Synchrony Financial, 2.85%, due 7/25/2022	40,465
15,000	UnitedHealth Group, Inc., 3.88%, due 8/15/2059	15,909
25,000	Verizon Communications, Inc., 4.52%, due 9/15/2048	29,748
15,000	Walmart, Inc., 3.25%, due 7/8/2029	16,231
30,000	Zimmer Biomet Holdings, Inc., 3.55%, due 4/1/2025	31,735
		1,130,398
	Total Corporate Bonds (Cost $1,320,952)	1,419,797
Asset-Backed Securities 2.4%
100,000	American Express Credit Account Master Trust, Ser. 2019-1, Class A, 2.87%, due 10/15/2024	102,498
100,000	Bear Stearns Asset-Backed Securities Trust, Ser. 2006-SD2, Class M2, (1M USD LIBOR + 0.80%), 2.62%, due 6/25/2036	100,515	(e)
20,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A7, Class A7, (1M USD LIBOR + 0.51%), 2.43%, due 9/16/2024	20,101	(e)
	World Omni Auto Receivables Trust
70,000	3.04%, due 5/15/2024	71,470
90,000	3.13%, due 11/15/2023	91,517
	Total Asset-Backed Securities (Cost $372,251)	386,101

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Exchange-Traded Funds 0.0%(a)
19	iShares Russell 1000 ETF (Cost $3,021)	$3,192
Investment Companies(k) 32.9%
118,798	Neuberger Berman Commodity Strategy Fund Institutional Class	712,787
23,643	Neuberger Berman Emerging Markets Debt Fund Institutional Class	204,043
45,873	Neuberger Berman Emerging Markets Equity Fund Class R6	905,526
39,669	Neuberger Berman Floating Rate Income Fund Institutional Class	378,842
8,133	Neuberger Berman Genesis Fund Class R6	482,464
82,272	Neuberger Berman High Income Bond Fund Class R6	702,603
127,754	Neuberger Berman International Select Fund Class R6	1,674,853	(l)
18,835	Neuberger Berman Short Duration High Income Fund Institutional Class	179,873
	Total Investment Companies (Cost $4,839,020)	5,240,991
	Total Purchased Options(m) 0.0%(a) (Cost $1,540)	589
Short-Term Investments 7.0%
Investment Companies 7.0%
1,120,035	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(n) (Cost $1,120,035)	1,120,035	(l)
	Total Investments 106.7% (Cost $16,097,318)	17,014,889
	Liabilities Less Other Assets (6.7)%	(1,061,660	)(o)
	Net Assets 100.0%	$15,953,229

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  All or a portion of the security is pledged as collateral for futures and/or options written.

(c)  Rate shown was the discount rate at the date of purchase.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(f)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2019 amounted to $1,153,914, which represents 7.2% of net assets of the Fund.

(g)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $116,100, which represents 0.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(h)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

(i)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(j)  When-issued security. Total value of all such securities at October 31, 2019, amounted to $40,768, which represents 0.3% of net assets of the Fund.

(k)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(l)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when issued securities, options written, futures, forward foreign currency contracts and/or swaps with a total value of $2,794,888.

(m)  See "Purchased option contracts" under Derivative Instruments.

(n)  Represents 7-day effective yield as of October 31, 2019.

(o)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Investment Companies*	$5,240,991	32.9%
Mortgage-Backed Securities	1,453,875	9.1%
U.S. Treasury Obligations	1,186,750	7.5%
Banks	751,782	4.8%
Pharmaceuticals	462,576	2.9%
Asset-Backed Securities	386,101	2.4%
Insurance	356,727	2.3%
Oil, Gas & Consumable Fuels	290,218	1.8%
Software	289,494	1.8%
Technology Hardware, Storage & Peripherals	273,763	1.7%
Internet & Direct Marketing Retail	220,862	1.4%
Diversified Telecommunication Services	186,077	1.2%
Health Care Equipment & Supplies	183,234	1.1%
IT Services	175,552	1.1%
Media	163,868	1.0%
Equity Real Estate Investment Trusts	157,985	1.0%
Computers	157,626	1.0%
Semiconductors & Semiconductor Equipment	153,604	1.0%
Beverages	146,636	0.9%
Interactive Media & Services	132,912	0.8%
Pipelines	130,635	0.8%
Food & Staples Retailing	127,756	0.8%
U.S. Government Agency Securities	115,459	0.7%
Electric Utilities	112,021	0.7%
Communications Equipment	110,112	0.7%
Capital Markets	108,888	0.7%
Electronic Equipment, Instruments & Components	108,101	0.7%
Household Products	107,950	0.7%
Road & Rail	107,282	0.7%
Metals & Mining	105,183	0.7%
Chemicals	102,287	0.7%
Diversified Financial Services	100,372	0.6%
Electrical Equipment	99,521	0.6%
Oil & Gas	96,502	0.6%
Health Care Providers & Services	96,215	0.6%
Hotels, Restaurants & Leisure	95,154	0.6%
Healthcare—Products	90,278	0.6%
Telecommunications	86,560	0.6%
Trading Companies & Distributors	85,159	0.5%
Textiles, Apparel & Luxury Goods	84,483	0.5%
Life Sciences Tools & Services	77,755	0.5%
Wireless Telecommunication Services	74,309	0.5%
Specialty Retail	71,807	0.5%
Entertainment	68,230	0.4%
Food Products	67,520	0.4%
Industrial Conglomerates	66,674	0.4%
Biotechnology	66,646	0.4%
Machinery	65,402	0.4%
Professional Services	60,874	0.4%
Building Products	57,953	0.4%
Electric	56,144	0.4%
Food	53,111	0.3%
Aerospace & Defense	52,837	0.3%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Industry	Investments at Value	Percentage of Net Assets
Tobacco	$50,156	0.3%
Automobiles	49,994	0.3%
Healthcare—Services	48,654	0.3%
Multi-Utilities	47,043	0.3%
Personal Products	46,541	0.3%
Household Durables	45,167	0.3%
Construction & Engineering	42,141	0.3%
Multiline Retail	31,642	0.2%
Consumer Finance	21,108	0.1%
Real Estate Management & Development	20,274	0.1%
Real Estate Investment Trusts	19,984	0.1%
Containers & Packaging	18,190	0.1%
Independent Power and Renewable Electricity Producers	18,114	0.1%
Airlines	16,910	0.1%
Distributors	16,655	0.1%
Gas Utilities	16,392	0.1%
Retail	16,231	0.1%
Mining	15,538	0.1%
Mortgage Real Estate Investment Trusts	12,200	0.1%
Construction Materials	10,535	0.1%
Agriculture	9,663	0.1%
Air Freight & Logistics	7,726	0.0%
Auto Components	6,728	0.0%
Auto Manufacturers	5,401	0.0%
Leisure Products	5,156	0.0%
Energy Equipment & Services	4,688	0.0%
Diversified Consumer Services	4,548	0.0%
Commercial Services & Supplies	3,881	0.0%
Exchange-Traded Funds*	3,192	0.0%
Short-Term Investments and Other Liabilities—Net	58,964	0.3%
	$15,953,229	100.0%

*  Each position is an Investment Company under the 1940 Act, as amended, and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	1	ASX SPI 200 Index	$114,415	$(310)
12/2019	2	Canadian Bond, 10 Year	215,686	(3,751)
12/2019	4	Euro-Bund	766,255	(20,825)
12/2019	1	Euro-OAT	187,794	(1,584)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	1	MSCI Emerging Markets Index	$52,070	$839
12/2019	2	Russell 2000 E-Mini Index	156,340	(2,065)
12/2019	1	S&P/TSX 60 Index	149,556	(2,045)
12/2019	2	TOPIX Index	309,010	14,724
12/2019	5	U.S. Treasury Long Bond	806,875	(22,688)
12/2019	1	U.S. Treasury Note, 2 Year	215,602	(370)
12/2019	15	U.S. Treasury Note, 10 Year	1,954,453	(17,548)
Total Long Positions			$4,928,056	$(55,623)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	4	Euro-Bund	$(766,255)	$20,780
12/2019	5	Euro STOXX 50 Index	(201,256)	(5,800)
12/2019	3	FTSE 100 Index	(281,583)	1,748
12/2019	2	MSCI EAFE Index	(195,720)	(10,538)
12/2019	5	MSCI Emerging Markets Index	(260,350)	(11,681)
12/2019	1	Nikkei 225 Index	(212,520)	(9,075)
12/2019	3	U.S. Treasury Long Bond	(484,125)	10,143
12/2019	7	U.S. Treasury Note, 5 Year	(834,422)	3,017
12/2019	1	U.S. Treasury Note, Ultra 10 Year	(142,109)	(1,250)
12/2019	1	U.S. Treasury Ultra Long Bond	(189,750)	3,172
Total Short Positions			$(3,568,090)	$516
Total Futures				$(55,107)

At October 31, 2019, the Fund had $265,262 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $24,933 to cover collateral requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $4,883,222 for long positions and $(3,145,967) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
50,231	AUD	33,959	USD	CITI	1/22/2020	$737
63,270	AUD	43,103	USD	CITI	1/22/2020	600

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,850,509	AUD	1,251,749	USD	GSI	1/22/2020	$26,448
33,074	AUD	22,737	USD	RBC	1/22/2020	108
161,797	AUD	109,451	USD	SG	1/22/2020	2,307
582,475	BRL	141,100	USD	GSI	1/22/2020	3,503
561,613	BRL	136,460	USD	GSI	1/22/2020	2,965
1,130,556	CAD	850,445	USD	CITI	1/22/2020	8,302
118,958	CAD	89,502	USD	CITI	1/22/2020	856
116,623	CAD	88,304	USD	CITI	1/22/2020	281
56,267	CAD	42,733	USD	CITI	1/22/2020	6
980,499	CAD	737,567	USD	SG	1/22/2020	7,200
44,233	USD	57,753	CAD	GSI	1/22/2020	365
56,449	USD	73,925	CAD	RBC	1/22/2020	297
227,475	CHF	231,171	USD	CITI	1/22/2020	888
43,269	CHF	44,088	USD	CITI	1/22/2020	53
670,750	CHF	682,701	USD	GSI	1/22/2020	1,567
9,914	CHF	10,106	USD	RBC	1/22/2020	8
264,005	CHF	268,178	USD	SSB	1/22/2020	1,148
2,913	USD	2,101,249	CLP	GSI	1/22/2020	74
935,093	CZK	39,876	USD	CITI	1/22/2020	1,048
69,579	CZK	2,968	USD	GSI	1/22/2020	77
1,506,295	CZK	64,306	USD	SSB	1/22/2020	1,618
58,628	EUR	65,511	USD	CITI	1/22/2020	241
126,448	EUR	139,960	USD	GSI	1/22/2020	1,853
35,595	EUR	39,429	USD	GSI	1/22/2020	491
17,835	EUR	19,876	USD	GSI	1/22/2020	126
1,561,358	EUR	1,728,164	USD	JPM	1/22/2020	22,911
73,099	EUR	80,858	USD	RBC	1/22/2020	1,123
9,179	EUR	10,158	USD	SG	1/22/2020	136
247,326	EUR	273,345	USD	SCB	1/22/2020	4,033
30,239	EUR	33,833	USD	SSB	1/22/2020	80
16,706	GBP	21,206	USD	GSI	1/22/2020	492
33,309	GBP	42,832	USD	GSI	1/22/2020	429
704,494	GBP	864,399	USD	JPM	1/22/2020	50,583
401,617	GBP	492,122	USD	RBC	1/22/2020	29,490
107,798	GBP	132,110	USD	SG	1/22/2020	7,896
9,937	GBP	12,816	USD	SCB	1/22/2020	90
19,191,079	HUF	63,433	USD	GSI	1/22/2020	1,996
4,515,393	JPY	41,949	USD	CITI	1/22/2020	88
5,671,452	JPY	52,527	USD	GSI	1/22/2020	273
893,122	JPY	8,297	USD	GSI	1/22/2020	18
4,239,572	JPY	39,291	USD	RBC	1/22/2020	178
6,141,934	JPY	56,729	USD	SSB	1/22/2020	451
4,696,736	JPY	43,458	USD	SSB	1/22/2020	267

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
258,077	USD	27,401,235	JPY	GSI	1/22/2020	$2,978
356,210	USD	37,803,640	JPY	JPM	1/22/2020	4,266
147,115	USD	15,617,632	JPY	SG	1/22/2020	1,719
65,014	USD	6,906,406	JPY	SSB	1/22/2020	717
2,167,079	MXN	109,046	USD	SSB	1/22/2020	2,285
40,855	USD	795,218	MXN	GSI	1/22/2020	1
91,177	NOK	9,907	USD	GSI	1/22/2020	13
449,700	USD	4,107,904	NOK	JPM	1/22/2020	2,776
261,044	USD	2,384,785	NOK	SCB	1/22/2020	1,589
32,595	USD	297,121	NOK	SSB	1/22/2020	269
16,127	USD	147,166	NOK	SSB	1/22/2020	116
45,184	USD	414,483	NOK	SSB	1/22/2020	90
1,550,470	NZD	981,448	USD	CITI	1/22/2020	14,042
83,899	NZD	53,337	USD	CITI	1/22/2020	531
1,056,621	NZD	669,285	USD	GSI	1/22/2020	9,126
28,909	NZD	18,351	USD	GSI	1/22/2020	210
39,414	NZD	25,041	USD	SCB	1/22/2020	265
24,340	USD	37,875	NZD	RBC	1/22/2020	22
248,983	PLN	63,205	USD	CITI	1/22/2020	2,000
400,019	SEK	40,988	USD	CITI	1/22/2020	632
437,030	SEK	45,219	USD	GSI	1/22/2020	252
5,285,243	SEK	537,732	USD	RBC	1/22/2020	12,173
2,668,861	SEK	271,415	USD	SCB	1/22/2020	6,268
549,559	SEK	57,035	USD	SCB	1/22/2020	144
15,158,534	SEK	1,544,488	USD	SSB	1/22/2020	32,687
42,209	USD	405,448	SEK	SSB	1/22/2020	24
123,483	TRY	20,526	USD	GSI	1/22/2020	621
119,700	TRY	19,862	USD	SSB	1/22/2020	636
87,223	USD	1,295,288	ZAR	GSI	1/22/2020	2,402
641,710	ZAR	41,580	USD	CITI	1/22/2020	442
329,912	ZAR	21,329	USD	GSI	1/22/2020	275
Total unrealized appreciation						$283,272
43,040	USD	62,351	AUD	CITI	1/22/2020	(27)
21,417	USD	31,176	AUD	CITI	1/22/2020	(117)
43,063	USD	62,777	AUD	GSI	1/22/2020	(299)
43,444	USD	63,537	AUD	GSI	1/22/2020	(443)
683,841	USD	1,011,074	AUD	JPM	1/22/2020	(14,535)
404,586	USD	598,287	AUD	RBC	1/22/2020	(8,668)
28,166	USD	41,148	AUD	SCB	1/22/2020	(256)
188,103	USD	278,275	AUD	SCB	1/22/2020	(4,109)
43,600	USD	63,686	AUD	SSB	1/22/2020	(390)
40,949	USD	60,563	AUD	SSB	1/22/2020	(884)
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
165,165	USD	243,954	AUD	SSB	1/22/2020	$(3,340)
8,323	USD	34,357	BRL	GSI	1/22/2020	(207)
39,259	USD	162,066	BRL	GSI	1/22/2020	(975)
39,898	CAD	30,518	USD	CITI	1/22/2020	(212)
625,926	USD	832,410	CAD	GSI	1/22/2020	(6,355)
399,530	USD	531,436	CAD	JPM	1/22/2020	(4,138)
415,316	USD	552,228	CAD	RBC	1/22/2020	(4,145)
47,139	USD	62,688	CAD	SCB	1/22/2020	(477)
552,136	USD	733,681	CAD	SSB	1/22/2020	(5,154)
14,283	USD	14,096	CHF	CITI	1/22/2020	(97)
43,158	USD	42,487	CHF	CITI	1/22/2020	(185)
26,571	USD	26,089	CHF	GSI	1/22/2020	(43)
36,350	USD	36,018	CHF	GSI	1/22/2020	(394)
12,612	USD	12,402	CHF	JPM	1/22/2020	(40)
581,162	USD	571,375	CHF	RBC	1/22/2020	(1,727)
743,615	USD	730,784	CHF	SG	1/22/2020	(1,896)
33,577	USD	33,201	CHF	SCB	1/22/2020	(293)
124,837	USD	122,836	CHF	SCB	1/22/2020	(474)
2,101,500	CLP	2,918	USD	CITI	1/22/2020	(78)
43,274	EUR	48,621	USD	CITI	1/22/2020	(89)
43,569	USD	39,252	EUR	CITI	1/22/2020	(452)
39,989	USD	36,150	EUR	CITI	1/22/2020	(554)
739,506	USD	669,297	EUR	CITI	1/22/2020	(11,116)
43,148	USD	38,501	EUR	GSI	1/22/2020	(31)
20,573	USD	18,389	EUR	GSI	1/22/2020	(51)
44,251	USD	39,869	EUR	GSI	1/22/2020	(463)
56,259	USD	50,371	EUR	SSB	1/22/2020	(233)
85,081	USD	76,707	EUR	SSB	1/22/2020	(946)
1,818,307	USD	1,642,643	EUR	SSB	1/22/2020	(23,930)
37,834	USD	29,303	GBP	CITI	1/22/2020	(224)
656,217	USD	535,705	GBP	CITI	1/22/2020	(39,546)
28,125	USD	22,730	GBP	GSI	1/22/2020	(1,397)
128,523	USD	104,860	GBP	GSI	1/22/2020	(7,668)
257,602	USD	210,303	GBP	SCB	1/22/2020	(15,535)
427,005	USD	346,714	GBP	SSB	1/22/2020	(23,300)
63,389	USD	19,194,228	HUF	CITI	1/22/2020	(2,051)
21,507	USD	6,497,706	HUF	SSB	1/22/2020	(646)
4,160,873	JPY	39,031	USD	CITI	1/22/2020	(294)
41,190,268	JPY	387,710	USD	CITI	1/22/2020	(4,237)
17,149,088	JPY	161,505	USD	RBC	1/22/2020	(1,851)
46,414,320	JPY	437,001	USD	SCB	1/22/2020	(4,894)
14,437,792	JPY	135,667	USD	SSB	1/22/2020	(1,254)
39,211	USD	4,246,583	JPY	GSI	1/22/2020	(323)
21,180	USD	25,272,725	KRW	GSI	1/22/2020	(455)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
21,432	USD	25,538,908	KRW	SSB	1/22/2020	$(430)
244,869	USD	4,860,902	MXN	CITI	1/22/2020	(4,854)
36,978	USD	735,630	MXN	GSI	1/22/2020	(814)
9,337,422	NOK	1,022,719	USD	CITI	1/22/2020	(6,843)
355,134	NOK	38,849	USD	GSI	1/22/2020	(211)
626,321	NOK	68,588	USD	GSI	1/22/2020	(447)
507,408	NOK	55,538	USD	RBC	1/22/2020	(334)
2,263,235	NOK	247,887	USD	RBC	1/22/2020	(1,656)
2,247,380	NOK	246,148	USD	SG	1/22/2020	(1,642)
35,387	USD	55,919	NZD	CITI	1/22/2020	(517)
119,480	USD	188,552	NZD	JPM	1/22/2020	(1,581)
217,076	USD	342,849	NZD	RBC	1/22/2020	(3,052)
491,330	USD	775,642	NZD	SG	1/22/2020	(6,676)
641,050	USD	1,012,909	NZD	SCB	1/22/2020	(9,295)
343,670	USD	542,679	NZD	SSB	1/22/2020	(4,760)
63,182	USD	248,969	PLN	GSI	1/22/2020	(2,019)
79,669	SEK	8,310	USD	RBC	1/22/2020	(20)
62,287	USD	603,470	SEK	CITI	1/22/2020	(502)
982,281	USD	9,654,353	SEK	CITI	1/22/2020	(22,209)
1,061,967	USD	10,432,035	SEK	GSI	1/22/2020	(23,437)
84,798	USD	833,508	SEK	JPM	1/22/2020	(1,925)
101,063	USD	993,096	SEK	SG	1/22/2020	(2,264)
11,231	USD	110,397	SEK	SSB	1/22/2020	(255)
20,873	USD	320,908	ZAR	SSB	1/22/2020	(141)
644,238	ZAR	42,865	USD	GSI	1/22/2020	(677)
Total unrealized depreciation						$(298,059)
Total net unrealized depreciation						$(14,787)

For the year ended October 31, 2019, the Fund's investments in forward contracts had an average notional value of $45,926,881.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2019, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps—Long(b)

Counterparty	Reference Entity	Effective Variable Rate(d)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBJICY	0.11%	0.20%	3M JPY LIBOR	T/3M	9/28/2020	$5,968
GSI	GSCBNBEU	(0.48)%	(0.05)%	3M EURIBOR	T/3M	5/23/2020	6,770
GSI	GSCBNBEU	(0.63)%	(0.20)%	3M EURIBOR	T/3M	5/23/2020	2,287
Total							$15,025

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

(a)  The following tables represent required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBJICY
Hitachi Metals Ltd.	779	JPY	616,725	$202	3.4%
Ebara Corp.	329		615,777	202	3.4%
IHI Corp.	391		611,650	200	3.4%
JGC Holdings Corp.	664		608,694	199	3.3%
THK Co Ltd.	333		608,196	199	3.3%
FANUC Corp.	48		597,560	196	3.3%
Toshiba Corp.	278		596,322	195	3.3%
Omron Corp.	160		591,909	194	3.2%
Kawasaki Heavy Industries Ltd.	385		584,415	191	3.2%
NGK Insulators Ltd.	598		579,328	190	3.2%
Yaskawa Electric Corp.	239		578,642	189	3.2%
Amada Holdings Co Ltd.	803		577,265	189	3.2%
SMC Corp./Japan	21		575,564	188	3.2%
Hitachi Construction Machinery Co Ltd.	352		575,455	188	3.2%
Mitsubishi Electric Corp.	635		572,078	187	3.1%
NTN Corp.	2,912		571,197	187	3.1%
Nippon Steel Corp.	620		570,932	187	3.1%
Nabtesco Corp.	281		568,418	186	3.1%
JFE Holdings, Inc.	713		563,936	185	3.1%
Kajima Corp.	650		562,887	184	3.1%
Sumitomo Heavy Industries Ltd.	283		556,392	182	3.0%
Keyence Corp.	14		555,470	182	3.0%
Obayashi Corp.	856		554,532	182	3.0%
Maruichi Steel Tube Ltd.	321		553,107	181	3.0%
Komatsu Ltd.	371		549,382	180	3.0%
Taisei Corp.	221		548,758	180	3.0%
Shimizu Corp.	930		545,641	179	3.0%
Kobe Steel Ltd.	1,599		543,807	178	3.0%
Yokogawa Electric Corp.	466		538,915	176	2.9%
Hitachi Ltd.	228		537,075	176	2.9%
Mitsubishi Heavy Industries Ltd.	211		535,898	175	2.9%
Kinden Corp.	563		532,667	174	2.9%
		JPY	18,278,594	$5,983
Accrued Net Interest Receivable/(Payable)				(15)
				$5,968

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU
CNH Industrial NV	24	EUR	1,882	$160	2.4%
Ferrovial SA	9		1,848	157	2.3%
OMV AG	5		1,825	155	2.3%
Fiat Chrysler Automobiles NV	17		1,819	155	2.3%
RWE AG	8		1,807	154	2.3%
Volkswagen AG	1		1,785	152	2.3%
Engie SA	15		1,783	152	2.3%
Merck KGaA	2		1,780	151	2.2%
Hannover Rueck SE	1		1,777	151	2.2%
Intesa Sanpaolo SpA	99		1,765	150	2.2%
Veolia Environnement SA	10		1,765	150	2.2%
Edenred	5		1,759	149	2.2%
Porsche Automobil Holding SE	3		1,747	148	2.2%
Ageas	4		1,725	147	2.2%
Solvay SA	2		1,723	146	2.2%
AP Moller—Maersk A/S	—		1,698	144	2.1%
Assicurazioni Generali SpA	12		1,697	144	2.1%
UniCredit SpA	19		1,678	143	2.1%
Fortum Oyj	10		1,669	142	2.1%
Daimler AG	4		1,663	141	2.1%
Credit Agricole SA	18		1,633	139	2.1%
Bayerische Motoren Werke AG	3		1,631	139	2.1%
Akzo Nobel NV	3		1,619	138	2.1%
Endesa SA	8		1,607	137	2.0%
Koninklijke DSM NV	2		1,600	136	2.0%
ING Groep NV	20		1,562	133	2.0%
Koninklijke KPN NV	70		1,547	131	2.0%
Societe Generale SA	8		1,543	131	2.0%
Brenntag AG	4		1,514	129	1.9%
Galp Energia SGPS SA	13		1,513	128	1.9%
Repsol SA	13		1,507	128	1.9%
Deutsche Bank AG	29		1,507	128	1.9%
Erste Group Bank AG	6		1,482	126	1.9%
HeidelbergCement AG	3		1,471	125	1.9%
Atos SE	3		1,464	124	1.9%
ACS Actividades de Construccion y Servic	5		1,457	124	1.8%
Sodexo SA	2		1,448	123	1.8%
Telefonica SA	26		1,430	121	1.8%
NN Group NV	5		1,418	121	1.8%
Banco Bilbao Vizcaya Argentaria SA	38		1,415	120	1.8%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU (cont'd)
Aegon NV	46	EUR	1,406	$119	1.8%
CaixaBank SA	69		1,396	119	1.8%
ArcelorMittal	13		1,395	118	1.8%
Red Electrica Corp. SA	10		1,377	117	1.7%
Naturgy Energy Group SA	7		1,373	117	1.7%
Renault SA	4		1,365	116	1.7%
Carrefour SA	11		1,363	116	1.7%
Banco Santander SA	47		1,339	114	1.7%
ABN AMRO Bank NV	10		1,337	114	1.7%
Electricite de France SA	16		1,153	98	1.5%
		EUR	79,067	$6,720
Accrued Net Interest Receivable/(Payable)				50
				$6,770
Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU
CNH Industrial NV	11	EUR	882	$54	2.4%
Ferrovial SA	4		866	53	2.3%
OMV AG	2		855	52	2.3%
Fiat Chrysler Automobiles NV	8		852	52	2.3%
RWE AG	4		846	52	2.3%
Volkswagen AG	1		836	51	2.3%
Engie SA	7		835	51	2.3%
Merck KGaA	1		834	51	2.2%
Hannover Rueck SE	1		833	51	2.2%
Intesa Sanpaolo SpA	47		827	50	2.2%
Veolia Environnement SA	4		827	50	2.2%
Edenred	2		824	50	2.2%
Porsche Automobil Holding SE	2		819	50	2.2%
Ageas	2		808	49	2.2%
Solvay SA	1		807	49	2.2%
AP Moller—Maersk A/S	—		795	48	2.1%
Assicurazioni Generali SpA	6		795	48	2.1%
UniCredit SpA	9		786	48	2.1%
Fortum Oyj	5		782	48	2.1%
Daimler AG	2		779	47	2.1%
Credit Agricole SA	8		765	47	2.1%
Bayerische Motoren Werke AG	1		764	46	2.1%
Akzo Nobel NV	1		759	46	2.1%
Endesa SA	4		753	46	2.0%
Koninklijke DSM NV	1	EUR	750	$46	2.0%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU (cont'd)
ING Groep NV	9		732	45	2.0%
Koninklijke KPN NV	33		725	44	2.0%
Societe Generale SA	4		723	44	2.0%
Brenntag AG	2		709	43	1.9%
Galp Energia SGPS SA	6		709	43	1.9%
Repsol SA	6		706	43	1.9%
Deutsche Bank AG	14		706	43	1.9%
Erste Group Bank AG	3		694	42	1.9%
HeidelbergCement AG	1		689	42	1.9%
Atos SE	1		686	42	1.9%
ACS Actividades de Construccion y Servic	2		683	42	1.8%
Sodexo SA	1		678	41	1.8%
Telefonica SA	12		670	41	1.8%
NN Group NV	2		665	40	1.8%
Banco Bilbao Vizcaya Argentaria SA	18		663	40	1.8%
Aegon NV	22		659	40	1.8%
CaixaBank SA	32		654	40	1.8%
ArcelorMittal	6		653	40	1.8%
Red Electrica Corp SA	5		645	39	1.7%
Naturgy Energy Group SA	3		643	39	1.7%
Renault SA	2		640	39	1.7%
Carrefour SA	5		639	39	1.7%
Banco Santander SA	22		627	38	1.7%
ABN AMRO Bank NV	5		626	38	1.7%
Electricite de France SA	7		540	33	1.5%
		EUR	37,043	$2,255
Accrued Net Interest Receivable/(Payable)				32
				$2,287
Total Return Basket Swaps, at Value				$15,025

Over-the-counter total return basket swaps—Short(c)

Counterparty	Reference Entity	Effective Variable Rate(d)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
JPM	JPNBEDFN	(0.57)%	(0.15)%	3M EURIBOR	3M/T	5/22/2020	$(4,888)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBEDFN
Merck KGaA	(8)	EUR	(2,573)	(111)	2.3%
Novo Nordisk A/S	(17)		(2,561)	(111)	2.3%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBEDFN (cont'd)
Sanofi	(10)	EUR	(2,488)	(107)	2.2%
Munich Re	(3)		(2,476)	(107)	2.2%
Legrand SA	(11)		(2,458)	(106)	2.2%
MTU Aero Engines AG	(3)		(2,443)	(106)	2.2%
Koninklijke Ahold Delhaize NV	(36)		(2,440)	(105)	2.2%
Deutsche Boerse AG	(6)		(2,424)	(105)	2.2%
Endesa SA	(32)		(2,399)	(104)	2.1%
Iberdrola SA	(84)		(2,389)	(103)	2.1%
Enel SpA	(111)		(2,376)	(103)	2.1%
Air Liquide SA	(6)		(2,364)	(102)	2.1%
Henkel AG & Co KGaA	(8)		(2,348)	(101)	2.1%
KBC Group NV	(12)		(2,345)	(101)	2.1%
Neste Oyj	(24)		(2,342)	(101)	2.1%
Pernod Ricard SA	(4)		(2,338)	(101)	2.1%
L'Oreal SA	(3)		(2,323)	(100)	2.1%
Bayerische Motoren Werke AG	(11)		(2,291)	(99)	2.0%
Terna Rete Elettrica Nazionale SpA	(126)		(2,285)	(99)	2.0%
Red Electrica Corp. SA	(41)		(2,276)	(98)	2.0%
Hermes International	(1)		(2,267)	(98)	2.0%
UCB SA	(10)		(2,266)	(98)	2.0%
Coloplast A/S	(7)		(2,260)	(98)	2.0%
Wolters Kluwer NV	(11)		(2,255)	(97)	2.0%
Continental AG	(6)		(2,254)	(97)	2.0%
Industria de Diseno Textil SA	(26)		(2,251)	(97)	2.0%
Kerry Group PLC	(7)		(2,247)	(97)	2.0%
Allianz SE	(3)		(2,237)	(97)	2.0%
LVMH Moet Hennessy Louis Vuitton SE	(2)		(2,236)	(97)	2.0%
AXA SA	(31)		(2,222)	(96)	2.0%
Airbus SE	(6)		(2,209)	(95)	2.0%
adidas AG	(3)		(2,208)	(95)	2.0%
Snam SpA	(155)		(2,190)	(95)	2.0%
Kering SA	(1)		(2,180)	(94)	1.9%
Unilever NV	(13)		(2,179)	(94)	1.9%
Danone SA	(10)		(2,178)	(94)	1.9%
Michelin	(7)		(2,174)	(94)	1.9%
Dassault Systemes SE	(5)		(2,170)	(94)	1.9%
ING Groep NV	(70)		(2,170)	(94)	1.9%
E.ON SE	(77)		(2,135)	(92)	1.9%
Sodexo SA	(7)		(2,134)	(92)	1.9%
Orsted A/S	(9)		(2,121)	(92)	1.9%
TOTAL SA	(14)		(2,091)	(90)	1.9%
Aena SME SA	(4)		(2,089)	(90)	1.9%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBEDFN (cont'd)
Vestas Wind Systems A/S	(9)		(2,069)	(89)	1.8%
Heineken NV	(7)	EUR	(2,048)	(88)	1.8%
Amadeus IT Group SA	(10)		(2,035)	(88)	1.8%
Sampo Oyj	(17)		(1,949)	(84)	1.7%
Thales SA	(7)		(1,866)	(81)	1.7%
Publicis Groupe SA	(15)		(1,775)	(77)	1.6%
Other securities	(2)		(35)	(2)	0.0%
		EUR	(112,439)	$(4,856)
Accrued Net Interest Receivable/(Payable)				(32)
Total Return Basket Swaps, at Value				$(4,888)

(b)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(d)  Effective rate at October 31, 2019.

Total return swap contracts ("total return swaps")

At October 31, 2019 the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	CSI 300 Net Return Index	CNY	193,990	2/19/2020	0.44%	(3.00)%	6M CNH HIBOR	T/6M(d)	$710	$(24)	$686
JPM	CSI 300 Net Return Index	CNY	58,095	2/19/2020	0.66%	(2.50)%	6M CNH HIBOR	T/6M(d)	71	(3)	68
CITI	S&P 500 Financials Sector Total Return Index	USD	110,955	4/24/2020	2.20%	0.20%	3M USD LIBOR	T/3M	4,896	(109)	4,787
CITI	S&P 500 Equal Weighted Consumer Staples Sector Total Return Index	USD	156,092	8/14/2020	2.17%	0.17%	3M USD LIBOR	T/3M	$6,950	$(152)	$6,798

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	S&P 500 Equal Weighted Industrials USD Total Return Index	USD	163,682	8/14/2020	2.15%	0.15%	3M USD LIBOR	T/3M	15,168	(150)	15,018	(e)
CITI	S&P 500 Equal Weighted Materials USD Total Return Index	USD	158,244	8/14/2020	2.14%	0.14%	3M USD LIBOR	T/3M	8,664	(150)	8,514
CITI	S&P 500 Equal Weighted Utilities Sector Total Return Index	USD	160,644	8/14/2020	2.10%	0.10%	3M USD LIBOR	T/3M	9,961	(148)	9,813	(f)
Total									$46,420	$(736)	$45,684

Over-the-counter total return swaps—Short(b)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	S&P 500 Utilities Sector Total Return Index	USD	(86,550)	4/29/2020	1.95%	(0.05)%	3M USD LIBOR	3M/T	$(5,252)	$74	$(5,178)
CITI	S&P 500 Consumer Staples Sector Total Return Index	USD	(157,069)	8/14/2020	2.10%	0.10%	3M USD LIBOR	3M/T	(7,187)	148	(7,039)
CITI	S&P 500 Industrial Sector Total Return Index	USD	(159,179)	8/14/2020	2.08%	0.08%	3M USD LIBOR	3M/T	(12,036)	143	(11,893	)(g)
CITI	S&P 500 Materials Sector Total Return Index	USD	(154,514)	8/14/2020	2.07%	0.07%	3M USD LIBOR	3M/T	(7,635)	143	(7,492)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	S&P 500 Utilities Total Return Index	USD	(161,618)	8/14/2020	1.95%	(0.05)%	3M USD LIBOR	3M/T	(11,235)	137	(11,098	)(h)
GSI	MSCI US REIT Total Return Index	USD	(81,024)	10/8/2020	2.10%	0.10%	3M USD LIBOR	3M/T	(1,459)	78	(1,381)
Total									$(44,804)	$723	$(44,081)

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity.

(c)  Effective rate at October 31, 2019.

(d)  Payment in CNH.

(e)  The following table represents required component disclosures associated with the S&P 500 Equal Weighted Industrials USD Total Return Index swap as of October 31, 2019:

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
Allegion PLC	—	1.6%	$248
Quanta Services, Inc.	1	1.6%	241
Rollins, Inc.	1	1.6%	241
Fortune Brands Home & Security, Inc.	—	1.6%	241
Pentair plc	1	1.6%	239
Cintas Corporation	—	1.6%	238
Masco Corporation	1	1.5%	234
Emerson Electric Co.	—	1.5%	234
General Electric Company	3	1.5%	233
Fastenal Company	1	1.5%	233
Raytheon Company	—	1.5%	233
PACCAR Inc.	—	1.5%	232
Kansas City Southern	—	1.5%	231
Illinois Tool Works Inc.	—	1.5%	230
Alaska Air Group, Inc.	—	1.5%	230
Deere & Company	—	1.5%	230
W.W. Grainger, Inc.	—	1.5%	228
Cummins Inc.	—	1.5%	228

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
Dover Corporation	—	1.5%	$228
United Technologies Corporation	—	1.5%	227
United Rentals, Inc.	—	1.5%	226
Stanley Black & Decker, Inc.	—	1.5%	226
Huntington Ingalls Industries, Inc.	—	1.5%	226
IHS Markit Ltd.	—	1.5%	225
Rockwell Automation, Inc.	—	1.5%	225
Caterpillar Inc.	—	1.5%	225
Honeywell International Inc.	—	1.5%	225
Republic Services, Inc.	—	1.5%	224
Jacobs Engineering Group Inc.	—	1.5%	224
J.B. Hunt Transport Services, Inc.	—	1.5%	223
Ingersoll-Rand Plc	—	1.5%	223
Arconic, Inc.	1	1.5%	221
TransDigm Group Incorporated	—	1.5%	221
AMETEK, Inc.	—	1.5%	221
Copart, Inc.	—	1.5%	221
Robert Half International Inc.	—	1.5%	220
Parker-Hannifin Corporation	—	1.4%	220
Flowserve Corporation	1	1.4%	220
Southwest Airlines Co.	—	1.4%	220
American Airlines Group, Inc.	1	1.4%	219
Waste Management, Inc.	—	1.4%	219
Snap-on Incorporated	—	1.4%	219
Norfolk Southern Corporation	—	1.4%	218
Eaton Corp. Plc	—	1.4%	218
L3Harris Technologies Inc.	—	1.4%	217
United Airlines Holdings, Inc.	—	1.4%	217
A. O. Smith Corporation	—	1.4%	216
Fortive Corp.	—	1.4%	215
Johnson Controls International plc	1	1.4%	215
Lockheed Martin Corporation	—	1.4%	214

(f)  The following table represents required component disclosures associated with the S&P 500 Equal Weighted Utilities Sector Total Return Index swap as of October 31, 2019:

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
NextEra Energy, Inc.	—	3.8%	$380
PPL Corporation	2	3.8%	378
AES Corporation	3	3.8%	376
Entergy Corporation	—	3.7%	373
Dominion Energy Inc.	1	3.7%	366
CMS Energy Corporation	1	3.7%	364
NRG Energy, Inc.	1	3.7%	363
Southern Company	1	3.7%	363

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
Public Service Enterprise Group Inc.	1	3.6%	$363
WEC Energy Group Inc.	1	3.6%	361
Alliant Energy Corp	1	3.6%	360
American Electric Power Company, Inc.	1	3.6%	359
Consolidated Edison, Inc.	1	3.6%	358
Atmos Energy Corporation	—	3.6%	357
FirstEnergy Corp.	1	3.6%	356
Sempra Energy	—	3.6%	356
American Water Works Company, Inc.	—	3.5%	354
Eversource Energy	1	3.5%	354
Xcel Energy Inc.	1	3.5%	354
Ameren Corporation	1	3.5%	354
Pinnacle West Capital Corporation	1	3.5%	353
Duke Energy Corporation	1	3.5%	350
Evergy, Inc.	1	3.5%	347
DTE Energy Company	—	3.5%	346
CenterPoint Energy, Inc.	2	3.4%	339
NiSource Inc.	2	3.4%	337
Exelon Corporation	1	3.4%	335
Edison International	1	3.1%	305

(g)  The following table represents required component disclosures associated with the S&P 500 Industrial Sector Total Return Index swap as of October 31, 2019:

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
Boeing Company	(3)	7.8%	$(938)
Honeywell International Inc.	(4)	5.3%	(642)
Union Pacific Corporation	(4)	5.0%	(602)
United Technologies Corporation	(4)	5.0%	(601)
3M Company	(3)	4.1%	(490)
Lockheed Martin Corporation	(1)	4.0%	(483)
General Electric Company	(46)	3.7%	(450)
United Parcel Service, Inc. Class B	(4)	3.4%	(415)
Caterpillar Inc.	(3)	3.3%	(400)
Raytheon Company	(1)	2.5%	(305)
CSX Corporation	(4)	2.4%	(290)
Northrop Grumman Corporation	(1)	2.4%	(286)
Deere & Company	(2)	2.4%	(283)
Illinois Tool Works Inc.	(2)	2.1%	(256)
Norfolk Southern Corporation	(1)	2.1%	(247)
L3Harris Technologies Inc.	(1)	2.0%	(238)
Waste Management, Inc.	(2)	1.9%	(226)
Emerson Electric Co.	(3)	1.9%	(223)
General Dynamics Corporation	(1)	1.8%	(214)
FedEx Corporation	(1)	1.6%	(189)
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
Eaton Corp. Plc	(2)	1.6%	$(189)
Roper Technologies, Inc.	(1)	1.5%	(181)
Johnson Controls International plc	(4)	1.5%	(178)
Delta Air Lines, Inc.	(3)	1.4%	(165)
Ingersoll-Rand Plc	(1)	1.3%	(158)
IHS Markit Ltd.	(2)	1.2%	(145)
Cummins Inc.	(1)	1.2%	(140)
Southwest Airlines Co.	(3)	1.2%	(140)
PACCAR Inc.	(2)	1.1%	(136)
TransDigm Group Incorporated	—	1.1%	(135)
Verisk Analytics Inc.	(1)	1.0%	(122)
Parker-Hannifin Corporation	(1)	1.0%	(122)
Stanley Black & Decker, Inc.	(1)	1.0%	(119)
Cintas Corporation	—	1.0%	(115)
AMETEK, Inc.	(1)	0.9%	(108)
Fastenal Company	(3)	0.9%	(106)
Fortive Corp.	(2)	0.9%	(105)
Rockwell Automation, Inc.	(1)	0.9%	(104)
United Airlines Holdings, Inc.	(1)	0.9%	(104)
Republic Services, Inc.	(1)	0.8%	(96)
Copart, Inc.	(1)	0.7%	(86)
Equifax Inc.	(1)	0.7%	(85)
Dover Corporation	(1)	0.6%	(78)
Kansas City Southern	(1)	0.6%	(73)
Xylem Inc.	(1)	0.6%	(71)
W.W. Grainger, Inc.	—	0.6%	(70)
Masco Corporation	(2)	0.6%	(69)
Jacobs Engineering Group Inc.	(1)	0.5%	(65)
Westinghouse Air Brake Technologies Corporation	(1)	0.5%	(65)
Expeditors International of Washington, Inc.	(1)	0.5%	(64)

(h)  The following table represents required component disclosures associated with the S&P 500 Utilities Total Return Index swap as of October 31, 2019:

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
NextEra Energy, Inc.	(7)	13.2%	$(1,488)
Duke Energy Corporation	(11)	7.8%	(877)
Dominion Energy Inc.	(12)	7.7%	(867)
Southern Company	(16)	7.4%	(836)
American Electric Power Company, Inc.	(7)	5.3%	(595)
Exelon Corporation	(15)	5.0%	(564)
Sempra Energy	(4)	4.5%	(507)
Xcel Energy Inc.	(8)	3.9%	(425)
Public Service Enterprise Group Inc.	(8)	3.6%	(409)
Consolidated Edison, Inc.	(5)	3.5%	(391)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Description	Index Shares	Component Weighting	Unrealized Appreciation/ (Depreciation)
WEC Energy Group Inc.	(5)	3.5%	$(380)
Eversource Energy	(5)	3.1%	(346)
FirstEnergy Corp.	(8)	3.0%	(333)
PPL Corporation	(11)	2.7%	(309)
Entergy Corporation	(3)	2.7%	(308)
DTE Energy Company	(3)	2.6%	(298)
Edison International	(5)	2.6%	(288)
American Water Works Company, Inc.	(3)	2.5%	(284)
Ameren Corporation	(4)	2.2%	(244)
CMS Energy Corporation	(4)	2.1%	(232)
Evergy, Inc.	(3)	1.7%	(192)
CenterPoint Energy, Inc.	(8)	1.7%	(186)
Atmos Energy Corporation	(2)	1.5%	(170)
Alliant Energy Corp	(4)	1.4%	(162)
AES Corporation	(10)	1.3%	(145)
Pinnacle West Capital Corporation	(2)	1.2%	(135)
NiSource Inc.	(6)	1.2%	(134)
NRG Energy, Inc.	(4)	1.1%	(130)

For the year ended October 31, 2019, the average notional value of total return basket swaps and total return swaps for the Fund was $476,936 for long positions and $(443,923) for short positions.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Purchased option contracts ("options purchased")

At October 31, 2019, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	8	$243,008	$325	11/6/2019	$—	(a)(b)
S&P 500 Mini Index	15	455,640	330	11/6/2019	—	(a)(b)
S&P 500 Mini Index	16	486,016	330	11/13/2019	—	(a)(b)
S&P 500 Mini Index	8	243,008	335	11/13/2019	16
S&P 500 Mini Index	9	273,384	335	11/20/2019	18
S&P 500 Mini Index	7	212,632	330	11/20/2019	—	(a)(b)
S&P 500 Mini Index	7	212,632	335	11/27/2019	21
Total calls					$55
Puts
Index
S&P 500 Mini Index	9	$273,384	$265	11/6/2019	$—	(a)(b)
S&P 500 Mini Index	16	486,016	270	11/6/2019	—	(a)(b)
S&P 500 Mini Index	8	243,008	274	11/13/2019	52
S&P 500 Mini Index	16	486,016	270	11/13/2019	72
S&P 500 Mini Index	9	273,384	274	11/20/2019	144
S&P 500 Mini Index	7	212,632	270	11/20/2019	84
S&P 500 Mini Index	7	212,632	274	11/27/2019	182
Total puts					$534
Total options purchased (cost $1,540)					$589

(a)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	8	$(243,008)	$299	11/6/2019	$(4,152)
S&P 500 Mini Index	15	(455,640)	305	11/6/2019	(1,230)
S&P 500 Mini Index	16	(486,016)	306	11/13/2019	(1,752)
S&P 500 Mini Index	8	(243,008)	309	11/13/2019	(284)
S&P 500 Mini Index	7	(212,632)	306	11/20/2019	(1,204)
S&P 500 Mini Index	9	(273,384)	310	11/20/2019	(504)
S&P 500 Mini Index	7	(212,632)	310	11/27/2019	(606)
Total calls					$(9,732)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Mini Index	9	$(273,384)	$287	11/6/2019	$(32)
S&P 500 Mini Index	8	(243,008)	294	11/6/2019	(76)
S&P 500 Mini Index	8	(243,008)	295	11/6/2019	(100)
S&P 500 Mini Index	8	(243,008)	294	11/13/2019	(376)
S&P 500 Mini Index	8	(243,008)	299	11/13/2019	(800)
S&P 500 Mini Index	8	(243,008)	295	11/13/2019	(436)
S&P 500 Mini Index	7	(212,632)	294	11/20/2019	(679)
S&P 500 Mini Index	9	(273,384)	299	11/20/2019	(1,525)
S&P 500 Mini Index	7	(212,632)	298	11/27/2019	(1,417)
Total puts					$(5,441)
Total options written (premium received $20,061)					$(15,173)

At October 31, 2019, the Fund had securities pledged in the amount of $623,704 to cover collateral requirements for options written. For the year ended October 31, 2019, the Fund had an average market value of $1,063 in options purchased and $(27,505) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks(a)	$6,088,100	$—	$—	$6,088,100
U.S. Treasury Obligations	—	1,186,750	—	1,186,750
U.S. Government Agency Securities	—	115,459	—	115,459
Mortgage-Backed Securities(a)	—	1,453,875	—	1,453,875
Corporate Bonds(a)	—	1,419,797	—	1,419,797
Asset-Backed Securities	—	386,101	—	386,101
Exchange-Traded Funds	3,192	—	—	3,192
Investment Companies	—	5,240,991	—	5,240,991
Options Purchased(b)	589	—	—	589
Short-Term Investments	—	1,120,035	—	1,120,035
Total Investments	$6,091,881	$10,923,008	$—	$17,014,889

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities (000's omitted)
Options Purchased(d) Index	$—	$—	$—	$(1)	$1	$—	$—	$—	$—	$(1)
Total	$—	$—	$—	$(1)	$1	$—	$—	$—	$—	$(1)

(d)  As of the year ended October 31, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$54,423	$—	$—	$54,423
Liabilities	(109,530)	—	—	(109,530)
Forward Contracts(a)
Assets	—	283,272	—	283,272
Liabilities	—	(298,059)	—	(298,059)
Swaps
Assets	—	60,709	—	60,709
Liabilities	—	(48,969)	—	(48,969)
Options Written
Liabilities	(15,173)	—	—	(15,173)
Total	$(70,280)	$(3,047)	$—	$(73,327)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^   A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ October 31, 2019

NUMBER OF SHARES		VALUE
Long Positions 97.2%
Common Stocks 78.8%
Aerospace & Defense 1.6%
48,700	Boeing Co.	$16,553,617
106,300	General Dynamics Corp.	18,793,840
		35,347,457
Airlines 1.1%
461,000	Delta Air Lines, Inc.	25,391,880
Banks 1.4%
254,000	JPMorgan Chase & Co.	31,729,680
Biotechnology 1.6%
463,700	Gilead Sciences, Inc.	29,542,327
355,500	Moderna, Inc.	5,954,625	*(a)
		35,496,952
Capital Markets 7.7%
57,000	BlackRock, Inc.	26,316,900
638,000	Blackstone Group, Inc. Class A	33,916,080
1,028,100	Brookfield Asset Management, Inc. Class A	56,802,525
121,400	CME Group, Inc.	24,978,050
61,100	S&P Global, Inc.	15,763,189
333,200	Tradeweb Markets, Inc. Class A	13,911,100
		171,687,844
Chemicals 2.6%
601,120	Ashland Global Holdings, Inc.	46,508,654
409,200	Axalta Coating Systems Ltd.	12,067,308	*
		58,575,962
Commercial Services 1.0%
2,158,660	LegalZoom.com, Inc.	21,259,563	*(b)(c)(s)
Diversified Consumer Services 1.1%
1,493,720	OneSpaWorld Holdings Ltd.	23,227,346	*
Diversified Financial Services 1.0%
2,413,600	FGL Holdings	21,794,808
Electric Utilities 1.9%
177,000	NextEra Energy, Inc.	42,186,180
Electronic Equipment, Instruments & Components 2.0%
143,400	Amphenol Corp. Class A	14,387,322
230,100	CDW Corp.	29,432,091
		43,819,413
Energy Equipment & Services 0.4%
264,907	Cactus, Inc. Class A	7,873,036	*
Entertainment 3.1%
620,000	Activision Blizzard, Inc.	34,738,600
237,600	Spotify Technology SA	34,285,680	*
		69,024,280
NUMBER OF SHARES		VALUE
Food & Staples Retailing 1.8%
23,000	Costco Wholesale Corp.	$6,833,530
285,600	Walmart, Inc.	33,489,456
		40,322,986
Food Products 0.9%
528,400	Conagra Brands, Inc.	14,293,220
126,400	Mondelez International, Inc. Class A	6,629,680
		20,922,900
Health Care Equipment & Supplies 1.7%
415,700	AxoGen, Inc.	5,169,229	*
271,100	Medtronic PLC	29,522,790
325,800	SmileDirectClub, Inc.	3,810,231	*
		38,502,250
Health Care Providers & Services 2.8%
248,000	CVS Health Corp.	16,464,720
78,100	Humana, Inc.	22,977,020
34,800	Magellan Health, Inc.	2,258,520	*
77,800	UnitedHealth Group, Inc.	19,660,060
		61,360,320
Holding Companies—Diversified 1.0%
602,800	Act II Global Acquisition Corp.	6,118,420	*(d)
988,100	Collier Creek Holdings	10,612,194	*
515,207	Thunder Bridge Acquisition II Ltd.	5,121,158	*(c)(s)
		21,851,772
Hotels, Restaurants & Leisure 2.9%
44,600	Marriott International, Inc. Class A	5,644,130
242,700	McDonald's Corp.	47,739,090
350,000	MGM Resorts International	9,975,000
		63,358,220
Interactive Media & Services 4.6%
48,600	Alphabet, Inc. Class A	61,177,680	*
213,700	Facebook, Inc. Class A	40,955,605	*
		102,133,285
Internet & Direct Marketing Retail 4.1%
21,600	Amazon.com, Inc.	38,375,856	*
470,000	Chewy, Inc. Class A	11,594,900	*(e)
294,100	Expedia Group, Inc.	40,191,706
		90,162,462
IT Services 5.1%
658,071	Druva Technologies Pte. Ltd. Ser.4 Preference Shares	3,429,998	*(b)(c)(s)
67,900	PayPal Holdings, Inc.	7,068,390	*(e)
2,287,305	Repay Pipe	30,604,141	*(c)(s)
254,400	Visa, Inc. Class A	45,501,984	(f)
143,800	WEX, Inc.	27,204,084	*
		113,808,597

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Leisure Products 0.1%
80,000	Peloton Interactive, Inc. Class A	$1,909,600	*(a)
Machinery 0.6%
1,381,900	Gates Industrial Corp. PLC	13,819,000	*
Multi-Utilities 2.7%
748,200	Brookfield Infrastructure Partners LP	37,537,194
186,800	Dominion Energy, Inc.	15,420,340
47,700	Sempra Energy	6,893,127
		59,850,661
Oil, Gas & Consumable Fuels 1.6%
788,400	Enbridge, Inc.	28,705,644
481,600	EQT Corp.	5,172,384
329	Venture Global LNG, Inc. Ser. C	2,303,000	*(b)(c)(s)
		36,181,028
Pharmaceuticals 0.7%
125,200	Johnson & Johnson	16,531,408
Professional Services 4.4%
264,400	Equifax, Inc.	36,146,124
763,209	IHS Markit Ltd.	53,439,894	*
63,200	Verisk Analytics, Inc.	9,145,040
		98,731,058
Road & Rail 1.2%
178,400	CSX Corp.	12,536,168
82,200	Union Pacific Corp.	13,600,812
		26,136,980
Semiconductors & Semiconductor Equipment 0.5%
45,800	ASML Holding NV	11,998,226
Software 3.6%
282,300	Microsoft Corp.	40,473,351
694,700	SailPoint Technologies Holding, Inc.	13,449,392	*
105,900	salesforce.com, Inc.	16,572,291	*
38,100	ServiceNow, Inc.	9,420,606	*
		79,915,640
NUMBER OF SHARES		VALUE
Specialty Retail 4.0%
117,500	Asbury Automotive	$12,117,775 Group, Inc.	*
59,300	Home Depot, Inc.	13,910,594
888,400	Hudson Ltd. Class A	11,033,928	*
313,300	Lowe's Cos., Inc.	34,967,413
3,083,200	Party City Holdco, Inc.	17,327,584	*
		89,357,294
Technology Hardware, Storage & Peripherals 1.8%
160,200	Apple, Inc.	39,851,352
Textiles, Apparel & Luxury Goods 1.5%
307,200	NIKE, Inc. Class B	27,509,760
75,800	PVH Corp.	6,606,728
		34,116,488
Tobacco 0.5%
132,600	Philip Morris International, Inc.	10,798,944
Trading Companies & Distributors 3.7%
984,000	HD Supply Holdings, Inc.	38,907,360	*(f)
2,058,800	Univar, Inc.	44,181,848	*
		83,089,208
Water Utilities 0.5%
84,000	American Water Works Co., Inc.	10,354,680
Total Common Stocks (Cost $1,338,208,306)		1,752,478,760
Preferred Stocks 1.2%
Food Products 0.6%
626,667	Sweetgreen, Inc. Ser. D	10,716,006	*(b)(c)(s)
59,031	Sweetgreen, Inc. Ser. I	1,009,430	*(b)(c)(s)
		11,725,436
Multi-Utilities 0.6%
118,300	Sempra Energy, Ser. B, 6.75%	13,731,081
Total Preferred Stocks (Cost $20,514,311)		25,456,517
PRINCIPAL AMOUNT		VALUE
Loan Assignments(g) 1.2%
Aerospace & Defense 0.1%
$995,000	Nordam Group, Inc., The, Term Loan B, (USD LIBOR + 5.50%), 7.84%, due 4/9/2026	$992,512	(b)(d)(h)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Leisure Goods—Activities—Movies 1.1%
$25,000,000	One Spa World, LLC, Second Lien Term Loan,	$25,000,000	(b)(c)(s)
	(1M USD LIBOR + 7.50%), 9.35%, due 3/18/2027
	Total Loan Assignments (Cost $25,561,337)	25,992,512
Corporate Bonds 3.9%
Electronics 0.5%
11,921,000	APX Group, Inc., 8.75%, due 12/1/2020	11,742,185	(a)
Gas 0.5%
11,165,000	Rockpoint Gas Storage Canada Ltd., 7.00%, due 3/31/2023	11,137,087	(i)
Media 0.1%
2,440,000	Viacom, Inc., 5.88%, due 2/28/2057	2,534,550	(j)
Retail 2.0%
17,695,000	Argos Merger Sub, Inc., 7.13%, due 3/15/2023	16,367,875	(i)
29,674,000	PetSmart, Inc., 8.88%, due 6/1/2025	27,893,560	(a)(e)(i)
		44,261,435
Semiconductors 0.5%
11,252,000	MagnaChip Semiconductor Corp., 6.63%, due 7/15/2021	11,188,032
Software 0.1%
5,945,000	Project Homestake Merger Corp., 8.88%, due 3/1/2023	2,704,975	(i)
Telecommunications 0.2%
6,455,000	GTT Communications, Inc., 7.88%, due 12/31/2024	3,760,038	(i)
	Total Corporate Bonds (Cost $80,521,750)	87,328,302
Convertible Bonds 1.1%
Semiconductor 0.3%
4,020,000	MagnaChip Semiconductor SA, 5.00%, due 3/1/2021	6,458,614
Software 0.8%
17,960,000	SailPoint Technologies Holding, Inc., 0.13%, due 9/15/2024	17,323,169	(i)
	Total Convertible Bonds (Cost $22,783,790)	23,781,783
U.S. Treasury Obligations 5.0%
	U.S. Treasury Bill
35,000,000	1.69%, due 11/12/2019	34,983,796	(k)
25,000,000	1.96%, due 11/29/2019	24,971,154	(k)
50,000,000	1.65%, due 12/5/2019	49,928,380	(a)(k)
	Total U.S. Treasury Obligations (Cost $109,866,000)	109,883,330

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF UNITS		VALUE
Master Limited Partnerships 1.0%
Energy 1.0%
854,500	Enterprise Products Partners LP (Cost $24,351,362)	$22,242,635
NUMBER OF SHARES
Warrants 0.1%
Diversified Consumer Services 0.0%(l)
52,600	OneSpaWorld Holdings Ltd. Expires 3/19/2024	257,214 *
IT Services 0.1%
2,287,305	Repay Pipe Expires 1/1/2025	2,081,676 *
Total Warrants (Cost $—)		2,338,890
Total Options Purchased(o) 0.1% (Cost $2,842,965)		3,353,253
Short-Term Investments 4.8%
Investment Companies 4.8%
66,397,512	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(m)	66,397,512 (e)
41,075,189	State Street Navigator Securities Lending Government Money Market Portfolio, 1.83%(m)	41,075,189 (n)
Total Short-Term Investments (Cost $107,472,701)		107,472,701
Total Long Positions (97.1%) (Cost $1,732,122,522)		2,160,328,683
Short Positions ((17.6)%)(p)
Common Stocks Sold Short (15.1)%
Automobiles (0.7)%
(182,156)	Harley-Davidson, Inc.	(7,087,690)
(25,000)	Tesla, Inc.	(7,873,000)*
		(14,960,690)
Banks (0.5)%
(318,200)	BankUnited, Inc.	(10,914,260)
Beverages (0.2)%
(114,000)	National Beverage Corp.	(5,011,440)
Capital Markets (1.4)%
(37,200)	FactSet Research Systems, Inc.	(9,430,944)
(149,100)	Federated Investors, Inc. Class B	(4,762,254)
(97,700)	Focus Financial Partners, Inc. Class A	(2,137,676)*
(830,000)	Waddell & Reed Financial, Inc. Class A	(13,744,800)
		(30,075,674)
NUMBER OF SHARES		VALUE
Chemicals (0.4)%
(51,400)	DuPont de Nemours, Inc.	$(3,387,774)
(43,700)	PPG Industries, Inc.	(5,467,744)
		(8,855,518)
Containers & Packaging (0.4)%
(74,000)	Packaging Corp. of America	(8,100,040)
Electric Utilities (0.6)%
(154,000)	Avangrid, Inc.	(7,707,700)
(97,400)	Southern Co.	(6,103,084)
		(13,810,784)
Energy Equipment & Services (0.4)%
(180,000)	Core Laboratories NV	(7,927,200)
Equity Real Estate Investment Trusts (0.9)%
(265,100)	Iron Mountain, Inc.	(8,695,280)
(154,000)	Lamar Advertising Co. Class A	(12,321,540)
		(21,016,820)
Food & Staples Retailing (0.5)%
(390,000)	BJ's Wholesale Club Holdings, Inc.	(10,413,000)*
Food Products (0.5)%
(38,000)	Beyond Meat, Inc.	(3,209,100)*
(91,400)	Kellogg Co.	(5,806,642)
(117,000)	Simply Good Foods Co.	(2,871,180)*
		(11,886,922)
Holding Companies—Diversified (0.2)%
(389,100)	Mosaic Acquisition Corp. Class A	(3,996,057)*
Hotels, Restaurants & Leisure (0.3)%
(54,989)	Dine Brands Global, Inc.	(4,022,445)
(40,000)	Shake Shack, Inc. Class A	(3,291,200)*
		(7,313,645)
Household Durables (0.4)%
(222,200)	PulteGroup, Inc.	(8,719,128)
Insurance (0.4)%
(2,283,670)	Aegon NV	(9,872,081)
IT Services (0.7)%
(580,000)	Western Union Co.	(14,534,800)
Machinery (1.2)%
(122,600)	Altra Industrial Motion Corp.	(3,776,080)
(59,600)	Illinois Tool Works, Inc.	(10,047,368)
(160,500)	PACCAR, Inc.	(12,207,630)
		(26,031,078)
Media (1.3)%
(357,700)	Discovery, Inc. Class A	(9,641,803)*
(286,000)	iHeartMedia, Inc. Class A	(4,101,240)*
(123,500)	Omnicom Group, Inc.	(9,532,965)
(960,000)	Sirius XM Holdings, Inc.	(6,451,200)
		(29,727,208)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Multi-Utilities (0.2)%
(47,400)	Consolidated Edison, Inc.	$(4,371,228)
Multiline Retail (0.2)%
(150,000)	Big Lots, Inc.	(3,250,500)
(43,800)	Kohl's Corp.	(2,245,188)
		(5,495,688)
Oil, Gas & Consumable Fuels (0.2)%
(447,300)	Antero Midstream Corp.	(2,880,612)
(294,900)	CNX Resources Corp.	(2,486,007)*
		(5,366,619)
Personal Products (0.2)%
(140,600)	Edgewell Personal Care Co.	(4,921,000)*
Semiconductors & Semiconductor Equipment (1.2)%
(46,000)	NVIDIA Corp.	(9,246,920)
(85,800)	QUALCOMM, Inc.	(6,901,752)
(200,000)	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	(10,326,000)
		(26,474,672)
NUMBER OF SHARES		VALUE
Specialty Retail (1.7)%
(125,000)	At Home Group, Inc.	$(1,065,000)*
(107,800)	AutoNation, Inc.	(5,481,630)*
(93,000)	Floor & Decor Holdings, Inc. Class A	(4,262,190)*
(294,700)	Michaels Cos., Inc.	(2,572,731)*
(133,400)	Penske Automotive Group, Inc.	(6,499,248)
(454,600)	Sally Beauty Holdings, Inc.	(7,046,300)*
(43,900)	Tiffany & Co.	(5,465,989)
(64,700)	Williams-Sonoma, Inc.	(4,321,313)
		(36,714,401)
Trading Companies & Distributors (0.4)%
(255,500)	Fastenal Co.	(9,182,670)
Total Common Stocks Sold Short (Proceeds $(327,640,423))		(335,692,623)
PRINCIPAL AMOUNT		VALUE
Corporate Bonds Sold Short (2.2)%
Media (0.9)%
	Entercom Media Corp.
$(9,500,000)	7.25%, due 11/1/2024	$(9,998,750	)(i)
(5,000,000)	6.50%, due 5/1/2027	(5,250,000	)(i)
(5,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	(5,412,500)
		(20,661,250)
Miscellaneous Manufacturer (0.3)%
(7,000,000)	General Electric Co., Ser. D, 5.00%, due 1/21/2021	(6,772,500	)(j)(q)
Oil & Gas (0.2)%
(5,000,000)	EQT Corp., 3.90%, due 10/1/2027	(4,419,363)
Pipelines (0.2)%
(5,000,000)	Enterprise Products Operating LLC, 4.88%, due 8/16/2077	(4,937,900	)(j)
Retail (0.6)%
(3,000,000)	GameStop Corp., 6.75%, due 3/15/2021	(3,022,500	)(i)
(10,000,000)	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/1/2025	(10,375,000)
		(13,397,500)
	Total Corporate Bonds Sold Short (Proceeds $(48,383,565))	(50,188,513)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF UNITS		VALUE
Master Limited Partnerships Sold Short (0.3)%
Capital Markets (0.3)%
(213,900)	Carlyle Group LP (Proceeds $(3,729,650))	$(5,835,192)
	Total Short Positions (Proceeds $(379,753,638))	(391,716,328)
	Total Investments 79.6% (Cost $1,352,368,884)	1,768,612,355
	Other Assets Less Liabilities 20.4%	454,389,795 (r)
	Net Assets 100.0%	$2,223,002,150

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at October 31, 2019. Total value of all such securities at October 31, 2019 amounted to $40,119,055 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Value determined using significant unobservable inputs.

(c)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $99,443,296, which represents 4.5% of net assets of the Fund.

(d)  Illiquid security.

(e)  All or a portion of this security is segregated in connection with obligations for securities sold short, options written, swaps and/or futures with a total value of $108,039,952.

(f)  All or a portion of the security is pledged as collateral for options written.

(g)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(h)  The stated interest rate represents the weighted average interest rate at October 31, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(i)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $79,186,704 of long positions and $(18,271,250) of short positions, which represents 3.6% and (0.8)%, respectively, of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(j)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(k)  Rate shown was the discount rate at the date of purchase.

(l)  Represents less than 0.05% of net assets of the Fund.

(m)  Represents 7-day effective yield as of October 31, 2019.

(n)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(o)  See "Purchased option contracts" under Derivative Instruments.

(p)  At October 31, 2019, the Fund had $452,448,865 deposited, in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(q)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(r)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

(s)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At October 31, 2019, these securities amounted to $99,443,296, which represents 4.5% of net assets of the Fund.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 10/31/2019	Fair Value Percentage of Net Assets as of 10/31/2019
Druva Technologies Pte. Ltd.	6/14/2019	$3,429,998	0.1%	$3,429,998	0.2%
LegalZoom.com, Inc.	8/22/2018	21,259,563	0.6%	21,259,563	1.0%
One Spa World LLC, Second Lien Term Loan	3/18/2019	24,585,185	0.9%	25,000,000	1.1%
Repay Pipe	7/11/2019	22,873,050	0.9%	30,604,141	1.4%
Sweetgreen, Inc.	11/30/2018	7,520,004	0.3%	10,716,006	0.5%
(Ser. D Preferred Shares)
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	1,009,430	0.0%	1,009,430	0.0%
Thunder Bridge Acquisition II Ltd.	9/11/2019	4,636,863	0.2%	5,121,158	0.2%
Venture Global LNG, Inc.	11/21/2018	2,303,000	0.1%	2,303,000	0.1%
Total		$87,617,093	3.1%	$99,443,296	4.5%

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	540	NASDAQ 100 E-Mini Index	$(87,374,700)	$(2,263,140)
12/2019	406	Russell 2000 Mini Index	(31,737,020)	485,160
12/2019	1,853	S&P 500 E-Mini Index	(281,266,870)	(2,011,160)
12/2019	50	U.S. Treasury Long Bond	(8,068,750)	125,390
Total Futures			$(408,447,340)	$(3,663,750)

At October 31, 2019, the Fund had $17,629,666 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $(407,623,705) for short positions.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Total return basket swap contracts ("total return basket swaps")

At October 31, 2019, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBNBVL	1.91%	(0.09)%	3M USD LIBOR	3M/T	2/15/2021	$(948,751)
JPM	JPNBGCND	1.35%	(0.65)%	3M USD LIBOR	3M/T	5/4/2020	(5,069,862)
JPM	JPNBRMV3	1.99%	(0.01)%	3M USD LIBOR	3M/T	11/10/2020	(440,076)

Total	$(6,458,689)

(a)  The following tables represent required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL
Tiffany & Co.	(359)	$(133,751)	$(13,045)	1.4%
LKQ Corp.	(1,262)	(128,540)	(12,537)	1.3%
Leggett & Platt Inc.	(824)	(126,637)	(12,351)	1.3%
Seagate Technology PLC	(716)	(124,403)	(12,133)	1.3%
Biogen Inc.	(136)	(121,828)	(11,882)	1.2%
State Street Corp.	(607)	(120,057)	(11,709)	1.2%
Valero Energy Corp.	(407)	(118,297)	(11,538)	1.2%
Mohawk Industries Inc.	(275)	(118,159)	(11,524)	1.2%
Hewlett Packard Enterprise Co.	(2,399)	(117,912)	(11,500)	1.2%
Nordstrom Inc.	(1,096)	(117,904)	(11,500)	1.2%
Xerox Holdings Corp.	(1,139)	(115,773)	(11,292)	1.2%
CenturyLink Inc.	(2,979)	(115,490)	(11,264)	1.2%
Newell Brands Inc.	(2,028)	(115,221)	(11,238)	1.2%
Lennar Corp.	(642)	(114,641)	(11,181)	1.2%
LyondellBasell Industries NV	(426)	(114,440)	(11,162)	1.2%
NRG Energy Inc.	(941)	(113,042)	(11,025)	1.2%
Skyworks Solutions Inc.	(414)	(113,030)	(11,024)	1.2%
Zions Bancorp NA	(767)	(111,418)	(10,867)	1.1%
Fortune Brands Home & Security Inc.	(619)	(111,416)	(10,867)	1.1%
United Rentals Inc.	(278)	(111,196)	(10,845)	1.1%
WW Grainger Inc.	(120)	(110,683)	(10,795)	1.1%
Ameriprise Financial Inc.	(244)	(110,124)	(10,741)	1.1%
PPL Corp.	(1,093)	(109,677)	(10,697)	1.1%
HollyFrontier Corp.	(661)	(108,857)	(10,617)	1.1%
Perrigo Co. PLC	(685)	(108,764)	(10,608)	1.1%
Eastman Chemical Co.	(477)	(108,580)	(10,590)	1.1%
Coty Inc.	(3,097)	(108,458)	(10,578)	1.1%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
First Republic Bank/CA	(340)	$(108,397)	$(10,572)	1.1%
SunTrust Banks Inc.	(526)	(107,662)	(10,501)	1.1%
Parker-Hannifin Corp.	(195)	(107,373)	(10,472)	1.1%
Cardinal Health Inc.	(724)	(107,301)	(10,465)	1.1%
Whirlpool Corp.	(235)	(107,189)	(10,454)	1.1%
Southwest Airlines Co.	(637)	(107,024)	(10,438)	1.1%
SVB Financial Group	(161)	(106,866)	(10,423)	1.1%
Regions Financial Corp.	(2,189)	(105,587)	(10,298)	1.1%
International Paper Co.	(806)	(105,462)	(10,286)	1.1%
AES Corp./VA	(2,063)	(105,357)	(10,276)	1.1%
KeyCorp	(1,950)	(104,971)	(10,238)	1.1%
Westrock Co.	(936)	(104,771)	(10,219)	1.1%
Fifth Third Bancorp	(1,201)	(104,625)	(10,204)	1.1%
Huntington Bancshares Inc./OH	(2,471)	(104,576)	(10,200)	1.1%
Hess Corp.	(530)	(104,380)	(10,180)	1.1%
Dow Inc.	(689)	(104,139)	(10,157)	1.1%
Packaging Corp. of America	(317)	(104,099)	(10,153)	1.1%
Iron Mountain Inc.	(1,050)	(103,193)	(10,065)	1.1%
Aptiv PLC	(384)	(103,133)	(10,059)	1.1%
Foot Locker Inc.	(785)	(102,290)	(9,977)	1.0%
Kroger Co./The	(1,377)	(101,666)	(9,916)	1.0%
Citizens Financial Group Inc.	(964)	(101,561)	(9,906)	1.0%
Nucor Corp.	(629)	(101,470)	(9,897)	1.0%
Other securities	(46,810)	(4,267,375)	(416,211)	43.2%
		$(9,808,765)	(956,677)
Accrued Net Interest Receivable/(Payable)			7,926
			$(948,751)
JPNBGCND
Amazon.com Inc.	(3,412)	$(5,887,288)	$(884,370)	17.3%
Home Depot Inc./The	(7,468)	(1,701,034)	(255,524)	5.0%
Toyota Motor Corp.	(21,493)	(1,457,749)	(218,979)	4.3%
McDonald's Corp.	(6,516)	(1,244,540)	(186,951)	3.7%
LVMH Moet Hennessy Louis Vuitton SE	(2,449)	(1,013,686)	(152,273)	3.0%
NIKE Inc.	(11,198)	(973,730)	(146,271)	2.9%
Starbucks Corp.	(11,284)	(926,582)	(139,188)	2.7%
Booking Holdings Inc.	(419)	(832,807)	(125,102)	2.5%
Lowe's Cos Inc.	(7,125)	(772,241)	(116,004)	2.3%
Sony Corp.	(11,554)	(688,358)	(103,403)	2.0%
TJX Cos Inc./The	(11,711)	(655,574)	(98,478)	1.9%
Daimler AG	(9,927)	(563,119)	(84,590)	1.7%
Compass Group PLC	(21,171)	(546,824)	(82,142)	1.6%
adidas AG	(1,677)	(502,606)	(75,500)	1.5%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont'd)
Target Corp.	(4,664)	$(484,150)	$(72,727)	1.4%
General Motors Co.	(12,833)	(463,051)	(69,558)	1.4%
Honda Motor Co. Ltd.	(16,138)	(426,960)	(64,137)	1.3%
Ross Stores Inc.	(3,991)	(424,991)	(63,841)	1.3%
Kering SA	(765)	(422,458)	(63,460)	1.2%
Cie Financiere Richemont SA	(5,424)	(414,284)	(62,233)	1.2%
Volkswagen AG	(2,067)	(381,927)	(57,372)	1.1%
Dollar General Corp.	(2,370)	(368,953)	(55,423)	1.1%
Oriental Land Co. Ltd./Japan	(2,581)	(368,693)	(55,384)	1.1%
O'Reilly Automotive Inc.	(828)	(350,019)	(52,579)	1.0%
Industria de Diseno Textil SA	(11,479)	(347,268)	(52,165)	1.0%
Fast Retailing Co. Ltd.	(571)	(344,394)	(51,734)	1.0%
Yum! Brands Inc.	(3,433)	(339,049)	(50,931)	1.0%
Marriott International Inc./MD	(2,708)	(332,749)	(49,985)	1.0%
eBay Inc.	(9,600)	(328,613)	(49,363)	1.0%
Ford Motor Co.	(39,037)	(325,624)	(48,914)	1.0%
AutoZone Inc.	(289)	(320,656)	(48,168)	0.9%
Aptiv PLC	(3,614)	(314,247)	(47,205)	0.9%
Bayerische Motoren Werke AG	(4,060)	(301,932)	(45,355)	0.9%
Michelin	(2,525)	(298,203)	(44,795)	0.9%
Hilton Worldwide Holdings Inc.	(3,142)	(295,861)	(44,443)	0.9%
VF Corp.	(3,471)	(277,362)	(41,665)	0.8%
Hermes International	(391)	(272,686)	(40,962)	0.8%
Sekisui House Ltd.	(12,204)	(257,042)	(38,612)	0.8%
Bridgestone Corp.	(6,282)	(255,535)	(38,386)	0.8%
Chipotle Mexican Grill Inc.	(333)	(251,443)	(37,771)	0.7%
Denso Corp.	(5,491)	(249,955)	(37,547)	0.7%
Subaru Corp.	(8,741)	(245,488)	(36,876)	0.7%
Dollar Tree Inc.	(2,287)	(245,156)	(36,827)	0.7%
Bandai Namco Holdings Inc.	(3,978)	(238,561)	(35,836)	0.7%
DR Horton Inc.	(4,614)	(234,638)	(35,247)	0.7%
Magna International Inc.	(4,412)	(230,504)	(34,626)	0.7%
Panasonic Corp.	(27,691)	(228,330)	(34,299)	0.7%
Lennar Corp.	(3,869)	(223,933)	(33,639)	0.7%
Carnival Corp.	(5,371)	(223,696)	(33,603)	0.7%
Toyota Industries Corp.	(3,783)	(223,170)	(33,524)	0.7%
Other securities	(217,959)	(4,886,122)	(733,976)	14.1%
		$(33,963,841)	(5,101,943)
Accrued Net Interest Receivable/(Payable)			32,081
			$(5,069,862)
See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBRMV3
Fidelity National Information Services Inc.	(2,740)	$(871,315)	$(7,057)	1.3%
Analog Devices Inc.	(2,849)	(733,193)	(5,938)	1.1%
Newmont Goldcorp Corp.	(7,233)	(693,454)	(5,616)	1.0%
Zimmer Biomet Holdings Inc.	(1,879)	(626,763)	(5,076)	0.9%
Roper Technologies Inc.	(758)	(616,658)	(4,994)	0.9%
Williams Cos Inc./The	(10,758)	(579,216)	(4,691)	0.9%
PACCAR Inc.	(3,091)	(567,355)	(4,595)	0.9%
IQVIA Holdings Inc.	(1,623)	(565,570)	(4,580)	0.9%
Agilent Technologies Inc.	(2,991)	(546,847)	(4,429)	0.8%
Willis Towers Watson PLC	(1,204)	(543,223)	(4,400)	0.8%
Tyson Foods Inc.	(2,644)	(528,185)	(4,278)	0.8%
Motorola Solutions Inc.	(1,309)	(525,317)	(4,254)	0.8%
Archer-Daniels-Midland Co.	(5,105)	(517,958)	(4,195)	0.8%
Corning Inc.	(7,219)	(516,189)	(4,181)	0.8%
Ball Corp.	(3,025)	(510,769)	(4,137)	0.8%
Stanley Black & Decker Inc.	(1,397)	(510,266)	(4,133)	0.8%
Fifth Third Bancorp	(7,127)	(500,172)	(4,051)	0.8%
United Airlines Holdings Inc.	(2,271)	(497,952)	(4,033)	0.7%
Dollar Tree Inc.	(1,819)	(484,749)	(3,926)	0.7%
M&T Bank Corp.	(1,270)	(479,794)	(3,886)	0.7%
Hartford Financial Services Group Inc./The	(3,257)	(448,700)	(3,634)	0.7%
Parker-Hannifin Corp.	(979)	(433,690)	(3,512)	0.7%
Kroger Co./The	(7,178)	(426,809)	(3,457)	0.6%
Keysight Technologies Inc.	(1,729)	(421,022)	(3,410)	0.6%
McCormick & Co. Inc./MD	(1,050)	(407,095)	(3,297)	0.6%
KeyCorp	(9,374)	(406,524)	(3,292)	0.6%
Synopsys Inc.	(1,236)	(404,825)	(3,279)	0.6%
Royal Caribbean Cruises Ltd.	(1,531)	(402,154)	(3,257)	0.6%
Republic Services Inc.	(1,858)	(392,286)	(3,177)	0.6%
First Republic Bank/CA	(1,503)	(385,880)	(3,125)	0.6%
Ameriprise Financial Inc.	(1,057)	(384,764)	(3,116)	0.6%
Cincinnati Financial Corp.	(1,407)	(384,452)	(3,114)	0.6%
Hess Corp.	(2,389)	(379,129)	(3,071)	0.6%
AMETEK Inc.	(1,693)	(374,554)	(3,033)	0.6%
Regions Financial Corp.	(9,541)	(370,722)	(3,002)	0.6%
Citizens Financial Group Inc.	(4,323)	(366,815)	(2,971)	0.6%
ONEOK Inc.	(2,174)	(366,285)	(2,966)	0.6%
Synchrony Financial	(4,289)	(366,097)	(2,965)	0.6%
Arthur J Gallagher & Co.	(1,662)	(365,905)	(2,963)	0.6%
Nucor Corp.	(2,797)	(363,466)	(2,944)	0.5%
Cummins Inc.	(872)	(363,052)	(2,940)	0.5%
International Paper Co.	(3,324)	(350,440)	(2,838)	0.5%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBRMV3 (cont'd)
Laboratory Corp. of America Holdings	(875)	$(347,989)	$(2,818)	0.5%
Western Digital Corp.	(2,756)	(343,529)	(2,782)	0.5%
Dover Corp.	(1,321)	(331,207)	(2,682)	0.5%
NortonLifeLock Inc.	(5,977)	(330,002)	(2,673)	0.5%
Huntington Bancshares Inc./OH	(9,653)	(329,172)	(2,666)	0.5%
Genuine Parts Co.	(1,327)	(328,501)	(2,660)	0.5%
Principal Financial Group Inc.	(2,539)	(327,117)	(2,649)	0.5%
Cardinal Health Inc.	(2,732)	(326,009)	(2,640)	0.5%
Other securities	(497,408)	(43,779,572)	(354,567)	65.7%
		$(66,422,709)	(537,950)
Accrued Net Interest Receivable/(Payable)			97,874
			(440,076)
Total Return Basket Swaps, at Value			$(6,458,689)

(b)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  Effective rate at October 31, 2019.

Total return swap contracts ("total return swaps")

At October 31, 2019, the Fund had outstanding over-the-counter total return swaps as follows:

Over-the-counter total return swaps—Short(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	Consumer Staples Select Sector Total Return Index	USD	(5,699,988)	11/6/2020	1.70%	(0.30)%	3M USD LIBOR	3M/3M	$(77,826)	$33,095	$(44,731)
GSI	Dow Jones U.S. Select Medical Equipment Index	USD	(5,427,165)	6/29/2020	1.99%	0.08%	1M USD LIBOR	1M/T	(224,566)	3,737	(220,829)
JPM	MSCI Daily Total Return World Gross Industrial USD Index	USD	(8,300,131)	11/16/2020	2.08%	0.08%	3M USD LIBOR	3M/3M	(497,295)	37,838	(459,457)
GSI	Russell Mid- Cap Index	USD	(31,339,598)	7/29/2020	1.61%	(0.30)%	1M USD LIBOR	1M/T	(3,667,111)	29,831	(3,637,280)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	S&P Regional Banks Select Industry Index	USD	(1,464,264)	9/25/2020	2.09%	0.09%	3M USD LIBOR	3M/3M	$9,798	$1,664	$11,462
CITI	S&P Regional Banks Select Industry Index	USD	(7,101,680)	9/25/2020	2.09%	0.09%	3M USD LIBOR	3M/3M	(669,591)	9,196	(660,395)
CITI	SPDR S&P Retail ETF	USD	(17,475,750)	7/23/2020	0.51%	(1.40)%	1M USD LIBOR	1M/1M	(251,100)	12,799	(238,301)
CITI	Trupanion, Inc.	USD	(853,200)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	345,404	(8,996)	336,408
CITI	Trupanion, Inc.	USD	(424,040)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	220,337	(1,953)	218,384
CITI	Trupanion, Inc.	USD	(663,600)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	118,152	(723)	117,429
CITI	Trupanion, Inc.	USD	(863,984)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	177,102	(702)	176,400
CITI	Trupanion, Inc.	USD	(509,550)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	162,790	(4,416)	158,374
CITI	Trupanion, Inc.	USD	(568,800)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	181,621	(4,286)	177,335
CITI	Trupanion, Inc.	USD	(240,626)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	70,538	(2,085)	68,453
CITI	Trupanion, Inc.	USD	(853,200)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	252,659	(3,663)	248,996
CITI	Trupanion, Inc.	USD	(592,500)	3/9/2020	(9.59)%	(11.50)%	1M USD LIBOR	1M/T	218,652	(6,257)	212,395
Total									$(3,630,436)	$95,079	$(3,535,357)

(a)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity.

(b)  Effective rate at October 31, 2019.

At October 31, 2019, the Fund had cash collateral of $4,050,000, $11,640,000 and $17,610,000 deposited in segregated accounts for Citibank N.A., Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.

For the year ended October 31, 2019, the average notional value of total return basket swaps and total return swaps for the Fund was $(312,515,281) for short positions.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Purchased option contracts ("options purchased")

At October 31, 2019, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Capital Markets
BlackRock, Inc.	75	$3,462,750	$460	1/17/2020	$136,875
Tradeweb Markets, Inc.	1,625	6,784,375	40	1/17/2020	674,375
					811,250
Health Care Providers & Services
CVS Health Corp.	1,050	6,970,950	60	2/21/2020	829,500
Machinery
Deere & Co.	331	5,764,034	170	1/17/2020	340,102
Gates Industrial Corp. PLC	3,350	3,350,000	10	2/21/2020	309,875
					649,977
Multiline Retail
Big Lots, Inc.	910	1,971,970	25	1/17/2020	63,700
Road & Rail
CSX Corp.	772	5,424,844	72.5	1/17/2020	151,698
Specialty Retail
Party City Holdco, Inc.	3,400	1,910,800	7.5	1/17/2020	110,500
Party City Holdco, Inc.	2,372	1,333,064	10	1/17/2020	29,650
Party City Holdco, Inc.	5,967	3,353,454	7.5	4/17/2020	402,773
					542,923
Trading Companies & Distributors
Univar, Inc.	2,250	4,828,500	25	3/20/2020	146,250
Total calls					$3,195,298
Puts
Oil, Gas & Consumable Fuels
Antero Midstream Corp.	9,026	$5,812,744	$5	12/19/2019	$157,955
Total puts					$157,955
Total options purchased (Cost $2,842,965)					$3,353,253

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Written option contracts ("options written")

At October 31, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Multiline Retail
Big Lots, Inc.	910	$(1,971,970)	$32.5	1/17/2020	$(11,375	)(a)(b)
Trading Companies & Distributors
HD Supply Holdings, Inc.	2,309	(9,129,786)	42.5	3/20/2020	(331,817	)(c)
HD Supply Holdings, Inc.	1,510	(5,970,540)	42.5	3/20/2020	(218,950)
					(550,767)
Total calls					$(562,142)
Puts
Capital Markets
Apollo Global Management LLC	2,279	$(9,380,364)	$31	1/17/2020	$(68,370)
Tradeweb Markets, Inc.	1,625	(6,784,375)	35	1/17/2020	(121,875)
					(190,245)
Chemicals
Ashland Global Holdings, Inc.	1,736	(13,431,432)	65	1/17/2020	(56,420)
Ashland Global Holdings, Inc.	723	(5,593,851)	75	1/17/2020	(162,675)
					(219,095)
Energy Equipment & Services
Cactus, Inc.	1,483	(4,407,476)	35	11/15/2019	(778,575)
Multiline Retail
Big Lots, Inc.	910	(1,971,970)	20	1/17/2020	(116,025)
Software
Zendesk, Inc.	815	(5,757,975)	60	11/15/2019	(12,225)
Textiles, Apparel & Luxury Goods
PVH Corp.	1,044	(9,099,504)	55	1/17/2020	(33,930	)(a)(b)
Total puts					$(1,350,095)
Total options written (premium received $2,813,492)					$(1,912,237)

(a)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

(c)  Over-the-counter option. Counterparty is JPMorgan Chase Bank N.A.

At October 31, 2019, the Fund had an average market value of $5,005,558 in options purchased and $(5,616,820) in options written. At October 31, 2019, the Fund had securities pledged in the amount of $20,905,350 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$21,259,563	$21,259,563
Holding Companies—Diversified	16,730,614	5,121,158	—	21,851,772
IT Services	79,774,458	30,604,141	3,429,998	113,808,597
Oil, Gas & Consumable Fuels	33,878,028	—	2,303,000	36,181,028
Other Common Stocks(a)	1,559,377,800	—	—	1,559,377,800
Total Common Stocks	1,689,760,900	35,725,299	26,992,561	1,752,478,760
Preferred Stocks
Food Products	—	—	11,725,436	11,725,436
Other Preferred Stocks(a)	13,731,081	—	—	13,731,081
Total Preferred Stocks	13,731,081	—	11,725,436	25,456,517
Loan Assignments
Aerospace & Defense	—	—	992,512	992,512
Leisure Goods—Activities—Movies	—	—	25,000,000	25,000,000
Total Loan Assignments	—	—	25,992,512	25,992,512
Corporate Bonds(a)	—	87,328,302	—	87,328,302
Convertible Bonds(a)	—	23,781,783	—	23,781,783
U.S. Treasury Obligations	—	109,883,330	—	109,883,330
Master Limited Partnerships(a)	22,242,635	—	—	22,242,635
Warrants(a)	2,338,890	—	—	2,338,890
Options Purchased(b)	3,353,253	—	—	3,353,253
Short-Term Investments	—	107,472,701	—	107,472,701
Total Long Positions	$1,731,426,759	$364,191,415	$64,710,509	$2,160,328,683

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities:
Common Stocks(d)
Commercial Services	$22,623	$—	$—	$(1,363)	$—	$—	$—	$—	$21,260	$(1,363)
IT Services	—	—	—	—	3,430	—	—	—	3,430	—
Oil, Gas & Consumable Fuels	—	—	—	—	2,303	—	—	—	2,303	—
Preferred Stocks(d)
Food Products	—	—	—	3,196	8,529	—	—	—	11,725	3,196
Health Care	15,003	—	—	(1,684)	—	(13,319)	—	—	—	—
Loan Assignments
Aerospace & Defense(f)	—	1	—	17	980	(5)	—	—	993	17
Leisure Goods— Activities— Movies(d)	—	23	—	415	24,562	—	—	—	25,000	415
Options Purchased(g)
Food Products	—	—	(654)	654	—	—	—	—	—	—
Total	$37,626	$24	$(654)	$1,235	$39,804	$(13,324)	$—	$—	$64,711	$2,265

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(d)  The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2019:

Asset class	Fair value at 10/31/2019	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(e)
Common Stocks	$21,259,563	Market Approach	Adjusted Transaction Price	$9.85	$9.85	Increase
Common Stocks	3,429,998	Market Approach	Transaction Price	5.21	5.21	Increase
Common Stocks	2,303,000	Market Approach	Transaction Price	7,000	7,000	Increase
Preferred Stocks	10,716,006	Market Approach	Transaction Price	17.10	17.10	Increase
Preferred Stocks	1,009,430	Market Approach	Transaction Price	17.10	17.10	Increase
Loan Assignments	25,000,000	Market Approach	Transaction Price	100.00	100.00	Increase

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(f)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(g)  As of the year ended October 31, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2019:

Liabilities Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(335,692,623)	$—	$—	$(335,692,623)
Corporate Bonds Sold Short(a)	—	(50,188,513)	—	(50,188,513)
Master Limited Partnerships Sold Short(a)	(5,835,192)	—	—	(5,835,192)
Total Short Positions	$(341,527,815)	$(50,188,513)	$—	$(391,716,328)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments

	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$610,550	$—	$—	$610,550
Liabilities	(4,274,300)	—	—	(4,274,300)
Swaps
Assets	—	1,725,636	—	1,725,636
Liabilities	—	(11,719,682)	—	(11,719,682)
Options Written
Liabilities	(1,535,115)	(331,817)	(45,305)	(1,912,237)
Total	$(5,198,865)	$(10,325,863)	$(45,305)	$(15,570,033)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Other Financial Instruments:
Options Written(c)
IT Services	$—	$—	$358	$(358)	$—	$—	$—	$—	$—	$—
Multiline Retail	—	—	—	15	—	(26)	—	—	(11)	15
Textiles, Apparel & Luxury Goods	—	—	—	193	—	(227)	—	—	(34)	193
Total	$—	$—	$358	$(150)	$—	$(253)	$—	$—	$(45)	$208

(c)  As of the year ended October 31, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—" reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ October 31, 2019

NUMBER OF SHARES		VALUE
Common Stocks 23.7%
Aerospace & Defense 0.3%
155	Lockheed Martin Corp.	$58,385
Air Freight & Logistics 0.1%
29	C.H. Robinson Worldwide	2,194
181	Cia de Distribucion Integral Logista Holdings SA	3,793
155	Oesterreichische Post AG	5,705
1,408	Royal Mail PLC	3,859
		15,551
Airlines 0.0%(a)
93	Delta Air Lines, Inc.	5,122
Auto Components 0.1%
200	Bridgestone Corp.	8,377
232	Gentex Corp.	6,508
53	Nokian Renkaat OYJ	1,513
		16,398
Automobiles 0.1%
54	Bayerische Motoren Werke AG, Preference Shares	3,327
55	Daimler AG	3,215
1,072	Ford Motor Co.	9,208
101	Renault SA	5,155
		20,905
Banks 0.9%
1,321	Banco Bilbao Vizcaya Argentaria SA	6,958
53	BAWAG Group AG	2,187	*(b)
147	BB&T Corp.	7,798
450	Citigroup, Inc.	32,337
400	Comerica, Inc.	26,168
137	First Hawaiian, Inc.	3,744
326	Huntington Bancshares, Inc.	4,606
911	Intesa Sanpaolo SpA	2,282
530	JPMorgan Chase & Co.	66,208
13,068	Lloyds Banking Group PLC	9,615
800	Mitsubishi UFJ Financial Group, Inc.	4,221	(c)
27	National Bank of Canada	1,394
1,282	Nordea Bank Abp	9,378
400	Resona Holdings, Inc.	1,760	(c)
125	Societe Generale SA	3,548
100	Sumitomo Mitsui Financial Group, Inc.	3,593	(c)
70	Toronto-Dominion Bank	3,997
178	U.S. Bancorp	10,150
169	Wells Fargo & Co.	8,726
		208,670
Beverages 0.3%
1,054	Coca-Cola Amatil Ltd.	7,375
800	Coca-Cola Co.	43,544
79	PepsiCo, Inc.	10,836
		61,755
NUMBER OF SHARES		VALUE
Biotechnology 0.1%
525	Gilead Sciences, Inc.	$33,448
Building Products 0.0%(a)
141	Johnson Controls International PLC	6,109
Capital Markets 0.2%
1,000	Daiwa Securities Group, Inc.	4,534
183	Janus Henderson Group PLC	4,233
97	Morgan Stanley	4,467
1,500	Virtu Financial, Inc. Class A	25,440
		38,674
Chemicals 0.5%
101	Celanese Corp. Series A	12,236
97	CF Industries Holdings, Inc.	4,399
44	Covestro AG	2,113	(b)
136	Eastman Chemical Co.	10,341
66	FMC Corp.	6,039
79	Huntsman Corp.	1,748
123	LyondellBasell Industries NV Class A	11,033
100	Mitsui Chemicals, Inc.	2,410
750	Nutrien Ltd.	35,843
83	Nutrien Ltd.	3,971
174	Olin Corp.	3,191
102	RPM International, Inc.	7,388
100	Showa Denko KK	2,848
200	Teijin Ltd.	4,041
179	Valvoline, Inc.	3,820
		111,421
Commercial Services & Supplies 0.0%(a)
134	KAR Auction Services, Inc.	3,331
90	Societe BIC SA	6,249
		9,580
Communications Equipment 0.3%
1,205	Cisco Systems, Inc.	57,249
1,008	Nokia OYJ	3,703
800	VTech Holdings Ltd.	7,024
		67,976
Construction & Engineering 0.2%
207	ACS Actividades de Construccion y Servicios SA	8,401
925	Ferrovial SA	27,298
		35,699
Consumer Finance 0.0%(a)
28	Discover Financial Services	2,247
177	Navient Corp.	2,437
148	Synchrony Financial	5,235
		9,919
Containers & Packaging 0.1%
11	Avery Dennison Corp.	1,407
252	International Paper Co.	11,007
124	Westrock Co.	4,634
		17,048

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Distributors 0.0%(a)
100	Genuine Parts Co.	$10,258
Diversified Consumer Services 0.0%(a)
192	H&R Block, Inc.	4,798
Diversified Telecommunication Services 0.6%
311	AT&T, Inc.	11,970
154	BCE, Inc.	7,305
489	CenturyLink, Inc.	6,328
43	Cogent Communications Holdings, Inc.	2,522
37	Elisa OYJ	2,021
2,559	Koninklijke KPN NV	7,934
100	Nippon Telegraph & Telephone Corp.	4,978
66	Proximus SADP	2,027
1,152	Telefonica SA	8,833
186	Telenor ASA	3,482
1,734	Telia Co. AB	7,623
375	TELUS Corp.	13,339
906	Verizon Communications, Inc.	54,786
		133,148
Electric Utilities 0.9%
500	CK Infrastructure Holdings Ltd.	3,602
326	EDP - Energias de Portugal SA	1,342
384	Endesa SA	10,450
640	Evergy, Inc.	40,903
412	Exelon Corp.	18,742
153	FirstEnergy Corp.	7,393
2,000	HK Electric Investments & HK Electric Investments Ltd.	1,996	(b)
628	Iberdrola SA	6,449
454	Mercury NZ Ltd.	1,445
250	NextEra Energy, Inc.	59,585
199	OGE Energy Corp.	8,569
40	Portland General Electric Co.	2,275
1,500	Power Assets Holdings Ltd.	10,710
147	PPL Corp.	4,923
191	Southern Co.	11,968
		190,352
Electrical Equipment 0.1%
285	Eaton Corp. PLC	24,826
220	Signify NV	6,439	(b)
		31,265
Electronic Equipment, Instruments & Components 0.1%
55	TE Connectivity Ltd.	4,922
600	Venture Corp. Ltd.	6,982
		11,904
Energy Equipment & Services 0.1%
725	Schlumberger Ltd.	23,700
Entertainment 0.1%
113	Cinemark Holdings, Inc.	4,136
347	Viacom, Inc. Class B	7,481
		11,617
NUMBER OF SHARES		VALUE
Equity Real Estate Investment Trusts 3.4%
337	Alexandria Real Estate Equities, Inc.	$53,499
332	American Campus Communities, Inc.	16,593
147	American Tower Corp.	32,058
900	Americold Realty Trust	36,081
222	Apple Hospitality REIT, Inc.	3,659
3,600	Ascendas Real Estate Investment Trust	8,388
257	Brixmor Property Group, Inc.	5,659
139	Brookfield Property REIT, Inc. Class A	2,627
125	Camden Property Trust	14,296
120	CoreCivic, Inc.	1,831
95	CoreSite Realty Corp.	11,163
527	Crown Castle International Corp.	73,142
90	Digital Realty Trust, Inc.	11,434
75	EPR Properties	5,834
45	Equinix, Inc.	25,505
400	Equity LifeStyle Properties, Inc.	27,976
134	Extra Space Storage, Inc.	15,044
200	Four Corners Property Trust, Inc.	5,730
196	Gaming and Leisure Properties, Inc.	7,911
508	H&R Real Estate Investment Trust	8,593
348	Highwoods Properties, Inc.	16,286
543	Host Hotels & Resorts, Inc.	8,900
14	Invincible Investment Corp.	8,855
91	Iron Mountain, Inc.	2,985
532	Kimco Realty Corp.	11,470
248	Klepierre SA	9,235
89	Lexington Realty Trust	968
100	Mapletree Industrial Trust	187
8,400	Mapletree North Asia Commercial Trust	7,903	(b)
1,257	Medical Properties Trust, Inc.	26,058
306	Merlin Properties Socimi SA	4,505
98	Mid-America Apartment Communities, Inc.	13,621
31	National Health Investors, Inc.	2,660
100	National Retail Properties, Inc.	5,891
837	OMEGA Healthcare Investors, Inc.	36,861
405	Park Hotels & Resorts, Inc.	9,416
122	Piedmont Office Realty Trust, Inc. Class A	2,738
345	Prologis, Inc.	30,277
59	Public Storage	13,149
479	RioCan Real Estate Investment Trust	9,612
175	RLJ Lodging Trust	2,872
160	Service Properties Trust	4,048
72	Simon Property Group, Inc.	10,849
66	SmartCentres Real Estate Investment Trust	1,596
175	Spirit Realty Capital, Inc.	8,722
376	STAG Industrial, Inc.	11,671

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

NUMBER OF SHARES		VALUE
650	STORE Capital Corp.	$26,325
152	Sun Communities, Inc.	24,723
130	Terreno Realty Corp.	7,333
172	Ventas, Inc.	11,197
740	VEREIT, Inc.	7,282
15	VICI Properties, Inc.	353
242	Welltower, Inc.	21,947
1,332	Weyerhaeuser Co.	38,908
		766,426
Food & Staples Retailing 0.5%
150	Costco Wholesale Corp.	44,566
118	Kesko OYJ, B Shares	7,854
162	Koninklijke Ahold Delhaize NV	4,034
138	Sysco Corp.	11,022
375	Walmart, Inc.	43,973
		111,449
Food Products 0.2%
1	Chocoladefabriken Lindt & Spruengli AG	7,430
750	Flowers Foods, Inc.	16,290
137	Mondelez International, Inc. Class A	7,186
82	Nestle SA	8,754
956	Orkla ASA	9,184
281	Tate & Lyle PLC	2,450
		51,294
Gas Utilities 0.1%
177	Enagas SA	4,380
157	Naturgy Energy Group SA	4,274
2,144	Snam SpA	11,000
		19,654
Health Care Equipment & Supplies 0.1%
118	Medtronic PLC	12,850
Health Care Providers & Services 0.2%
125	AmerisourceBergen Corp.	10,673
212	Cardinal Health, Inc.	10,483
114	Quest Diagnostics, Inc.	11,542
246	Sonic Healthcare Ltd.	4,840
		37,538
Hotels, Restaurants & Leisure 0.3%
176	Carnival PLC	7,049
198	Cracker Barrel Old Country Store, Inc.	30,789
588	Crown Resorts Ltd.	5,050
28	Darden Restaurants, Inc.	3,144
2,400	Genting Singapore Ltd.	1,658
124	Las Vegas Sands Corp.	7,668
56	McDonald's Corp.	11,015
68	Six Flags Entertainment Corp.	2,869
34	Starbucks Corp.	2,875
87	Wyndham Destinations, Inc.	4,038
		76,155
NUMBER OF SHARES		VALUE
Household Durables 0.2%
983	Barratt Developments PLC	$8,037
162	Berkeley Group Holdings PLC	9,235
330	Persimmon PLC	9,733
200	Sekisui House Ltd.	4,338
47	Whirlpool Corp.	7,150
		38,493
Household Products 0.1%
149	Colgate-Palmolive Co.	10,221
74	Kimberly-Clark Corp.	9,833
91	Procter & Gamble Co.	11,331
		31,385
Independent Power and Renewable Electricity Producers 1.2%
666	AES Corp.	11,355
4,100	Clearway Energy, Inc. Class C	74,333
3,500	NextEra Energy Partners LP	184,450
		270,138
Industrial Conglomerates 0.1%
28	3M Co.	4,620
34	Honeywell International, Inc.	5,873
1,000	NWS Holdings Ltd.	1,490
		11,983
Insurance 0.4%
166	Ageas	9,561
165	AXA SA	4,359
156	CNA Financial Corp.	6,995
425	Hartford Financial Services Group, Inc.	24,259
217	MetLife, Inc.	10,153
200	MS&AD Insurance Group Holdings, Inc.	6,499
388	Power Corp. of Canada	8,979
154	Power Financial Corp.	3,601
87	SCOR SE	3,666
49	Sun Life Financial, Inc.	2,198
40	Swiss Re AG	4,188
46	Tokio Marine Holdings, Inc.	2,500
65	Travelers Cos., Inc.	8,519
208	UNIQA Insurance Group AG	1,998
		97,475
IT Services 0.2%
145	Automatic Data Processing, Inc.	23,523
83	IBM Corp.	11,100
447	Western Union Co.	11,202
		45,825
Machinery 0.4%
600	Amada Holdings Co. Ltd.	6,906
163	Caterpillar, Inc.	22,461
70	Cummins, Inc.	12,074
66	Dover Corp.	6,857
63	Illinois Tool Works, Inc.	10,621
133	PACCAR, Inc.	10,116

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

NUMBER OF SHARES		VALUE
58	Parker-Hannifin Corp.	$10,642
58	Timken Co.	2,842
		82,519
Media 0.4%
256	Comcast Corp. Class A	11,474
418	Eutelsat Communications SA	7,925
1,384	Interpublic Group of Cos., Inc.	30,102
428	Mediaset Espana Comunicacion SA	2,616
38	Meredith Corp.	1,432
1,186	NOS SGPS SA	7,044
152	Omnicom Group, Inc.	11,733
134	RTL Group SA	6,809
69	Sinclair Broadcast Group, Inc. Class A	2,749
		81,884
Metals & Mining 0.7%
186	Acerinox SA	1,738
5,002	Alumina Ltd.	7,827
239	Anglo American PLC	6,135
317	BHP Group Ltd.	7,856
36	BHP Group PLC	762
1,384	Fortescue Metals Group Ltd.	8,501
460	Franco-Nevada Corp.	44,606
305	Glencore PLC	919	*
187	Nucor Corp.	10,070
62	Reliance Steel & Aluminum Co.	7,195
171	Rio Tinto PLC	8,891
575	Rio Tinto PLC ADR	29,906
4,616	South32 Ltd.	8,114
223	Steel Dynamics, Inc.	6,770
		149,290
Mortgage Real Estate Investment 0.4%
432	AGNC Investment Corp.	7,366
1,001	Annaly Capital Management, Inc.	8,989
141	Apollo Commercial Real Estate Finance, Inc.	2,580
719	Blackstone Mortgage Trust, Inc. Class A	26,100
184	Chimera Investment Corp.	3,728
299	MFA Financial, Inc.	2,269
1,287	Starwood Property Trust, Inc.	31,660
		82,692
Multi-Utilities 1.3%
300	Ameren Corp.	23,310
210	CenterPoint Energy, Inc.	6,105
1,268	Dominion Energy, Inc.	104,673
150	DTE Energy Co.	19,098
557	Engie SA	9,315
725	NiSource, Inc.	20,329
4	NorthWestern Corp.	290
800	Sempra Energy	115,608
		298,728
NUMBER OF SHARES		VALUE
Multiline Retail 0.1%
1,712	Harvey Norman Holdings Ltd.	$4,827
172	Kohl's Corp.	8,817
1,119	Marks & Spencer Group PLC	2,631
93	Target Corp.	9,942
279	Wesfarmers Ltd.	7,647
		33,864
Oil, Gas & Consumable Fuels 4.0%
81	Chevron Corp.	9,407
167	ConocoPhillips	9,218
91	CVR Energy, Inc.	4,315
76	Delek U.S. Holdings, Inc.	3,036
109	Enbridge, Inc.	3,970
510	Eni SpA	7,719
43	HollyFrontier Corp.	2,362
46	Idemitsu Kosan Co. Ltd.	1,365
490	Inter Pipeline Ltd.	8,226
1,400	JXTG Holdings, Inc.	6,604
221	Occidental Petroleum Corp.	8,951
2,875	ONEOK, Inc.	200,761
925	Pembina Pipeline Corp.	32,566
2,500	Pembina Pipeline Corp.	87,900
109	Phillips 66	12,733
155	Plains GP Holdings LP Class A	2,877	*
498	Repsol SA	8,165
246	Royal Dutch Shell PLC Class A	7,116
6,300	Shell Midstream Partners LP	129,276
1,150	Suncor Energy, Inc.	34,144
242	Suncor Energy, Inc.	7,195
172	Tallgrass Energy LP	3,210
2,475	Targa Resources Corp.	96,228
144	TOTAL SA	7,570
126	Valero Energy Corp.	12,219
7,972	Williams Cos., Inc.	177,855
377	Woodside Petroleum Ltd.	8,368
		893,356
Paper & Forest Products 0.0%(a)
40	Domtar Corp.	1,456
271	UPM-Kymmene OYJ	8,807
		10,263
Personal Products 0.0%(a)
149	Unilever PLC	8,922
Pharmaceuticals 1.1%
63	AstraZeneca PLC	6,121
1,025	AstraZeneca PLC ADR	50,256
518	Bristol-Myers Squibb Co.	29,717
106	Eli Lilly & Co.	12,079
487	GlaxoSmithKline PLC	11,157
78	H Lundbeck A/S	2,660
321	Johnson & Johnson	42,385
145	Merck & Co., Inc.	12,566
115	Novartis AG	10,036
164	Orion OYJ Class B	7,269
840	Pfizer, Inc.	32,231
30	Roche Holding AG	9,026
107	Sanofi	9,859
200	Takeda Pharmaceutical Co. Ltd.	7,275
		242,637
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Professional Services 0.1%
112	Adecco Group AG	$6,639
422	RELX PLC	10,157
		16,796
Real Estate Management & Development 0.2%
548	Brookfield Property Partners LP	10,330
38	Daito Trust Construction Co. Ltd.	5,057
500	Kennedy-Wilson Holdings, Inc.	11,505
1,500	Kerry Properties Ltd.	4,862
200	Nomura Real Estate Holdings, Inc.	4,767
		36,521
Road & Rail 0.2%
500	CSX Corp.	35,135
600	Kyushu Railway Co.	19,891
		55,026
Semiconductors & Semiconductor Equipment 0.6%
500	ASM Pacific Technology Ltd.	7,000
35	Broadcom, Inc.	10,250
182	Intel Corp.	10,288
435	Maxim Integrated Products, Inc.	25,517
279	QUALCOMM, Inc.	22,443
59	Skyworks Solutions, Inc.	5,372
300	SUMCO Corp.	5,059
205	Texas Instruments, Inc.	24,188
100	Tokyo Electron Ltd.	20,442
		130,559
Software 0.2%
1,079	Avast PLC	5,798	(b)
225	Microsoft Corp.	32,258
		38,056
Specialty Retail 0.4%
64	Dick's Sporting Goods, Inc.	2,491
825	Foot Locker, Inc.	35,896
246	Home Depot, Inc.	57,707
1,235	Kingfisher PLC	3,315
		99,409
Technology Hardware, Storage & Peripherals 0.6%
350	Apple, Inc.	87,066
300	Canon, Inc.	8,228
367	HP, Inc.	6,375
124	NetApp, Inc.	6,929
165	Seagate Technology PLC	9,575
400	Seiko Epson Corp.	5,697
218	Xerox Holdings Corp.	7,397
		131,267
Textiles, Apparel & Luxury Goods 0.1%
150	Cie Financiere Richemont SA	11,799
26	Pandora A/S	1,279
		13,078
NUMBER OF SHARES		VALUE
Thrifts & Mortgage Finance 0.1%
179	Genworth MI Canada, Inc.	$7,230
248	TFS Financial Corp.	4,777
		12,007
Tobacco 0.2%
246	Altria Group, Inc.	11,018
322	Imperial Brands PLC	7,059
400	Japan Tobacco, Inc.	9,097	(c)
119	Philip Morris International, Inc.	9,692
120	Vector Group Ltd.	1,464
		38,330
Trading Companies & Distributors 0.4%
500	ITOCHU Corp.	10,515
1,200	Marubeni Corp.	8,510
300	Mitsubishi Corp.	7,678
500	Mitsui & Co. Ltd.	8,647
1,400	Sojitz Corp.	4,434
400	Sumitomo Corp.	6,530
200	Watsco, Inc.	35,260
		81,574
Transportation Infrastructure 0.1%
100	Aena SME SA	18,347	(b)
1,350	Sydney Airport	8,171
		26,518
Wireless Telecommunication Services 0.0%(a)
100	NTT DOCOMO, Inc.	2,755
Total Common Stocks (Cost $4,634,433)		5,270,418
Preferred Stocks 1.5%
Equity Real Estate Investment Trusts 1.5%
600	Ashford Hospitality Trust, Inc., Ser. F, 7.38%	13,134
1,579	Ashford Hospitality Trust, Inc., Ser. H, 7.50%	34,264
1,226	Brookfield Property REIT, Inc., Ser. A, 6.38%	30,920
156	Cedar Realty Trust, Inc., Ser. B, 7.25%	3,962
793	Colony Capital, Inc., Ser. J, 7.13%	18,858
300	Digital Realty Trust, Inc., Ser. L, 5.20%	7,800
764	Hersha Hospitality Trust, Ser. C, 6.88%	19,316
675	Hersha Hospitality Trust, Ser. D, 6.50%	16,686
1,000	Pebblebrook Hotel Trust, Ser. E, 6.38%	25,150
500	Pennsylvania Real Estate Investment Trust, Ser. D, 6.88%	10,890
800	PS Business Parks, Inc., Ser. U, 5.75%	20,240
550	PS Business Parks, Inc., Ser. V, 5.70%	13,937

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

NUMBER OF SHARES		VALUE
250	PS Business Parks, Inc., Ser. Z, 4.88%	$6,225	(d)
250	QTS Realty Trust, Inc., Ser. A, 7.13%	6,720
533	Rexford Industrial Realty, Inc., Ser. A, 5.88%	14,030
600	Saul Centers, Inc., Ser. D, 6.13%	15,932
NUMBER OF SHARES		VALUE
375	UMH Properties, Inc., Ser. D, 6.38%	$9,525
1,219	VEREIT, Inc., Ser. F, 6.70%	30,963
1,050	Vornado Realty Trust, Ser. K, 5.70%	26,596
Total Preferred Stocks (Cost $320,337)		325,148
PRINCIPAL AMOUNT		VALUE
Convertible Bonds 0.8%
Biotechnology 0.0%(a)
$10,000	BioMarin Pharmaceutical, Inc., 0.60%, due 8/1/2024	$10,002
Electronic Equipment, Instruments & Components 0.1%
25,000	Vishay Intertechnology, Inc., 2.25%, due 6/15/2025	24,634
Independent Power and Renewable Electricity Producers 0.1%
15,000	NextEra Energy Partners L.P., 1.50%, due 9/15/2020	15,687	(e)
Machinery 0.0%(a)
5,000	Fortive Corp., 0.88%, due 2/15/2022	4,933	(e)
Media 0.1%
25,000	Liberty Media Corp., 2.13%, due 3/31/2048	25,975	(e)
Metals & Mining 0.1%
20,000	Endeavour Mining Corp., 3.00%, due 2/15/2023	20,550	(e)
Oil, Gas & Consumable Fuels 0.1%
15,000	Golar LNG Ltd., 2.75%, due 2/15/2022	13,284
Software 0.3%
5,000	DocuSign, Inc., 0.50%, due 9/15/2023	5,872
5,000	Envestnet, Inc., 1.75%, due 6/1/2023	5,642
20,000	Guidewire Software, Inc., 1.25%, due 3/15/2025	23,854
25,000	SailPoint Technologies Holding, Inc., 0.13%, due 9/15/2024	24,113	(e)
5,000	Splunk, Inc., 0.50%, due 9/15/2023	5,429
		64,910
	Total Convertible Bonds (Cost $172,744)	179,975

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 12.4%
Agriculture 0.1%
$30,000	BAT Capital Corp., 4.54%, due 8/15/2047	$28,990
Auto Manufacturers 0.1%
15,000	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	16,203
Banks 3.1%
30,000	Banco Santander SA, 3.80%, due 2/23/2028	31,641
	Bank of America Corp.
35,000	2.74%, due 1/23/2022	35,277	(f)
100,000	3.71%, due 4/24/2028	106,995	(f)
30,000	3.97%, due 3/5/2029	32,673	(f)
	Citigroup, Inc.
115,000	3.89%, due 1/10/2028	123,775	(f)
20,000	3.52%, due 10/27/2028	21,076	(f)
	Goldman Sachs Group, Inc.
40,000	3.69%, due 6/5/2028	42,263	(f)
75,000	3.81%, due 4/23/2029	79,671	(f)
15,000	4.02%, due 10/31/2038	16,227	(f)
20,000	5.15%, due 5/22/2045	24,010
65,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	67,470	(f)(g)
30,000	JPMorgan Chase & Co., 3.88%, due 7/24/2038	32,926	(f)
70,000	Morgan Stanley, 3.59%, due 7/22/2028	73,990	(f)
		687,994
Beverages 0.5%
	Anheuser-Busch InBev Worldwide, Inc.
25,000	4.60%, due 4/15/2048	28,687
40,000	4.75%, due 4/15/2058	46,763
35,000	5.80%, due 1/23/2059	47,520
		122,970
Computers 0.6%
35,000	Apple, Inc., 4.65%, due 2/23/2046	43,826
65,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	70,667	(e)
30,000	HP Enterprise Co., 3.60%, due 10/15/2020	30,403
		144,896
Diversified Financial Services 0.7%
45,000	Avolon Holdings Funding Ltd., 3.95%, due 7/1/2024	46,719	(e)
100,000	Synchrony Financial, 2.85%, due 7/25/2022	101,162
		147,881
Electric 0.6%
	DTE Energy Co.
30,000	2.25%, due 11/1/2022	30,188	(d)
55,000	3.40%, due 6/15/2029	57,583

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$50,000	Evergy, Inc., 2.90%, due 9/15/2029	$50,277
		138,048
Food 0.5%
55,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	58,831	(e)
45,000	Kraft Heinz Foods Co., 3.75%, due 4/1/2030	45,993	(e)
10,000	Kroger Co., 5.40%, due 1/15/2049	11,859
		116,683
Healthcare—Products 0.8%
55,000	Abbott Laboratories, 3.75%, due 11/30/2026	60,261
55,000	DH Europe Finance II S.a.r.l., 3.40%, due 11/15/2049	56,484	(d)
60,000	Zimmer Biomet Holdings, Inc., 3.55%, due 4/1/2025	63,470
		180,215
Healthcare—Services 0.5%
	HCA, Inc.
25,000	4.13%, due 6/15/2029	26,499
45,000	5.25%, due 6/15/2049	49,828
30,000	UnitedHealth Group, Inc., 3.88%, due 8/15/2059	31,819
		108,146
Insurance 0.2%
35,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	37,523
Media 0.4%
	Comcast Corp.
20,000	4.00%, due 8/15/2047	22,105
45,000	4.95%, due 10/15/2058	58,068
		80,173
Mining 0.1%
30,000	Anglo American Capital PLC, 4.00%, due 9/11/2027	31,075	(e)
Miscellaneous Manufacturers 0.1%
15,000	General Electric Co., Ser. D, 5.00%, due 1/21/2021	14,467	(f)(g)
Oil & Gas 0.8%
20,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	23,429
25,000	Concho Resources, Inc., 4.88%, due 10/1/2047	28,220
35,000	Marathon Oil Corp., 4.40%, due 7/15/2027	37,608
	Occidental Petroleum Corp.
40,000	3.20%, due 8/15/2026	40,494
45,000	3.50%, due 8/15/2029	45,584
		175,335

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Pharmaceuticals 1.1%
$40,000	AbbVie, Inc., 4.70%, due 5/14/2045	$42,759
55,000	AstraZeneca PLC, 3.50%, due 8/17/2023	57,641
55,000	Cigna Corp., 4.80%, due 8/15/2038	62,440
	CVS Health Corp.
35,000	4.30%, due 3/25/2028	37,993
35,000	5.05%, due 3/25/2048	40,093
		240,926
Pipelines 1.1%
	Energy Transfer Operating L.P.
55,000	6.63%, due 2/15/2028	52,456	(f)(g)
30,000	6.25%, due 4/15/2049	36,046
45,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	47,923
45,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	52,753
35,000	MPLX L.P., 4.70%, due 4/15/2048	35,356
35,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	33,339
		257,873
Real Estate Investment Trusts 0.2%
45,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	44,964
Retail 0.2%
35,000	Walmart, Inc., 3.25%, due 7/8/2029	37,873
Telecommunications 0.7%
	AT&T, Inc.
15,000	4.35%, due 6/15/2045	15,778
45,000	5.45%, due 3/1/2047	54,331
35,000	4.50%, due 3/9/2048	37,395
40,000	Verizon Communications, Inc., 4.52%, due 9/15/2048	47,597
		155,101
	Total Corporate Bonds (Cost $2,548,219)	2,767,336
Mortgage-Backed Securities 14.1%
Collateralized Mortgage Obligations 4.3%
	Fannie Mae Connecticut Avenue Securities
230,000	Ser. 2017-C02, Class 2M2, (1M USD LIBOR + 3.65%), 5.47%, due 9/25/2029	241,130	(h)
45,000	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 4.82%, due 10/25/2029	46,830	(h)
120,000	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 4.67%, due 11/25/2029	123,411	(h)
75,000	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 4.02%, due 1/25/2030	75,883	(h)
120,000	Ser. 2017-C06, Class 1M2, (1M USD LIBOR + 2.65%), 4.47%, due 2/25/2030	122,539	(h)
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-DNA2, Class M2, (1M USD LIBOR + 3.45%), 5.27%, due 10/25/2029	265,450	(h)
85,974	OBX Trust, Ser. 2019-EXP2, Class 2A1A, (1M USD LIBOR + 0.90%), 2.72%, due 6/25/2059	85,976	(e)(h)
		961,219

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Ginnie Mae 4.0%
	Pass-Through Certificates
$140,000	3.00%, TBA, 30 Year Maturity	$144,083	(i)
325,000	3.50%, TBA, 30 Year Maturity	337,238	(i)
400,000	4.00%, TBA, 30 Year Maturity	415,818	(i)
		897,139
Uniform Mortgage-Backed Securities 5.8%
	Pass-Through Certificates
60,000	2.50%, TBA, 15 Year Maturity	60,647	(i)
420,000	3.00%, TBA, 30 Year Maturity	426,792	(i)
425,000	3.50%, TBA, 30 Year Maturity	436,388	(i)
340,000	4.00%, TBA, 30 Year Maturity	352,781	(i)
		1,276,608
	Total Mortgage-Backed Securities (Cost $3,110,864)	3,134,966
U.S. Treasury Obligations 22.4%
100,000	U.S. Treasury Bill, 2.34%, due 1/2/2020	99,732	(j)(k)
	U.S. Treasury Bonds
100,000	5.38%, due 2/15/2031	137,394	(k)
121,000	4.50%, due 2/15/2036	165,666
200,000	2.75%, due 8/15/2042	221,680
95,000	2.25%, due 8/15/2046	96,221
	U.S. Treasury Inflation-Indexed Notes/Bonds(l)
838,930	0.13%, due 4/15/2021	832,337	(k)
28,908	3.38%, due 4/15/2032	39,842
141,359	2.13%, due 2/15/2040-2/15/2041	186,847
327,372	0.75%, due 2/15/2042-2/15/2045	341,789
145,067	0.63%, due 2/15/2043	147,624
165,125	1.38%, due 2/15/2044	196,181
800,875	1.00%, due 2/15/2046-2/15/2048	888,007
132,854	0.88%, due 2/15/2047	142,912
	U.S. Treasury Notes
140,000	2.00%, due 1/15/2021-8/31/2021	140,886
450,000	2.88%, due 5/31/2025-8/15/2028	489,572	(k)
315,000	1.63%, due 2/15/2026	315,578
50,000	2.25%, due 2/15/2027	52,211
460,000	2.75%, due 2/15/2028	499,316	(k)
	Total U.S. Treasury Obligations (Cost $4,908,179)	4,993,795
U.S. Government Agency Securities 0.6%
95,000	Federal Home Loan Bank, 5.50%, due 7/15/2036 (Cost $133,783)	137,108
Asset-Backed Securities 2.9%
130,000	American Express Credit Account Master Trust, Ser. 2019-1, Class A, 2.87%, due 10/15/2024	133,247
170,000	Bear Stearns Asset-Backed Securities Trust, Ser. 2006-SD2, Class M2, (1M USD LIBOR + 0.80%), 2.62%, due 6/25/2036	170,876	(h)
111,863	Hyundai Auto Lease Securitization Trust, Ser. 2019-A, Class A2, 2.92%, due 7/15/2021	112,453	(e)
76,211	Verizon Owner Trust, Ser. 2017-1A, Class A, 2.06%, due 9/20/2021	76,210	(e)
150,000	World Omni Auto Receivables Trust, Ser. 2019-A, Class A3, 3.04%, due 5/15/2024	153,151
	Total Asset-Backed Securities (Cost $623,131)	645,937

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

NUMBER OF UNITS		VALUE
Master Limited Partnerships 3.8%
Hotels, Restaurants & Leisure 0.6%
2,500	Cedar Fair LP	$139,425
Oil, Gas & Consumable Fuels 3.2%
16,000	Energy Transfer Equity LP	201,440
8,000	Enterprise Products Partners LP	208,240
1,300	EQM Midstream Partners LP	38,844
2,575	NuStar Energy LP	71,739
9,000	Western Midstream Partners LP	191,340
		711,603
	Total Master Limited Partnerships (Cost $1,071,336)	851,028
NUMBER OF SHARES
Exchange-Traded Funds 1.6%
12,819	SPDR Bloomberg Barclays Short Term High Yield Bond ETF (Cost $351,342)	343,421
Investment Companies(m) 15.4%
74,432	Neuberger Berman Emerging Markets Debt Fund Institutional Class	642,347	(n)
133,592	Neuberger Berman Floating Rate Income Fund Institutional Class	1,275,804	(n)
176,166	Neuberger Berman High Income Bond Fund Class R6	1,504,459	(n)
	Total Investment Companies (Cost $3,462,730)	3,422,610
	Total Options Purchased(o) 0.0%(a) (Cost $3,161)	2,713
Short-Term Investments 10.5%
Investment Companies 10.5%
2,346,951	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(p) (Cost $2,346,951)	2,346,951	(n)
	Total Investments 109.7% (Cost $23,687,210)	24,421,406
	Liabilities Less Other Assets (9.7)%	(2,149,815	)(q)
	Net Assets 100.0%	$22,271,591

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2019 amounted to $44,783, which represents 0.2% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  When-issued security. Total value of all such securities at October 31, 2019 amounted to $92,897, which represents 0.4% of net assets of the Fund.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $619,182, which represents 2.8% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(f)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(g)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(h)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2019 amounted to $2,173,747, which represents 9.8% of net assets of the Fund.

(j)  Rate shown was the discount rate at the date of purchase.

(k)  All or a portion of the security is pledged as collateral for futures and/or options written.

(l)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(m)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(n)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts, options written, when-issued securities, swaps, and/or delayed delivery securities with a total value of $5,769,561.

(o)  See "Purchased option contracts" under Derivative Instruments.

(p)  Represents 7-day effective yield as of October 31, 2019.

(q)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	2	ASX SPI 200 Index	$228,830	$(621)
12/2019	3	Canadian Bond, 10 Year	323,529	(4,343)
12/2019	6	Euro-Bund	1,149,383	(28,353)
12/2019	2	Euro-OAT	375,588	(3,168)
12/2019	6	MSCI Emerging Markets Index	312,420	4,950
12/2019	3	Russell 2000 E-Mini Index	234,510	12,960
12/2019	1	S&P 500 E-Mini Index	151,790	1,398
12/2019	1	S&P/TSX 60 Index	149,556	(2,045)
12/2019	2	TOPIX Index	309,010	14,724
12/2019	6	U.S. Treasury Long Bond	968,250	(26,615)
12/2019	3	U.S. Treasury Note, 2 Year	646,805	(1,109)
12/2019	2	U.S. Treasury Note, 5 Year	238,406	(885)
12/2019	13	U.S. Treasury Note, 10 Year	1,693,859	(16,991)
Total Long Positions			$6,781,936	$(50,098)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	4	Euro-Bund	$(766,255)	$20,780
12/2019	7	Euro STOXX 50 Index	(281,758)	(8,120)
12/2019	4	FTSE 100 Index	(375,444)	2,331
12/2019	2	MSCI EAFE Index	(195,720)	(10,538)
12/2019	8	MSCI Emerging Markets Index	(416,560)	(18,876)
12/2019	1	Nikkei 225 Index	(212,520)	(9,075)
12/2019	6	U.S. Treasury Long Bond	(968,250)	20,286
12/2019	2	U.S. Treasury Note, 5 Year	(238,406)	403
12/2019	2	U.S. Treasury Note, Ultra 10 Year	(284,219)	3,481
12/2019	5	U.S. Treasury Ultra Long Bond	(948,750)	15,859
Total Short Positions			$(4,687,882)	$16,531
Total Futures				$(33,567)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

At October 31, 2019, the Fund had $318,396 deposited in a segregated account to cover margin requirements on open futures.

The Fund had securities pledged in the amount of $99,732 to cover collateral requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $7,740,037 for long positions and $(4,588,099) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
65,361	AUD	44,187	USD	CITI	1/22/2020	$959
84,265	AUD	57,406	USD	CITI	1/22/2020	799
2,038,331	AUD	1,378,798	USD	GSI	1/22/2020	29,132
46,345	AUD	31,860	USD	RBC	1/22/2020	152
115,029	AUD	77,814	USD	SG	1/22/2020	1,640
807,150	BRL	195,526	USD	GSI	1/22/2020	4,855
772,137	BRL	187,612	USD	GSI	1/22/2020	4,076
1,499,052	CAD	1,127,641	USD	CITI	1/22/2020	11,009
164,550	CAD	123,804	USD	CITI	1/22/2020	1,185
139,516	CAD	105,638	USD	CITI	1/22/2020	336
78,069	CAD	59,291	USD	CITI	1/22/2020	8
27,891	CAD	21,099	USD	GSI	1/22/2020	87
688,453	CAD	517,879	USD	SG	1/22/2020	5,056
59,109	USD	77,176	CAD	GSI	1/22/2020	488
80,658	USD	105,629	CAD	RBC	1/22/2020	424
410,451	CHF	417,121	USD	CITI	1/22/2020	1,602
60,447	CHF	61,591	USD	CITI	1/22/2020	74
624,527	CHF	635,263	USD	GSI	1/22/2020	1,850
19,730	CHF	19,947	USD	GSI	1/22/2020	180
14,343	CHF	14,621	USD	RBC	1/22/2020	11
11,979	CHF	12,139	USD	SSB	1/22/2020	80
565	USD	407,806	CLP	GSI	1/22/2020	14
1,407,370	CZK	60,016	USD	CITI	1/22/2020	1,578
2,119,387	CZK	90,479	USD	SSB	1/22/2020	2,276
81,197	EUR	90,729	USD	CITI	1/22/2020	334
90,656	EUR	100,343	USD	GSI	1/22/2020	1,328
51,194	EUR	56,708	USD	GSI	1/22/2020	707
27,489	EUR	30,635	USD	GSI	1/22/2020	194
1,713,301	EUR	1,896,340	USD	JPM	1/22/2020	25,141
110,554	EUR	122,288	USD	RBC	1/22/2020	1,699
300,978	EUR	332,641	USD	SCB	1/22/2020	4,908
42,688	EUR	47,761	USD	SSB	1/22/2020	113
23,277	GBP	29,547	USD	GSI	1/22/2020	685
46,101	GBP	59,281	USD	GSI	1/22/2020	594

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
822,269	GBP	1,008,907	USD	JPM	1/22/2020	$59,039
437,226	GBP	535,755	USD	RBC	1/22/2020	32,105
103,937	GBP	127,378	USD	SG	1/22/2020	7,613
13,934	GBP	17,971	USD	SCB	1/22/2020	127
25,220,218	HUF	83,362	USD	GSI	1/22/2020	2,623
7,023,912	JPY	65,254	USD	CITI	1/22/2020	137
7,805,058	JPY	72,287	USD	GSI	1/22/2020	376
5,954,699	JPY	55,187	USD	RBC	1/22/2020	250
8,471,939	JPY	78,250	USD	SSB	1/22/2020	622
6,866,510	JPY	63,535	USD	SSB	1/22/2020	391
307,924	USD	32,693,724	JPY	GSI	1/22/2020	3,553
429,794	USD	45,612,967	JPY	JPM	1/22/2020	5,147
138,928	USD	14,748,487	JPY	SG	1/22/2020	1,623
92,063	USD	9,779,848	JPY	SSB	1/22/2020	1,015
2,868,721	MXN	144,353	USD	SSB	1/22/2020	3,025
59,464	USD	1,157,438	MXN	GSI	1/22/2020	2
113,563	NOK	12,340	USD	GSI	1/22/2020	15
488,848	USD	4,465,513	NOK	JPM	1/22/2020	3,018
292,050	USD	2,668,040	NOK	SCB	1/22/2020	1,778
42,812	USD	390,254	NOK	SSB	1/22/2020	354
69,404	USD	636,662	NOK	SSB	1/22/2020	138
2,064,567	NZD	1,306,871	USD	CITI	1/22/2020	18,698
118,718	NZD	75,472	USD	CITI	1/22/2020	751
1,002,268	NZD	634,857	USD	GSI	1/22/2020	8,656
42,339	NZD	26,876	USD	GSI	1/22/2020	308
54,876	NZD	34,865	USD	SCB	1/22/2020	369
33,687	USD	52,419	NZD	RBC	1/22/2020	31
331,475	PLN	84,146	USD	CITI	1/22/2020	2,662
656,578	SEK	67,276	USD	CITI	1/22/2020	1,038
610,438	SEK	63,161	USD	GSI	1/22/2020	352
5,606,265	SEK	570,393	USD	RBC	1/22/2020	12,913
2,709,762	SEK	275,574	USD	SCB	1/22/2020	6,364
765,236	SEK	79,418	USD	SCB	1/22/2020	201
17,711,647	SEK	1,804,622	USD	SSB	1/22/2020	38,192
58,665	USD	563,519	SEK	SSB	1/22/2020	34
166,800	TRY	27,726	USD	GSI	1/22/2020	838
172,820	TRY	28,677	USD	SSB	1/22/2020	918
121,831	USD	1,809,230	ZAR	GSI	1/22/2020	3,355
839,826	ZAR	54,418	USD	CITI	1/22/2020	578
463,004	ZAR	29,934	USD	GSI	1/22/2020	386
Total unrealized appreciation						$323,169

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
59,444	USD	86,114	AUD	CITI	1/22/2020	$(37)
29,540	USD	43,000	AUD	CITI	1/22/2020	(161)
58,785	USD	85,698	AUD	GSI	1/22/2020	(409)
57,602	USD	84,243	AUD	GSI	1/22/2020	(587)
763,617	USD	1,129,024	AUD	JPM	1/22/2020	(16,231)
492,397	USD	728,139	AUD	RBC	1/22/2020	(10,549)
39,322	USD	57,445	AUD	SCB	1/22/2020	(357)
216,142	USD	319,756	AUD	SCB	1/22/2020	(4,722)
60,869	USD	88,911	AUD	SSB	1/22/2020	(544)
57,492	USD	85,030	AUD	SSB	1/22/2020	(1,241)
93,575	USD	138,213	AUD	SSB	1/22/2020	(1,892)
13,641	USD	56,066	BRL	GSI	1/22/2020	(278)
52,030	USD	214,783	BRL	GSI	1/22/2020	(1,292)
55,836	CAD	42,709	USD	CITI	1/22/2020	(297)
701,852	USD	933,383	CAD	GSI	1/22/2020	(7,126)
456,329	USD	606,988	CAD	JPM	1/22/2020	(4,727)
182,201	USD	242,265	CAD	RBC	1/22/2020	(1,818)
53,514	USD	71,165	CAD	SCB	1/22/2020	(542)
883,181	USD	1,173,576	CAD	SSB	1/22/2020	(8,244)
16,811	USD	16,591	CHF	CITI	1/22/2020	(114)
59,881	USD	58,950	CHF	CITI	1/22/2020	(257)
35,687	USD	35,039	CHF	GSI	1/22/2020	(58)
82,530	USD	81,777	CHF	GSI	1/22/2020	(895)
34,676	USD	34,099	CHF	JPM	1/22/2020	(111)
685,221	USD	673,681	CHF	RBC	1/22/2020	(2,037)
512,092	USD	503,256	CHF	SG	1/22/2020	(1,306)
47,001	USD	46,475	CHF	SCB	1/22/2020	(411)
129,848	USD	127,767	CHF	SCB	1/22/2020	(493)
83,465	USD	82,166	CHF	SSB	1/22/2020	(357)
408,134	CLP	567	USD	CITI	1/22/2020	(15)
1,613	USD	37,815	CZK	GSI	1/22/2020	(42)
60,449	EUR	67,919	USD	CITI	1/22/2020	(125)
56,025	USD	50,474	EUR	CITI	1/22/2020	(582)
57,034	USD	51,559	EUR	CITI	1/22/2020	(790)
1,023,766	USD	926,569	EUR	CITI	1/22/2020	(15,388)
59,819	USD	53,377	EUR	GSI	1/22/2020	(44)
28,737	USD	25,687	EUR	GSI	1/22/2020	(71)
64,444	USD	58,063	EUR	GSI	1/22/2020	(674)
9,987	USD	9,024	EUR	SG	1/22/2020	(134)
77,664	USD	69,536	EUR	SSB	1/22/2020	(321)
118,203	USD	106,569	EUR	SSB	1/22/2020	(1,315)
1,874,665	USD	1,693,556	EUR	SSB	1/22/2020	(24,671)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
52,560	USD	40,708	GBP	CITI	1/22/2020	$(311)
641,968	USD	524,073	GBP	CITI	1/22/2020	(38,687)
39,474	USD	31,902	GBP	GSI	1/22/2020	(1,960)
412,438	USD	336,503	GBP	GSI	1/22/2020	(24,605)
295,698	USD	241,404	GBP	SCB	1/22/2020	(17,832)
293,747	USD	238,513	GBP	SSB	1/22/2020	(16,029)
83,304	USD	25,224,510	HUF	CITI	1/22/2020	(2,695)
29,884	USD	9,028,528	HUF	SSB	1/22/2020	(897)
5,939,844	JPY	55,719	USD	CITI	1/22/2020	(420)
43,467,319	JPY	409,143	USD	CITI	1/22/2020	(4,471)
4,672,114	JPY	44,001	USD	RBC	1/22/2020	(504)
52,884,949	JPY	497,923	USD	SCB	1/22/2020	(5,576)
45,852,998	JPY	430,865	USD	SSB	1/22/2020	(3,983)
57,958	USD	6,276,783	JPY	GSI	1/22/2020	(478)
29,870	USD	35,641,805	KRW	GSI	1/22/2020	(641)
29,780	USD	35,485,855	KRW	SSB	1/22/2020	(597)
307,879	USD	6,111,703	MXN	CITI	1/22/2020	(6,103)
74,946	USD	1,490,930	MXN	GSI	1/22/2020	(1,649)
10,731,224	NOK	1,175,381	USD	CITI	1/22/2020	(7,865)
522,689	NOK	57,178	USD	GSI	1/22/2020	(311)
1,526,339	NOK	167,149	USD	GSI	1/22/2020	(1,089)
646,397	NOK	70,752	USD	RBC	1/22/2020	(426)
2,651,297	NOK	290,390	USD	RBC	1/22/2020	(1,940)
2,030,667	NOK	222,412	USD	SG	1/22/2020	(1,483)
1,135,353	NOK	124,416	USD	SSB	1/22/2020	(894)
50,703	USD	80,123	NZD	CITI	1/22/2020	(740)
590,008	USD	931,093	NZD	JPM	1/22/2020	(7,806)
412,034	USD	650,764	NZD	RBC	1/22/2020	(5,794)
358,841	USD	566,486	NZD	SG	1/22/2020	(4,876)
715,827	USD	1,131,063	NZD	SCB	1/22/2020	(10,379)
91,386	USD	144,305	NZD	SSB	1/22/2020	(1,266)
84,115	USD	331,456	PLN	GSI	1/22/2020	(2,687)
109,151	SEK	11,385	USD	RBC	1/22/2020	(28)
97,441	USD	944,071	SEK	CITI	1/22/2020	(785)
1,170,031	USD	11,499,648	SEK	CITI	1/22/2020	(26,454)
1,131,373	USD	11,113,824	SEK	GSI	1/22/2020	(24,969)
86,424	USD	849,495	SEK	JPM	1/22/2020	(1,962)
90,503	USD	889,331	SEK	SG	1/22/2020	(2,027)
15,322	USD	150,610	SEK	SSB	1/22/2020	(348)
25,632	USD	394,070	ZAR	SSB	1/22/2020	(174)
900,001	ZAR	59,882	USD	GSI	1/22/2020	(946)
	Total unrealized depreciation					$(343,952)
	Total net unrealized depreciation					$(20,783)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

For the year ended October 31, 2019, the Fund's investments in forward contracts had an average notional value of $52,045,741.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2019, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps—Long(b)

Counterparty	Reference Entity	Effective Variable Rate(d)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBJICY	0.11%	0.20%	3M JPY LIBOR	T/3M	9/28/2020	$8,318
GSI	GSCBNBEU	(0.48)%	(0.05)%	3M EURIBOR	T/3M	5/23/2020	8,973
GSI	GSCBNBEU	(0.63)%	(0.20)%	3M EURIBOR	T/3M	5/23/2020	3,266

Total	$20,557

(a)  The following tables represent required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBJICY
Hitachi Metals Ltd.	1,086	JPY	859,568	$281	3.4%
Ebara Corp.	458		858,247	281	3.4%
IHI Corp.	546		852,496	279	3.4%
JGC Holdings Corp.	925		848,376	278	3.3%
THK Co Ltd.	464		847,681	278	3.3%
FANUC Corp.	67		832,857	273	3.3%
Toshiba Corp.	388		831,133	272	3.3%
Omron Corp.	223		824,981	270	3.2%
Kawasaki Heavy Industries Ltd.	537		814,536	267	3.2%
NGK Insulators Ltd.	835		807,446	264	3.2%
Yaskawa Electric Corp.	333		806,490	264	3.2%
Amada Holdings Co. Ltd.	1,119		804,572	263	3.2%
SMC Corp./Japan	29		802,200	263	3.2%
Hitachi Construction Machinery Co. Ltd.	491		802,048	263	3.2%
Mitsubishi Electric Corp.	885		797,342	261	3.1%
NTN Corp.	4,059		796,113	261	3.1%
Nippon Steel Corp.	864		795,745	260	3.1%
Nabtesco Corp.	391		792,241	259	3.1%
JFE Holdings Inc.	994		785,994	257	3.1%
Kajima Corp.	906		784,532	257	3.1%
Sumitomo Heavy Industries Ltd.	395		775,478	254	3.0%
Keyence Corp.	19		774,194	253	3.0%
Obayashi Corp.	1,193		772,887	253	3.0%
Maruichi Steel Tube Ltd.	447		770,901	252	3.0%
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBJICY (cont'd)
Komatsu Ltd.	517	JPY	765,708	$251	3.0%
Taisei Corp.	307		764,838	250	3.0%
Shimizu Corp.	1,296		760,495	249	3.0%
Kobe Steel Ltd.	2,228		757,939	248	3.0%
Yokogawa Electric Corp.	650		751,120	246	2.9%
Hitachi Ltd.	318		748,556	245	2.9%
Mitsubishi Heavy Industries Ltd.	293		746,915	244	2.9%
Kinden Corp.	785		742,413	243	2.9%
		JPY	25,476,042	$8,339
Accrued Net Interest Receivable/(Payable)				(21)
				$8,318
Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU
CNH Industrial NV	32	EUR	2,495	$212	2.4%
Ferrovial SA	12		2,449	208	2.3%
OMV AG	6		2,419	206	2.3%
Fiat Chrysler Automobiles NV	22		2,411	205	2.3%
RWE AG	11		2,395	203	2.3%
Volkswagen AG	2		2,366	201	2.3%
Engie SA	20		2,363	201	2.3%
Merck KGaA	3		2,360	201	2.2%
Hannover Rueck SE	2		2,356	200	2.2%
Intesa Sanpaolo SpA	132		2,340	199	2.2%
Veolia Environnement SA	13		2,340	199	2.2%
Edenred	6		2,331	198	2.2%
Porsche Automobil Holding SE	4		2,316	197	2.2%
Ageas	6		2,286	194	2.2%
Solvay SA	3		2,283	194	2.2%
AP Moller—Maersk A/S	—		2,250	191	2.2%
Assicurazioni Generali SpA	16		2,250	191	2.2%
UniCredit SpA	25		2,225	189	2.1%
Fortum Oyj	13		2,211	188	2.1%
Daimler AG	5		2,205	187	2.1%
Credit Agricole SA	23		2,164	184	2.1%
Bayerische Motoren Werke AG	4		2,162	184	2.1%
Akzo Nobel NV	3		2,146	182	2.1%
Endesa SA	11		2,130	181	2.0%
Koninklijke DSM NV	2		2,121	180	2.0%
ING Groep NV	26		2,070	176	2.0%

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU (cont'd)
Koninklijke KPN NV	93	EUR	2,050	$174	2.0%
Societe Generale SA	10		2,046	174	2.0%
Brenntag AG	6		2,007	171	1.9%
Galp Energia SGPS SA	18		2,005	170	1.9%
Repsol SA	17		1,998	170	1.9%
Deutsche Bank AG	39		1,998	170	1.9%
Erste Group Bank AG	8		1,965	167	1.9%
HeidelbergCement AG	4		1,950	166	1.9%
Atos SE	4		1,940	165	1.8%
ACS Actividades de Construccion y Servic	7		1,931	164	1.8%
Sodexo SA	2		1,919	163	1.8%
Telefonica SA	35		1,896	161	1.8%
NN Group NV	7		1,880	160	1.8%
Banco Bilbao Vizcaya Argentaria SA	50		1,876	159	1.8%
Aegon NV	61		1,863	158	1.8%
CaixaBank SA	91		1,850	157	1.8%
ArcelorMittal	18		1,849	157	1.8%
Red Electrica Corp. SA	13		1,824	155	1.7%
Naturgy Energy Group SA	9		1,820	155	1.7%
Renault SA	5		1,809	154	1.7%
Carrefour SA	15		1,807	154	1.7%
Banco Santander SA	62		1,774	151	1.7%
ABN AMRO Bank NV	13		1,772	151	1.7%
Electricite de France SA	21		1,528	130	1.4%
		EUR	104,801	$8,907
Accrued Net Interest Receivable/(Payable)				66
				$8,973
Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU
CNH Industrial NV	16	EUR	1,260	$77	2.4%
Ferrovial SA	6		1,237	75	2.3%
OMV AG	3		1,222	74	2.3%
Fiat Chrysler Automobiles NV	11		1,217	74	2.3%
RWE AG	6		1,209	74	2.3%
Volkswagen AG	1		1,195	73	2.3%
Engie SA	10		1,193	73	2.3%
Merck KGaA	1		1,192	73	2.2%
Hannover Rueck SE	1		1,190	72	2.2%
Intesa Sanpaolo SpA	67		1,181	72	2.2%

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBEU (cont'd)
Veolia Environnement SA	6	EUR	1,181	$72	2.2%
Edenred	3		1,177	72	2.2%
Porsche Automobil Holding SE	2		1,169	71	2.2%
Ageas	3		1,154	70	2.2%
Solvay SA	1		1,153	70	2.2%
AP Moller—Maersk A/S	—		1,136	69	2.1%
Assicurazioni Generali SpA	8		1,136	69	2.1%
UniCredit SpA	13		1,123	68	2.1%
Fortum Oyj	6		1,117	68	2.1%
Daimler AG	3		1,113	68	2.1%
Credit Agricole SA	12		1,093	67	2.1%
Bayerische Motoren Werke AG	2		1,092	66	2.1%
Akzo Nobel NV	2		1,084	66	2.1%
Endesa SA	6		1,076	65	2.0%
Koninklijke DSM NV	1		1,071	65	2.0%
ING Groep NV	13		1,045	64	2.0%
Koninklijke KPN NV	47		1,035	63	2.0%
Societe Generale SA	5		1,033	63	2.0%
Brenntag AG	3		1,013	62	1.9%
Galp Energia SGPS SA	9		1,013	62	1.9%
Repsol SA	9		1,009	61	1.9%
Deutsche Bank AG	20		1,009	61	1.9%
Erste Group Bank AG	4		992	60	1.9%
HeidelbergCement AG	2		985	60	1.9%
Atos SE	2		980	60	1.9%
ACS Actividades de Construccion y Servic	3		975	59	1.8%
Sodexo SA	1		969	59	1.8%
Telefonica SA	18		957	58	1.8%
NN Group NV	4		949	58	1.8%
Banco Bilbao Vizcaya Argentaria SA	25		947	58	1.8%
Aegon NV	31		941	57	1.8%
CaixaBank SA	46		934	57	1.8%
ArcelorMittal	9		933	57	1.8%
Red Electrica Corp SA	6		921	56	1.7%
Naturgy Energy Group SA	5		919	56	1.7%
Renault SA	3		914	56	1.7%
Carrefour SA	7		912	56	1.7%
Banco Santander SA	31		896	54	1.7%
ABN AMRO Bank NV	7		895	54	1.7%
Electricite de France SA	10		772	47	1.5%
		EUR	52,919	$3,221
Accrued Net Interest Receivable/(Payable)				45
				$3,266
Total Return Basket Swaps, at Value				$20,557

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Over-the-counter total return basket swaps—Short(c)

Counterparty	Reference Entity	Effective Variable Rate(d)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
JPM	JPNBEDFN	(0.57)%	(0.15)%	3M EURIBOR	3M/T	5/22/2020	$(6,707)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBEDFN
Merck KGaA	11	EUR	3,495	$(152)	2.3%
Novo Nordisk A/S	23		3,479	(152)	2.3%
Sanofi	13		3,380	(148)	2.2%
Munich Re	4		3,363	(147)	2.2%
Legrand SA	15		3,338	(145)	2.2%
MTU Aero Engines AG	4		3,317	(144)	2.2%
Koninklijke Ahold Delhaize NV	48		3,315	(144)	2.2%
Deutsche Boerse AG	8		3,292	(143)	2.2%
Iberdrola SA	115		3,245	(142)	2.1%
Endesa SA	43		3,259	(142)	2.1%
Enel SpA	151		3,227	(141)	2.1%
Air Liquide SA	9		3,211	(140)	2.1%
Henkel AG & Co KGaA	11		3,189	(140)	2.1%
KBC Group NV	16		3,185	(139)	2.1%
Neste Oyj	32		3,182	(139)	2.1%
Pernod Ricard SA	6		3,176	(139)	2.1%
L'Oreal SA	4		3,155	(137)	2.1%
Bayerische Motoren Werke AG	15		3,112	(136)	2.0%
Terna Rete Elettrica Nazionale SpA	171		3,103	(135)	2.0%
Red Electrica Corp. SA	55		3,091	(135)	2.0%
Hermes International	2		3,079	(134)	2.0%
UCB SA	14		3,077	(134)	2.0%
Coloplast A/S	9		3,070	(134)	2.0%
Wolters Kluwer NV	15		3,063	(134)	2.0%
Continental AG	9		3,061	(134)	2.0%
Industria de Diseno Textil SA	36		3,058	(134)	2.0%
Kerry Group PLC	9		3,052	(133)	2.0%
Allianz SE	4		3,039	(133)	2.0%
LVMH Moet Hennessy Louis Vuitton SE	3		3,038	(133)	2.0%
AXA SA	42		3,019	(132)	2.0%
Airbus SE	8		3,000	(131)	2.0%
adidas AG	3		2,999	(131)	2.0%
Snam SpA	210		2,975	(129)	2.0%

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Reference Entity	Shares	Notional Amount		Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBEDFN (cont'd)
Kering SA	2	EUR	2,962	$(129)	1.9%
Unilever NV	18		2,960	(129)	1.9%
Danone SA	13		2,959	(129)	1.9%
Michelin	9		2,952	(129)	1.9%
Dassault Systemes SE	7		2,948	(128)	1.9%
ING Groep NV	94		2,947	(128)	1.9%
E.ON SE	105		2,901	(127)	1.9%
Sodexo SA	9		2,898	(126)	1.9%
Orsted A/S	12		2,881	(126)	1.9%
TOTAL SA	19		2,841	(124)	1.9%
Aena SME SA	6		2,838	(124)	1.9%
Vestas Wind Systems A/S	12		2,811	(123)	1.8%
Heineken NV	10		2,782	(121)	1.8%
Amadeus IT Group SA	14		2,764	(120)	1.8%
Sampo Oyj	24		2,646	(116)	1.7%
Thales SA	9		2,534	(111)	1.7%
Publicis Groupe SA	21		2,411	(105)	1.6%
Other securities	3		48	(2)	0.0%
		EUR	152,727	$(6,663)
Accrued Net Interest Receivable/(Payable)				(44)
Total Return Basket Swaps, at Value				$(6,707)

(b)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(d)  Effective rate at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2019, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	CSI 300 Net Return Index	CNY	257,037	2/19/2020	0.44%	(3.00)%	6M CNH HIBOR	T/6M(d)	$941	$(32)	$909
JPM	CSI 300 Net Return Index	CNY	82,301	2/19/2020	0.66%	(2.50)%	6M CNH HIBOR	T/6M(d)	101	(4)	97
CITI	S&P 500 Financials Sector Total Return Index	USD	127,153	4/24/2020	2.20%	0.20%	3M USD LIBOR	T/3M	5,612	(126)	5,486
CITI	S&P 500 Equal Weighted Consumer Staples Sector Total Return Index	USD	214,626	8/14/2020	2.17%	0.17%	3M USD LIBOR	T/3M	9,556	(209)	9,347
CITI	S&P 500 Equal Weighted Industrials USD Total Return Index	USD	220,615	8/14/2020	2.15%	0.15%	3M USD LIBOR	T/3M	20,443	(202)	20,241
CITI	S&P 500 Equal Weighted Materials USD Total Return Index	USD	210,992	8/14/2020	2.14%	0.14%	3M USD LIBOR	T/3M	11,551	(200)	11,351
CITI	S&P 500 Equal Weighted Utilities Sector Total Return Index	USD	214,192	8/14/2020	2.10%	0.10%	3M USD LIBOR	T/3M	13,281	(198)	13,083
Total									$61,485	$(971)	$60,514

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Over-the-counter total return swaps—Short(b)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	S&P 500 Utilities Sector Total Return Index	USD	(115,694)	4/29/2020	1.95%	(0.05)%	3M USD LIBOR	3M/T	$(7,020)	$99	$(6,921)
CITI	S&P 500 Consumer Staples Sector Total Return Index	USD	(211,350)	8/14/2020	2.10%	0.10%	3M USD LIBOR	3M/T	(9,670)	199	(9,471)
CITI	S&P 500 Industrial Sector Total Return Index	USD	(214,783)	8/14/2020	2.08%	0.08%	3M USD LIBOR	3M/T	(16,241)	194	(16,047)
CITI	S&P 500 Materials Sector Total Return Index	USD	(208,752)	8/14/2020	2.07%	0.07%	3M USD LIBOR	3M/T	(10,314)	193	(10,121)
CITI	S&P 500 Utilities Total Return Index	USD	(218,141)	8/14/2020	1.95%	(0.05)%	3M USD LIBOR	3M/T	(15,164)	186	(14,978)
GSI	MSCI US REIT Total Return Index	USD	(112,943)	10/8/2020	2.10%	0.10%	3M USD LIBOR	3M/T	(2,034)	109	(1,925)
Total									$(60,443)	$980	$(59,463)

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity.

(c)  Effective rate at October 31, 2019.

(d)  Payment in CNH.

For the year ended October 31, 2019, the average notional value of total return basket swaps and total return swaps was $591,749 for long positions and $(546,426) for short positions.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Purchased option contracts ("options purchased")

At October 31, 2019, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	13	$394,888	$325	11/6/2019	$—	(a)(b)
S&P 500 Mini Index	35	1,063,160	330	11/6/2019	—	(a)(b)
S&P 500 Mini Index	15	455,640	335	11/13/2019	1,500
S&P 500 Mini Index	34	1,032,784	330	11/13/2019	—	(a)(b)
S&P 500 Mini Index	15	455,640	330	11/20/2019	—	(a)(b)
S&P 500 Mini Index	18	546,768	335	11/20/2019	36
S&P 500 Mini Index	15	455,640	335	11/27/2019	45
Total calls					$1,581
Puts
Index
S&P 500 Mini Index	17	$516,392	$265	11/6/2019	$—	(a)(b)
S&P 500 Mini Index	34	1,032,784	270	11/6/2019	—	(a)(b)
S&P 500 Mini Index	16	486,016	274	11/13/2019	104
S&P 500 Mini Index	33	1,002,408	270	11/13/2019	148
S&P 500 Mini Index	17	516,392	274	11/20/2019	272
S&P 500 Mini Index	16	486,016	270	11/20/2019	192
S&P 500 Mini Index	16	486,016	274	11/27/2019	416
Total puts					$1,132
Total options purchased (cost $3,161)					$2,713

(a)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	13	$(394,888)	$299	11/6/2019	$(6,747)
S&P 500 Mini Index	35	(1,063,160)	305	11/6/2019	(2,870)
S&P 500 Mini Index	15	(455,640)	309	11/13/2019	(533)
S&P 500 Mini Index	34	(1,032,784)	306	11/13/2019	(3,723)
S&P 500 Mini Index	15	(455,640)	306	11/20/2019	(2,580)
S&P 500 Mini Index	18	(546,768)	310	11/20/2019	(1,008)
S&P 500 Mini Index	15	(455,640)	310	11/27/2019	(1,297)
Total calls					$(18,758)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Mini Index	17	$(516,392)	$287	11/6/2019	$(59)
S&P 500 Mini Index	18	(546,768)	294	11/6/2019	(171)
S&P 500 Mini Index	16	(486,016)	295	11/6/2019	(200)
S&P 500 Mini Index	16	(486,016)	294	11/13/2019	(752)
S&P 500 Mini Index	17	(516,392)	295	11/13/2019	(927)
S&P 500 Mini Index	16	(486,016)	299	11/13/2019	(1,600)
S&P 500 Mini Index	16	(486,016)	294	11/20/2019	(1,552)
S&P 500 Mini Index	17	(516,392)	299	11/20/2019	(2,881)
S&P 500 Mini Index	16	(486,016)	298	11/27/2019	(3,240)
Total puts					$(11,382)
Total options written (premium received $41,044)					$(30,140)

For the year ended October 31, 2019, the Fund had an average market value of $1,750 in options purchased and $(40,147) in options written. At October 31, 2019, the Fund had securities pledged in the amount of $993,583 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks(a)	$5,270,418	$—	$—	$5,270,418
Preferred Stocks(a)	325,148	—	—	325,148
Convertible Bonds(a)	—	179,975	—	179,975
Corporate Bonds(a)	—	2,767,336	—	2,767,336
Mortgage-Backed Securities(a)	—	3,134,966	—	3,134,966
U.S. Treasury Obligations	—	4,993,795	—	4,993,795
U.S. Government Agency Securities	—	137,108	—	137,108
Asset-Backed Securities	—	645,937	—	645,937
Master Limited Partnerships(a)	851,028	—	—	851,028
Exchange-Traded Funds	343,421	—	—	343,421
Investment Companies	—	3,422,610	—	3,422,610
Options Purchased(b)	2,713	—	—	2,713
Short-Term Investments	—	2,346,951	—	2,346,951
Total Investments	$6,792,728	$17,628,678	$—	$24,421,406

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund^ (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities (000's omitted)
Options Purchased(d)
Index	$—	$—	$—	$(1)	$1	$—	$—	$—	$—	$(1)
Total	$—	$—	$—	$(1)	$1	$—	$—	$—	$—	$(1)

(d)  As of the year ended October 31, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$97,172	$—	$—	$97,172
Liabilities	(130,739)	—	—	(130,739)
Forward Contracts(a)
Assets	—	323,169	—	323,169
Liabilities	—	(343,952)	—	(343,952)
Swaps
Assets	—	81,071	—	81,071
Liabilities	—	(66,170)	—	(66,170)
Options Written
Liabilities	(30,140)	—	—	(30,140)
Total	$(63,707)	$(5,882)	$—	$(69,589)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^
October 31, 2019

NUMBER OF SHARES		VALUE
Common Stocks 34.5%
Australia 0.8%
2,480	BHP Group PLC	$52,517
1,372	Rio Tinto PLC	71,338
		123,855
Austria 0.5%
1,230	BAWAG Group AG	50,757	(a)
459	OMV AG	26,784
		77,541
Belgium 1.4%
1,534	Ageas	88,349
507	Colruyt SA	28,182
806	Proximus SADP	24,748
917	UCB SA	73,903
		215,182
France 4.8%
1,032	Accor SA	44,336
1,066	Arkema SA	108,952
1,825	AXA SA	48,209
795	Capgemini SE	89,509
4,332	Credit Agricole SA	56,456
370	Eiffage SA	39,747
49	Kering SA	27,882
118	Klepierre SA	4,394
3,739	Peugeot SA	94,661
990	Sanofi	91,225
551	Schneider Electric SE	51,166
914	Societe Generale SA	25,943
745	Sodexo SA	81,927
		764,407
Germany 0.8%
280	adidas AG	86,456
1,951	TAG Immobilien AG	47,392
		133,848
Ireland 0.3%
1,449	CRH PLC	52,813
Italy 1.3%
6,170	Eni SpA	93,381
2,226	Mediobanca Banca di Credito Finanziario SpA	26,440
892	Recordati SpA	37,476
8,952	Snam SpA	45,927
		203,224
Japan 9.9%
1,700	Ajinomoto Co., Inc.	32,421
3,800	Astellas Pharma, Inc.	65,398
1,400	Azbil Corp.	39,217
400	Bridgestone Corp.	16,753
1,400	FUJIFILM Holdings Corp.	61,969
105	Invincible Investment Corp.	66,409
3,300	ITOCHU Corp.	69,398
55	Japan Hotel REIT Investment Corp.	45,685
NUMBER OF SHARES		VALUE
2,400	Japan Tobacco, Inc.	$54,583
1,400	Kamigumi Co. Ltd.	31,814
900	Kewpie Corp.	20,502
3,800	Marubeni Corp.	26,947
700	Medipal Holdings Corp.	16,088
2,100	Mitsubishi Corp.	53,749
1,200	Mitsubishi Heavy Industries Ltd.	48,916
1,400	Mitsui Chemicals, Inc.	33,746
1,600	Nippon Telegraph & Telephone Corp.	79,652
3,100	Nomura Research Institute Ltd.	66,340
2,900	NTT DOCOMO, Inc.	79,892
1,100	Sankyo Co. Ltd.	38,656
900	Santen Pharmaceutical Co. Ltd.	16,043
2,800	Sekisui House Ltd.	60,724
300	Shionogi & Co. Ltd.	18,107
1,100	Softbank Corp.	15,126
300	Sugi Holdings Co. Ltd.	16,752
4,400	Sumitomo Corp.	71,833
400	Sumitomo Mitsui Financial Group, Inc.	14,372
400	Sumitomo Mitsui Trust Holdings, Inc.	14,727
500	Suzuken Co. Ltd.	26,854
1,400	Taiheiyo Cement Corp.	39,930
3,500	Teijin Ltd.	70,719
800	TIS, Inc.	48,671
400	Tokio Marine Holdings, Inc.	21,735
100	Tokyo Electron Ltd.	20,442
1,200	Tokyo Gas Co. Ltd.	29,403
800	Toyota Motor Corp.	55,872
31	United Urban Investment Corp.	62,580
300	USS Co. Ltd.	5,851
1,300	Zeon Corp.	14,963
		1,572,839
Netherlands 2.9%
460	Akzo Nobel NV	42,351
1,022	ASM International NV	102,654
484	Heineken Holding NV	46,099
3,850	Koninklijke Ahold Delhaize NV	95,862
2,401	Royal Dutch Shell PLC Class A	69,449
1,350	Wolters Kluwer NV	99,403
		455,818
Portugal 0.3%
8,349	NOS SGPS SA	49,585
Spain 2.3%
1,988	ACS Actividades de Construccion y Servicios SA	80,684
456	Aena SME SA	83,661	(a)
10,557	Banco Bilbao Vizcaya Argentaria SA	55,610
2,950	Endesa SA	80,279
7,348	Telefonica SA	56,342
		356,576
United Kingdom 8.8%
2,281	3i Group PLC	33,329
6,190	Aggreko PLC	63,408
8,657	Auto Trader Group PLC	63,044	(a)
15,566	Avast PLC	83,638	(a)
12,023	Aviva PLC	64,663

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

NUMBER OF SHARES		VALUE
8,315	Barratt Developments PLC	$67,986
1,477	Berkeley Group Holdings PLC	84,201
5,299	BP PLC	33,586
1,027	British Land Co. PLC	8,256
8,463	BT Group PLC	22,440
15,453	Direct Line Insurance Group PLC	54,467
3,172	GlaxoSmithKline PLC	72,669
5,130	HSBC Holdings PLC	38,741
2,090	Imperial Brands PLC	45,818
4,730	Informa PLC	47,484
64,670	Lloyds Banking Group PLC	47,582
11,639	National Express Group PLC	67,302
655	Next PLC	55,845
2,086	RELX PLC	50,205
6,615	Rightmove PLC	51,293
6,289	Sage Group PLC	58,638
1,379	Schroders PLC	55,286
4,825	Segro PLC	52,763
885	Smith & Nephew PLC	18,944
7,245	Tate & Lyle PLC	63,160
1,458	Unilever NV	86,102
		1,390,850
NUMBER OF SHARES		VALUE
United States 0.4%
780	Ferguson PLC	$66,543
Total Common Stocks (Cost $5,277,087)		5,463,081
Total Purchased Options(b) (0.0)%(f) (Cost $8,583)		168
Short-Term Investments 42.3%
Investment Companies 42.3%
6,703,312	State Street Institutional Treasury Money Market Fund Premier Class, 1.74%(c) (Cost $6,703,312)	6,703,312	(d)
Total Investments 76.8% (Cost $11,988,982)		12,166,561
	Other Assets Less Liabilities 23.2%	3,682,502	(e)
Net Assets 100.0%		$15,849,063

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2019 amounted to $281,100, which represents 1.8% of net assets of the Fund.

(b)  See "Purchased option contracts" under Derivative Instruments.

(c)  Represents 7-day effective yield as of October 31, 2019.

(d)  All or a portion of this security is segregated in connection with obligations for options written, futures, forward foreign currency contracts and/or swaps with a total value of $6,703,312.

(e)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

(f)  Represents less than 0.05% of net assets of the Fund.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Pharmaceuticals	$374,821	2.4%
Banks	330,628	2.1%
Trading Companies & Distributors	288,470	1.8%
Insurance	277,423	1.8%
Chemicals	270,731	1.7%
Equity Real Estate Investment Trusts	240,087	1.5%
Oil, Gas & Consumable Fuels	223,200	1.4%
Household Durables	212,911	1.3%
IT Services	204,520	1.3%
Diversified Telecommunication Services	183,182	1.2%
Automobiles	150,533	1.0%
Professional Services	149,608	0.9%
Software	142,276	0.9%
Food & Staples Retailing	140,796	0.9%
Hotels, Restaurants & Leisure	126,263	0.8%
Metals & Mining	123,855	0.8%
Semiconductors & Semiconductor Equipment	123,096	0.8%
Construction & Engineering	120,431	0.8%
Food Products	116,083	0.7%
Transportation Infrastructure	115,475	0.7%
Textiles, Apparel & Luxury Goods	114,338	0.7%
Interactive Media & Services	114,337	0.7%
Tobacco	100,401	0.6%
Media	97,069	0.6%
Wireless Telecommunication Services	95,018	0.6%
Construction Materials	92,743	0.6%
Capital Markets	88,615	0.6%
Personal Products	86,102	0.5%
Electric Utilities	80,279	0.5%
Gas Utilities	75,330	0.5%
Road & Rail	67,302	0.4%
Commercial Services & Supplies	63,408	0.4%
Technology Hardware, Storage & Peripherals	61,969	0.4%
Multiline Retail	55,845	0.4%
Electrical Equipment	51,166	0.3%
Machinery	48,916	0.3%
Real Estate Management & Development	47,392	0.3%
Beverages	46,099	0.3%
Health Care Providers & Services	42,942	0.3%
Electronic Equipment, Instruments & Components	39,217	0.3%
Leisure Products	38,656	0.2%
Health Care Equipment & Supplies	18,944	0.1%
Auto Components	16,753	0.1%
Specialty Retail	5,851	0.0%
Short-Term Investments and Other Assets—Net	10,385,982	65.5%
	$15,849,063	100.0%

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	4	New York Harbor ULSD	$315,134	$(4,188)
12/2019	2	ASX SPI 200 Index	228,830	1,517
12/2019	4	Copper	263,800	(738)
12/2019	5	Euro STOXX 50 Index	201,256	5,576
12/2019	17	Euro-BTP	2,739,165	30,804
12/2019	19	Euro-Bund	3,639,714	(13,217)
12/2019	14	Euro-OAT	2,629,118	(59,802)
12/2019	1	FTSE 100 Index	93,861	(130)
12/2019	1	Gold 100 Oz.	151,480	8,040
12/2019	2	Live Cattle	93,780	160
12/2019	4	Low Sulphur Gasoil	225,400	(8,600)
12/2019	1	NASDAQ 100 E-Mini Index	161,805	5,092
12/2019	2	Nikkei 225 Index	227,300	4,900
12/2019	1	S&P 500 E-Mini Index	151,790	1,360
12/2019	1	Silver	90,335	4,980
12/2019	2	Swiss Market Index	206,974	3,020
12/2019	4	U.S. Treasury Long Bond	645,500	(6,656)
12/2019	7	Wheat	178,063	(1,737)
1/2020	4	Brent Crude Oil	238,480	(970)
1/2020	2	Soybean	93,225	(1,275)
3/2020	8	Cocoa	195,680	(3,280)
Total Long Positions			$12,770,690	$(35,144)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	10	Australian Dollar	$(689,600)	$(309)
12/2019	25	Canadian Bond, 10 Year	(2,696,075)	25,730
12/2019	1	Canadian Dollar	(75,975)	50
12/2019	1	Coffee 'C'	(38,231)	(2,353)
12/2019	13	Corn	(253,500)	(14,869)
12/2019	7	Cotton No.2	(225,540)	(17,814)
12/2019	5	Euro	(698,531)	(2,931)
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	1	Lean Hogs	$(26,400)	$674
12/2019	10	Mexican Peso	(258,400)	(5,415)
12/2019	12	New Zealand Dollar	(769,920)	1,510
12/2019	3	Pound Sterling	(242,944)	(10,228)
12/2019	6	Soybean Meal	(182,640)	(3,960)
12/2019	2	Swiss Franc	(254,100)	(875)
12/2019	13	U.S. Treasury Note, 10 Year	(1,693,859)	(5,515)
12/2019	3	United Kingdom Long Gilt Bond	(516,223)	—
12/2019	1	WTI Crude Oil	(54,180)	(980)
3/2020	4	Coffee 'C'	(158,175)	(2,925)
3/2020	18	Sugar 11	(251,597)	(6,063)
Total Short Positions			$(9,085,890)	$(46,273)
Options on exchange-traded futures contracts
Short Positions:
11/2019	4	Put Options Exercise Price EUR 170.5 on German Euro-Bund Futures	$(766,255)	$2,008
11/2019	5	Put Options Exercise Price GBP 132 on United Kingdom Long Gilt Bond Futures	(860,372)	3,757
Total			$(1,626,627)	$5,765
Total Futures				$(75,652)

At October 31, 2019, the Fund had $588,993 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $7,316,963 for long positions and $(6,322,972) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
300,000	USD	295,066	CHF	MS	11/25/2019	$436
100,000	USD	72,627,000	CLP	MS	11/27/2019	2,012
1,415,275	CNY	200,000	USD	MS	11/27/2019	859
706,091	CNY	100,000	USD	MS	11/27/2019	210
4,602,726	CZK	200,000	USD	MS	11/27/2019	1,152
2,297,878	CZK	100,000	USD	MS	11/27/2019	424
326,901	GBP	400,000	USD	MS	11/25/2019	23,727
244,668	GBP	300,000	USD	MS	11/25/2019	17,138

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
234,959	GBP	300,000	USD	MS	11/25/2019	$4,552
309,344	GBP	400,413	USD	MS	11/25/2019	557
19,835,200,000	IDR	1,400,000	USD	MS	11/25/2019	5,115
300,000	USD	4,218,300,000	IDR	MS	11/25/2019	1,178
398,893	USD	5,617,610,000	IDR	MS	11/25/2019	944
704,660	ILS	200,000	USD	MS	11/27/2019	160
28,712,800	INR	400,000	USD	MS	11/25/2019	3,023
21,490,500	INR	300,000	USD	MS	11/25/2019	1,648
475,411,400	KRW	397,055	USD	MS	11/25/2019	9,329
360,307,500	KRW	300,000	USD	MS	11/25/2019	7,993
358,256,100	KRW	300,000	USD	MS	11/25/2019	6,239
23,555,124	MXN	1,200,000	USD	MS	11/25/2019	20,480
5,812,198	MXN	300,000	USD	MS	11/25/2019	1,152
83,896,150	RUB	1,300,000	USD	MS	11/25/2019	4,541
6,459,900	RUB	100,000	USD	MS	11/25/2019	448
6,432,140	RUB	100,000	USD	MS	11/25/2019	16
6,433,640	RUB	100,000	USD	MS	11/27/2019	10
3,883,064	SEK	400,000	USD	MS	11/25/2019	2,605
2,893,766	SEK	300,000	USD	MS	11/25/2019	32
6,067,960	THB	200,000	USD	MS	11/27/2019	996
6,420,315	TRY	1,100,000	USD	MS	11/25/2019	15,862
589,255	TRY	100,000	USD	MS	11/25/2019	2,414
1,160,500	TRY	200,000	USD	MS	11/25/2019	1,697
581,090	TRY	100,000	USD	MS	11/25/2019	995
6,090,100	TWD	200,000	USD	MS	11/27/2019	367
Total unrealized appreciation						$138,311
300,000	USD	437,679	AUD	MS	11/25/2019	(1,890)
300,000	USD	297,466	CHF	MS	11/25/2019	(2,001)
400,000	USD	398,555	CHF	MS	11/25/2019	(4,631)
400,000	USD	398,651	CHF	MS	11/25/2019	(4,728)
73,411,060	CLP	101,429	USD	MS	11/27/2019	(2,383)
200,000	USD	1,413,903	CNY	MS	11/27/2019	(664)
100,000	USD	2,302,494	CZK	MS	11/27/2019	(625)
1,400,000	USD	1,261,352	EUR	MS	11/25/2019	(8,694)
1,400,000	USD	1,115,871	GBP	MS	11/25/2019	(46,388)
400,000	USD	119,912,000	HUF	MS	11/25/2019	(7,416)
300,000	USD	90,910,200	HUF	MS	11/25/2019	(8,878)
300,000	USD	91,464,570	HUF	MS	11/25/2019	(10,762)
400,000	USD	122,796,960	HUF	MS	11/25/2019	(17,218)
300,000	USD	4,277,250,000	IDR	MS	11/25/2019	(2,998)
400,000	USD	5,722,040,000	IDR	MS	11/25/2019	(5,346)
21,328,200	INR	300,000	USD	MS	11/25/2019	(630)
14,180,120	INR	200,000	USD	MS	11/25/2019	(963)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,000,000	USD	1,193,975,000	KRW	MS	11/25/2019	$(20,616)
1,917,666	MXN	100,000	USD	MS	11/25/2019	(638)
200,000	USD	3,999,240	MXN	MS	11/25/2019	(7,216)
6,421,030	RUB	100,000	USD	MS	11/27/2019	(186)
100,000	USD	6,573,910	RUB	MS	11/25/2019	(2,221)
1,400,000	USD	13,519,588	SEK	MS	11/25/2019	(1,741)
300,000	USD	2,969,977	SEK	MS	11/25/2019	(7,934)
1,146,390	TRY	200,000	USD	MS	11/25/2019	(755)
200,000	USD	1,199,319	TRY	MS	11/25/2019	(8,443)
300,000	USD	1,783,468	TRY	MS	11/25/2019	(9,969)
Total unrealized depreciation						$(185,934)
Total net unrealized depreciation						$(47,623)

For the year ended October 31, 2019, the Fund's investments in forward contracts had an average notional value of $15,237,905.

Equity swap contracts ("equity swaps")

At October 31, 2019, the Fund had outstanding equity swaps as follows:

Over-the-counter equity swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Accenture PLC	USD	92,525	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$15,905	$244	$16,149
MS	Accenture PLC	USD	3,338	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	470	8	478
MS	Aflac, Inc.	USD	14,406	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(240)	(20)	(260)
MS	Aflac, Inc.	USD	23,709	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(788)	(31)	(819)
MS	Aflac, Inc.	USD	23,603	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,357)	(29)	(1,386)
MS	Aflac, Inc.	USD	27,484	11/18/2019	2.17%	0.35%	1M USD LIBOR	T/1M	379	(13)	366
MS	Allison Transmission Holdings, Inc.	USD	21,805	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,408)	(45)	(2,453)
MS	Altice USA, Inc.	USD	24,451	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,080	(24)	2,056
MS	Amazon.com, Inc.	USD	24,873	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(98)	(44)	(142)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Amazon.com, Inc.	USD	23,097	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(485)	$(41)	$(526)
MS	Amazon.com, Inc.	USD	21,320	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(710)	(39)	(749)
MS	Amazon.com, Inc.	USD	24,873	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(346)	(27)	(373)
MS	Ameren Corp.	USD	25,796	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	486	(27)	459
MS	Ameren Corp.	USD	10,645	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	203	(11)	192
MS	American Electric Power Co., Inc.	USD	661	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	149	(1)	148
MS	American Electric Power Co., Inc.	USD	32,942	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	7,309	(52)	7,257
MS	American Homes 4 Rent	USD	4,712	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	422	(12)	410
MS	American Homes 4 Rent	USD	26,735	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,417	(33)	2,384
MS	American Homes 4 Rent	USD	24,458	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,611	(30)	1,581
MS	Amerisource Bergen Corp.	USD	2,476	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	78	(3)	75
MS	Amerisource Bergen Corp.	USD	27,407	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,670	(28)	1,642
MS	AMETEK, Inc.	USD	26,212	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,280	(32)	2,248
MS	AMETEK, Inc.	USD	26,304	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,473	(32)	1,441
MS	AMETEK, Inc.	USD	26,120	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,164	(31)	1,133
MS	AMETEK, Inc.	USD	18,788	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	87	(22)	65
MS	Amphenol Corp.	USD	24,882	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,262	(46)	3,216
MS	Amphenol Corp.	USD	30,400	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,125	(53)	4,072
MS	Amphenol Corp.	USD	28,694	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,161	(52)	3,109
MS	Amphenol Corp.	USD	4,916	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	561	(9)	552

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Analog Devices, Inc.	USD	13,009	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(58)	$(31)	$(89)
MS	Analog Devices, Inc.	USD	14,395	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,011)	(23)	(1,034)
MS	Analog Devices, Inc.	USD	14,395	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	910	(19)	891
MS	Apple Hospitality REIT, Inc.	USD	12,113	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	275	(16)	259
MS	Apple Hospitality REIT, Inc.	USD	26,352	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	309	(28)	281
MS	Apple Hospitality REIT, Inc.	USD	25,989	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	147	(28)	119
MS	Apple Hospitality REIT, Inc.	USD	27,126	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	170	(2)	168
MS	Apple, Inc.	USD	132,340	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	32,374	(221)	32,153
MS	Assurant, Inc.	USD	26,223	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	695	(27)	668
MS	Assurant, Inc.	USD	25,970	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,072	(27)	1,045
MS	Assurant, Inc.	USD	26,096	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	469	(28)	441
MS	Assurant, Inc.	USD	25,340	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(110)	(27)	(137)
MS	AT&T, Inc.	USD	30,715	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,921	363	7,284
MS	AT&T, Inc.	USD	30,176	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,561	356	5,917
MS	AT&T, Inc.	USD	27,597	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,186	334	5,520
MS	AT&T, Inc.	USD	27,713	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,373	335	4,708
MS	Baxter International, Inc.	USD	25,388	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,395	(44)	1,351
MS	Baxter International, Inc.	USD	24,621	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	573	(44)	529

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Baxter International, Inc.	USD	17,718	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$234	$(33)	$201
MS	Baxter International, Inc.	USD	23,777	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(278)	(42)	(320)
MS	Booz Allen Hamilton Holding Corp.	USD	34,270	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9,104	(51)	9,053
MS	Booz Allen Hamilton Holding Corp.	USD	34,904	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9,312	(52)	9,260
MS	Booz Allen Hamilton Holding Corp.	USD	36,452	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	10,642	(52)	10,590
MS	Booz Allen Hamilton Holding Corp.	USD	36,733	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	10,959	(52)	10,907
MS	Booz Allen Hamilton Holdings Corp.	USD	6,896	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,182	(9)	2,173
MS	Brixmor Property Group, Inc.	USD	28,890	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,954	(27)	3,927
MS	Cable One, Inc.	USD	33,134	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	8,726	(43)	8,683
MS	Cable One, Inc.	USD	31,809	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	7,237	(37)	7,200
MS	Cable One, Inc.	USD	1,325	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	304	(1)	303
MS	Cable One, Inc.	USD	27,833	11/18/2019	2.17%	0.35%	1M USD LIBOR	T/1M	717	(13)	704
MS	Cabot Oil & Gas Corp.	USD	17,242	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,175)	(43)	(7,218)
MS	Cabot Oil & Gas Corp.	USD	15,434	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(6,017)	(38)	(6,055)
MS	Cabot Oil & Gas Corp.	USD	16,832	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,681)	(43)	(7,724)
MS	Cabot Oil & Gas Corp.	USD	16,478	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,776)	(36)	(7,812)
MS	Cabot Oil & Gas Corp.	USD	10,364	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,917)	(17)	(2,934)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Cabot Oil & Gas Corp.	USD	14,931	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(558)	$(17)	$(575)
MS	Cabot Oil & Gas Corp.	USD	21,660	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,119	(21)	2,098
MS	Carlisle Cos., Inc.	USD	26,800	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,227	(27)	1,200
MS	Carlisle Cos., Inc.	USD	28,170	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,626	(27)	2,599
MS	Carlisle Cos., Inc.	USD	23,450	11/18/2019	2.24%	0.35%	1M USD LIBOR	T/1M	1,531	(20)	1,511
MS	CDW Corp.	USD	129,957	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	47,766	(182)	47,584
MS	CDW Corp.	USD	5,884	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,104	(7)	2,097
MS	Check Point Software Technologies Ltd.	USD	24,393	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	357	(44)	313
MS	Chemed Corp.	USD	24,816	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,092)	(28)	(1,120)
MS	Chevron Corp.	USD	93,609	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(4,237)	(199)	(4,436)
MS	Chubb Ltd.	USD	4,115	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	236	(11)	225
MS	Chubb Ltd.	USD	25,454	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,036	(34)	1,002
MS	Chubb Ltd.	USD	23,930	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	935	(32)	903
MS	Cisco Systems, Inc.	USD	123,241	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	11,760	(226)	11,534
MS	Citigroup, Inc.	USD	24,648	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	396	(35)	361
MS	Citigroup, Inc.	USD	23,498	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,953	(28)	1,925
MS	Citigroup, Inc.	USD	25,295	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,399	(31)	1,368
MS	Citigroup, Inc.	USD	26,732	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,441	(32)	1,409
MS	Comcast Corp.	USD	32,539	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,805	(52)	6,753
MS	Comcast Corp.	USD	31,060	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,350	(50)	6,300

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Comcast Corp.	USD	26,220	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$5,255	$(38)	$5,217
MS	Comcast Corp.	USD	25,099	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,891	(38)	4,853
MS	Comerica, Inc.	USD	16,682	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,228)	(49)	(7,277)
MS	Comerica, Inc.	USD	16,682	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,715)	(49)	(7,764)
MS	Comerica, Inc.	USD	16,551	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,564)	(49)	(7,613)
MS	Comerica, Inc.	USD	17,205	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,205)	(49)	(7,254)
MS	Comerica, Inc.	USD	5,103	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,459)	(16)	(2,475)
MS	Comerica, Inc.	USD	6,673	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,886)	(18)	(1,904)
MS	Comerica, Inc.	USD	3,729	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(891)	(9)	(900)
MS	Comerica, Inc.	USD	589	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(121)	(2)	(123)
MS	Comerica, Inc.	USD	16,224	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	70	(17)	53
MS	ConocoPhillips	USD	21,418	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(3,976)	112	(3,864)
MS	ConocoPhillips	USD	18,271	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(4,543)	96	(4,447)
MS	ConocoPhillips	USD	20,369	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(3,851)	110	(3,741)
MS	ConocoPhillips	USD	18,602	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(4,097)	101	(3,996)
MS	ConocoPhillips	USD	13,193	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,108)	82	(1,026)
MS	Cooper Cos., Inc.	USD	1,164	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1	(8)	(7)
MS	Cooper Cos., Inc.	USD	24,444	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(127)	(35)	(162)
MS	Cooper Cos., Inc.	USD	26,481	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	27	(2)	25
MS	CSX Corp.	USD	13,492	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	62	(14)	48
MS	CSX Corp.	USD	12,368	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	907	(21)	886

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	CSX Corp.	USD	25,367	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$1,749	$(44)	$1,705
MS	CSX Corp.	USD	14,827	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(181)	(28)	(209)
MS	CSX Corp.	USD	10,400	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(355)	(20)	(375)
MS	CSX Corp.	USD	23,681	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(936)	(44)	(980)
MS	Cummins, Inc.	USD	123,668	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	20,057	(210)	19,847
MS	Deckers Outdoor Corp.	USD	21,406	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(3,070)	(31)	(3,101)
MS	Deckers Outdoor Corp.	USD	22,323	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,779)	(31)	(2,810)
MS	Deckers Outdoor Corp.	USD	21,865	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(3,361)	(27)	(3,388)
MS	Deckers Outdoor Corp.	USD	21,253	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(3,509)	(27)	(3,536)
MS	Deckers Outdoor Corp.	USD	19,877	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	878	(20)	858
MS	Delta Air Lines, Inc.	USD	26,273	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,013	141	1,154
MS	Delta Air Lines, Inc.	USD	22,197	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9	130	139
MS	Delta Air Lines, Inc.	USD	24,566	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	109	146	255
MS	Delta Air Lines, Inc.	USD	23,684	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	328	142	470
MS	Discover Financial Services	USD	24,881	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	937	(32)	905
MS	Discover Financial Services	USD	25,041	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	466	(32)	434
MS	Discover Financial Services	USD	19,503	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(65)	(21)	(86)
MS	Dollar General Corp.	USD	37,520	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	11,556	(53)	11,503
MS	Dollar General Corp.	USD	37,680	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	11,737	(53)	11,684

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Dollar General Corp.	USD	34,152	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$10,044	$(49)	$9,995
MS	Dollar General Corp.	USD	38,802	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	13,013	(52)	12,961
MS	DTE Energy Co.	USD	25,973	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,545	(47)	2,498
MS	DTE Energy Co.	USD	27,501	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,591	(52)	1,539
MS	DTE Energy Co.	USD	24,191	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,414	(47)	1,367
MS	Eaton Corp. PLC	USD	130,317	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	15,205	829	16,034
MS	eBay, Inc.	USD	22,736	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,572)	(35)	(1,607)
MS	eBay, Inc.	USD	22,243	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,134)	(33)	(1,167)
MS	eBay, Inc.	USD	16,532	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(627)	(24)	(651)
MS	eBay, Inc.	USD	20,022	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(555)	(28)	(583)
MS	eBay, Inc.	USD	20,410	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	(502)	(1)	(503)
MS	Equity LifeStyle Properties, Inc.	USD	118,338	11/18/2019	2.24%	0.35%	1M USD LIBOR	T/1M	29,522	(160)	29,362
MS	Evergy, Inc.	USD	27,098	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,782	(51)	1,731
MS	Evergy, Inc.	USD	27,993	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,476	(52)	2,424
MS	Evergy, Inc.	USD	9,523	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	366	(10)	356
MS	Evergy, Inc.	USD	26,650	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,186	(27)	1,159
MS	Exelon Corp.	USD	26,521	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	748	(52)	696
MS	Exelon Corp.	USD	27,521	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,757	(52)	1,705
MS	Exelon Corp.	USD	26,885	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	865	(53)	812
MS	Exelon Corp.	USD	26,384	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,133	(51)	1,082

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Exxon Mobil Corp.	USD	13,379	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(1,813)	$(25)	$(1,838)
MS	Exxon Mobil Corp.	USD	5,879	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(756)	(10)	(766)
MS	Exxon Mobil Corp.	USD	20,339	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,455)	(27)	(2,482)
MS	Fidelity National Information Services, Inc.	USD	69,042	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	15,392	(109)	15,283
MS	Fidelity National Information Services, Inc.	USD	31,227	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,397	(51)	6,346
MS	Fidelity National Information Services, Inc.	USD	18,051	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,338	(515)	2,823
MS	Fidelity National Information Services, Inc.	USD	11,463	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,188	(18)	2,170
MS	Fidelity National Information Services, Inc.	USD	4,085	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	887	(7)	880
MS	First Hawaiian, Inc.	USD	25,882	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(887)	(54)	(941)
MS	First Hawaiian, Inc.	USD	28,451	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,023	(54)	1,969
MS	First Hawaiian, Inc.	USD	24,324	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,552	(25)	1,527
MS	First Hawaiian, Inc.	USD	25,499	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	470	(27)	443
MS	Gaming and Leisure Properties, Inc.	USD	29,463	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,893	(52)	3,841
MS	Gaming and Leisure Properties, Inc.	USD	25,669	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,203	(43)	2,160
MS	Gaming and Leisure Properties, Inc.	USD	27,203	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,815	(27)	1,788
MS	Gaming and Leisure Properties, Inc.	USD	26,557	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,680	(27)	1,653
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Garmin Ltd.	USD	106,219	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$37,733	$(156)	$37,577
MS	Gentex Corp.	USD	28,302	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,516	(28)	2,488
MS	Hanover Insurance Group, Inc.	USD	25,025	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	827	(30)	797
MS	Hanover Insurance Group, Inc.	USD	25,815	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	479	(27)	452
MS	Hanover Insurance Group, Inc.	USD	26,079	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	478	(28)	450
MS	Hanover Insurance Group, Inc.	USD	27,132	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	784	(2)	782
MS	Hartford Financial Services Group, Inc.	USD	28,198	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,647	(44)	3,603
MS	Hartford Financial Services Group, Inc.	USD	27,113	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,685	(36)	2,649
MS	Hartford Financial Services Group, Inc.	USD	17,124	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,789	(23)	1,766
MS	Hartford Financial Services Group, Inc.	USD	24,773	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,002	(32)	1,970
MS	Hershey Co.	USD	31,724	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	7,261	(43)	7,218
MS	Hershey Co.	USD	30,402	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,211	(36)	6,175
MS	Hershey Co.	USD	26,877	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,500	(33)	3,467
MS	Hill-Rom Holdings, Inc.	USD	102,806	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	13,516	(181)	13,335
MS	Hill-Rom Holdings, Inc.	USD	7,747	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	865	(14)	851

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Hill-Rom Holdings, Inc.	USD	10,155	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$1,444	$(18)	$1,426
MS	Hill-Rom Holdings, Inc.	USD	3,769	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	686	(6)	680
MS	Hill-Rom Holdings, Inc.	USD	4,083	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	698	(7)	691
MS	Home Depot, . Inc	USD	26,742	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,045	(28)	1,017
MS	Home Depot, Inc.	USD	26,508	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	395	(28)	367
MS	Home Depot, Inc.	USD	22,285	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	751	(23)	728
MS	Home Depot, Inc.	USD	26,508	11/18/2019	2.24%	0.35%	1M USD LIBOR	T/1M	(118)	(25)	(143)
MS	Honeywell International, Inc.	USD	27,982	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,580	(47)	4,533
MS	Honeywell International, Inc.	USD	95,347	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	16,359	(145)	16,214
MS	Illinois Tool Works, Inc.	USD	22,590	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,027	(22)	2,005
MS	Intercontinental Exchange, Inc.	USD	12,733	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	7	(14)	(7)
MS	International Business Machines Corp.	USD	11,902	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(667)	(41)	(708)
MS	International Business Machines Corp.	USD	25,275	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(880)	(28)	(908)
MS	International Business Machines Corp.	USD	24,606	11/18/2019	2.24%	0.35%	1M USD LIBOR	T/1M	(1,707)	(25)	(1,732)
MS	International Business Machines Corp.	USD	27,013	11/18/2019	2.17%	0.35%	1M USD LIBOR	T/1M	(48)	(13)	(61)
MS	International Paper Co.	USD	24,199	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(563)	(37)	(600)
MS	International Paper Co.	USD	22,757	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(597)	(33)	(630)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	International Paper Co.	USD	24,286	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(465)	$(35)	$(500)
MS	International Paper Co.	USD	21,534	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	564	(28)	536
MS	International Paper Co.	USD	20,136	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,307	(19)	2,288
MS	Interpublic Group of Cos., Inc.	USD	26,470	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	540	(28)	512
MS	Interpublic Group of Cos., Inc.	USD	21,402	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	456	(22)	434
MS	Intuit, Inc.	USD	772	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	123	(2)	121
MS	Intuit, Inc.	USD	6,953	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,126	(11)	1,115
MS	Intuit, Inc.	USD	12,103	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,503	(20)	2,483
MS	Intuit, Inc.	USD	24,978	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,392	(33)	1,359
MS	Intuit, Inc.	USD	24,205	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,184)	(27)	(1,211)
MS	Intuit, Inc.	USD	18,025	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,516)	(21)	(1,537)
MS	Johnson & Johnson	USD	24,295	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(833)	(51)	(884)
MS	Johnson & Johnson	USD	22,579	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,802)	(49)	(1,851)
MS	Johnson & Johnson	USD	23,503	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,251)	(52)	(2,303)
MS	Johnson & Johnson	USD	21,390	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,335)	(49)	(2,384)
MS	Johnson & Johnson	USD	14,392	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	271	(15)	256
MS	Johnson Controls International PLC	USD	34,881	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9,284	(52)	9,232
MS	Johnson Controls International PLC	USD	30,114	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	8,071	(41)	8,030

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Johnson Controls International PLC	USD	31,414	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$7,615	$(44)	$7,571
MS	Johnson Controls International PLC	USD	25,045	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,036	(37)	4,999
MS	KAR Auction Services, Inc.	USD	9,969	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	150	(11)	139
MS	Kimberly-Clark Corp.	USD	11,693	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,710	(29)	1,681
MS	Leidos Holdings, Inc.	USD	2,846	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	872	(4)	868
MS	Leidos . Holdings, Inc	USD	34,147	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9,628	(50)	9,578
MS	Leidos Holdings, Inc.	USD	35,699	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9,466	(53)	9,413
MS	Leidos Holdings, Inc.	USD	23,368	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,028	(29)	2,999
MS	Lockheed Martin Corp.	USD	25,614	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	673	(27)	646
MS	Lockheed Martin Corp.	USD	24,861	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,142)	(28)	(1,170)
MS	Lockheed Martin Corp.	USD	24,861	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(825)	(28)	(853)
MS	Lockheed Martin Corp.	USD	12,807	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(185)	(14)	(199)
MS	McDonald's Corp.	USD	114,086	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	20,923	(205)	20,718
MS	McKesson Corp.	USD	25,536	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(539)	(28)	(567)
MS	McKesson Corp.	USD	26,467	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	542	(28)	514
MS	McKesson Corp.	USD	25,403	11/18/2019	2.24%	0.35%	1M USD LIBOR	T/1M	(989)	(25)	(1,014)
MS	Medtronic PLC	USD	25,374	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	315	(27)	288
MS	Medtronic PLC	USD	26,136	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	296	(28)	268
MS	Medtronic PLC	USD	25,483	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(104)	(27)	(131)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Medtronic PLC	USD	24,829	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(198)	$(27)	$(225)
MS	Merck & Co., Inc.	USD	79,987	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	26,078	(109)	25,969
MS	Meritage Homes Corp.	USD	28,331	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,452	(27)	3,425
MS	Microsoft Corp.	USD	34,552	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	10,672	(49)	10,623
MS	Microsoft Corp.	USD	34,552	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	8,605	(53)	8,552
MS	Microsoft Corp.	USD	33,405	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	8,035	(51)	7,984
MS	Microsoft Corp.	USD	29,391	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,930	(45)	6,885
MS	Microsoft Corp.	USD	9,032	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,359	(14)	2,345
MS	Mid-America Apartment Communities, Inc.	USD	24,601	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,417	(24)	2,393
MS	Mondelez International, Inc.	USD	31,890	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,787	(51)	6,736
MS	Mondelez International, Inc.	USD	32,834	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	7,001	(52)	6,949
MS	Mondelez International, Inc. Class A	USD	28,218	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,420	(47)	5,373
MS	Mondelez International, Inc. Class A	USD	20,823	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,570	(35)	3,535
MS	Mondelez International, Inc. Class A	USD	7,343	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,226	(13)	1,213
MS	Motorola Solutions, Inc.	USD	123,576	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	42,079	(179)	41,900
MS	MSC Industrial Direct Co.	USD	24,965	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,406)	(56)	(2,462)
MS	MSC Industrial Direct Co., Inc.	USD	19,620	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,717)	(47)	(1,764)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	MSC Industrial Direct Co., Inc.	USD	19,767	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(2,621)	$(45)	$(2,666)
MS	Nexstar Media Group, Inc.	USD	15,177	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,066	(37)	3,029
MS	Nexstar Media Group, Inc.	USD	31,522	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,300	(51)	6,249
MS	NextEra Energy, Inc.	USD	3,575	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,063	(8)	1,055
MS	NextEra Energy, Inc.	USD	22,642	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	6,472	(33)	6,439
MS	Nucor Corp.	USD	73,021	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(12,037)	370	(11,667)
MS	Nucor Corp.	USD	15,401	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,456)	78	(2,378)
MS	Nucor Corp.	USD	14,378	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	757	89	846
MS	Omnicom Group, Inc.	USD	28,560	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,599	(53)	2,546
MS	Omnicom Group, Inc.	USD	27,711	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,969	(52)	1,917
MS	Omnicom Group, Inc.	USD	24,083	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	73	(49)	24
MS	Omnicom Group, Inc.	USD	23,389	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	846	(45)	801
MS	Oracle Corp.	USD	23,976	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(34)	(34)	(68)
MS	Oracle Corp.	USD	27,136	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	754	(28)	726
MS	Packaging Corp. of America	USD	26,818	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,044	(34)	3,010
MS	Packaging Corp. of America	USD	28,897	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,818	(32)	3,786
MS	Packaging Corp. of America	USD	31,306	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,863	(33)	4,830
MS	Packaging Corp. of America	USD	27,256	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,319	(27)	2,292
MS	PepsiCo, Inc.	USD	102,878	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	27,048	(154)	26,894
MS	PepsiCo, Inc.	USD	25,239	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,078	(43)	4,035

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Pfizer, Inc.	USD	27,435	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$1,904	$(124)	$1,780
MS	Philip Morris International, Inc.	USD	24,432	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,687	(43)	1,644
MS	Philip Morris International, Inc.	USD	22,070	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,996)	(44)	(2,040)
MS	Philip Morris International, Inc.	USD	14,089	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,238)	(27)	(1,265)
MS	Philip Morris International, Inc.	USD	23,129	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,251)	(43)	(1,294)
MS	Philip Morris International, Inc.	USD	19,871	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	411	(23)	388
MS	Phillips 66	USD	136,329	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4	(277)	(273)
MS	Pinnacle West Capital Corp.	USD	25,977	11/18/2019	2.17%	0.35%	1M USD LIBOR	T/1M	(115)	(13)	(128)
MS	PNC Financial Services Group, Inc.	USD	132,617	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,921	781	5,702
MS	Popular, Inc.	USD	2,886	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	177	(5)	172
MS	Popular, Inc.	USD	22,438	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(139)	(41)	(180)
MS	Popular, Inc.	USD	22,764	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,378)	(35)	(1,413)
MS	Popular, Inc.	USD	25,542	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,123	(29)	1,094
MS	Popular, Inc.	USD	24,289	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(137)	(28)	(165)
MS	Portland General Electric Co.	USD	5,517	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,462	(9)	1,453
MS	Portland General Electric Co.	USD	26,222	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	366	(28)	338

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Portland General Electric Co.	USD	26,904	11/18/2019	2.24%	0.35%	1M USD LIBOR	T/1M	$569	$(25)	$544
MS	PPG Industries, Inc.	USD	20,770	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,021	(21)	1,000
MS	PPG Industries, Inc.	USD	28,152	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,180	(27)	3,153
MS	PPG Industries, Inc.	USD	27,902	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,681	(27)	2,654
MS	PPG Industries, Inc.	USD	28,903	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,422	(27)	3,395
MS	Procter & Gamble Co.	USD	35,361	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9,915	160	10,075
MS	Procter & Gamble Co.	USD	34,116	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	9,040	153	9,193
MS	Procter & Gamble Co.	USD	34,489	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	8,596	155	8,751
MS	Procter & Gamble Co.	USD	32,995	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	8,587	149	8,736
MS	PS Business Parks, Inc.	USD	26,360	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,075	(27)	1,048
MS	PS Business Parks, Inc.	USD	25,458	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	378	(27)	351
MS	PS Business Parks, Inc.	USD	26,541	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,468	(27)	1,441
MS	PulteGroup, Inc.	USD	28,135	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,010	(28)	1,982
MS	Reliance Steel & Aluminum Co.	USD	31,447	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	7,234	(34)	7,200
MS	Sinclair Broadcast Group, Inc. Class A	USD	25,298	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	993	(43)	950
MS	Sinclair Broadcast Group, Inc. Class A	USD	11,872	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(4,549)	(18)	(4,567)
MS	Sinclair Broadcast Group, Inc. Class A	USD	18,565	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(6,741)	(27)	(6,768)
MS	Sinclair Broadcast Group, Inc. Class A	USD	24,502	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,917)	(28)	(1,945)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Sinclair Broadcast Group, Inc. Class A	USD	17,450	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(1,063)	$(20)	$(1,083)
MS	Starbucks Corp.	USD	11,754	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,729	(33)	2,696
MS	Starbucks Corp.	USD	19,872	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(2,843)	(24)	(2,867)
MS	Starbucks Corp.	USD	23,930	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,754)	(28)	(1,782)
MS	Starbucks Corp.	USD	24,438	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,551)	(28)	(1,579)
MS	Steel Dynamics, Inc.	USD	9,138	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(5,510)	(29)	(5,539)
MS	Steel Dynamics, Inc.	USD	20,068	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(6,687)	(54)	(6,741)
MS	Steel Dynamics, Inc.	USD	23,984	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(716)	(50)	(766)
MS	Steel Dynamics, Inc.	USD	17,487	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(879)	(38)	(917)
MS	Steel Dynamics, Inc.	USD	11,689	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,715	(11)	1,704
MS	STORE Capital Corp.	USD	29,768	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,581	(35)	5,546
MS	STORE Capital Corp.	USD	28,715	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,583	(34)	4,549
MS	STORE Capital Corp.	USD	29,282	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,403	(29)	2,374
MS	STORE Capital Corp.	USD	24,057	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,820	(24)	1,796
MS	Synchrony Financial	USD	26,917	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,289	(28)	1,261
MS	Synchrony Financial	USD	27,164	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,700	(27)	1,673
MS	Synchrony Financial	USD	28,791	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,226	(27)	3,199
MS	Sysco Corp.	USD	26,038	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,944	(34)	1,910
MS	TEGNA, Inc.	USD	22,801	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,087)	(32)	(1,119)
MS	TEGNA, Inc.	USD	23,868	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	37	(30)	7

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	TEGNA, Inc.	USD	24,514	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(679)	$(27)	$(706)
MS	TEGNA, Inc.	USD	24,033	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,258)	(27)	(1,285)
MS	Texas Instruments, Inc.	USD	134,627	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	8,037	770	8,807
MS	Thermo Fisher Scientific, Inc.	USD	29,292	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,203	(45)	5,158
MS	Thermo Fisher Scientific, Inc.	USD	28,688	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,470	(45)	4,425
MS	Thermo Fisher Scientific, Inc.	USD	25,668	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,595	(41)	2,554
MS	Thermo Fisher Scientific, Inc.	USD	22,649	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,813	(36)	1,777
MS	Travelers Cos., Inc.	USD	118,085	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,562	(234)	2,328
MS	UnitedHealth Group, Inc.	USD	73,283	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,052	(193)	2,859
MS	U.S. Bancorp	USD	30,107	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,150	(51)	5,099
MS	U.S. Bancorp	USD	9,807	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	683	(10)	673
MS	Valero Energy Corp.	USD	28,512	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,784	(28)	4,756
MS	Valero Energy Corp.	USD	33,652	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	7,701	(28)	7,673
MS	Valero Energy Corp.	USD	29,385	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,837	(27)	3,810
MS	Valero Energy Corp.	USD	28,318	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	4,051	(26)	4,025
MS	Verizon Communications, Inc.	USD	124,387	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	25,226	1,064	26,290
MS	VF CORP	USD	26,662	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	56	(29)	27
MS	VF Corp.	USD	19,832	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(1,443)	(23)	(1,466)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Viacom, Inc. Class B	USD	17,334	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$(7,796)	$(27)	$(7,823)
MS	Viacom, Inc. Class B	USD	18,240	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,188)	(27)	(7,215)
MS	Viacom, Inc. Class B	USD	16,148	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,045)	(25)	(7,070)
MS	Viacom, Inc. Class B	USD	18,757	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(7,053)	(28)	(7,081)
MS	Visa Inc.	USD	22,715	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(370)	(25)	(395)
MS	Visa, Inc.	USD	5,008	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	450	(12)	438
MS	Walmart, Inc.	USD	147,748	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	43,915	(210)	43,705
MS	Wells Fargo & Co.	USD	27,002	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,498	(27)	1,471
MS	Wells Fargo & Co.	USD	27,416	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,579	(28)	1,551
MS	Wells Fargo & Co.	USD	4,595	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	228	(5)	223
MS	Wells Fargo & Co.	USD	28,035	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,065	(28)	2,037
MS	Western Union Co.	USD	29,195	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	3,243	(28)	3,215
MS	Western Union Co.	USD	22,754	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	2,854	(21)	2,833
MS	Western Union Co.	USD	26,488	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	25	(2)	23
MS	Whirlpool Corp.	USD	5,020	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	479	(7)	472
MS	Whirlpool Corp.	USD	26,165	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,251	(29)	1,222
MS	Whirlpool Corp.	USD	24,643	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	1,509	(25)	1,484
MS	Whirlpool Corp.	USD	26,013	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	(576)	(2)	(578)
MS	Williams Cos., Inc.	USD	24,363	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	(673)	(27)	(700)
MS	Williams Cos., Inc.	USD	25,322	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	(1,040)	(2)	(1,042)
MS	Xerox Holdings Corp.	USD	13,504	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	5,116	(9)	5,107
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Xerox Holdings Corp.	USD	22,699	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	$1,300	$(23)	$1,277
MS	Zimmer Biomet Holdings, Inc.	USD	26,402	11/18/2019	2.14%	0.35%	1M USD LIBOR	T/1M	6	(2)	4
MS	Zoetis, Inc.	USD	39,399	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	12,762	(4)	12,758
MS	Zoetis, Inc.	USD	37,097	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	11,053	(5)	11,048
MS	Zoetis, Inc.	USD	31,724	11/18/2019	2.26%	0.35%	1M USD LIBOR	T/1M	10,020	1	10,021
	Total								$889,810	$(6,214)	$883,596

Over-the-counter equity swaps—Short(c)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	2U, Inc.	USD	(3,567)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$14,013	$20	$14,033
MS	2U, Inc.	USD	(3,442)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	14,588	22	14,610
MS	2U, Inc.	USD	(5,216)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	6,535	10	6,545
MS	2U, Inc.	USD	(6,417)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	7,206	12	7,218
MS	2U, Inc.	USD	(7,116)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	6,554	12	6,566
MS	8X8, Inc.	USD	(10,993)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,370	11	3,381
MS	ABIOMED, Inc.	USD	(10,171)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	7,960	22	7,982
MS	ABIOMED, Inc.	USD	(10,794)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,055	19	5,074
MS	ABIOMED, Inc.	USD	(8,926)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,263	10	2,273
MS	ABIOMED, Inc.	USD	(10,171)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,029	11	3,040
MS	ABIOMED, Inc.	USD	(14,531)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(497)	10	(487)
MS	ABIOMED, Inc.	USD	(20,550)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,762)	12	(4,750)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Adient PLC	USD	(13,540)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$2,264	$15	$2,279
MS	Adient PLC	USD	(12,820)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,805	11	1,816
MS	Advanced Micro Devices, Inc.	USD	(41,904)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(25,412)	11	(25,401)
MS	Advanced Micro Devices, Inc.	USD	(5,802)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,126)	4	(1,122)
MS	Advanced Micro Devices, Inc.	USD	(8,856)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,325)	5	(1,320)
MS	Adyen NV	EUR	(12,588)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	1,121	(9)	1,112
MS	Adyen NV	EUR	(12,588)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(261)	(6)	(267)
MS	Adyen NV	EUR	(13,217)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(808)	(6)	(814)
MS	Aeon Co. Ltd.	JPY	(874,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(596)	(2)	(598)
MS	Aeon Mall Co. Ltd.	JPY	(347,200)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	96	(2)	94
MS	Aeon Mall Co. Ltd.	JPY	(694,400)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(403)	(2)	(405)
MS	Aeon Mall Co. Ltd.	JPY	(868,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(23)	(2)	(25)
MS	Aerie Pharmaceuticals, Inc.	USD	(5,414)	11/18/2019	1.31%	(0.60)%	1M USD LIBOR	1M/T	11,188	20	11,208
MS	Aerie Pharmaceuticals, Inc.	USD	(6,391)	11/18/2019	1.31%	(0.60)%	1M USD LIBOR	1M/T	12,054	22	12,076
MS	Aerie Pharmaceuticals, Inc.	USD	(6,835)	11/18/2019	1.31%	(0.60)%	1M USD LIBOR	1M/T	9,965	20	9,985
MS	Align Technology, Inc.	USD	(18,417)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(5,542)	10	(5,532)
MS	American Airlines Group, Inc.	USD	(15,661)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	75	18	93
MS	American Airlines Group, Inc.	USD	(14,339)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,891	15	1,906

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	American Airlines Group, Inc.	USD	(14,339)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$1,862	$15	$1,877
MS	American Airlines Group, Inc.	USD	(15,631)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,329)	11	(1,318)
MS	American International Group, Inc.	USD	(33,100)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(492)	39	(453)
MS	American International Group, Inc.	USD	(17,530)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,282)	16	(3,266)
MS	Ameris Bancorp	USD	(15,426)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,446)	10	(1,436)
MS	Ameris Bancorp	USD	(16,197)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,029)	11	(2,018)
MS	Ameris Bancorp	USD	(15,512)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,045)	11	(1,034)
MS	Ameris Bancorp	USD	(17,697)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,427)	11	(2,416)
MS	Anaplan, Inc.	USD	(15,529)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	67	12	79
MS	Anaplan, Inc.	USD	(15,340)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	102	11	113
MS	Anaplan, Inc.	USD	(17,464)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	(1,416)	5	(1,411)
MS	Antero Resources Corp.	USD	(4,633)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	11,384	18	11,402
MS	Apache Corp.	USD	(13,234)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	155	(143)	12
MS	Apache Corp.	USD	(14,664)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	57	(158)	(101)
MS	Apache Corp.	USD	(14,534)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	251	(157)	94
MS	Apache Corp.	USD	(16,137)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,055)	(175)	(1,230)
MS	Aqua America, Inc.	USD	(11,151)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,501)	10	(2,491)
MS	Aqua America, Inc.	USD	(14,914)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(380)	11	(369)
MS	Aqua America, Inc.	USD	(16,500)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(898)	12	(886)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Arcelormittal	EUR	(8,838)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	$4,974	$(9)	$4,965
MS	Arcelormittal	EUR	(10,452)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	264	(6)	258
MS	Arcelormittal	EUR	(10,888)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	570	(6)	564
MS	Arcelormittal	EUR	(11,113)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	1,665	(7)	1,658
MS	Archer-Daniels- Midland Co.	USD	(14,546)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(563)	11	(552)
MS	Archer-Daniels- Midland Co.	USD	(16,101)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,642)	11	(1,631)
MS	Archer-Daniels- Midland Co.	USD	(16,396)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,781)	11	(1,770)
MS	Archer-Daniels- Midland Co.	USD	(16,143)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(675)	12	(663)
MS	Arconic, Inc.	USD	(15,823)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,744)	17	(4,727)
MS	Arconic, Inc.	USD	(9,560)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,271)	8	(2,263)
MS	Arconic, Inc.	USD	(5,027)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,242)	5	(1,237)
MS	ASOS PLC	GBP	(18,180)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	20,583	12	20,595
MS	ASOS PLC	GBP	(2,612)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	2,154	2	2,156
MS	ASOS PLC	GBP	(812)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	634	—	634
MS	ASOS PLC	GBP	(2,471)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	1,065	1	1,066
MS	ASOS PLC	GBP	(8,825)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	(1,664)	3	(1,661)
MS	Avalara, Inc.	USD	(11,502)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,102	10	2,112
MS	Avalara, Inc.	USD	(15,052)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	90	11	101
MS	Avis Budget Group, Inc.	USD	(14,291)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,508	20	2,528
MS	Avis Budget Group, Inc.	USD	(16,103)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,520	20	1,540
MS	Avis Budget Group, Inc.	USD	(12,151)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,981	17	1,998

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Banco BPM SpA	EUR	(25,835)	11/18/2019	(1.60)%	(1.13)%	1M EURIBOR	1M/T	$2,567	$(25)	$2,542
MS	Banco BPM SpA	EUR	(1,200)	11/18/2019	(1.60)%	(1.13)%	1M EURIBOR	1M/T	(112)	(1)	(113)
MS	Banco BPM SpA	EUR	(16,919)	11/18/2019	(1.60)%	(1.13)%	1M EURIBOR	1M/T	(3,709)	(13)	(3,722)
MS	Banco BPM SpA	EUR	(7,164)	11/18/2019	(1.60)%	(1.13)%	1M EURIBOR	1M/T	(901)	(6)	(907)
MS	Bank of Ireland Group PLC	EUR	(15,286)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	(3,416)	(5)	(3,421)
MS	Bank of Ireland Group PLC	EUR	(14,993)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	(3,002)	(5)	(3,007)
MS	Bank of Ireland Group PLC	EUR	(16,067)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	(2,909)	(6)	(2,915)
MS	Bank of Kyoto Ltd.	JPY	(868,000)	11/18/2019	(0.73)%	(0.63)%	1M JPY LIBOR	1M/T	(494)	(59)	(553)
MS	Bank of Kyoto Ltd.	JPY	(868,000)	11/18/2019	(0.73)%	(0.63)%	1M JPY LIBOR	1M/T	172	(57)	115
MS	Bank of New York Mellon Corp.	USD	(15,802)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,023)	(94)	(1,117)
MS	Bank of New York Mellon Corp.	USD	(5,330)	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	(273)	(32)	(305)
MS	Barclays PLC	GBP	(8,122)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,499)	2	(1,497)
MS	Barclays PLC	GBP	(8,019)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	(224)	1	(223)
MS	Berkshire Hathaway, Inc. Class B	USD	(10,842)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(343)	14	(329)
MS	BlackRock, Inc.	USD	(2,770)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(234)	6	(228)
MS	BOK Financial Corp.	USD	(12,961)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	111	11	122
MS	BOK Financial Corp.	USD	(13,656)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(109)	11	(98)
MS	BOK Financial Corp.	USD	(13,964)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	127	11	138
MS	BOK Financial Corp.	USD	(14,196)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	304	11	315

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	CaixaBank SA	EUR	(10,129)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	$968	$(7)	$961
MS	CaixaBank SA	EUR	(10,399)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	1,111	(7)	1,104
MS	CaixaBank SA	EUR	(13,813)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(2,246)	(6)	(2,252)
MS	CaixaBank SA	EUR	(14,059)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(2,972)	(6)	(2,978)
MS	Capita PLC	GBP	(9,265)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(793)	3	(790)
MS	Capita PLC	GBP	(9,486)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(2,981)	3	(2,978)
MS	Capita PLC	GBP	(8,748)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(2,376)	3	(2,373)
MS	Capital & Counties Properties PLC	GBP	(7,596)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,895	4	1,899
MS	Capital & Counties Properties PLC	GBP	(8,703)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	621	3	624
MS	Capital & Counties Properties PLC	GBP	(8,203)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	236	3	239
MS	Capital & Counties Properties PLC	GBP	(3,111)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	50	1	51
MS	Capital & Counties Properties PLC	GBP	(1,813)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	174	1	175
MS	Capri Holdings, Ltd.	USD	(9,290)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	485	7	492
MS	Carrefour SA	EUR	(11,670)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	663	(6)	657
MS	Carrefour SA	EUR	(12,280)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	532	(6)	526
MS	Centennial Resource Development, Inc.	USD	(5,525)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	10,796	15	10,811
MS	Centennial Resource Development, Inc.	USD	(5,168)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	10,828	15	10,843

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Centennial Resource Development, Inc.	USD	(5,783)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$10,501	$15	$10,516
MS	CenterState Bank Corp.	USD	(5,452)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(496)	4	(492)
MS	Charles Schwab Corp.	USD	(65,421)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	23,179	105	23,284
MS	Chart Industries, Inc.	USD	(9,733)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,380	11	3,391
MS	Chart Industries, Inc.	USD	(10,378)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,912	10	2,922
MS	Chart Industries, Inc.	USD	(5,570)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,187	5	1,192
MS	Chart Industries, Inc.	USD	(10,905)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,579	10	2,589
MS	Cheniere Energy, Inc.	USD	(12,741)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	212	11	223
MS	Cheniere Energy, Inc.	USD	(14,526)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	806	11	817
MS	Cheniere Energy, Inc.	USD	(14,834)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	348	11	359
MS	Cheniere Energy, Inc.	USD	(15,757)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(506)	11	(495)
MS	Chesapeake Energy Corp.	USD	(6,567)	11/18/2019	(4.94)%	(6.85)%	1M USD LIBOR	1M/T	8,888	13	8,901
MS	Chesapeake Energy Corp.	USD	(6,554)	11/18/2019	(4.94)%	(6.85)%	1M USD LIBOR	1M/T	9,017	15	9,032
MS	Chesapeake Energy Corp.	USD	(6,806)	11/18/2019	(4.94)%	(6.85)%	1M USD LIBOR	1M/T	9,414	12	9,426
MS	Chesapeake Energy Corp.	USD	(4,969)	11/18/2019	(4.94)%	(6.85)%	1M USD LIBOR	1M/T	5,797	7	5,804
MS	Chesapeake Energy Corp.	USD	(7,739)	11/18/2019	(4.94)%	(6.85)%	1M USD LIBOR	1M/T	3,427	6	3,433
MS	Chesapeake Energy Corp.	USD	(11,414)	11/18/2019	(4.94)%	(6.85)%	1M USD LIBOR	1M/T	3,863	—	3,863
MS	Chesapeake Energy Corp.	USD	(17,466)	11/18/2019	(4.94)%	(6.85)%	1M USD LIBOR	1M/T	(867)	(7)	(874)
MS	Cloudera, Inc.	USD	(16,968)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	14,754	37	14,791
MS	Cloudera, Inc.	USD	(8,980)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	9,912	22	9,934

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Cloudera, Inc.	USD	(10,736)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	$3,575	$16	$3,591
MS	Cloudera, Inc.	USD	(13,882)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	415	4	419
MS	Coca-Cola Bottlers Japan Holdings, Inc.	JPY	(740,100)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(37)	(2)	(39)
MS	Coca-Cola Bottlers Japan Holdings, Inc.	JPY	(986,800)	11/18/2019	(0.50)%	(0.40)%	1M JPY LIBOR	1M/T	325	(2)	323
MS	Conagra Brands, Inc.	USD	(14,228)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,959	(97)	1,862
MS	Conagra Brands, Inc.	USD	(14,418)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,143	(98)	1,045
MS	Conagra Brands, Inc.	USD	(11,253)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	650	(78)	572
MS	Conagra Brands, Inc.	USD	(13,660)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	926	(96)	830
MS	Continental AG	EUR	(11,029)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	2,581	(9)	2,572
MS	Continental AG	EUR	(11,149)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	846	(6)	840
MS	Continental AG	EUR	(11,988)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	1,091	(6)	1,085
MS	Continental AG	EUR	(15,105)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(1,209)	(6)	(1,215)
MS	ConvaTec Group PLC	GBP	(4,233)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,445)	1	(1,444)
MS	ConvaTec Group PLC	GBP	(9,363)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(3,108)	2	(3,106)
MS	ConvaTec Group PLC	GBP	(7,750)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,131)	2	(1,129)
MS	ConvaTec Group PLC	GBP	(8,422)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	(597)	1	(596)
MS	Corteva, Inc.	USD	(13,718)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,063	11	1,074
MS	Corteva, Inc.	USD	(14,192)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,169	11	1,180
MS	Corteva, Inc.	USD	(14,456)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	638	11	649

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Corteva, Inc.	USD	(15,564)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(98)	$12	$(86)
MS	Coty, Inc.	USD	(25,741)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,861	45	3,906
MS	Coty, Inc.	USD	(4,384)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	28	5	33
MS	Coty, Inc.	USD	(105)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(105)	—	(105)
MS	Coty, Inc. Class A	USD	(24,081)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,285)	20	(7,265)
MS	Coty, Inc. Class A	USD	(16,004)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,965)	9	(3,956)
MS	Coupa Software, Inc.	USD	(23,098)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,076)	18	(7,058)
MS	Coupa Software, Inc.	USD	(23,511)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,883)	18	(7,865)
MS	Coupa Software, Inc.	USD	(23,236)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,226)	15	(7,211)
MS	CyberAgent, Inc.	JPY	(353,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	2,125	(33)	2,092
MS	CyberAgent, Inc.	JPY	(706,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	4,767	(66)	4,701
MS	CyberAgent, Inc.	JPY	(706,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	3,103	(65)	3,038
MS	CyberAgent, Inc.	JPY	(353,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	682	(32)	650
MS	CyrusOne, Inc.	USD	(55,955)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(13,060)	56	(13,004)
MS	CyrusOne, Inc.	USD	(17,535)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,161)	15	(4,146)
MS	Davide Campari- Milano SpA	EUR	(11,854)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(465)	(6)	(471)
MS	Davide Campari- Milano SpA	EUR	(12,084)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	280	(6)	274
MS	Davide Campari- Milano SpA	EUR	(12,528)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	223	(6)	217
MS	Davide Campari- Milano SpA	EUR	(12,709)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	140	(7)	133

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	DaVita, Inc.	USD	(3,633)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(550)	$3	$(547)
MS	Dechra Pharmaceuticals PLC	GBP	(2,998)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(719)	(113)	(832)
MS	Dechra Pharmaceuticals PLC	GBP	(6,286)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	398	(68)	330
MS	Dechra Pharmaceuticals PLC	GBP	(4,445)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	89	(47)	42
MS	Dechra Pharmaceuticals PLC	GBP	(9,363)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	(24)	(100)	(124)
MS	Delivery Hero SE	EUR	(25,092)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(1,818)	(22)	(1,840)
MS	Delivery Hero SE	EUR	(16,476)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(2,488)	(11)	(2,499)
MS	Delivery Hero SE	EUR	(11,726)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(1,665)	(8)	(1,673)
MS	DeNA Co. Ltd.	JPY	(738,800)	11/18/2019	(0.50)%	(0.40)%	1M JPY LIBOR	1M/T	196	(1)	195
MS	Dentsu, Inc.	JPY	(778,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(207)	(2)	(209)
MS	Deutsche Bank AG	EUR	(28,846)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	13,174	(30)	13,144
MS	Deutsche Bank AG	EUR	(7,884)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	4,632	(9)	4,623
MS	Deutsche Bank AG	EUR	(4,396)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	1,852	(5)	1,847
MS	Deutsche Bank AG	EUR	(331)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	94	—	94
MS	DexCom, Inc.	USD	(71,105)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(30,931)	51	(30,880)
MS	Diamondback Energy, Inc.	USD	(10,377)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,693	10	1,703
MS	Digital Realty Trust, Inc.	USD	(3,303)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(146)	9	(137)
MS	Digital Realty Trust, Inc.	USD	(16,261)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,568)	17	(1,551)
MS	Digital Realty Trust, Inc.	USD	(17,277)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,553)	18	(1,535)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Digital Realty Trust, Inc.	USD	(17,023)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(715)	$18	$(697)
MS	Disco Corp.	JPY	(2,388,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(4,394)	(91)	(4,485)
MS	Disco Corp.	JPY	(2,388,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(6,215)	(90)	(6,305)
MS	DISH Network Corp.	USD	(60,646)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,279)	66	(7,213)
MS	DISH Network Corp.	USD	(3,507)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(508)	3	(505)
MS	DocuSign, Inc.	USD	(5,428)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,024)	(2)	(2,026)
MS	DocuSign, Inc.	USD	(19,195)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,177)	15	(3,162)
MS	DocuSign, Inc.	USD	(18,533)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,667)	15	(2,652)
MS	DocuSign, Inc.	USD	(19,658)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,851)	15	(3,836)
MS	DocuSign, Inc.	USD	(18,401)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(6,007)	9	(5,998)
MS	Dominion Energy, Inc.	USD	(66,948)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(20,702)	59	(20,643)
MS	DS Smith PLC	GBP	(2,925)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,485	(115)	1,370
MS	DS Smith PLC	GBP	(6,065)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	3,047	(238)	2,809
MS	DS Smith PLC	GBP	(2,947)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,267	(116)	1,151
MS	DS Smith PLC	GBP	(2,832)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	553	(112)	441
MS	DS Smith PLC	GBP	(2,031)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	45	(80)	(35)
MS	DS Smith PLC	GBP	(830)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	75	(33)	42
MS	DS Smith PLC	GBP	(3,208)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(71)	(126)	(197)
MS	DS Smith PLC	GBP	(8,153)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(731)	(323)	(1,054)
MS	E*TRADE Financial Corp.	USD	(16,298)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	(517)	5	(512)
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	East West Bancorp, Inc.	USD	(12,833)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$1,359	$(71)	$1,288
MS	East West Bancorp, Inc.	USD	(12,790)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,694	(71)	1,623
MS	East West Bancorp, Inc.	USD	(15,451)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(643)	(88)	(731)
MS	East West Bancorp, Inc.	USD	(15,494)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(883)	(88)	(971)
MS	easyJet PLC	GBP	(6,128)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(804)	1	(803)
MS	easyJet PLC	GBP	(9,235)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(2,877)	2	(2,875)
MS	easyJet PLC	GBP	(9,694)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(3,287)	2	(3,285)
MS	Eisai . Co. Ltd	JPY	(1,577,400)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(2,509)	(1)	(2,510)
MS	Elanco Animal Health, Inc.	USD	(15,509)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(492)	11	(481)
MS	Elastic NV	USD	(13,394)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,896	9	1,905
MS	Elastic NV	USD	(13,034)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,191	9	2,200
MS	Elastic NV	USD	(3,817)	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	699	3	702
MS	Elastic NV	USD	(16,274)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	(539)	5	(534)
MS	Electric Power Development Co. Ltd.	JPY	(790,200)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(520)	(99)	(619)
MS	Electric Power Development Co. Ltd.	JPY	(790,200)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(572)	(99)	(671)
MS	Electricite de France SA	EUR	(15,294)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	3,951	(14)	3,937

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Electricite de France SA	EUR	(10,936)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	$2,416	$(6)	$2,410
MS	Electricite de France SA	EUR	(14,350)	11/18/2019	(0.86)%	(0.40)%	1M EURIBOR	1M/T	99	(5)	94
MS	Electronic Arts, Inc.	USD	(15,424)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,093	21	2,114
MS	Electronic Arts, Inc.	USD	(11,375)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(744)	8	(736)
MS	Electronic Arts, Inc.	USD	(15,231)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(643)	11	(632)
MS	Element Solutions, Inc.	USD	(74,185)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,653	87	3,740
MS	Eurofins Scientific SE	EUR	(4,542)	11/18/2019	(2.22)%	(1.75)%	1M EURIBOR	1M/T	(65)	(5)	(70)
MS	Eurofins Scientific SE	EUR	(11,355)	11/18/2019	(2.22)%	(1.75)%	1M EURIBOR	1M/T	(1,350)	(8)	(1,358)
MS	Eurofins Scientific SE	EUR	(13,172)	11/18/2019	(2.22)%	(1.75)%	1M EURIBOR	1M/T	(699)	(15)	(714)
MS	Eurofins Scientific SE	EUR	(13,626)	11/18/2019	(2.47)%	(2.00)%	1M EURIBOR	1M/T	(871)	(16)	(887)
MS	Evotec AG	EUR	(6,885)	11/18/2019	(1.10)%	(0.63)%	1M EURIBOR	1M/T	(836)	(13)	(849)
MS	Evotec SE	EUR	(8,483)	11/18/2019	(1.10)%	(0.63)%	1M EURIBOR	1M/T	729	(6)	723
MS	Evotec SE	EUR	(13,032)	11/18/2019	(1.10)%	(0.63)%	1M EURIBOR	1M/T	(426)	(6)	(432)
MS	Evotec SE	EUR	(12,745)	11/18/2019	(1.10)%	(0.63)%	1M EURIBOR	1M/T	(680)	(6)	(686)
MS	Facebook, Inc.	USD	(1,533)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(84)	9	(75)
MS	Facebook, Inc.	USD	(5,941)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,019)	5	(1,014)
MS	FedEx Corp.	USD	(12,518)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,731	11	1,742
MS	FedEx Corp.	USD	(12,671)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,637	11	1,648
MS	FedEx Corp.	USD	(15,113)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(311)	11	(300)
MS	FedEx Corp.	USD	(15,877)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,147)	11	(1,136)
MS	Fevertree Drinks PLC	GBP	(6,566)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	2,461	3	2,464

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Fevertree Drinks PLC	GBP	(4,501)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	$2,648	$3	$2,651
MS	Fevertree Drinks PLC	GBP	(4,669)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	2,351	1	2,352
MS	Fevertree Drinks PLC	GBP	(5,785)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,883	2	1,885
MS	FireEye, Inc.	USD	(7,112)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	249	20	269
MS	First Solar, Inc.	USD	(17,505)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	187	20	207
MS	First Solar, Inc.	USD	(19,214)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,178)	19	(3,159)
MS	First Solar, Inc.	USD	(13,517)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	103	17	120
MS	Freeport- McMoRan, Inc.	USD	(12,167)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,536	(44)	3,492
MS	Freeport- McMoRan, Inc.	USD	(12,275)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,592	(45)	3,547
MS	Freeport- McMoRan, Inc.	USD	(12,118)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	4,385	(44)	4,341
MS	Freeport- McMoRan, Inc.	USD	(12,452)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,149	(48)	3,101
MS	Freeport-. McMoRan, Inc	USD	(17,725)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,376)	(79)	(2,455)
MS	Fresenius SE & Co. KGaA	EUR	(9,755)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	4,162	(10)	4,152
MS	Fresenius SE & Co. KGaA	EUR	(11,074)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	3,908	(11)	3,897
MS	Fresenius SE & Co. KGaA	EUR	(9,331)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	4,816	(10)	4,806
MS	Fresenius SE & Co. KGaA	EUR	(10,933)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	3,144	(10)	3,134
MS	Fresenius SE & Co. KGaA	EUR	(2,403)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	532	(2)	530
MS	Fresenius SE & Co. KGaA	EUR	(6,833)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	791	(5)	786
MS	Fresnillo PLC	GBP	(1,740)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	327	1	328
MS	Fresnillo PLC	GBP	(6,468)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	2,194	3	2,197
MS	Fresnillo PLC	GBP	(6,440)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,896	3	1,899

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Fresnillo PLC	GBP	(6,553)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	$1,760	$3	$1,763
MS	Fresnillo PLC	GBP	(7,384)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	517	1	518
MS	Gap, Inc.	USD	(11,984)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,241	10	1,251
MS	Gap, Inc.	USD	(14,601)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	39	11	50
MS	Gap, Inc.	USD	(14,862)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(627)	11	(616)
MS	Gardner Denver Holdings, Inc.	USD	(17,188)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,579)	11	(2,568)
MS	General Electric Co.	USD	(32,665)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,511	40	1,551
MS	General Electric Co.	USD	(7,126)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	95	6	101
MS	General Electric Co.	USD	(13,782)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	322	11	333
MS	Glanbia PLC	EUR	(7,992)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	3,475	(5)	3,470
MS	Glanbia PLC	EUR	(15,794)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	6,909	(10)	6,899
MS	Glanbia PLC	EUR	(11,628)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	1,694	(6)	1,688
MS	Glanbia PLC	EUR	(12,507)	11/18/2019	(0.81)%	(0.35)%	1M EURIBOR	1M/T	1,975	(5)	1,970
MS	Glaukos Corp.	USD	(12,255)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,047	11	2,058
MS	Glaukos Corp.	USD	(11,106)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,362	10	2,372
MS	Glaukos Corp.	USD	(11,936)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,198	11	2,209
MS	Glaukos Corp.	USD	(11,936)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,181	11	2,192
MS	Glencore PLC	GBP	(7,198)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(355)	2	(353)
MS	GMO Payment Gateway, Inc.	JPY	(799,000)	11/18/2019	(0.85)%	(0.75)%	1M JPY LIBOR	1M/T	(309)	(2)	(311)
MS	Goodyear Tire & Rubber Co.	USD	(16,822)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,862)	(159)	(2,021)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Grenke AG	EUR	(3,818)	11/18/2019	(6.97)%	(6.50)%	1M EURIBOR	1M/T	$(532)	$(4)	$(536)
MS	GVC Holdings PLC	GBP	(3,489)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,139)	1	(1,138)
MS	GVC Holdings PLC	GBP	(10,021)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(3,717)	2	(3,715)
MS	GVC Holdings PLC	GBP	(11,721)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(5,673)	2	(5,671)
MS	Hain Celestial Group, Inc.	USD	(14,279)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,125	20	3,145
MS	Hain Celestial Group, Inc.	USD	(16,808)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,851	22	1,873
MS	Hain Celestial Group, Inc.	USD	(14,680)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,078)	17	(1,061)
MS	Hain Celestial Group, Inc.	USD	(15,862)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	56	18	74
MS	Hargreaves Lansdown PLC	GBP	(337)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	45	—	45
MS	Hargreaves C Lansdown PL	GBP	(6,680)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	693	2	695
MS	Harmonic Drive Systems, Inc.	JPY	(506,001)	11/18/2019	(11.67)%	(11.57)%	1M JPY LIBOR	1M/T	(1,470)	(50)	(1,520)
MS	Harmonic Drive Systems, Inc.	JPY	(1,518,000)	11/18/2019	(11.67)%	(11.57)%	1M JPY LIBOR	1M/T	(5,143)	(100)	(5,243)
MS	Harmonic Drive Systems, Inc.	JPY	(1,518,000)	11/18/2019	(11.67)%	(11.57)%	1M JPY LIBOR	1M/T	(4,126)	(92)	(4,218)
MS	Harmonic Drive Systems, Inc.	JPY	(1,012,000)	11/18/2019	(11.67)%	(11.57)%	1M JPY LIBOR	1M/T	(2,219)	(82)	(2,301)
MS	Hitachi Metals Ltd.	JPY	(547,200)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	42	(50)	(8)
MS	Hitachi Metals Ltd.	JPY	(684,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(77)	(63)	(140)
MS	Hitachi Metals Ltd.	JPY	(957,600)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(393)	(88)	(481)
MS	Howard Hughes Corp.	USD	(5,591)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	713	13	726
MS	Howard Hughes Corp.	USD	(16,102)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,852	21	1,873

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Howard Hughes Corp.	USD	(4,137)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$266	$5	$271
MS	Howard Hughes Corp.	USD	(2,013)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(76)	2	(74)
MS	Howard Hughes Corp.	USD	(16,102)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	(548)	5	(543)
MS	Iliad SA	EUR	(24,035)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	15,048	(27)	15,021
MS	Iliad SA	EUR	(10,579)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	4,723	(11)	4,712
MS	Iliad SA	EUR	(5,939)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	2,441	(6)	2,435
MS	Iliad SA	EUR	(4,362)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	689	(3)	686
MS	Iliad SA	EUR	(4,640)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	384	(3)	381
MS	Indivior PLC	GBP	(625)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	9,131	3	9,134
MS	Indivior PLC	GBP	(459)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	4,842	2	4,844
MS	Indivior PLC	GBP	(899)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	10,075	3	10,078
MS	Indivior PLC	GBP	(1,053)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	9,034	3	9,037
MS	Indivior PLC	GBP	(1,131)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	9,477	3	9,480
MS	Indivior PLC	GBP	(628)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	4,648	2	4,650
MS	Indivior PLC	GBP	(649)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	4,686	2	4,688
MS	Indivior PLC	GBP	(1,260)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	6,162	2	6,164
MS	Infineon Technologies AG	EUR	(12,669)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(1,420)	(5)	(1,425)
MS	Infineon Technologies AG	EUR	(13,694)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(902)	(6)	(908)
MS	Infineon Technologies AG	EUR	(14,372)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(1,618)	(6)	(1,624)
MS	Infineon Technologies AG	EUR	(14,962)	11/18/2019	(0.86)%	(0.40)%	1M EURIBOR	1M/T	(686)	(5)	(691)
MS	Insulet Corp.	USD	(11,190)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,463)	10	(4,453)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Insulet Corp.	USD	(1,744)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(775)	$1	$(774)
MS	Insulet Corp.	USD	(16,712)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,126)	11	(4,115)
MS	IPG Photonics Corp.	USD	(13,965)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	50	18	68
MS	IPG Photonics Corp.	USD	(17,725)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(264)	20	(244)
MS	IPG Photonics Corp.	USD	(12,085)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	666	15	681
MS	IPG Photonics Corp.	USD	(3,491)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(35)	4	(31)
MS	Iridium Communications, Inc.	USD	(5,799)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(329)	4	(325)
MS	Iridium Communications, Inc.	USD	(15,636)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(873)	11	(862)
MS	Iridium Communications, Inc.	USD	(14,706)	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	(437)	9	(428)
MS	Iron Mountain, Inc.	USD	(14,826)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	51	11	62
MS	Iron Mountain, Inc.	USD	(15,219)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	336	12	348
MS	Isetan Mitsukoshi Holdings Ltd.	JPY	(694,400)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	26	(46)	(20)
MS	Isetan Mitsukoshi Holdings Ltd.	JPY	(781,200)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	238	(52)	186
MS	Isetan Mitsukoshi Holdings Ltd.	JPY	(868,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(161)	(58)	(219)
MS	Isetan Mitsukoshi Holdings Ltd.	JPY	(781,200)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	88	(52)	36
MS	J Sainsbury PLC	GBP	(7,825)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(482)	2	(480)
MS	J Sainsbury PLC	GBP	(7,456)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	341	—	341

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Jefferies Financial Group, Inc.	USD	(28,322)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$3,179	$23	$3,202
MS	Jefferies Financial Group, Inc.	USD	(15,832)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	283	5	288
MS	JGC Corp.	JPY	(1,109,500)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	53	(5)	48
MS	JGC Corp.	JPY	(951,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	51	(3)	48
MS	JGC Corp.	JPY	(1,109,500)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(620)	(6)	(626)
MS	JGC Corp.	JPY	(951,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(228)	(4)	(232)
MS	John Wood Group PLC	GBP	(17,463)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	22,174	12	22,186
MS	John Wood Group PLC	GBP	(8,985)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	654	2	656
MS	Johnson Matthey PLC	GBP	(921)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	47	—	47
MS	Johnson Matthey PLC	GBP	(6,969)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	348	2	350
MS	Johnson Matthey PLC	GBP	(7,491)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(513)	2	(511)
MS	Johnson Matthey PLC	GBP	(7,859)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(922)	2	(920)
MS	Johnson Matthey PLC	GBP	(8,443)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(848)	2	(846)
MS	Jones Lang LaSalle, Inc.	USD	(23,736)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,735	37	2,772
MS	Jones Lang LaSalle, Inc.	USD	(14,652)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(539)	11	(528)
MS	Jones Lang LaSalle, Inc.	USD	(15,385)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(763)	11	(752)
MS	Just Eat PLC	GBP	(713)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(112)	1	(111)
MS	Just Eat PLC	GBP	(9,041)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,861)	3	(1,858)
MS	Just Eat PLC	GBP	(11,878)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(3,870)	3	(3,867)
MS	K&S AG	EUR	(5,232)	11/18/2019	(1.35)%	(0.88)%	1M EURIBOR	1M/T	1,620	(5)	1,615

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	K&S AG	EUR	(9,085)	11/18/2019	(1.35)%	(0.88)%	1M EURIBOR	1M/T	$2,774	$(41)	$2,733
MS	KAZ Minerals PLC	GBP	(4,736)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,680	1	1,681
MS	KAZ Minerals PLC	GBP	(5,525)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,019	1	1,020
MS	KAZ Minerals PLC	GBP	(6,098)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	772	2	774
MS	KAZ Minerals PLC	GBP	(9,942)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	(1,050)	2	(1,048)
MS	Kerry Group PLC Class A	EUR	(11,382)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	(30)	(32)	(62)
MS	Kerry Group PLC Class A	EUR	(11,599)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	(317)	(33)	(350)
MS	Kerry Group PLC Class A	EUR	(12,574)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	84	(35)	49
MS	Kerry Group PLC Class A	EUR	(13,442)	11/18/2019	(0.82)%	(0.35)%	1M EURIBOR	1M/T	(312)	(38)	(350)
MS	Keurig Dr Pepper, Inc.	USD	(11,940)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	52	9	61
MS	Keurig Dr Pepper, Inc.	USD	(16,023)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(704)	11	(693)
MS	Kirby Corp.	USD	(14,407)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(109)	11	(98)
MS	Knight-Swift Transportation Holdings, Inc.	USD	(11,303)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(917)	15	(902)
MS	Knight-Swift Transportation Holdings, Inc.	USD	(22,095)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,379)	23	(2,356)
MS	Knight-Swift Transportation Holdings, Inc.	USD	(8,568)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(977)	9	(968)
MS	Knight-Swift Transportation Holdings, Inc.	USD	(2,516)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(432)	3	(429)
MS	Knight-Swift Transportation Holdings, Inc.	USD	(16,042)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,164)	11	(1,153)
MS	Kraft Heinz Co.	USD	(15,551)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	271	18	289

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Kraft Heinz Co.	USD	(16,262)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(129)	$18	$(111)
MS	Kraft Heinz Co.	USD	(13,385)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,518)	10	(1,508)
MS	Kraft Heinz Co.	USD	(12,738)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(826)	9	(817)
MS	Kratos Defense & Security Solutions, Inc.	USD	(11,158)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,394	11	3,405
MS	Kroger Co.	USD	(13,651)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(884)	10	(874)
MS	Kroger Co.	USD	(15,646)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,103)	11	(1,092)
MS	Kroger Co.	USD	(14,538)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	557	11	568
MS	LendingTree, Inc.	USD	(26,989)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(9,870)	17	(9,853)
MS	LendingTree, Inc.	USD	(15,474)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,475)	6	(4,469)
MS	Liberty Broadband Corp.	USD	(16,294)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,491)	11	(1,480)
MS	Liberty Broadband Corp.	USD	(17,120)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,565)	12	(1,553)
MS	Liberty Media Corp.-Liberty Formula One	USD	(33,235)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(8,982)	36	(8,946)
MS	LINE Corp.	JPY	(1,197,000)	11/18/2019	(2.86)%	(2.75)%	1M JPY LIBOR	1M/T	(116)	(14)	(130)
MS	LINE Corp.	JPY	(1,197,000)	11/18/2019	(2.86)%	(2.75)%	1M JPY LIBOR	1M/T	1,215	(11)	1,204
MS	LINE Corp.	JPY	(798,000)	11/18/2019	(2.86)%	(2.75)%	1M JPY LIBOR	1M/T	181	(7)	174
MS	LINE Corp.	JPY	(399,000)	11/18/2019	(2.86)%	(2.75)%	1M JPY LIBOR	1M/T	(400)	(5)	(405)
MS	LINE Corp.	JPY	(399,000)	11/18/2019	(2.86)%	(2.75)%	1M JPY LIBOR	1M/T	(767)	(5)	(772)
MS	LiveRamp Holdings, Inc.	USD	(12,118)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,252	11	2,263

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Macy's, Inc.	USD	(9,051)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$3,853	$11	$3,864
MS	Macy's, Inc.	USD	(9,733)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,893	10	3,903
MS	Macy's, Inc.	USD	(9,718)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	4,400	11	4,411
MS	Macy's, Inc.	USD	(7,019)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,442	8	3,450
MS	Macy's, Inc.	USD	(16,206)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(349)	12	(337)
MS	Madison Square Garden Co. Class A	USD	(16,015)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	(15)	5	(10)
MS	Markel Corp.	USD	(15,223)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(241)	11	(230)
MS	Masmovil Ibercom SA	EUR	(11,334)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(80)	(6)	(86)
MS	Matador Resources Co.	USD	(10,808)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,543	15	5,558
MS	Matador Resources Co.	USD	(10,252)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,810	15	5,825
MS	Matador Resources Co.	USD	(7,970)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,893	10	3,903
MS	Mattel, Inc.	USD	(16,800)	11/18/2019	0.86%	(1.05)%	1M USD LIBOR	1M/T	(1,395)	7	(1,388)
MS	Mattel, Inc.	USD	(16,585)	11/18/2019	0.84%	(1.05)%	1M USD LIBOR	1M/T	(766)	6	(760)
MS	Mediclinic International PLC	GBP	(9,428)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,292)	(17)	(1,309)
MS	Mediclinic International PLC	GBP	(9,468)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,559)	3	(1,556)
MS	Mediclinic International PLC	GBP	(7,635)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,543)	1	(1,542)
MS	Melrose Industries PLC	GBP	(5,879)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,672)	2	(1,670)
MS	Melrose Industries PLC	GBP	(12,364)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(4,495)	3	(4,492)
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Melrose Industries PLC	GBP	(8,420)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	$(1,633)	$3	$(1,630)
MS	Melrose Industries PLC	GBP	(9,006)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,558)	3	(1,555)
MS	Mercari, Inc.	JPY	(735,300)	11/18/2019	(4.23)%	(4.13)%	1M JPY LIBOR	1M/T	221	(14)	207
MS	Mercari, Inc.	JPY	(735,300)	11/18/2019	(4.23)%	(4.13)%	1M JPY LIBOR	1M/T	904	(14)	890
MS	Mercari, Inc.	JPY	(735,300)	11/18/2019	(4.23)%	(4.13)%	1M JPY LIBOR	1M/T	707	(2)	705
MS	Mercari, Inc.	JPY	(490,200)	11/18/2019	(3.86)%	(3.75)%	1M JPY LIBOR	1M/T	519	(1)	518
MS	Mercari, Inc.	JPY	(735,300)	11/18/2019	(4.23)%	(4.13)%	1M JPY LIBOR	1M/T	(492)	(9)	(501)
MS	Metro Bank PLC	GBP	(479)	11/18/2019	(9.53)%	(10.25)%	1M GBP LIBOR	1M/T	9,527	(11)	9,516
MS	Metro Bank PLC	GBP	(625)	11/18/2019	(9.53)%	(10.25)%	1M GBP LIBOR	1M/T	10,840	(13)	10,827
MS	Metro Bank PLC	GBP	(509)	11/18/2019	(9.53)%	(10.25)%	1M GBP LIBOR	1M/T	8,788	(10)	8,778
MS	Metro Bank PLC	GBP	(799)	11/18/2019	(9.53)%	(10.25)%	1M GBP LIBOR	1M/T	10,758	(18)	10,740
MS	Metro Bank PLC	GBP	(641)	11/18/2019	(9.53)%	(10.25)%	1M GBP LIBOR	1M/T	8,309	(15)	8,294
MS	Metro Bank PLC	GBP	(274)	11/18/2019	(9.53)%	(10.25)%	1M GBP LIBOR	1M/T	3,134	(5)	3,129
MS	Metrovacesa SA	EUR	(7,352)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	6,295	(11)	6,284
MS	MGM Resorts International	USD	(13,566)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	344	10	354
MS	MGM Resorts International	USD	(13,709)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	435	11	446
MS	MGM Resorts International	USD	(13,965)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	340	11	351
MS	MGM Resorts International	USD	(14,421)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(140)	11	(129)
MS	MISUMI Group, Inc.	JPY	(274,400)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	76	(10)	66
MS	MISUMI Group, Inc.	JPY	(1,097,600)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	439	(33)	406
MS	MISUMI Group, Inc.	JPY	(823,200)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	27	(24)	3

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	MISUMI Group, Inc.	JPY	(548,800)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	$(306)	$(16)	$(322)
MS	MISUMI Group, Inc.	JPY	(1,097,600)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(982)	(31)	(1,013)
MS	Mitsui OSK Lines Ltd.	JPY	(297,600)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(453)	(30)	(483)
MS	Mohawk Industries, Inc.	USD	(18,066)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,656)	11	(2,645)
MS	MongoDB, Inc.	USD	(12,266)	11/18/2019	1.31%	(0.60)%	1M USD LIBOR	1M/T	2,305	11	2,316
MS	MongoDB, Inc.	USD	(12,905)	11/18/2019	1.31%	(0.60)%	1M USD LIBOR	1M/T	1,134	10	1,144
MS	MongoDB, Inc.	USD	(12,777)	11/18/2019	1.31%	(0.60)%	1M USD LIBOR	1M/T	1,845	11	1,856
MS	MongoDB, Inc.	USD	(13,671)	11/18/2019	1.31%	(0.60)%	1M USD LIBOR	1M/T	1,221	11	1,232
MS	Monster Beverage Corp.	USD	(10,047)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,226)	18	(1,208)
MS	Monster Beverage Corp.	USD	(15,773)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	12	19	31
MS	Monster Beverage Corp.	USD	(11,226)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	989	15	1,004
MS	Monster Beverage Corp.	USD	(2,919)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	169	3	172
MS	Monster Beverage Corp.	USD	(2,133)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	68	3	71
MS	Monster Beverage Corp.	USD	(3,985)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(216)	5	(211)
MS	Moody's Corp.	USD	(23,393)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(5,288)	22	(5,266)
MS	Moody's Corp.	USD	(23,172)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(5,206)	21	(5,185)
MS	Moody's Corp.	USD	(27,145)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(8,703)	22	(8,681)
MS	Mosaic Co.	USD	(9,443)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,773	24	3,797
MS	Mosaic Co.	USD	(2,107)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,297	4	1,301
MS	Mosaic Co.	USD	(13,757)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	501	11	512
MS	Mosaic Co.	USD	(14,890)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(387)	11	(376)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Myokardia, Inc.	USD	(16,167)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(239)	$19	$(220)
MS	Myokardia, Inc.	USD	(17,772)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(886)	20	(866)
MS	MyoKardia, Inc.	USD	(16,568)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,724)	16	(1,708)
MS	MyoKardia, Inc.	USD	(17,944)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,580)	18	(1,562)
MS	National Oilwell Varco, Inc.	USD	(16,558)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	(795)	5	(790)
MS	Nektar Therapeutics	USD	(4,452)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	4,838	14	4,852
MS	Nektar Therapeutics	USD	(5,086)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	4,452	9	4,461
MS	Nektar Therapeutics	USD	(13,460)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,351	11	1,362
MS	Nektar Therapeutics	USD	(668)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1)	1	—
MS	Nektar Therapeutics	USD	(14,248)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(184)	10	(174)
MS	Nektar Therapeutics	USD	(14,608)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(146)	11	(135)
MS	Netflix, Inc.	USD	(14,945)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,240	26	3,266
MS	Netflix, Inc.	USD	(15,520)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,688	22	3,710
MS	Netflix, Inc.	USD	(14,083)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,890	20	2,910
MS	Netflix, Inc.	USD	(8,910)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	929	12	941
MS	Nevro Corp.	USD	(14,309)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,311)	15	(1,296)
MS	Nevro Corp.	USD	(14,740)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(548)	11	(537)
MS	Nevro Corp.	USD	(14,999)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(730)	11	(719)
MS	Nevro Corp.	USD	(10,947)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(45)	8	(37)
MS	New Relic, Inc.	USD	(16,143)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(869)	11	(858)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	New Residential Investment Corp.	USD	(16,569)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(1,827)	$11	$(1,816)
MS	New Residential Investment Corp.	USD	(16,331)	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	(419)	10	(409)
MS	Newmont Goldcorp Corp.	USD	(14,462)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	467	11	478
MS	Newmont Goldcorp Corp.	USD	(15,971)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(875)	11	(864)
MS	Nippon Yusen KK	JPY	(1,177,800)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(477)	(116)	(593)
MS	Nippon Yusen KK	JPY	(981,500)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(911)	(95)	(1,006)
MS	NMC Health PLC	GBP	(6,593)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	2,710	3	2,713
MS	NMC Health PLC	GBP	(6,549)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	2,002	3	2,005
MS	NMC Health PLC	GBP	(6,920)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	1,312	3	1,315
MS	NMC Health PLC	GBP	(6,964)	11/18/2019	(0.41)%	(1.13)%	1M GBP LIBOR	1M/T	1,803	2	1,805
MS	Novocure, Ltd.	USD	(17,409)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,455)	11	(3,444)
MS	Novocure, Ltd.	USD	(11,391)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,605	11	3,616
MS	Novocure, Ltd.	USD	(11,176)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,107	11	3,118
MS	Novocure, . Ltd	USD	(14,901)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	729	12	741
MS	Nutanix, Inc.	USD	(52,713)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	40,957	110	41,067
MS	Nutanix, Inc.	USD	(2,367)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(365)	1	(364)
MS	Nutanix, Inc. Class A	USD	(21,214)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,170)	10	(7,160)
MS	NVIDIA CORP	USD	(14,473)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,620)	8	(3,612)
MS	Oasis Petroleum, Inc.	USD	(11,889)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	44,291	66	44,357

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Oasis Petroleum, Inc.	USD	(6,068)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$8,611	$17	$8,628
MS	Ocado Group PLC	GBP	(11,137)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(4,707)	3	(4,704)
MS	Ocado Group PLC	GBP	(6,991)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(3,752)	2	(3,750)
MS	Ocado Group PLC	GBP	(10,579)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(5,109)	3	(5,106)
MS	Ocado Group PLC	GBP	(173)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(81)	—	(81)
MS	Ocado Group PLC	GBP	(4,333)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(2,431)	1	(2,430)
MS	OCI NV	EUR	(13,152)	11/18/2019	(0.86)%	(0.40)%	1M EURIBOR	1M/T	1,101	(5)	1,096
MS	Okta, Inc.	USD	(16,251)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,323)	14	(7,309)
MS	Okta, Inc.	USD	(39,592)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(22,236)	20	(22,216)
MS	OSRAM Licht AG	EUR	(6,640)	11/18/2019	(7.60)%	(7.13)%	1M EURIBOR	1M/T	1,936	(6)	1,930
MS	OSRAM Licht AG	EUR	(14,360)	11/18/2019	(7.60)%	(7.13)%	1M EURIBOR	1M/T	(2,014)	(20)	(2,034)
MS	OSRAM Licht AG	EUR	(16,400)	11/18/2019	(7.60)%	(7.13)%	1M EURIBOR	1M/T	(3,562)	(20)	(3,582)
MS	OSRAM Licht AG	EUR	(16,800)	11/18/2019	(7.60)%	(7.13)%	1M EURIBOR	1M/T	(4,070)	(18)	(4,088)
MS	Parsley Energy, Inc.	USD	(49,469)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	41,564	107	41,671
MS	Parsley Energy, Inc. Class A	USD	(949)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	342	2	344
MS	Pebblebrook Hotel Trust	USD	(15,092)	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	489	10	499
MS	Penn National Gaming, Inc.	USD	(14,025)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	229	13	242
MS	Penn National Gaming, Inc.	USD	(17,244)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,752)	11	(2,741)
MS	Penn National Gaming, Inc.	USD	(16,391)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,724)	11	(1,713)
MS	PG&E Corp.	USD	(3,412)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	9,585	17	9,602

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	PG&E Corp.	USD	(8,151)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$7,244	$11	$7,255
MS	Pilgrim's Pride Corp.	USD	(30,451)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(9,585)	31	(9,554)
MS	Pilgrim's Pride Corp.	USD	(6,376)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,442)	5	(2,437)
MS	Pilgrim's Pride Corp.	USD	(29,024)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(11,038)	22	(11,016)
MS	Pilgrim's Pride Corp.	USD	(6,224)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,523)	5	(2,518)
MS	Pluralsight, Inc. Class A	USD	(7,919)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,985	10	5,995
MS	Pluralsight, Inc. Class A	USD	(8,281)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,754	10	5,764
MS	Pluralsight, Inc. Class A	USD	(8,154)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	6,176	11	6,187
MS	Post Holdings, Inc.	USD	(13,994)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(588)	10	(578)
MS	Post Holdings, Inc.	USD	(14,818)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	332	11	343
MS	Prysmian SpA	EUR	(14,269)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(2,205)	(9)	(2,214)
MS	Prysmian SpA	EUR	(15,305)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(2,909)	(10)	(2,919)
MS	Prysmian SpA	EUR	(13,772)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(1,943)	(6)	(1,949)
MS	PTC INC	USD	(268)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	—	—	—
MS	PTC INC	USD	(15,055)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(197)	11	(186)
MS	Public Service . Enterprise Group, Inc	USD	(27,793)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,691)	27	(4,664)
MS	Pure Storage, Inc. Class A	USD	(14,070)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,403	18	2,421
MS	Pure Storage, Inc. Class A	USD	(13,758)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,399	15	2,414
MS	Pure Storage, Inc. Class A	USD	(13,641)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,624	15	2,639
MS	Pure Storage, Inc. Class A	USD	(15,471)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,645)	10	(2,635)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Pure Storage, Inc. Class A	USD	(20,861)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(6,868)	$10	$(6,858)
MS	PVH Corp.	USD	(12,813)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	4,902	21	4,923
MS	PVH Corp.	USD	(13,335)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,174	19	3,193
MS	PVH Corp.	USD	(14,643)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,003	20	2,023
MS	PVH Corp.	USD	(15,427)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	912	19	931
MS	QIAGEN NV	EUR	(11,652)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	1,244	(6)	1,238
MS	QIAGEN NV	EUR	(12,271)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(1,858)	(5)	(1,863)
MS	Reata Pharmaceuticals, Inc.	USD	(17,105)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(8,776)	14	(8,762)
MS	Reata Pharmaceuticals, Inc.	USD	(33,385)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(18,019)	18	(18,001)
MS	Reata Pharmaceuticals, Inc.	USD	(34,209)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(18,787)	17	(18,770)
MS	Relo Group, Inc.	JPY	(799,500)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	481	(2)	479
MS	Relo Group, Inc.	JPY	(799,500)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	49	(2)	47
MS	Relo Group, Inc.	JPY	(533,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(149)	(1)	(150)
MS	Relo Group, Inc.	JPY	(799,500)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(331)	(2)	(333)
MS	Renesas Electronics Corp.	JPY	(1,628,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	6,949	(12)	6,937
MS	Renesas Electronics Corp.	JPY	(1,036,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	176	(3)	173
MS	Renesas Electronics Corp.	JPY	(370,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(191)	(1)	(192)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Renesas Electronics Corp.	JPY	(222,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	$(267)	$(1)	$(268)
MS	Renesas Electronics Corp.	JPY	(1,036,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(691)	(3)	(694)
MS	Renishaw PLC	GBP	(6,553)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,616	1	1,617
MS	Renishaw PLC	GBP	(8,031)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(186)	2	(184)
MS	Renishaw PLC	GBP	(7,690)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(546)	2	(544)
MS	Renishaw PLC	GBP	(8,182)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,117)	2	(1,115)
MS	Rolls Royce Holdings PLC	GBP	(3,871)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	841	1	842
MS	Rolls Royce Holdings PLC	GBP	(195)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	—	—	—
MS	Rolls-Royce Holdings PLC	GBP	(26,205)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	5,509	11	5,520
MS	Ryohin Keikaku Co. Ltd.	JPY	(970,000)	11/18/2019	(0.50)%	(0.40)%	1M JPY LIBOR	1M/T	(618)	(2)	(620)
MS	Saipem SpA	EUR	(10,974)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	735	(7)	728
MS	Saipem SpA	EUR	(11,059)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	708	(7)	701
MS	Saipem SpA	EUR	(10,840)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	601	(6)	595
MS	Saipem SpA	EUR	(13,122)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(25)	(7)	(32)
MS	salesforce.com, Inc.	USD	(11,424)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,858)	5	(4,853)
MS	salesforce.com, Inc.	USD	(32,393)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(13,976)	14	(13,962)
MS	SCREEN Holdings Co. Ltd.	JPY	(759,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(1,548)	(1)	(1,549)
MS	SCREEN Holdings Co. Ltd.	JPY	(1,518,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(3,483)	(3)	(3,486)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	SCREEN Holdings Co. Ltd.	JPY	(759,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	$(1,917)	$(1)	$(1,918)
MS	Sempra Energy	USD	(22,110)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(5,273)	20	(5,253)
MS	ServiceMaster Global Holdings, Inc.	USD	(13,608)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,134	19	2,153
MS	ServiceMaster Global Holdings, Inc.	USD	(13,527)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,396	18	2,414
MS	ServiceMaster Global Holdings, Inc.	USD	(14,133)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,280	18	2,298
MS	ServiceMaster Global Holdings, Inc.	USD	(12,639)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,652	15	2,667
MS	ServiceNow, Inc.	USD	(8,901)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,202)	13	(2,189)
MS	ServiceNow, Inc.	USD	(23,984)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(6,346)	20	(6,326)
MS	ServiceNow, Inc.	USD	(16,319)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,370)	15	(3,355)
MS	Sharp Corp.	JPY	(251,800)	11/18/2019	(0.98)%	(0.88)%	1M JPY LIBOR	1M/T	1,615	(52)	1,563
MS	Sharp Corp.	JPY	(755,400)	11/18/2019	(0.98)%	(0.88)%	1M JPY LIBOR	1M/T	3,868	(88)	3,780
MS	Sharp Corp.	JPY	(755,400)	11/18/2019	(0.98)%	(0.88)%	1M JPY LIBOR	1M/T	3,158	(82)	3,076
MS	Sharp Corp.	JPY	(1,007,200)	11/18/2019	(0.98)%	(0.88)%	1M JPY LIBOR	1M/T	3,540	(86)	3,454
MS	Sharp Corp.	JPY	(881,300)	11/18/2019	(0.98)%	(0.88)%	1M JPY LIBOR	1M/T	(899)	(16)	(915)
MS	Siemens Gamesa Renewable Energy SA	EUR	(22,925)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	1,709	(71)	1,638
MS	Siemens Gamesa Renewable Energy SA	EUR	(2,416)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	204	(7)	197

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Siemens Gamesa Renewable Energy SA	EUR	(7,346)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	$(589)	$(18)	$(607)
MS	Siemens Gamesa Renewable Energy SA	EUR	(4,955)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(399)	(12)	(411)
MS	Siemens Gamesa Renewable Energy SA	EUR	(9,749)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(2,243)	(20)	(2,263)
MS	Signature Bank	USD	(3,195)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(276)	(9)	(285)
MS	SiteOne Landscape Supply, Inc.	USD	(5,019)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,779)	9	(1,770)
MS	SiteOne Landscape Supply, Inc.	USD	(25,009)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(8,780)	18	(8,762)
MS	SiteOne Landscape Supply, Inc.	USD	(24,569)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(8,447)	18	(8,429)
MS	SoftBank Group Corp.	JPY	(2,514,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(1,717)	(127)	(1,844)
MS	SoftBank Group Corp.	JPY	(419,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(1)	(1)	(2)
MS	SOITEC	EUR	(14,206)	11/18/2019	(0.84)%	(0.40)%	1M EURIBOR	1M/T	(120)	(3)	(123)
MS	SOITEC	EUR	(13,416)	11/18/2019	(0.84)%	(0.40)%	1M EURIBOR	1M/T	667	—	667
MS	Southern Co.	USD	(33,962)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(9,955)	32	(9,923)
MS	Spectrum Brands Holdings, Inc.	USD	(1,908)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	248	2	250
MS	Spirit Airlines, Inc.	USD	(14,385)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(98)	25	(73)
MS	Spirit Airlines, Inc.	USD	(526)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	153	1	154
MS	Splunk, Inc.	USD	(9,117)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,439)	13	(2,426)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Splunk, Inc.	USD	(11,276)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(302)	$9	$(293)
MS	Splunk, Inc.	USD	(14,035)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(231)	11	(220)
MS	Splunk, Inc.	USD	(17,514)	11/18/2019	1.47%	(0.35)%	1M USD LIBOR	1M/T	(1,388)	5	(1,383)
MS	Spotify Technology SA	USD	(13,709)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	279	10	289
MS	Spotify Technology SA	USD	(13,276)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	657	10	667
MS	Spotify Technology SA	USD	(13,853)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	426	11	437
MS	Spotify Technology SA	USD	(20,058)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,418)	12	(4,406)
MS	Sprint Corp.	USD	(27,026)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,728)	5	(4,723)
MS	Sprint Corp.	USD	(19,642)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,152)	3	(3,149)
MS	Sprint Corp.	USD	(18,152)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,387)	3	(2,384)
MS	Square Enix Holdings Co. Ltd.	JPY	(1,028,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(2,233)	(21)	(2,254)
MS	Square Enix Holdings Co. Ltd.	JPY	(1,028,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(3,287)	(21)	(3,308)
MS	Square Enix Holdings Co. Ltd.	JPY	(514,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(1,459)	(10)	(1,469)
MS	Square Enix Holdings Co. Ltd.	JPY	(1,028,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(2,788)	(21)	(2,809)
MS	St James's Place PLC	GBP	(8,037)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(1,008)	2	(1,006)
MS	St James's Place PLC	GBP	(8,026)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	(430)	1	(429)
MS	Stamps.com, Inc.	USD	(8,527)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	8,470	20	8,490
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Stamps.com, Inc.	USD	(6,248)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$8,709	$17	$8,726
MS	Standard Chartered PLC	GBP	(2,054)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(250)	—	(250)
MS	Standard Chartered PLC	GBP	(2,489)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(625)	1	(624)
MS	Standard Chartered PLC	GBP	(1,837)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(584)	—	(584)
MS	Standard Chartered PLC	GBP	(3,000)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(799)	1	(798)
MS	Standard Chartered PLC	GBP	(8,328)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	(660)	1	(659)
MS	State Street Corp.	USD	(16,584)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	975	20	995
MS	State Street Corp.	USD	(13,875)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	858	16	874
MS	State Street Corp.	USD	(16,121)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	25	18	43
MS	Suedzucker AG	EUR	(10,194)	11/18/2019	(7.35)%	(6.88)%	1M EURIBOR	1M/T	689	(56)	633
MS	Suedzucker AG	EUR	(10,362)	11/18/2019	(7.35)%	(6.88)%	1M EURIBOR	1M/T	728	(55)	673
MS	Suedzucker AG	EUR	(11,034)	11/18/2019	(7.35)%	(6.88)%	1M EURIBOR	1M/T	1,041	(59)	982
MS	Suedzucker AG	EUR	(10,388)	11/18/2019	(7.35)%	(6.88)%	1M EURIBOR	1M/T	1,330	(54)	1,276
MS	Sunrun, Inc.	USD	(11,018)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,065	10	3,075
MS	SVB Financial Group	USD	(443)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	173	1	174
MS	SVB Financial Group	USD	(11,960)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,791	21	5,812
MS	SVB Financial Group	USD	(13,289)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,714	22	5,736
MS	SVB Financial Group	USD	(15,504)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	543	19	562
MS	SVB Financial Group	USD	(19,269)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,771)	19	(2,752)
MS	T Rowe Price Group, Inc.	USD	(6,253)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(859)	11	(848)
MS	T Rowe Price Group, Inc.	USD	(13,085)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,144)	10	(1,134)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	T-Mobile US, Inc.	USD	(16,036)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(867)	$11	$(856)
MS	Taisho Pharmaceutical Holdings Co. Ltd.	JPY	(777,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	107	(1)	106
MS	Taisho Pharmaceutical Holdings Co. Ltd.	JPY	(777,000)	11/18/2019	(0.52)%	(0.40)%	1M JPY LIBOR	1M/T	117	—	117
MS	Takeaway.com NV	EUR	(15,184)	11/18/2019	(1.35)%	(0.88)%	1M EURIBOR	1M/T	(3,116)	(9)	(3,125)
MS	Takeaway.com NV	EUR	(14,527)	11/18/2019	(1.35)%	(0.88)%	1M EURIBOR	1M/T	(2,027)	(9)	(2,036)
MS	Takeaway.com NV	EUR	(13,651)	11/18/2019	(1.35)%	(0.88)%	1M EURIBOR	1M/T	(237)	(9)	(246)
MS	Tapestry, Inc.	USD	(10,861)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	6,961	21	6,982
MS	Tapestry, Inc.	USD	(11,146)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	7,359	22	7,381
MS	Tapestry, Inc.	USD	(11,378)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,878	18	3,896
MS	Tapestry, Inc.	USD	(10,008)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	3,384	15	3,399
MS	Tapestry, Inc.	USD	(17,792)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,321)	11	(3,310)
MS	Technicolor SA	EUR	(2,676)	11/18/2019	(1.97)%	(1.50)%	1M EURIBOR	1M/T	2,903	(47)	2,856
MS	Teladoc Health, Inc.	USD	(4,366)	11/18/2019	1.11%	(0.80)%	1M USD LIBOR	1M/T	(537)	9	(528)
MS	Teladoc Health, Inc.	USD	(16,852)	11/18/2019	1.11%	(0.80)%	1M USD LIBOR	1M/T	(4,074)	10	(4,064)
MS	Telecom Italia SpA	EUR	(7,851)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	2,707	(8)	2,699
MS	Tesco PLC	GBP	(7,536)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	376	1	377
MS	Tesco PLC	GBP	(7,501)	11/18/2019	0.36%	(0.35)%	1M GBP LIBOR	1M/T	144	—	144
MS	Tesla, Inc.	USD	(19,525)	11/18/2019	0.96%	(0.95)%	1M USD LIBOR	1M/T	(4,955)	7	(4,948)
MS	Tesla, Inc.	USD	(20,470)	11/18/2019	0.96%	(0.95)%	1M USD LIBOR	1M/T	(5,789)	7	(5,782)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Tesla, Inc.	USD	(21,100)	11/18/2019	0.96%	(0.95)%	1M USD LIBOR	1M/T	$(6,757)	$7	$(6,750)
MS	Tesla, Inc.	USD	(19,840)	11/18/2019	0.96%	(0.95)%	1M USD LIBOR	1M/T	(5,938)	6	(5,932)
MS	Texas Capital Bancshares, Inc.	USD	(21,029)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	16,429	44	16,473
MS	Texas Capital Bancshares, Inc.	USD	(9,028)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	6,677	19	6,696
MS	Texas Capital Bancshares, Inc.	USD	(10,812)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	7,427	22	7,449
MS	Texas Capital Bancshares, Inc.	USD	(3,027)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,956	5	1,961
MS	Texas Capital Bancshares, Inc.	USD	(1,568)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	925	3	928
MS	Texas Capital Bancshares, Inc.	USD	(12,164)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,055	17	2,072
MS	Thyssenkrupp AG	EUR	(17,056)	11/18/2019	(1.72)%	(1.25)%	1M EURIBOR	1M/T	14,520	(26)	14,494
MS	Thyssenkrupp AG	EUR	(8,304)	11/18/2019	(1.72)%	(1.25)%	1M EURIBOR	1M/T	5,832	(10)	5,822
MS	Thyssenkrupp AG	EUR	(3,979)	11/18/2019	(1.72)%	(1.25)%	1M EURIBOR	1M/T	2,089	(5)	2,084
MS	Thyssenkrupp AG	EUR	(9,392)	11/18/2019	(1.72)%	(1.25)%	1M EURIBOR	1M/T	605	(7)	598
MS	Thyssenkrupp AG	EUR	(12,334)	11/18/2019	(1.72)%	(1.25)%	1M EURIBOR	1M/T	(1,270)	(10)	(1,280)
MS	Tiffany & Co.	USD	(5,354)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,719)	3	(1,716)
MS	Tiffany & Co.	USD	(21,042)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(5,156)	12	(5,144)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Tiffany & Co.	USD	(22,038)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(6,706)	$11	$(6,695)
MS	Tokyo Broadcasting System Holdings, Inc.	JPY	(871,500)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	24	(2)	22
MS	Tokyo Electric Power Co. Holdings, Inc.	JPY	(602,400)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	663	(2)	661
MS	Tokyo Electric Power Co. Holdings, Inc.	JPY	(753,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	593	(2)	591
MS	Tokyo Electric Power Co. Holdings, Inc.	JPY	(702,800)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	489	(2)	487
MS	Tokyo Electric Power Co. Holdings, Inc.	JPY	(702,800)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	139	(2)	137
MS	Tokyu Fudosan Holdings Corp.	JPY	(432,600)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(302)	(48)	(350)
MS	Tokyu Fudosan Holdings Corp.	JPY	(1,297,800)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(1,604)	(137)	(1,741)
MS	Tokyu Fudosan Holdings Corp.	JPY	(1,225,700)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(1,200)	(130)	(1,330)
MS	TOTO Ltd.	JPY	(445,501)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(524)	(85)	(609)
MS	TransDigm Group, Inc.	USD	(15,262)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(575)	11	(564)
MS	TransDigm Group, Inc.	USD	(16,315)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(546)	12	(534)
MS	Transocean Ltd.	USD	(1,140)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,501	3	1,504

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Transocean Ltd.	USD	(11,609)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$5,850	$7	$5,857
MS	Transocean Ltd.	USD	(8,208)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,114	8	2,122
MS	Transocean Ltd.	USD	(6,341)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	11,112	19	11,131
MS	Transocean Ltd.	USD	(7,154)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	10,246	19	10,265
MS	Transocean Ltd.	USD	(7,434)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	10,288	19	10,307
MS	Transocean Ltd.	USD	(7,928)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	11,973	22	11,995
MS	Transocean Ltd.	USD	(18,938)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,657)	12	(2,645)
MS	TreeHouse Foods, Inc.	USD	(9,508)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,198)	10	(1,188)
MS	Treehouse Foods, Inc.	USD	(1,026)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(110)	1	(109)
MS	TUI AG	GBP	(7,494)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(498)	2	(496)
MS	Tullow Oil PLC	GBP	(2,623)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(79)	1	(78)
MS	Tullow Oil PLC	GBP	(6,883)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(65)	2	(63)
MS	Tullow Oil PLC	GBP	(7,069)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	4	2	6
MS	Tullow Oil PLC	GBP	(7,163)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(54)	2	(52)
MS	Twilio, Inc.	USD	(2,993)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,320)	4	(1,316)
MS	Twilio, Inc.	USD	(21,726)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(4,675)	20	(4,655)
MS	Twilio, Inc.	USD	(26,168)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,286)	22	(7,264)
MS	Twitter, Inc.	USD	(5,694)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	772	7	779
MS	Twitter, Inc.	USD	(15,225)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,359	20	2,379
MS	Twitter, Inc.	USD	(14,056)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,765	19	1,784
MS	Twitter, Inc.	USD	(12,557)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	1,292	16	1,308

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Umicore SA	EUR	(15,749)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	$(4,446)	$(6)	$(4,452)
MS	Umicore SA	EUR	(13,790)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(1,226)	(6)	(1,232)
MS	UniCredit SpA	EUR	(1,603)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	490	(3)	487
MS	UniCredit SpA	EUR	(5,104)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	905	(5)	900
MS	UniCredit SpA	EUR	(2,956)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	186	(3)	183
MS	UniCredit SpA	EUR	(2,876)	11/18/2019	(0.97)%	(0.50)%	1M EURIBOR	1M/T	(28)	(3)	(31)
MS	United Continental Holdings, Inc.	USD	(33,883)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,955)	47	(7,908)
MS	Uniti Group, Inc.	USD	(5,647)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	10,799	17	10,816
MS	Uniti Group, Inc.	USD	(3,557)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	5,255	9	5,264
MS	Univar Solutions, Inc.	USD	(15,516)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,523)	10	(1,513)
MS	Univar Solutions, Inc.	USD	(15,601)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(921)	11	(910)
MS	Universal Entertainment Corp.	JPY	(726,000)	11/18/2019	(2.23)%	(2.13)%	1M JPY LIBOR	1M/T	(345)	(7)	(352)
MS	Urban Outfitters, Inc.	USD	(18,827)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,953)	11	(3,942)
MS	Urban Outfitters, Inc.	USD	(17,737)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,864)	12	(1,852)
MS	Urban Outfitters, Inc.	USD	(17,938)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(2,760)	11	(2,749)
MS	Virgin Money UK PLC	GBP	(100)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	141	—	141
MS	Virgin Money UK PLC	GBP	(3,259)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	1,796	2	1,798
MS	Virgin Money UK PLC	GBP	(6,400)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	2,841	3	2,844

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Virgin Money UK PLC	GBP	(6,495)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	$2,944	$3	$2,947
MS	Virgin Money UK PLC	GBP	(5,464)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	2,703	3	2,706
MS	Virgin Money UK PLC	GBP	(862)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	100	—	100
MS	Visteon Corp.	USD	(1,395)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(153)	9	(144)
MS	Visteon Corp.	USD	(18,790)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,187)	18	(3,169)
MS	Wabtec Corp.	USD	(9,920)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	401	10	411
MS	Wabtec Corp.	USD	(13,597)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(670)	11	(659)
MS	Wabtec Corp.	USD	(13,735)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(183)	11	(172)
MS	Walgreens Boots Alliance, Inc.	USD	(13,092)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	245	10	255
MS	Walgreens Boots Alliance, Inc.	USD	(16,105)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(793)	11	(782)
MS	Weir Group PLC	GBP	(7,446)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	(377)	(116)	(493)
MS	Weir Group PLC	GBP	(7,567)	11/18/2019	0.37%	(0.35)%	1M GBP LIBOR	1M/T	304	(118)	186
MS	Welbilt, Inc.	USD	(15,775)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,669)	11	(1,658)
MS	Wintrust Financial Corp.	USD	(15,062)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(252)	11	(241)
MS	Workday, Inc.	USD	(31,297)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(6,129)	30	(6,099)
MS	Workday, Inc.	USD	(7,622)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,049	8	2,057
MS	Worldline SA	EUR	(12,415)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	705	(6)	699
MS	Worldline SA	EUR	(13,340)	11/18/2019	(0.86)%	(0.40)%	1M EURIBOR	1M/T	990	(5)	985
MS	WPX Energy, Inc.	USD	(14,391)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	308	11	319

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Wright Medical Group NV	USD	(15,392)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$(797)	$11	$(786)
MS	Wright Medical Group NV	USD	(15,974)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(531)	11	(520)
MS	Wright Medical	USD	(16,307 Group NV )	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	(378)	10	(368)
MS	Xcel Energy, Inc.	USD	(15,814)	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	(91)	10	(81)
MS	XPO Logistics, Inc.	USD	(21,927)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(6,933)	17	(6,916)
MS	XPO Logistics, Inc.	USD	(23,073)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,570)	12	(7,558)
MS	XPO Logistics, Inc.	USD	(18,336)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(3,335)	10	(3,325)
MS	Yaskawa Electric Corp.	JPY	(418,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(963)	(26)	(989)
MS	Yaskawa Electric Corp.	JPY	(1,672,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(3,373)	(102)	(3,475)
MS	Yaskawa Electric Corp.	JPY	(1,254,000)	11/18/2019	(0.51)%	(0.40)%	1M JPY LIBOR	1M/T	(2,599)	(75)	(2,674)
MS	Zalando SE	EUR	(33,178)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	6,362	(92)	6,270
MS	Zalando SE	EUR	(15,773)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(2,028)	(29)	(2,057)
MS	Zalando SE	EUR	(2,642)	11/18/2019	(0.87)%	(0.40)%	1M EURIBOR	1M/T	(499)	(5)	(504)
MS	Zendesk, Inc.	USD	(39,211)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(7,968)	42	(7,926)
MS	Zendesk, Inc.	USD	(5,369)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(1,618)	5	(1,613)
MS	Zillow Group, Inc.	USD	(16,611)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	(891)	5	(886)
MS	Zillow Group, Inc.	USD	(12,279)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	2,644	17	2,661
MS	Zillow Group, Inc.	USD	(12,833)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	2,830	15	2,845
MS	Zillow Group, Inc.	USD	(13,061)	11/18/2019	1.06%	(0.85)%	1M USD LIBOR	1M/T	2,014	13	2,027

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	Zogenix, Inc.	USD	(13,216)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	$2,854	$18	$2,872
MS	Zogenix, Inc.	USD	(13,350)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	2,761	18	2,779
MS	ZOZO, Inc.	JPY	(253,100)	11/18/2019	(7.61)%	(7.50)%	1M JPY LIBOR	1M/T	1,158	(74)	1,084
MS	ZOZO, Inc.	JPY	(759,300)	11/18/2019	(7.61)%	(7.50)%	1M JPY LIBOR	1M/T	1,852	(36)	1,816
MS	ZOZO, Inc.	JPY	(759,300)	11/18/2019	(7.61)%	(7.50)%	1M JPY LIBOR	1M/T	795	(36)	759
MS	Zynga, Inc. Class A	USD	(15,882)	11/18/2019	1.56%	(0.35)%	1M USD LIBOR	1M/T	(557)	11	(546)
MS	Zynga, Inc. Class A	USD	(6,861)	11/18/2019	1.54%	(0.35)%	1M USD LIBOR	1M/T	15	4	19
	Total								$334,950	$(2,344)	$332,606

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2019.

(c)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity.

For the year ended October 31, 2019, the average notional value of equity swaps for the Fund was $10,071,201 for long positions and $(9,514,281) for short positions.

At October 31, 2019, the Fund had cash collateral of $950,000 deposited in segregated accounts for Morgan Stanley Capital Services LLC to cover collateral requirements on over-the-counter derivatives.

Purchased option contracts ("options purchased")

At October 31, 2019, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	6	$1,822,536	$2,750	11/8/2019	$168
Total options purchased (cost $8,583)					$168

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

Written option contracts ("options written")

At October 31, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	10	$(3,037,560)	$2,890	11/15/2019	$(3,920)
S&P 500 Index	9	(2,733,804)	2,900	11/15/2019	(3,339)
S&P 500 Index	10	(3,037,560)	2,950	11/22/2019	(12,450)
S&P 500 Index	9	(2,733,804)	2,925	11/22/2019	(8,865)
					$(28,574)
Options on exchange-traded futures contracts
Short Positions:
U.S. Treasury Long Bond Future Option	5	$(805,600)	$162	12/27/2019	$(7,734)
U.S. Treasury Long Bond Future Option	5	(805,600)	157	1/24/2020	(3,203)
					$(10,937)
Total options written (premium received $74,311)					$(39,511)

For the year ended October 31, 2019, the Fund had an average market value of $8,018 in options purchased and $(51,587) in options written.

At October 31, 2019, the Fund had $1,013,995 deposited in a segregated account to cover requirements on options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$5,463,081	$—	$—	$5,463,081
Options Purchased(b)	168	—	—	168
Short-Term Investments	—	6,703,312	—	6,703,312
Total Investments	$5,463,249	$6,703,312	$—	$12,166,561

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements ), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$99,178	$—	$—	$99,178
Liabilities	(174,830)	—	—	(174,830)
Forward Contracts(a)
Assets	—	138,311	—	138,311
Liabilities	—	(185,934)	—	(185,934)
Swaps
Assets	—	2,351,048	—	2,351,048
Liabilities	—	(1,134,846)	—	(1,134,846)
Options Written
Liabilities	(39,511)	—	—	(39,511)
Total	$(115,163)	$1,168,579	$—	$1,053,416

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^   A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ October 31, 2019

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 95.9%
	U.S. Treasury Notes
$49,800,000	1.38%, due 12/15/2019-9/15/2020	$49,741,661
24,100,000	1.50%, due 6/15/2020	24,084,938
29,400,000	1.63%, due 3/15/2020-6/30/2020	29,400,312
45,500,000	1.88%, due 12/15/2020	45,633,301	(a)
48,100,000	2.38%, due 3/15/2021-3/15/2022	48,760,766
51,200,000	2.63%, due 6/15/2021-12/15/2021	52,195,789	(a)
24,300,000	2.75%, due 9/15/2021	24,833,461
	Total U.S. Treasury Obligations (Cost $272,288,813)	274,650,228
NUMBER OF SHARES
Short-Term Investments 4.1%
Investment Companies 4.1%
11,637,273	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(b) (Cost $11,637,273)	11,637,273	(c)
	Total Investments 100.0% (Cost $283,926,086)	286,287,501
	Liabilities Less Other Assets (0.0)%(d)	(65,373	)(e)
	Net Assets 100.0%	$286,222,128

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of October 31, 2019.

(c)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $11,637,273.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (cont'd)

Derivative Instruments

Written option contracts ("options written")

At October 31, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	1	$(156,245)	$1,530	11/1/2019	$(28)
Russell 2000 Index	46	(7,187,279)	1,550	11/1/2019	(8,280)
Russell 2000 Index	28	(4,374,866)	1,520	11/8/2019	(7,700)
Russell 2000 Index	9	(1,406,207)	1,560	11/8/2019	(10,350)
Russell 2000 Index	7	(1,093,716)	1,570	11/8/2019	(11,340)
Russell 2000 Index	28	(4,374,866)	1,575	11/8/2019	(53,340)
Russell 2000 Index	3	(468,736)	1,505	11/15/2019	(1,185)
Russell 2000 Index	27	(4,218,620)	1,520	11/15/2019	(15,390)
Russell 2000 Index	16	(2,499,923)	1,525	11/15/2019	(10,400)
Russell 2000 Index	12	(1,874,942)	1,530	11/15/2019	(8,880)
Russell 2000 Index	9	(1,406,207)	1,535	11/15/2019	(7,605)
Russell 2000 Index	5	(781,226)	1,545	11/22/2019	(7,900)
Russell 2000 Index	57	(8,905,976)	1,560	11/22/2019	(120,840)
Russell 2000 Index	8	(1,249,962)	1,565	11/29/2019	(20,960)
Russell 2000 Index	20	(3,124,904)	1,575	11/29/2019	(62,100)
S&P 500 Index	15	(4,556,340)	2,990	11/1/2019	(780)
S&P 500 Index	44	(13,365,264)	3,000	11/1/2019	(4,224)
S&P 500 Index	58	(17,617,848)	3,010	11/1/2019	(9,802)
S&P 500 Index	1	(303,756)	2,935	11/8/2019	(258)
S&P 500 Index	5	(1,518,780)	2,950	11/8/2019	(1,415)
S&P 500 Index	153	(46,474,668)	2,980	11/8/2019	(78,030)
S&P 500 Index	8	(2,430,048)	3,010	11/8/2019	(7,680)
S&P 500 Index	2	(607,512)	3,020	11/8/2019	(2,360)
S&P 500 Index	23	(6,986,388)	3,025	11/8/2019	(29,670)
S&P 500 Index	13	(3,948,828)	3,030	11/8/2019	(22,061)
S&P 500 Index	2	(607,512)	2,965	11/15/2019	(2,050)
S&P 500 Index	201	(61,054,956)	2,980	11/15/2019	(242,004)
S&P 500 Index	4	(1,215,024)	3,000	11/22/2019	(8,368)
S&P 500 Index	34	(10,327,704)	3,005	11/22/2019	(86,020)
S&P 500 Index	23	(6,986,388)	3,010	11/22/2019	(61,410)
S&P 500 Index	143	(43,437,108)	3,020	11/22/2019	(378,807)
S&P 500 Index	19	(5,771,364)	3,030	11/29/2019	(65,265)
S&P 500 Index	36	(10,935,216)	3,035	11/29/2019	(129,672)
S&P 500 Index	31	(9,416,436)	3,040	11/29/2019	(119,288)
Total options written (premium received $3,351,902)					$(1,595,462)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (cont'd)

For the year ended October 31, 2019, the Fund had an average market value of $(3,137,336) in options written. The Fund had securities pledged in the amount of $77,368,934 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$274,650,228	$—	$274,650,228
Short-Term Investments	—	11,637,273	—	11,637,273
Total Investments	$—	$286,287,501	$—	$286,287,501

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(1,595,462)	$—	$—	$(1,595,462)
Total	$(1,595,462)	$—	$—	$(1,595,462)

^   A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	October 31, 2019	October 31, 2019	October 31, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$158,276,364	$11,773,898	$2,160,328,683
Affiliated issuers(b)	—	5,240,991	—
	158,276,364	17,014,889	2,160,328,683
Cash	—	100	1,200,035
Foreign currency(c)	—	6,718	639
Cash collateral segregated for short sales (Note A)	—	—	452,448,865
Cash collateral segregated for futures contracts (Note A)	7,684,116	265,262	17,629,666
Cash collateral segregated for option contracts (Note A)	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	33,300,000
Receivable from broker	—	—	2,734,575
Dividends and interest receivable	466,570	40,956	3,691,701
Receivable for securities sold	499,707	35,306	26,689,837
Receivable for accumulated variation margin on futures contracts (Note A)	1,494,230	—	—
Receivable from Management—net (Note B)	19,814	29,903	—
Receivable for Fund shares sold	115,822	—	2,092,101
Receivable for securities lending income (Note A)	—	—	13,625
Receivable for forward foreign currency contracts (Note A)	—	283,272	—
Over-the-counter swap contracts, at value (Note A)	—	60,709	1,725,636
Prepaid expenses and other assets	28,414	19,850	96,997
Total Assets	168,585,037	17,756,965	2,701,952,360
Liabilities
Investments sold short, at value(d) (Note A)	—	—	391,716,328
Over-the-counter swap contracts, at value (Note A)	—	48,969	11,719,682
Dividends and interest payable for short sales	—	—	1,811,967
Payable to investment manager—net (Notes A & B)	70,448	4,710	2,118,626
Option contracts written, at value(e) (Note A)	—	15,173	1,912,237
Due to custodian	—	—	—
Payable for securities purchased	492,842	1,228,063	22,260,566
Payable for Fund shares redeemed	53,168	27	1,956,219
Payable for accumulated variation margin on futures contracts (Note A)	—	55,107	3,663,750
Payable for forward foreign currency contracts (Note A)	—	298,059	—
Payable to administrator—net (Note B)	—	—	361,051
Payable to trustees	2,917	2,917	2,917
Payable for audit fees	78,994	67,909	50,000
Payable for custodian fees	25,194	41,119	74,464
Payable to broker	—	12,875	—
Payable for loaned securities collateral (Note A)	—	—	41,075,189
Distributions payable	—	—	—
Other accrued expenses and payables	43,950	28,808	227,214
Total Liabilities	767,513	1,803,736	478,950,210
Net Assets	$167,817,524	$15,953,229	$2,223,002,150

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	October 31, 2019	October 31, 2019	October 31, 2019
Net Assets consist of:
Paid-in capital	$169,889,880	$14,681,271	$1,778,525,117
Total distributable earnings/(losses)	(2,072,356)	1,271,958	444,477,033
Net Assets	$167,817,524	$15,953,229	$2,223,002,150
Net Assets
Institutional Class	$145,296,209	$11,982,641	$2,097,988,362
Class A	22,496,793	2,113,869	63,569,405
Class C	24,522	1,829,127	61,444,383
Class R6	—	27,592	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	24,206,095	1,028,626	143,030,926
Class A	3,820,887	182,997	4,350,861
Class C	4,333	163,360	4,241,715
Class R6	—	2,367	—
Net Asset Value, offering and redemption price per share
Institutional Class	$6.00	$11.65	$14.67
Class R6	—	11.65	—
Net Asset Value and redemption price per share
Class A	$5.89	$11.55	$14.61
Offering Price per share
Class A‡	$6.25	$12.25	$15.50
Net Asset Value and offering price per share
Class C^	$5.66	$11.20	$14.49
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$40,119,055
*Cost of Investments:
(a) Unaffiliated issuers	$158,012,436	$11,258,298	$1,732,122,522
(b) Affiliated issuers	—	4,839,020	—
Total cost of investments	$158,012,436	$16,097,318	$1,732,122,522
(c) Total cost of foreign currency	$—	$6,678	$640
(d) Proceeds from investments sold short	$—	$—	$379,753,638
(e) Premium received from option contracts written	$—	$20,061	$2,813,492

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds

	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2019	October 31, 2019	October 31, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$20,998,796	$12,166,561	$286,287,501
Affiliated issuers(b)	3,422,610	—	—
	24,421,406	12,166,561	286,287,501
Cash	301	—	—
Foreign currency(c)	9,333	67,055	—
Cash collateral segregated for short sales (Note A)	—	—	—
Cash collateral segregated for futures contracts (Note A)	318,396	588,993	—
Cash collateral segregated for option contracts (Note A)	—	1,013,995	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	950,000	—
Receivable from broker	—	—	—
Dividends and interest receivable	91,966	39,062	1,472,881
Receivable for securities sold	103,428	8,899	77,160
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—
Receivable from Management—net (Note B)	29,205	35,516	—
Receivable for Fund shares sold	—	117,091	444,994
Receivable for securities lending income (Note A)	—	—	—
Receivable for forward foreign currency contracts (Note A)	323,169	138,311	—
Over-the-counter swap contracts, at value(d) (Note A)	81,071	2,351,048	—
Prepaid expenses and other assets	14,796	19,138	51,162
Total Assets	25,393,071	17,495,669	288,333,698
Liabilities
Investments sold short, at value(d) (Note A)	—	—	—
Over-the-counter swap contracts, at value (Note A)	66,170	1,134,846	—
Dividends and interest payable for short sales	—	—	—
Payable to investment manager—net (Notes A & B)	7,007	8,659	108,045
Option contracts written, at value(e) (Note A)	30,140	39,511	1,595,462
Due to custodian	—	19,464	—
Payable for securities purchased	2,357,018	25,624	2,590
Payable for Fund shares redeemed	103,975	—	262,219
Payable for accumulated variation margin on futures contracts (Note A)	33,567	75,652	—
Payable for forward foreign currency contracts (Note A)	343,952	185,934	—
Payable to administrator—net (Note B)	—	—	23,830
Payable to trustees	2,917	2,917	2,917
Payable for audit fees	69,273	65,940	53,576
Payable for custodian fees	44,552	41,832	25,047
Payable to broker	26,719	—	—
Payable for loaned securities collateral (Note A)	—	—	—
Distributions payable	12,437	—	—
Other accrued expenses and payables	23,753	46,227	37,884
Total Liabilities	3,121,480	1,646,606	2,111,570
Net Assets	$22,271,591	$15,849,063	$286,222,128

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2019	October 31, 2019	October 31, 2019
Net Assets consist of:
Paid-in capital	$21,847,762	$14,976,861	$272,626,906
Total distributable earnings/(losses)	423,829	872,202	13,595,222
Net Assets	$22,271,591	$15,849,063	$286,222,128
Net Assets
Institutional Class	$16,859,094	$15,517,526	$236,750,928
Class A	681,723	283,189	30,690,597
Class C	745,870	24,040	1,033,390
Class R6	3,984,904	24,308	17,747,213
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,703,005	638,712	20,984,468
Class A	68,836	11,715	2,724,210
Class C	75,361	1,000	92,802
Class R6	402,566	1,000	1,572,028
Net Asset Value, offering and redemption price per share
Institutional Class	$9.90	$24.30	$11.28
Class R6	9.90	24.31	11.29
Net Asset Value and redemption price per share
Class A	$9.90	$24.17	$11.27
Offering Price per share
Class A‡	$10.34	$25.64	$11.96
Net Asset Value and offering price per share
Class C^	$9.90	$24.04	$11.14
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$20,224,480	$11,988,982	$283,926,086
(b) Affiliated issuers	3,462,730	—	—
Total cost of investments	$23,687,210	$11,988,982	$283,926,086
(c) Total cost of foreign currency	$9,286	$66,983	$—
(d) Proceeds from investments sold short	$—	$—	$—
(e) Premium received from option contracts written	$41,044	$74,311	$3,351,902

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$135,537	$31,344,325
Dividend income—affiliated issuers (Note F)	—	174,524	—
Interest and other income—unaffiliated issuers	4,084,088	128,920	20,816,652
Income from securities loaned—net	—	—	713,609
Foreign taxes withheld	—	(5,772)	(569,164)
Total income	$4,084,088	$433,209	$52,305,422
Expenses:
Investment management fees (Notes A & B)	748,924	91,359	28,317,653
Administration fees (Note B):
Institutional Class	175,507	18,171	3,606,930
Class A	85,164	6,305	178,312
Class C	65	5,332	176,737
Class R6	—	11	—
Distribution fees (Note B):
Class A	81,888	6,063	171,454
Class C	250	20,507	679,758
Shareholder servicing agent fees:
Institutional Class	1,076	364	31,698
Class A	11,275	816	3,917
Class C	62	214	1,560
Class R6	—	52	—
Audit fees	79,024	68,409	50,000
Subsidiary Administration Fees	50,000	—	—
Custodian and accounting fees	100,000	169,975	456,920
Insurance expense	5,028	616	99,360
Legal fees	70,795	73,030	68,511
Registration and filing fees	61,460	65,680	258,375
Shareholder reports	38,320	3,075	286,289
Trustees' fees and expenses	47,120	46,820	53,190
Dividend and interest expense on securities sold short (Note A)	—	—	11,410,978
Interest expense	1,442	388	39,402
Miscellaneous	18,549	12,407	234,269
Total expenses	1,575,949	589,594	46,125,313
Expenses reimbursed by Management (Note B)	(356,153)	(432,490)	—
Investment management fees waived (Note A)	—	(44,972)	—
Total net expenses	1,219,796	112,132	46,125,313
Net investment income/(loss)	$2,864,292	$321,077	$6,180,109

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(27,202)	311,161	155,435,269
Transactions in investment securities of affiliated issuers	—	51,612	—
Realized gain distributions from affiliated issuers	—	96,158	—
Settlement of forward foreign currency contracts	—	(24,714)	—
Settlement of foreign currency transactions	—	(6,008)	(16,753)
Expiration or closing of futures contracts	(12,604,966)	(169,308)	(7,841,206)
Expiration or closing of option contracts written	—	5,230	8,440,465
Expiration or closing of swap contracts	—	(11,986)	(22,178,082)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	319,342	466,171	85,176,857
Investment securities of affiliated issuers	—	435,344	—
Short positions of unaffiliated issuers	—	—	(30,983,571)
Forward foreign currency contracts	—	(19,944)	—
Foreign currency translations	—	3,005	(1)
Futures contracts	8,338,094	(12,710)	(34,659,227)
Option contracts written	—	1,567	2,645,060
Swap contracts	—	15,950	(10,051,658)
Net gain/(loss) on investments	(3,974,732)	1,141,528	145,967,153
Net increase/(decrease) in net assets resulting from operations	$(1,110,440)	$1,462,605	$152,147,262

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds

	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND(a)	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$436,872	$221,967	$—
Dividend income—affiliated issuers (Note F)	175,844	—	—
Interest and other income—unaffiliated issuers	301,892	110,336	6,289,840
Income from securities loaned—net	—	—	—
Foreign taxes withheld	(11,557)	(23,677)	—
Total income	$903,051	$308,626	$6,289,840
Expenses:
Investment management fees (Notes A & B)	98,839	97,612	1,226,222
Administration fees (Note B):
Institutional Class	25,028	22,371	340,415
Class A	1,718	146	63,541
Class C	1,940	61	2,734
Class R6	2,073	12	10,550
Distribution fees (Note B):
Class A	1,591	140	61,097
Class C	7,184	235	10,515
Shareholder servicing agent fees:
Institutional Class	187	375	1,278
Class A	380	4	778
Class C	75	—	471
Class R6	18	3,096	278
Audit fees	69,023	65,558	53,576
Subsidiary Administration Fees	—	50,000	—
Custodian and accounting fees	179,590	210,307	100,816
Insurance expense	759	247	10,148
Legal fees	60,188	63,360	66,240
Registration and filing fees	60,859	91,095	108,693
Shareholder reports	2,453	20,321	21,503
Trustees' fees and expenses	46,829	38,328	47,456
Dividend and interest expense on securities sold short (Note A)	—	—	—
Interest expense	1,020	210	—
Miscellaneous	9,918	8,660	30,583
Total expenses	569,672	672,138	2,156,894
Expenses reimbursed by Management (Note B)	(418,411)	(528,034)	(295,393)
Investment management fees waived (Note A)	(18,857)	—	—
Total net expenses	132,404	144,104	1,861,501
Net investment income/(loss)	$770,647	$164,522	$4,428,339

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND(a)	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	136,351	(451,665)	(107,299)
Transactions in investment securities of affiliated issuers	(48,035)	—	—
Realized gain distributions from affiliated issuers	—	—	—
Settlement of forward foreign currency contracts	(23,021)	36,420	—
Settlement of foreign currency transactions	(14,969)	(9,921)	—
Expiration or closing of futures contracts	(405,795)	(473,349)	—
Expiration or closing of option contracts written	54,125	114,547	10,933,699
Expiration or closing of swap contracts	(13,138)	52,306	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	941,967	646,502	4,019,256
Investment securities of affiliated issuers	165,142	—	—
Short positions of unaffiliated issuers	—	—	—
Forward foreign currency contracts	(26,189)	(22,051)	—
Foreign currency translations	3,940	5,909	—
Futures contracts	(6,135)	186	—
Option contracts written	7,306	7,010	2,155,651
Swap contracts	18,865	493,917	—
Net gain/(loss) on investments	790,414	399,811	17,001,307
Net increase/(decrease) in net assets resulting from operations	$1,561,061	$564,333	$21,429,646

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

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Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND(a)		GLOBAL ALLOCATION FUND		LONG SHORT FUND
	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,864,292	$1,704,248	$321,077	$368,011	$6,180,109	$6,265,263
Net realized gain/(loss) on investments	(12,632,168)	8,134,865	252,145	773,691	133,839,693	103,740,494
Change in net unrealized appreciation/(depreciation) of investments	8,657,436	(9,247,425)	889,383	(1,835,322)	12,127,460	(24,682,558)
Net increase/(decrease) in net assets resulting from operations	(1,110,440)	591,688	1,462,605	(693,620)	152,147,262	85,323,199
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(2,315,966)	(3,164,919)	(622,161)	(691,071)	(137,308,011)	—
Class A	(1,051,732)	(1,487,742)	(118,777)	(193,585)	(5,412,807)	—
Class C	(369)	(633)	(82,429)	(125,231)	(3,934,083)	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(3,368,067)	(4,653,294)	(823,367)	(1,009,887)	(146,654,901)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	81,905,592	33,073,737	3,672,565	4,228,930	797,399,942	1,075,132,704
Class A	10,826,329	15,376,993	211,638	203,678	20,194,169	32,941,008
Class C	—	7,194	70,000	24,250	3,579,976	6,390,511
Class R6	—	—	25,000	—	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	2,315,966	3,132,720	622,161	691,072	51,690,090	—
Class A	1,002,721	1,487,586	118,598	193,585	4,816,038	—
Class C	331	633	81,864	124,656	2,924,899	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Institutional Class	(37,338,314)	(16,337,380)	(6,569,718)	(3,760,274)	(1,607,763,702)	(1,161,348,592)
Class A	(34,588,579)	(9,993,764)	(1,165,462)	(1,155,941)	(63,800,290)	(76,039,099)
Class C	(7,065)	(4,070)	(720,103)	(804,453)	(22,250,845)	(22,989,902)
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	24,116,981	26,743,649	(3,653,457)	(254,497)	(813,209,723)	(145,913,370)
Net Increase/(Decrease) in Net Assets	19,638,474	22,682,043	(3,014,219)	(1,958,004)	(807,717,362)	(60,590,171)
Net Assets:
Beginning of year	148,179,050	125,497,007	18,967,448	20,925,452	3,030,719,512	3,091,309,683
End of year	$167,817,524	$148,179,050	$15,953,229	$18,967,448	$2,223,002,150	$3,030,719,512

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND		MULTI-STYLE PREMIA FUND(a)		U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$770,647	$770,277	$164,522	$60,348	$4,428,339	$3,290,862
Net realized gain/(loss) on investments	(314,482)	197,561	(731,662)	(419,712)	10,826,400	(567,448)
Change in net unrealized appreciation/(depreciation) of investments	1,104,896	(1,418,904)	1,131,473	179,714	6,174,907	(1,934,214)
Net increase/(decrease) in net assets resulting from operations	1,561,061	(451,066)	564,333	(179,650)	21,429,646	789,200
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(516,543)	(624,413)	(811,698)	—	(4,309,346)	(11,110,277)
Class A	(17,371)	(22,594)	(4,215)	—	(377,606)	(327,572)
Class C	(14,086)	(16,784)	(1,168)	—	(8,562)	(45,339)
Class R6	(125,230)	(142,557)	(1,321)	—	(352,774)	(961,562)
Tax return of capital:
Institutional Class	(148,290)	(124,247)	—	—	—	—
Class A	(5,655)	(5,086)	—	—	—	—
Class C	(6,385)	(4,909)	—	—	—	—
Class R6	(34,876)	(27,724)	—	—	—	—
Total distributions to shareholders	(868,436)	(968,314)	(818,402)	—	(5,048,288)	(12,444,750)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	1,684,180	2,640,035	336,417	15,579,950	111,856,664	237,194,958
Class A	139,220	233,570	313,637	25,000	18,565,256	18,443,980
Class C	99,356	—	—	25,000	49,616	956,694
Class R6	98,000	—	—	25,000	16,645,304	9,482,342
Proceeds from reinvestment of dividends and distributions:
Institutional Class	664,833	748,660	807,592	—	4,185,568	10,974,685
Class A	4,364	6,344	—	—	95,484	298,474
Class C	6,432	6,417	—	—	7,035	35,119
Class R6	—	—	—	—	352,218	961,341
Payments for shares redeemed:
Institutional Class	(3,685,829)	(1,971,409)	(777,593)	—	(110,087,368)	(172,560,121)
Class A	(196,520)	(77,236)	(52,221)	—	(8,039,866)	(3,652,798)
Class C	(34,455)	(49,217)	—	—	(251,233)	(275,771)
Class R6	(98,206)	—	—	—	(18,628,690)	(3,940,707)
Net increase/(decrease) from Fund share transactions	(1,318,625)	1,537,164	627,832	15,654,950	14,749,988	97,918,196
Net Increase/(Decrease) in Net Assets	(626,000)	117,784	373,763	15,475,300	31,131,346	86,262,646
Net Assets:
Beginning of year	22,897,591	22,779,807	15,475,300	—	255,090,782	168,828,136
End of year	$22,271,591	$22,897,591	$15,849,063	$15,475,300	$286,222,128	$255,090,782

Notes to Financial Statements Alternative Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Commodity Strategy Fund ("Commodity Strategy") (formerly, Neuberger Berman Risk Balanced Commodity Strategy Fund), Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), Neuberger Berman Multi-Style Premia Fund ("Multi-Style Premia") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Multi-Style Premia is non-diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Commodity Strategy, Global Allocation and Long Short became diversified in August 2015, December 2013 and December 2014, respectively). Multi-Asset Income and U.S. Equity Index PutWrite Strategy are each diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Global Allocation, Multi-Asset Income, Multi-Style Premia and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "CS Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the CS Subsidiary with the intent that Commodity Strategy will remain the sole shareholder of the CS Subsidiary. The CS Subsidiary is governed by its own Board of Directors.

As of October 31, 2019, the value of Commodity Strategy's investment in the CS Subsidiary was as follows:

Investment in CS Subsidiary	Percentage of Net Assets
$33,128,421	19.7%

Multi-Style Premia invests in commodity-related instruments through Neuberger Berman Cayman MSP Fund I Ltd. (the "MSP Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the MSP Subsidiary with the intent that Multi-Style Premia will remain the sole shareholder of the MSP Subsidiary. The MSP Subsidiary is governed by its own Board of Directors.

As of October 31, 2019, the value of Multi-Style Premia's investment in the MSP Subsidiary was as follows:

Investment in MSP Subsidiary	Percentage of Net Assets
$296,229	1.9%

2  Consolidation: The accompanying financial statements of Commodity Strategy and Multi-Style Premia present the consolidated accounts of Commodity Strategy and the CS Subsidiary and Multi-Style Premia and the MSP Subsidiary, respectively. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange-traded funds ("ETFs"), preferred stocks, master limited partnerships and exchange-traded options purchased and written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps, total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Option contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by independent pricing services who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Funds, CS Subsidiary and MSP Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended October 31, 2019, were $2,199, $198,771 and $100 for Global Allocation, Long Short and Multi-Asset Income, respectively.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2019, the Funds did not have any unrecognized tax positions.

The CS Subsidiary and the MSP Subsidiary are controlled foreign corporations under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Commodity Strategy and Multi-Style Premia each will include in its taxable income its share of the CS Subsidiary's and the MSP Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the CS Subsidiary and the MSP Subsidiary will be disregarded for purposes of computing Commodity Strategy's and Multi-Style Premia's taxable income in the current period and also disregarded for all future periods.

At October 31, 2019, selected Fund information for all long security positions, short security positions and derivative instruments, if any, for U.S. federal income tax purposes was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Commodity Strategy	$164,025,823	$269,087	$4,822,051	$(4,552,964)
Global Allocation	16,140,168	1,037,285	161,843	875,442
Long Short	1,756,490,771	487,762,173	94,985,697	392,776,476
Multi-Asset Income	23,576,733	1,851,950	1,007,970	843,980
Multi-Style Premia	12,029,615	399,843	276,763	123,080
U.S. Equity Index PutWrite Strategy	283,926,085	2,363,765	2,349	2,361,416

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications primarily related to one or more of the following: net operating loss written-off, wholly owned subsidiary income and gain (loss), deemed distributions on shareholder redemptions, adjustments to the prior period accumulated balances and partnership non-deductible expenses. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Loss)
Commodity Strategy	$(12,343,106)	$12,343,106
Global Allocation	95,466	(95,466)
Long Short	21,768,137	(21,768,137)
Multi-Asset Income	(8,338)	8,338
Multi-Style Premia	(1,131,930)	1,131,930
U.S. Equity Index PutWrite Strategy	716,985	(716,985)

The tax character of distributions paid during the years ended October 31, 2019, and October 31, 2018, was as follows:

	Distributions Paid From:
	Taxable Income		Long-Term Capital Gain			Return of Capital			Total
	2019	2018	2019	2018		2019	2018		2019	2018
Commodity Strategy	$3,368,067	$4,653,294	$—	$—		$—	$—		$3,368,067	$4,653,294
Global Allocation	401,220	641,484	422,147	368,403		—	—		823,367	1,009,887
Long Short	—	—	146,654,901	—		—	—		146,654,901	—
Multi-Asset Income	673,230	806,348	—	—		195,206	161,966		868,436	968,314
Multi-Style Premia	818,402	—	—	—	(b)	—	—	(b)	818,402	—	(b)
U.S. Equity Index PutWrite Strategy	5,048,288	6,625,107	—	5,819,643		—	—		5,048,288	12,444,750

(b)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Commodity Strategy	$2,210,485	$—	$(4,552,964)	$(27,202)	$297,325	$(2,072,356)
Global Allocation	231,067	192,059	876,011	—	(27,179)	1,271,958
Long Short	—	53,086,662	392,776,476	—	(1,386,105)	444,477,033
Multi-Asset Income	—	—	846,875	(296,455)	(126,591)	423,829
Multi-Style Premia	1,028,354	—	128,937	(262,123)	(22,966)	872,202
U.S. Equity Index PutWrite Strategy	5,387,764	5,850,166	2,361,416	—	(4,124)	13,595,222

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, timing differences of fund level distributions, mark-to-market adjustments on swaps, futures, forwards and options, unamortized organization expenses, amortization of bond premium, tax adjustments related to real estate investment trusts ("REITs"), treasury inflation protection securities ("TIPS"), passive foreign investment companies ("PFICs"), short sales, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2019, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Commodity Strategy	$—	$27,202
Multi-Asset Income	92,530	203,925
Multi-Style Premia	—	262,123

During the year ended October 31, 2019, U.S. Equity Index PutWrite Strategy had utilized capital loss carryforwards of $1,430,111.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2019, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Commodity Strategy, Global Allocation, Long Short, Multi-Style Premia, monthly for Multi-Asset Income and quarterly for U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2019, these Funds estimated these amounts for the period January 1, 2019 to October 31, 2019 within the financial statements because the 2019 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2019, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the year ended October 31, 2019, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:

Long Short	$(3,767,001)

At October 31, 2019, Long Short had cash pledged in the amount of $452,448,865 to State Street Bank and Trust Company ("State Street") to cover collateral requirements for borrowing in connection with securities sold short.

13  Securities lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2019, the Fund listed below received income under the securities lending arrangement as follows:

Long Short	$713,609

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2019, the Fund listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Long Short	$40,119,055

As of October 31, 2019, the Fund listed below had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Long Short	$41,075,189	$—	$—	$—	$41,075,189

(a)  Amounts represent the payable for loaned securities collateral received.

14  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2019, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2019. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2019, Commodity Strategy used commodity futures contracts (through investments in the CS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund. During the year ended October 31, 2019, Global Allocation used futures in an effort to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2019, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the year ended October 31, 2019, Multi-Asset Income used futures to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Multi-Asset Income also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2019, Multi-Style Premia used futures (including through investments in commodity futures through the MSP Subsidiary) to enhance total return, to provide investment exposure to certain asset classes, indices and markets. Multi-Style Premia also used futures to adjust the risk profile of the Fund.

At the time a Fund, CS Subsidiary or MSP Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund, CS Subsidiary or MSP Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund, CS Subsidiary or MSP Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund, CS Subsidiary or MSP Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund, CS Subsidiary or MSP Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund, CS Subsidiary or MSP Subsidiary may cause the Fund, CS Subsidiary or MSP Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund, CS Subsidiary or MSP Subsidiary. Also, a Fund's, CS Subsidiary's or MSP Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's, CS Subsidiary's or MSP Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2019, Global Allocation used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies. During the year ended October 31, 2019, Multi-Asset Income used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies. During the year ended October 31, 2019, Multi-Style Premia used forward contracts to provide investment exposure to certain markets and to establish net short or net long positions in certain currencies. Multi-Style Premia also used futures to adjust the risk profile of the Fund.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Equity swap contracts: During the year ended October 31, 2019, Multi-Style Premia used equity swaps to increase returns, reduce risks and to replace more traditional direct investments. Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, a Fund may be required to pledge an amount of cash and/or other assets to the broker, which is equal to a certain percentage of the contract amount (initial margin). Subsequently, payments known as variation margins are made or received by a Fund periodically, depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of a Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association ("ISDA") agreement between a Fund and the counterparty. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses in the Statements of Operations.

Total return basket swap contracts: During the year ended October 31, 2019, Global Allocation used total return basket swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2019, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2019, Multi-Asset Income used total return basket swaps to enhance total return and obtain or reduce exposure to certain markets. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an ISDA agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the year ended October 31, 2019, Global Allocation used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2019, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2019, Multi-Asset Income used total return swaps to enhance total return and obtain or reduce exposure to certain markets. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Options: During the year ended October 31, 2019, Global Allocation used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2019, Global Allocation used options purchased to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the year ended October 31, 2019, Long Short used options written to enhance total returns. During the year ended October 31, 2019, Long Short used options purchased either for hedging purposes or to enhance total returns. During the year ended October 31, 2019, Multi-Asset Income used options written to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the year ended October 31, 2019, Multi-Asset Income used options purchased to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the year ended October 31, 2019, Multi-Style Premia used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2019, Multi-Style Premia used options purchased to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2019, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At October 31, 2019, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$3,668,924	$3,668,924
Total Value—Assets		$—	$—	$—	$3,668,924	$3,668,924
Global Allocation
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$37,112	$—	$17,311	$—	$54,423
Forward contracts	Receivable for forward foreign currency contracts	—	283,272	—	—	283,272
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	60,709	—	60,709
Options purchased	Investments in securities, at value	—	—	589	—	589
Total Value—Assets		$37,112	$283,272	$78,609	$—	$398,993
Long Short
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$125,390	$—	$485,160	$—	$610,550
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	1,725,636	—	1,725,636
Options purchased	Investments in securities, at value	—	—	3,353,253	—	3,353,253
Total Value—Assets		$125,390	$—	$5,564,049	$—	$5,689,439
Multi-Asset Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$60,809	$—	$36,363	$—	$97,172
Forward contracts	Receivable for forward foreign currency contracts	—	323,169	—	—	323,169
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	81,071	—	81,071
Options purchased	Investments in securities, at value	—	—	2,713	—	2,713
Total Value—Assets		$60,809	$323,169	$120,147	$—	$504,125

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Multi-Style Premia
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$62,299	$1,560	$21,465	$13,854	$99,178
Forward contracts	Receivable for forward foreign currency contracts	—	138,311	—	—	138,311
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	2,351,048	—	2,351,048
Options purchased	Investments in securities, at value	—	—	168	—	168
Total Value—Assets		$62,299	$139,871	$2,372,681	$13,854	$2,588,705
Liability Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for variation margin on futures contracts	$—	$—	$—	$(2,174,694)	$(2,174,694)
Total Value—Liabilities		$—	$—	$—	$(2,174,694)	$(2,174,694)
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts	$(68,016)	$—	$(41,514)	$—	$(109,530)
Forward contracts	Payable for forward foreign currency contracts	—	(298,059)	—	—	(298,059)
Over-the-counter swaps	OTC swap contracts, at value(a)	—	—	(48,969)	—	(48,969)
Options written	Option contracts written, at value	—	—	(15,173)	—	(15,173)
Total Value—Liabilities		$(68,016)	$(298,059)	$(105,656)	$—	$(471,731)
Long Short
Futures	Receivable/Payable for variation margin on futures contracts	$—	$—	$(4,274,300)	$—	$(4,274,300)
Over-the-counter swaps	OTC swap contracts, at value(a)	—	—	(11,719,682)	—	(11,719,682)
Options written	Option contracts written, at value	—	—	(1,912,237)	—	(1,912,237)
Total Value—Liabilities		$—	$—	$(17,906,219)	$—	$(17,906,219)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts	$(81,464)	$—	$(49,275)	$—	$(130,739)
Forward contracts	Payable for forward foreign currency contracts	—	(343,952)	—	—	(343,952)
Over-the-counter swaps	OTC swap contracts, at value(a)	—	—	(66,170)	—	(66,170)
Options written	Option contracts written, at value	—	—	(30,140)	—	(30,140)
Total Value—Liabilities		$(81,464)	$(343,952)	$(145,585)	$—	$(571,001)
Multi-Style Premia
Futures	Receivable/Payable for variation margin on futures contracts	$(85,190)	$(19,758)	$(130)	$(69,752)	$(174,830)
Forward contracts	Payable for forward foreign currency contracts	—	(185,934)	—	—	(185,934)
Over-the-counter swaps	OTC swap contracts, at value(a)	—	—	(1,134,846)	—	(1,134,846)
Options written	Option contracts written, at value	(10,937)	—	(28,574)	—	(39,511)
Total Value—Liabilities		$(96,127)	$(205,692)	$(1,163,550)	$(69,752)	$(1,535,121)
U.S. Equity Index PutWrite Strategy
Options written	Option contracts written, at value	$—	$—	$(1,595,462)	$—	$(1,595,462)
Total Value—Liabilities		$—	$—	$(1,595,462)	$—	$(1,595,462)

(a)  "Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the over-the-counter swap contracts plus accrued interest as of October 31, 2019, which are reflected in the Statements of Assets and Liabilities under the caption "Over-the-counter swap contracts, at value".

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2019, was as follows:

Realized Gain/(Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$—	$—	$—	$(12,604,966)	$(12,604,966)
Total Realized Gain/(Loss)		$—	$—	$—	$(12,604,966)	$(12,604,966)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Global Allocation
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$15,167	$—	$(184,475)	$—	$(169,308)
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(24,714)	—	—	(24,714)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(11,986)	—	(11,986)
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(51,084)	—	(51,084)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	5,230	—	5,230
Total Realized Gain/(Loss)		$15,167	$(24,714)	$(242,315)	$—	$(251,862)
Long Short
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(1,249,783)	$—	$(6,591,423)	$—	$(7,841,206)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(22,178,082)	—	(22,178,082)
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(962,976)	—	(962,976)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	8,440,465	—	8,440,465
Total Realized Gain/(Loss)		$(1,249,783)	$—	$(21,292,016)	$—	$(22,541,799)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(141,290)	$—	$(264,505)	$—	$(405,795)
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(23,021)	—	—	(23,021)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(13,138)	—	(13,138)
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(73,951)	—	(73,951)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	54,125	—	54,125
Total Realized Gain/(Loss)		$(141,290)	$(23,021)	$(297,469)	$—	$(461,780)
Multi-Style Premia
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$783,742	$(76,263)	$(123,581)	$(1,057,247)	$(473,349)
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	36,420	—	—	36,420
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	—	52,306	52,306
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(2,411)	—	(2,411)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	24,879	—	89,668	—	114,547
Total Realized Gain/(Loss)		$808,621	$(39,843)	$(36,324)	$(1,004,941)	$(272,487)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
U.S. Equity Index PutWrite Strategy
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$—	$—	$10,933,699	$—	$10,933,699
Total Realized Gain/(Loss)		$—	$—	$10,933,699	$—	$10,933,699
Change in Appreciation/(Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$—	$—	$—	$8,338,094	$8,338,094
Total Change in Appreciation/(Depreciation)		$—	$—	$—	$8,338,094	$8,338,094
Global Allocation
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(57,487)	$—	$44,777	$—	$(12,710)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(19,944)	—	—	(19,944)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	15,950	—	15,950
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	1,488	—	1,488
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	1,567	—	1,567
Total Change in Appreciation/(Depreciation)		$(57,487)	$(19,944)	$63,782	$—	$(13,649)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Long Short
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(48,830)	$—	$(34,610,397)	$—	$(34,659,227)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	(10,051,658)	—	(10,051,658)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	3,172,613	—	3,172,613
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	2,645,060	—	2,645,060
Total Change in Appreciation/(Depreciation)		$(48,830)	$—	$(38,844,382)	$—	$(38,893,212)
Multi-Asset Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(103,331)	$—	$97,196	$—	$(6,135)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(26,189)	—	—	(26,189)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	18,865	—	18,865
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	2,252	—	2,252
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	7,306	—	7,306
Total Change in Appreciation/(Depreciation)		$(103,331)	$(26,189)	$125,619	$—	$(3,901)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Multi-Style Premia
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(62,365)	$(44,153)	$56,122	$50,582	$186
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(22,051)	—	—	(22,051)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	493,917	—	493,917
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	(8,415)	—	(8,415)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	9,274	—	(2,264)	—	7,010
Total Change in Appreciation/(Depreciation)		$(53,091)	$(66,204)	$539,360	$50,582	$470,647
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$—	$—	$2,155,651	$—	$2,155,651
Total Change in Appreciation/(Depreciation)		$—	$—	$2,155,651	$—	$2,155,651

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Global Allocation, Long Short, Multi-Asset Income and Multi-Style Premia held investments in these securities at October 31, 2019. The Funds' derivative assets and liabilities at fair value by type and security lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and security lending assets and liabilities, by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2019.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$283,272	$—	$283,272
Over-the-counter swap contracts	60,709	—	60,709
Total	$343,981	—	343,981
Long Short
Over-the-counter swap contracts	$1,725,636	$—	$1,725,636
Securities lending	40,119,055	—	40,119,055
Total	$41,844,691	$—	$41,844,691
Multi-Asset Income
Forward contracts	$323,169	$—	$323,169
Over-the-counter swap contracts	81,071	—	81,071
Total	$404,240	$—	$404,240
Multi-Style Premia
Forward contracts	$138,311	$—	$138,311
Over-the-counter swap contracts	2,351,048	—	2,351,048
Total	$2,489,359	$—	$2,489,359

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
CITI	$75,677	$(75,677)	$—	$—
GSI	71,580	(48,090)	—	23,490
JPM	81,290	(27,107)	—	54,183
RBC	43,399	(21,453)	—	21,946
SCB	12,389	(12,389)	—	—
SG	19,258	(12,478)	—	6,780
SSB	40,388	(40,388)	—	—
Total	$343,981	$(237,582)	$—	$106,399
Long Short
CITI	$1,725,636	$(943,427)	$—	$782,209
SSB	40,119,055	—	(40,119,055)	—
Total	$41,844,691	$(943,427)	$(40,119,055)	$782,209
Multi-Asset Income
CITI	$101,256	$(101,256)	$—	$—
GSI	85,211	(72,736)	—	12,475
JPM	93,351	(37,544)	—	55,807
RBC	47,585	(23,096)	—	24,489
SCB	13,747	(13,747)	—	—
SG	15,932	(9,826)	—	6,106
SSB	47,158	(47,158)	—	—
Total	$404,240	$(305,363)	$—	$98,877

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Multi-Style Premia
MS	$2,489,359	$(1,320,780)	$—	$1,168,579
Total	$2,489,359	$(1,320,780)	$—	$1,168,579

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(298,059)	$—	$(298,059)
Over-the-counter swap contracts	(48,969)	—	(48,969)
Total	$(347,028)	$—	$(347,028)
Long Short
Over-the-counter swap contracts	$(11,719,682)	$—	$(11,719,682)
Over-the-counter options	(331,817)	—	(331,817)
Total	$(12,051,499)	$—	$(12,051,499)
Multi-Asset Income
Forward contracts	$(343,952)	$—	$(343,952)
Over-the-counter swap contracts	(66,170)	—	(66,170)
Total	$(410,122)	$—	$(410,122)
Multi-Style Premia
Forward contracts	$(185,934)	$—	$(185,934)
Over-the-counter swap contracts	(1,134,846)	—	(1,134,846)
Total	$(1,320,780)	$—	$(1,320,780)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
CITI	$(136,904)	$75,677	$—	$(61,227)
GSI	(48,090)	48,090	—	—
JPM	(27,107)	27,107	—	—
RBC	(21,453)	21,453	—	—
SCB	(35,333)	12,389	—	(22,944)
SG	(12,478)	12,478	—	—
SSB	(65,663)	40,388	—	(25,275)
Total	$(347,028)	$237,582	$—	$(109,446)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Long Short
CITI	$(943,427)	$943,427	$—	$—
GSI	(4,806,860)	—	4,806,860	—
JPM	(6,301,212)	—	6,301,212	—
Total	$(12,051,499)	$943,427	$11,108,072	$—
Multi-Asset Income
CITI	$(163,835)	$101,256	$—	$(62,579)
GSI	(72,736)	72,736	—	—
JPM	(37,544)	37,544	—	—
RBC	(23,096)	23,096	—	—
SCB	(40,312)	13,747	—	(26,565)
SG	(9,826)	9,826	—	—
SSB	(62,773)	47,158	—	(15,615)
Total	$(410,122)	$305,363	$—	$(104,759)
Multi-Style Premia
MS	$(1,320,780)	$1,320,780	$—	$—
Total	$(1,320,780)	$1,320,780	$—	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2019, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2019.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: The Funds and NBIA have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order ("Exemptive Order"). Through October 31, 2019, Global Allocation invested in Commodity Strategy, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Genesis Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Select Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Short Duration High Income Fund and U.S. Equity Index PutWrite Strategy (collectively the "Underlying Funds"). Through October 31, 2019, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Neuberger Berman Long Short Credit Fund (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the year ended October 31, 2019, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2019, distributions from income and capital gains received from the Underlying Funds on Global Allocation's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers" and "Realized gain distributions from affiliated issuers". For the year ended October 31, 2019, management fees waived under this Arrangement and distributions from income and capital gains received from Global Allocation's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management Fees Waived	Distributions from Income and Capital Gains
Global Allocation	$44,972	$282,332
Multi-Asset Income	18,857	198,537

17  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the Exemptive Order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets(a) according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Commodity Strategy and CS Subsidiary:
	0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
For Global Allocation:
	0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Long Short:
	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For Multi-Asset Income:
	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.325%	0.30%
For Multi-Style Premia and MSP Subsidiary:
	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For U.S. Equity Index PutWrite Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the NAV of the CS Subsidiary for Commodity Strategy and the MSP Subsidiary for Multi-Style Premia.

Accordingly, for the year ended October 31, 2019, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

	Effective Rate
Commodity Strategy	0.50%
CS Subsidiary	0.50%
Global Allocation	0.28	%(b)
Long Short	1.11%
Multi-Asset Income	0.36	%(b)

(a)  Less the NAV of the CS Subsidiary for Commodity Strategy.

(b)  After management fee waiver (Note A).

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C of each of Commodity Strategy, Global Allocation, Long Short, Multi-Style Premia and U.S. Equity Index PutWrite Strategy; 0.27% for each of Class A and Class C of Multi-Asset Income; 0.15% for Institutional Class; and 0.05% for Class R6 (0.08% prior to December 6, 2018), each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the CS Subsidiary and the MSP Subsidiary are included in the total expenses used to calculate the reimbursement, which Commodity Strategy and Multi-Style Premia have agreed to share with the CS Subsidiary and the MSP Subsidiary, respectively. For the year ended October 31, 2019, the expenses of the CS Subsidiary and MSP Subsidiary amounted to $208,623 and $85,283, respectively.

At October 31, 2019, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2017	2018	2019
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021	2022
Commodity Strategy Institutional Class	0.73	%(b)	10/31/22	$211,468	$227,405	$267,105
Commodity Strategy Class A	1.09	%(b)	10/31/22	131,093	118,368	88,930
Commodity Strategy Class C	1.84	%(b)	10/31/22	545	159	118

				Expenses Reimbursed in Year Ended October 31,
				2017	2018		2019
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021		2022
Global Allocation Institutional Class	0.75	%(b)	10/31/22	$346,296	$329,169		$314,674
Global Allocation Class A	1.11	%(b)	10/31/22	131,054	79,935		63,743
Global Allocation Class C	1.86	%(b)	10/31/22	110,994	63,702		53,469
Global Allocation Class R6	0.65%		10/31/22	—	—		604 (c)
Long Short Institutional Class	1.70%		10/31/22	—	—		—
Long Short Class A	2.06%		10/31/22	—	—		—
Long Short Class C	2.81%		10/31/22	—	—		—
Multi-Asset Income Institutional Class	0.65%		10/31/22	372,208	345,192		317,506
Multi-Asset Income Class A	1.02%		10/31/22	14,267	14,442		12,485
Multi-Asset Income Class C	1.77%		10/31/22	16,358	13,693		13,719
Multi-Asset Income Class R6	0.55	%(b)	10/31/22	94,517	77,052		74,701
Multi-Style Premia Institutional Class	0.95%		10/31/22	—	372,173	(d)	521,081
Multi-Style Premia Class A	1.31%		10/31/22	—	667	(d)	2,208
Multi-Style Premia Class C	2.06%		10/31/22	—	666	(d)	810
Multi-Style Premia Class R6	0.85	%(b)	10/31/22	—	667	(d)	3,935
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/22	290,602	238,341		245,105
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/22	6,844	8,937		27,065
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/22	628	1,190		1,602
U.S. Equity Index PutWrite Strategy Class R6	0.55	%(b)	10/31/22	31,856	16,306		21,621

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Commodity Strategy Institutional Class	1.10%	2/28/17
Commodity Strategy Class A	1.46%	2/28/17
Commodity Strategy Class C	2.21%	2/28/17
Global Allocation Institutional Class	0.90%	2/28/17
Global Allocation Class A	1.26%	2/28/17
Global Allocation Class C	2.01%	2/28/17
Multi-Asset Income Class R6	0.58%	12/6/18
Multi-Style Premia Class R6	0.88%	12/6/18
U.S. Equity Index PutWrite Strategy Class R6	0.58%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(d)  Period from May 18, 2018 (Commencement of Operations) to October 31, 2018.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2019, there was no repayment to NBIA under these agreements.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2019, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Commodity Strategy Class A	$646	$—	$—	$—
Commodity Strategy Class C	—	—	—	—
Global Allocation Class A	110	—	—	—
Global Allocation Class C	—	19	—	—
Long Short Class A	14,582	—	—	—
Long Short Class C	—	5,653	—	—
Multi-Asset Income Class A	21	—	—	—
Multi-Asset Income Class C	—	—	—	—
Multi-Style Premia Class A	—	—	—	—
Multi-Style Premia Class C	—	—	—	—
U.S. Equity Index PutWrite Strategy Class A	2,962	—	—	—
U.S. Equity Index PutWrite Strategy Class C	—	1,740	—	—

Note C—Securities Transactions:

During the year ended October 31, 2019, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts and written option contracts) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Securities Sold Short	Covers on Securities Sold Short
Commodity Strategy	$—	$107,917,454	$—	$97,702,703	$—	$—
Global Allocation	17,567,430	9,272,180	17,735,346	14,230,140	—	—
Long Short	—	1,063,816,166	—	2,018,201,756	650,214,057	721,346,612
Multi-Asset Income	39,357,920	8,948,085	37,382,827	13,902,792	—	—
Multi-Style Premia	—	5,566,497	—	5,487,218	—	—
U.S. Equity Index PutWrite Strategy	105,913,102	—	81,658,770	—	—	—

During the year ended October 31, 2019, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2019, and October 31, 2018, was as follows:

	For the Year Ended October 31, 2019				For the Year Ended October 31, 2018
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Commodity Strategy
Institutional Class	14,040,717	411,362	(6,446,851)	8,005,228	5,172,731	516,099	(2,559,388)	3,129,442
Class A	1,876,272	181,324	(6,119,583)	(4,061,987)	2,442,107	249,177	(1,602,096)	1,089,188
Class C	—	62	(1,293)	(1,231)	1,182	109	(687)	604
Global Allocation
Institutional Class	332,266	62,466	(605,173)	(210,441)	357,848	58,965	(319,792)	97,021
Class A	19,039	11,967	(105,598)	(74,592)	17,365	16,617	(98,561)	(64,579)
Class C	6,733	8,466	(67,393)	(52,194)	2,126	10,973	(69,877)	(56,778)
Class R6(a)	2,367	—	—	2,367	—	—	—	—
Long Short(b)
Institutional Class	57,658,138	4,099,135	(114,514,852)	(52,757,579)	72,842,770	—	(77,886,883)	(5,044,113)
Class A	1,430,348	382,225	(4,745,285)	(2,932,712)	2,231,554	—	(5,159,448)	(2,927,894)
Class C	260,490	232,504	(1,591,645)	(1,098,651)	431,807	—	(1,555,092)	(1,123,285)

	For the Year Ended October 31, 2019				For the Year Ended October 31, 2018
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Multi-Asset Income
Institutional Class	171,971	68,362	(381,023)	(140,690)	261,602	74,514	(196,365)	139,751
Class A	14,224	447	(20,909)	(6,238)	23,239	633	(7,731)	16,141
Class C	10,423	660	(3,501)	7,582	—	638	(4,892)	(4,254)
Class R6	10,305	—	(10,305)	—	—	—	—	—
Multi-Style Premia
Institutional Class	14,204	35,608	(34,285)	15,527	623,185	—	—	623,185	(c)
Class A	12,963	—	(2,248)	10,715	1,000	—	—	1,000	(c)
Class C	—	—	—	—	1,000	—	—	1,000	(c)
Class R6	—	—	—	—	1,000	—	—	1,000	(c)
U.S. Equity Index PutWrite Strategy
Institutional Class	10,415,268	393,459	(10,249,574)	559,153	21,985,252	1,007,241	(15,980,579)	7,011,914
Class A	1,727,603	8,985	(746,387)	990,201	1,682,617	27,404	(335,848)	1,374,173
Class C	4,592	679	(23,753)	(18,482)	86,889	3,254	(25,257)	64,886
Class R6	1,596,596	33,222	(1,737,314)	(107,496)	871,056	88,200	(357,547)	601,709

(a)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(b)  After the close of business on December 7, 2018, the Fund's Class A and Class C shares underwent a reverse stock split. The capital share activity presented here for the year ended October 31, 2019, has been adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(c)  Period from May 18, 2018 (Commencement of Operations) to October 31, 2018.

Note E—Line of Credit:

At October 31, 2019, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2019. During the year ended October 31, 2019, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2018	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2019	Value October 31, 2019	Distributions from Investments in Affiliated Persons(b)	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons
Global Allocation
Commodity Strategy Institutional Class	211,186	12,444	104,832	118,798	$712,787	$30,826	$(118,414)	$58,134
Neuberger Berman Emerging Markets Debt Fund Institutional Class	128,548	9,847	114,752	23,643	204,043	22,152	(27,424)	102,493
Neuberger Berman Emerging Markets Equity Fund Class R6(c)	66,375	3,918	24,420	45,873	905,526	11,925	27,482	106,577
Neuberger Berman Floating Rate Income Fund Institutional Class	30,013	31,340	21,684	39,669	378,842	12,650	(2,026)	(8,944)
Neuberger Berman Genesis Fund Class R6	11,702	2,380	5,949	8,133	482,464	70,739	11,982	16,791
Neuberger Berman High Income Bond Fund Class R6	117,176	14,583	49,487	82,272	702,603	41,775	(21,509)	34,272
Neuberger Berman International Select Fund Class R6	239,312	17,375	128,933	127,754	1,674,853	51,513	87,016	163,129
Neuberger Berman Short Duration High Income Fund Institutional Class	15,948	2,887	—	18,835	179,873	7,566	—	2,039
Sub-total for affiliates held as of 10/31/19(d)					$5,240,991	$249,146	$(42,893)	$474,491
Neuberger Berman Long Short Credit Fund Class R6	43,992	—	43,992	—	$—	$—	$(15,179)	$14,739

	Balance of Shares Held October 31, 2018	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2019	Value October 31, 2019	Distributions from Investments in Affiliated Persons(b)	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons
U.S. Equity Index PutWrite Strategy Class R6	124,493	10,505	134,998	—	$—	$21,536	$109,684	$(53,886)
Sub-total for affiliates no longer held as of 10/31/19					$—	$21,536	$94,505	$(39,147)
Total					$5,240,991	$270,682	$51,612	$435,344
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	183,733	75,808	185,109	74,432	$642,347	$38,043	$(2,455)	$120,669
Neuberger Berman Floating Rate Income Fund Institutional Class	93,067	84,897	44,372	133,592	1,275,804	46,046	(7,522)	(25,548)
Neuberger Berman High Income Bond Fund Class R6	229,178	11,203	64,215	176,166	1,504,459	91,755	(20,027)	52,503
Sub-total for affiliates held as of 10/31/19(d)					$3,422,610	$175,844	$(30,004)	$147,624
Neuberger Berman Long Short Credit Fund Class R6	51,167	—	51,167	—	$—	$—	$(18,031)	$17,518
Sub-total for affiliates no longer held as of 10/31/19					$—	$—	$(18,031)	$17,518
Total					$3,422,610	$175,844	$(48,035)	$165,142

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.

(c)  After the close of business on December 7, 2018, the Neuberger Berman Emerging Markets Equity Fund Class R6 underwent a stock split at a ratio of 1: 1.0009. The balance of shares held as of October 31, 2018 presented here have been retroactively adjusted to reflect this split.

(d)  At October 31, 2019, these securities amounted to approximately 32.85% and 15.37% of net assets of Global Allocation and Multi-Asset Income, respectively.

In addition, at October 31, 2019, there were affiliated persons, as defined in the 1940 Act, owning 0.28%, 0.36%, 63.74%, 91.96% and 1.99% of Commodity Strategy's, Global Allocation's, Multi-Asset Income's, Multi-Style Premia's and U.S. Equity Index PutWrite Strategy's outstanding shares, respectively.

Note G—Stock Split:

In 2018, the Board approved a reverse stock split (the "Stock Split") of the issued and outstanding shares of certain classes of Long Short (the "Stock Split Fund"). The Stock Split occurred after the close of business on December 7, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in NAVs that better aligned the share class prices of the Stock Split Fund.

Fund Class	Stock Split Ratio (Old to New)
Long Short Class A	1	: 0.9792
Long Short Class C	1	: 0.9328

Note H—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year
Commodity Strategy Fund[b]
Institutional Class
10/31/2019	$6.19	$0.12	$(0.16)	$(0.04)	$(0.15)	$(0.00)	$—	$(0.15)	$—	$6.00
10/31/2018	$6.36	$0.08	$(0.01)	$0.07	$(0.24)	$—	$—	$(0.24)	$—	$6.19
10/31/2017	$5.99	$0.02	$0.35	$0.37	$—	$—	$—	$—	$—	$6.36
10/31/2016	$6.20	$(0.03)	$(0.18)	$(0.21)	$—	$—	$—	$—	$—	$5.99
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$—	$(0.00)	$—	$6.20
Class A
10/31/2019	$6.07	$0.09	$(0.14)	$(0.05)	$(0.13)	$(0.00)	$—	$(0.13)	$—	$5.89
10/31/2018	$6.24	$0.06	$(0.01)	$0.05	$(0.22)	$—	$—	$(0.22)	$—	$6.07
10/31/2017	$5.90	$(0.00)	$0.34	$0.34	$—	$—	$—	$—	$—	$6.24
10/31/2016	$6.12	$(0.05)	$(0.17)	$(0.22)	$—	$—	$—	$—	$—	$5.90
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$—	$(0.00)	$—	$6.12
Class C
10/31/2019	$5.83	$0.05	$(0.14)	$(0.09)	$(0.08)	$(0.00)	$—	$(0.08)	$—	$5.66
10/31/2018	$5.95	$0.01	$—	$0.01	$(0.13)	$—	$—	$(0.13)	$—	$5.83
10/31/2017	$5.71	$(0.05)	$0.29	$0.24	$—	$—	$—	$—	$—	$5.95
10/31/2016	$5.98	$(0.09)	$(0.18)	$(0.27)	$—	$—	$—	$—	$—	$5.71
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$—	$(0.00)	$—	$5.98
Global Allocation Fund
Institutional Class
10/31/2019	$11.15	$0.24	$0.80	$1.04	$(0.25)	$(0.29)	$—	$(0.54)	$—	$11.65
10/31/2018	$12.14	$0.23	$(0.58)	$(0.35)	$(0.22)	$(0.42)	$—	$(0.64)	$—	$11.15
10/31/2017	$10.49	$0.18	$1.52	$1.70	$(0.05)	$—	$—	$(0.05)	$—	$12.14
10/31/2016	$10.42	$0.10	$(0.01)	$0.09	$(0.00)	$(0.02)	$—	$(0.02)	$—	$10.49
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$—	$(0.28)	$—	$10.42
See Notes to Financial Highlights

	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Commodity Strategy Fund[b]
Institutional Class
10/31/2019	(0.41)%	$145.3	0.96%	0.96	%Ø	0.74%	0.74	%Ø	1.99%	88%	88	%Ø
10/31/2018	1.19%	$100.3	0.98%	0.98	%Ø	0.74%	0.74	%Ø	1.31%	107%	107	%Ø
10/31/2017	6.18%	$83.1	1.18%	1.18	%Ø	0.85%	0.85	%Ø	0.36%	105%	105	%Ø
10/31/2016	(3.39)%	$49.0	1.65%	1.65	%Ø	1.10%	1.10	%Ø	(0.44)%	58%	58	%Ø
10/31/2015	(26.09)%	$31.8	1.47%	1.47	%Ø	1.10%	1.10	%Ø	(0.67)%	35%	35	%Ø
Class A
10/31/2019	(0.64)%	$22.5	1.37%	1.37	%Ø	1.09%	1.09	%Ø	1.65%	88%	88	%Ø
10/31/2018	0.81%	$47.9	1.35%	1.35	%Ø	1.10%	1.10	%Ø	0.95%	107%	107	%Ø
10/31/2017	5.76%	$42.4	1.56%	1.56	%Ø	1.21%	1.21	%Ø	(0.02)%	105%	105	%Ø
10/31/2016	(3.59)%	$33.3	2.04%	2.04	%Ø	1.46%	1.46	%Ø	(0.82)%	58%	58	%Ø
10/31/2015	(26.43)%	$35.5	1.84%	1.84	%Ø	1.46%	1.46	%Ø	(1.05)%	35%	35	%Ø
Class C
10/31/2019	(1.51)%	$0.0	2.32%	2.32	%Ø	1.84%	1.84	%Ø	0.88%	88%	88	%Ø
10/31/2018	0.15%	$0.0	2.34%	2.34	%Ø	1.85%	1.85	%Ø	0.19%	107%	107	%Ø
10/31/2017	4.20%	$0.0	3.20%	3.20	%Ø	2.03%	2.03	%Ø	(0.92)%	105%	105	%Ø
10/31/2016	(4.52)%	$0.1	3.06%	3.06	%Ø	2.21%	2.21	%Ø	(1.65)%	58%	58	%Ø
10/31/2015	(26.98)%	$3.1	2.70%	2.70	%Ø	2.21%	2.21	%Ø	(1.79)%	35%	35	%Ø
Global Allocation Fund
Institutional Class
10/31/2019	10.13%[d]	$12.0	3.35%	3.35	%Ø	0.49%	0.49%		2.12%	74%	74	%cØ
10/31/2018	(3.14)%[d]	$13.8	3.04%	3.04	%Ø	0.46%	0.46%		1.96%	59%[c]	59	%cØ
10/31/2017	16.24%	$13.9	3.59%[e]	3.56%		0.49%[e]	0.46%		1.63%[e]	113%[c]	101%[c]
10/31/2016	0.87%	$10.1	4.17%	3.66%		1.11%	0.60%		0.97%	176%[c]	174%[c]
10/31/2015	(1.12)%	$8.9	3.29%	2.94%		1.03%	0.69%		0.51%	195%[c]	185%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year
Global Allocation Fund (cont'd)
Class A
10/31/2019	$11.05	$0.20	$0.79	$0.99	$(0.20)	$(0.29)	$—	$(0.49)	$—	$11.55
10/31/2018	$12.04	$0.20	$(0.59)	$(0.39)	$(0.18)	$(0.42)	$—	$(0.60)	$—	$11.05
10/31/2017	$10.40	$0.14	$1.50	$1.64	$—	$—	$—	$—	$—	$12.04
10/31/2016	$10.36	$0.06	$(0.00)	$0.06	$—	$(0.02)	$—	$(0.02)	$—	$10.40
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$—	$(0.24)	$—	$10.36
Class C
10/31/2019	$10.70	$0.11	$0.79	$0.90	$(0.11)	$(0.29)	$—	$(0.40)	$—	$11.20
10/31/2018	$11.66	$0.11	$(0.58)	$(0.47)	$(0.07)	$(0.42)	$—	$(0.49)	$—	$10.70
10/31/2017	$10.14	$0.05	$1.47	$1.52	$—	$—	$—	$—	$—	$11.66
10/31/2016	$10.18	$(0.01)	$(0.01)	$(0.02)	$—	$(0.02)	$—	$(0.02)	$—	$10.14
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.18
Class R6
Period from 1/18/2019^ to 10/31/2019	$10.56	$0.16	$0.93	$1.09	$—	$—	$—	$—	$—	$11.65
Long Short Fund
Institutional Class
10/31/2019	$14.54	$0.04	$0.85	$0.89	$—	$(0.76)	$—	$(0.76)	$—	$14.67
10/31/2018	$14.21	$0.03	$0.30	$0.33	$—	$—	$—	$—	$—	$14.54
10/31/2017	$12.74	$0.02	$1.45	$1.47	$—	$—	$—	$—	$0.00	$14.21
10/31/2016	$12.76	$(0.03)	$0.01	$(0.02)	$(0.00)	$—	$—	$(0.00)	$—	$12.74
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$—	$(0.07)	$—	$12.76

See Notes to Financial Highlights

	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund (cont'd)
Class A
10/31/2019	9.70%[d]		$2.1	3.74%	3.74	%Ø	0.84%	0.84%	1.79%	74%	74	%cØ
10/31/2018	(3.49)%[d]		$2.8	3.46%	3.46	%Ø	0.82%	0.82%	1.70%	59%[c]	59	%cØ
10/31/2017	15.77%		$3.9	4.10%[e]	4.05%		0.89%[e]	0.84%	1.27%[e]	113%[c]	101%[c]
10/31/2016	0.59%		$5.9	4.53%	4.01%		1.49%	0.96%	0.64%	176%[c]	174%[c]
10/31/2015	(1.52)%		$8.1	3.69%	3.34%		1.39%	1.04%	0.16%	195%[c]	185%[c]
Class C
10/31/2019	8.97%[d]		$1.8	4.47%	4.47	%Ø	1.59%	1.59%	1.01%	74%	74	%cØ
10/31/2018	(4.25)%[d]		$2.3	4.18%	4.18	%Ø	1.57%	1.57%	0.92%	59%[c]	59	%cØ
10/31/2017	14.99%		$3.2	4.84%[e]	4.79%		1.63%[e]	1.59%	0.50%[e]	113%[c]	101%[c]
10/31/2016	(0.19)%		$4.7	5.26%	4.74%		2.24%	1.71%	(0.10)%	176%[c]	174%[c]
10/31/2015	(2.29)%		$6.6	4.45%	4.10%		2.14%	1.79%	(0.57)%	195%[c]	185%[c]
Class R6
Period from 1/18/2019^ to 10/31/2019	10.32	%*	$0.0	3.55%**	3.55	%Ø**	0.39%**	0.39%**	1.78%**	74%*	74	%^^cØ*
Long Short Fund
Institutional Class
10/31/2019	6.98%[d]		$2,098.0	1.78%	1.33%		1.78%	1.33%	0.28%	66%	47%
10/31/2018	2.32%[d]		$2,847.3	1.60%	1.31%		1.60%	1.31%	0.23%	83%	69%
10/31/2017	11.54	%fg	$2,853.0	1.80%	1.33%		1.80%[h]	1.32%[h]	0.12%[h]	80%	64%
10/31/2016	(0.14)%		$2,074.7	1.91%	1.33%		1.91%	1.33%	(0.22)%	86%	72%
10/31/2015	(1.45)%		$2,719.8	1.66%	1.31%		1.66%	1.31%	0.16%	91%	69%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year
Long Short Fund (cont'd)
Class A
10/31/2019[i]	$14.54	$(0.01)	$0.84	$0.83	$—	$(0.76)	$—	$(0.76)	$—	$14.61
10/31/2018[i]	$14.26	$(0.02)	$0.30	$0.28	$—	$—	$—	$—	$—	$14.54
10/31/2017[i]	$12.83	$(0.02)	$1.45	$1.43	$—	$—	$—	$—	$0.00	$14.26
10/31/2016[i]	$12.89	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$—	$—	$12.83
10/31/2015[i]	$13.18	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$—	$(0.05)	$—	$12.89
Class C
10/31/2019[i]	$14.53	$(0.12)	$0.84	$0.72	$—	$(0.76)	$—	$(0.76)	$—	$14.49
10/31/2018[i]	$14.34	$(0.13)	$0.32	$0.19	$—	$—	$—	$—	$—	$14.53
10/31/2017[i]	$13.00	$(0.13)	$1.47	$1.34	$—	$—	$—	$—	$0.00	$14.34
10/31/2016[i]	$13.18	$(0.18)	$0.00	$(0.18)	$—	$—	$—	$—	$—	$13.00
10/31/2015[i]	$13.57	$(0.13)	$(0.21)	$(0.34)	$—	$(0.05)	$—	$(0.05)	$—	$13.18
Multi-Asset Income Fund
Institutional Class
10/31/2019	$9.58	$0.34	$0.37	$0.71	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.90
10/31/2018	$10.18	$0.33	$(0.51)	$(0.18)	$(0.35)	$—	$(0.07)	$(0.42)	$—	$9.58
10/31/2017	$9.60	$0.32	$0.62	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18
10/31/2016	$9.43	$0.31	$0.25	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43
Class A
10/31/2019	$9.58	$0.31	$0.36	$0.67	$(0.26)	$—	$(0.09)	$(0.35)	$—	$9.90
10/31/2018	$10.18	$0.29	$(0.51)	$(0.22)	$(0.31)	$—	$(0.07)	$(0.38)	$—	$9.58
10/31/2017	$9.60	$0.29	$0.61	$0.90	$(0.31)	$—	$(0.01)	$(0.32)	$—	$10.18
10/31/2016	$9.43	$0.28	$0.24	$0.52	$(0.26)	$—	$(0.09)	$(0.35)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$—	$(0.21)	$—	$9.43

See Notes to Financial Highlights

	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund (cont'd)
Class A
10/31/2019[i]	6.54%[d]		$63.6	2.13%		1.69%		2.13%		1.69%		(0.08)%		66%	47%
10/31/2018[i]	2.01%[d]		$105.9	1.96%		1.67%		1.96%		1.67%		(0.13)%		83%	69%
10/31/2017[i]	11.15	%fg	$145.6	2.16%		1.68%		2.16%[h]		1.68%[h]		(0.18)%[h]		80%	64%
10/31/2016[i]	(0.48)%		$206.4	2.28%		1.69%		2.28%		1.69%		(0.59)%		86%	72%
10/31/2015[i]	(1.89)%		$361.7	2.03%		1.68%		2.03%		1.68%		(0.20)%		91%	69%
Class C
10/31/2019[i]	5.79%[d]		$61.4	2.88%		2.44%		2.88%		2.44%		(0.82)%		66%	47%
10/31/2018[i]	1.27%[d]		$77.6	2.71%		2.42%		2.71%		2.42%		(0.88)%		83%	69%
10/31/2017[i]	10.31	%fg	$92.7	2.90%		2.43%		2.90%[h]		2.43%[h]		(0.94)%[h]		80%	64%
10/31/2016[i]	(1.30)%		$117.3	3.02%		2.44%		3.02%		2.44%		(1.33)%		86%	72%
10/31/2015[i]	(2.56)%		$190.6	2.77%		2.42%		2.77%		2.42%		(0.94)%		91%	69%
Multi-Asset Income Fund
Institutional Class
10/31/2019	7.54%[d]		$16.9	2.56%		2.56	%Ø	0.57%		0.57	%Ø	3.54%		74%	74	%cØ
10/31/2018	(1.92)%		$17.7	2.56%		2.56	%Ø	0.55%		0.55	%Ø	3.29%		74%	74	%cØ
10/31/2017	9.93%		$17.3	3.03%		3.03	%Ø	0.50%		0.50	%Ø	3.28%		84%	84	%cØ
10/31/2016	6.09%		$12.4	3.86%		3.86	%Ø	0.44%		0.44	%Ø	3.33%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.43	)%*	$10.6	3.66	%‡**	3.66	%Ø‡**	0.43	%‡**	0.43	%Ø‡**	3.87	%‡**	33%*	33	%Ø*
Class A
10/31/2019	7.14%[d]		$0.7	2.99%		2.99	%Ø	0.94%		0.94	%Ø	3.17%		74%	74	%cØ
10/31/2018	(2.28)%		$0.7	2.97%		2.97	%Ø	0.92%		0.92	%Ø	2.94%		74%	74	%cØ
10/31/2017	9.53%		$0.6	3.47%		3.47	%Ø	0.86%		0.86	%Ø	2.90%		84%	84	%cØ
10/31/2016	5.70%		$0.6	4.27%		4.27	%Ø	0.81%		0.81	%Ø	2.98%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.64	)%*	$0.5	4.55	%‡**	4.55	%Ø‡**	0.79	%‡**	0.79	%Ø‡**	3.50	%‡**	33%*	33	%Ø*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year
Multi-Asset Income Fund (cont'd)
Class C
10/31/2019	$9.58	$0.24	$0.36	$0.60	$(0.19)	$—	$(0.09)	$(0.28)	$—	$9.90
10/31/2018	$10.18	$0.22	$(0.52)	$(0.30)	$(0.23)	$—	$(0.07)	$(0.30)	$—	$9.58
10/31/2017	$9.60	$0.21	$0.62	$0.83	$(0.24)	$—	$(0.01)	$(0.25)	$—	$10.18
10/31/2016	$9.43	$0.20	$0.25	$0.45	$(0.19)	$—	$(0.09)	$(0.28)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$—	$(0.17)	$—	$9.43
Class R6
10/31/2019	$9.58	$0.35	$0.37	$0.72	$(0.31)	$—	$(0.09)	$(0.40)	$—	$9.90
10/31/2018	$10.18	$0.34	$(0.52)	$(0.18)	$(0.35)	$—	$(0.07)	$(0.42)	$—	$9.58
10/31/2017	$9.60	$0.33	$0.61	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18
10/31/2016	$9.43	$0.32	$0.24	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43
Multi-Style Premia Fund[b]
Institutional Class
10/31/2019	$24.71	$0.26	$0.63	$0.89	$(1.30)	$—	$—	$(1.30)	$—	$24.30
Period from 5/18/2018^ to 10/31/2018	$25.00	$0.10	$(0.39)	$(0.29)	$—	$—	$—	$—	$—	$24.71
Class A
10/31/2019	$24.67	$0.16	$0.64	$0.80	$(1.30)	$—	$—	$(1.30)	$—	$24.17
Period from 5/18/2018^ to 10/31/2018	$25.00	$0.06	$(0.39)	$(0.33)	$—	$—	$—	$—	$—	$24.67

See Notes to Financial Highlights

	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Multi-Asset Income Fund (cont'd)
Class C
10/31/2019	6.35%[d]	$0.7	3.69%		3.69	%Ø	1.69%		1.69	%Ø	2.42%		74%	74	%cØ
10/31/2018	(3.02)%	$0.6	3.69%		3.69	%Ø	1.67%		1.67	%Ø	2.17%		74%	74	%cØ
10/31/2017	8.71%	$0.7	4.16%		4.16	%Ø	1.62%		1.62	%Ø	2.15%		84%	84	%cØ
10/31/2016	4.91%	$0.6	4.99%		4.99	%Ø	1.56%		1.56	%Ø	2.20%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	(4.07)%*	$0.5	5.29	%‡**	5.29	%Ø‡**	1.53	%‡**	1.53	%Ø‡**	2.76	%‡**	33%*	33	%Ø*
Class R6
10/31/2019	7.64%[d]	$4.0	2.47%		2.47	%Ø	0.48%		0.48	%Ø	3.63%		74%	74	%cØ
10/31/2018	(1.86)%	$3.9	2.49%		2.49	%Ø	0.48%		0.48	%Ø	3.36%		74%	74	%cØ
10/31/2017	10.01%	$4.1	2.97%		2.97	%Ø	0.42%		0.42	%Ø	3.34%		84%	84	%cØ
10/31/2016	6.16%	$3.9	3.78%		3.78	%Ø	0.37%		0.37	%Ø	3.42%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.39)%*	$3.8	3.63	%‡**	3.63	%Ø‡**	0.36	%‡**	0.36	%Ø‡**	3.93	%‡**	33%*	33	%Ø*
Multi-Style Premia Fund[b]
Institutional Class
10/31/2019	3.99%	$15.5	4.45%		4.45%		0.96%		0.96%		1.10%		103%	103	%Ø
Period from 5/18/2018^ to 10/31/2018	(1.16)%*	$15.4	5.05	%‡**	5.05	%Ø‡**	0.95	%‡**	0.95	%Ø‡**	0.87	%‡**	31%*	31	%Ø*
Class A
10/31/2019	3.59%	$0.3	5.24%		5.24%		1.31%		1.31%		0.68%		103%	103	%Ø
Period from 5/18/2018^ to 10/31/2018	(1.32)%*	$0.0	5.87	%‡**	5.87	%Ø‡**	1.31	%‡**	1.31	%Ø‡**	0.57	%‡**	31%*	31	%Ø*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year
Multi-Style Premia Fund (cont'd)
Class C
10/31/2019	$24.59	$(0.00)	$0.62	$0.62	$(1.17)	$—	$—	$(1.17)	$—	$24.04
Period from 5/18/2018^ to 10/31/2018	$25.00	$(0.02)	$(0.39)	$(0.41)	$—	$—	$—	$—	$—	$24.59
Class R6
10/31/2019	$24.72	$0.28	$0.63	$0.91	$(1.32)	$—	$—	$(1.32)	$—	$24.31
Period from 5/18/2018^ to 10/31/2018	$25.00	$0.11	$(0.39)	$(0.28)	$—	$—	$—	$—	$—	$24.72
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2019	$10.65	$0.18	$0.66	$0.84	$(0.21)	$—	$—	$(0.21)	$—	$11.28
10/31/2018	$11.33	$0.12	$(0.13)	$(0.01)	$(0.08)	$(0.59)	$—	$(0.67)	$—	$10.65
10/31/2017	$10.09	$0.05	$1.26	$1.31	$(0.04)	$(0.03)	$—	$(0.07)	$—	$11.33
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09
Class A
10/31/2019	$10.64	$0.14	$0.66	$0.80	$(0.17)	$—	$—	$(0.17)	$—	$11.27
10/31/2018	$11.33	$0.11	$(0.16)	$(0.05)	$(0.05)	$(0.59)	$—	$(0.64)	$—	$10.64
10/31/2017	$10.09	$0.01	$1.27	$1.28	$(0.01)	$(0.03)	$—	$(0.04)	$—	$11.33
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.00)	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09

See Notes to Financial Highlights

	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Multi-Style Premia Fund (cont'd)
Class C
10/31/2019	2.80%	$0.0	5.51%		5.51%		2.07%		2.07%		(0.01)%		103%	103	%Ø
Period from 5/18/2018^ to 10/31/2018	(1.64)%*	$0.0	6.62	%‡**	6.62	%Ø‡**	2.06	%‡**	2.06	%Ø‡**	(0.18	)%‡**	31%*	31	%Ø*
Class R6
10/31/2019	4.07%	$0.0	17.48%		17.48%		0.86%		0.86%		1.20%		103%	103	%Ø
Period from 5/18/2018^ to 10/31/2018	(1.12)%*	$0.0	5.44	%‡**	5.44	%Ø‡**	0.88	%‡**	0.88	%Ø‡**	1.00	%‡**	31%*	31	%*Ø
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2019	7.99%	$236.8	0.76%		0.76	%Ø	0.65%		0.65	%Ø	1.65%		31%	31	%Ø
10/31/2018	(0.16)%	$217.6	0.74%		0.74	%Ø	0.65%		0.65	%Ø	1.09%		56%	56	%Ø
10/31/2017	13.05%	$152.0	0.98%		0.98	%Ø	0.65%		0.65	%Ø	0.49%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	0.90%*	$21.2	3.84	%‡**	3.84	%Ø‡**	0.65	%‡**	0.65	%Ø‡**	0.26	%‡**	0%*	0	%Ø*
Class A
10/31/2019	7.63%	$30.7	1.12%		1.12	%Ø	1.01%		1.01	%Ø	1.30%		31%	31	%Ø
10/31/2018	(0.55)%	$18.4	1.11%		1.11	%Ø	1.01%		1.01	%Ø	0.97%		56%	56	%Ø
10/31/2017	12.70%	$4.1	1.35%		1.35	%Ø	1.01%		1.01	%Ø	0.13%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	0.90%*	$0.4	4.26	%‡**	4.26	%Ø‡**	1.01	%‡**	1.01	%Ø‡**	(0.05	)%‡**	0%*	0	%Ø*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year
U.S. Equity Index PutWrite Strategy Fund (cont'd)
Class C
10/31/2019	$10.51	$0.06	$0.65	$0.71	$(0.08)	$—	$—	$(0.08)	$—	$11.14
10/31/2018	$11.24	$(0.00)	$(0.13)	$(0.13)	$(0.01)	$(0.59)	$—	$(0.60)	$—	$10.51
10/31/2017	$10.08	$(0.07)	$1.26	$1.19	$—	$(0.03)	$—	$(0.03)	$—	$11.24
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.01)	$0.09	$0.08	$—	$—	$—	$—	$—	$10.08
Class R6
10/31/2019	$10.66	$0.19	$0.66	$0.85	$(0.22)	$—	$—	$(0.22)	$—	$11.29
10/31/2018	$11.34	$0.12	$(0.12)	$0.00	$(0.09)	$(0.59)	$—	$(0.68)	$—	$10.66
10/31/2017	$10.10	$0.06	$1.26	$1.32	$(0.05)	$(0.03)	$—	$(0.08)	$—	$11.34
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.10	$0.10	$—	$—	$—	$—	$—	$10.10
See Notes to Financial Highlights

	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
U.S. Equity Index PutWrite Strategy Fund (cont'd)
Class C
10/31/2019	6.86%	$1.0	1.92%		1.92	%Ø	1.76%		1.76	%Ø	0.54%		31%	31	%Ø
10/31/2018	(1.30)%	$1.2	1.89%		1.89	%Ø	1.76%		1.76	%Ø	(0.04)%		56%	56	%Ø
10/31/2017	11.81%	$0.5	2.12%		2.12	%Ø	1.76%		1.76	%Ø	(0.63)%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	0.80%*	$0.1	5.10	%‡**	5.10	%Ø‡**	1.76	%‡**	1.76	%Ø‡**	(0.86	)%‡**	0%*	0	%Ø*
Class R6
10/31/2019	8.08%	$17.7	0.66%		0.66	%Ø	0.56%		0.56	%Ø	1.75%		31%	31	%Ø
10/31/2018	(0.09)%	$17.9	0.68%		0.68	%Ø	0.58%		0.58	%Ø	1.12%		56%	56	%Ø
10/31/2017	13.08%	$12.2	0.93%		0.93	%Ø	0.58%		0.58	%Ø	0.55%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	1.00%*	$4.8	3.77	%‡**	3.77	%Ø‡**	0.58	%‡**	0.58	%Ø‡**	0.26	%‡**	0%*	0	%Ø*

Notes to Financial Highlights Alternative and Multi-Asset Class Funds

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if Long Short had not received refunds, plus interest, from State Street noted in (g) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

**  Annualized.

^  The date investment operations commenced.

*  Not annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Ø  Commodity Strategy, Multi-Asset Income, Multi-Style Premia and U.S. Equity Index PutWrite Strategy did not engage in short sales. For the years ended October 31, 2019 and 2018, Global Allocation did not engage in short sales.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019 for Global Allocation.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

c  Excluding mortgage dollar roll transactions. Had mortgage dollar roll transactions been included, the portfolio turnover rate would have been:

			Including Short Sales	Excluding Short Sales	Including Short Sales	Excluding Short Sales	Including Short Sales	Excluding Short Sales
	Year Ended October 31,		Year Ended		Year Ended		Year Ended
	2019	2018	October 31, 2017		October 31, 2016		October 31, 2015
Global Allocation	159%	129%	165%	154%	182%	183%	198%	189%

	Year Ended October 31,
	2019	2018	2017
Multi-Asset Income	212%	192%	165%

d  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2019. The class action proceeds received in 2018 had no impact on the Funds' total returns for the year ended October 31, 2018.

e  Dividend and interest expense relating to short sales, which is a non-recurring expense for Global Allocation, is included in these ratios on a non-annualized basis.

f  The voluntary contribution received in 2017 for Long Short had no impact on the Fund's total returns for the year ended October 31, 2017.

Notes to Financial Highlights Alternative and Multi-Asset Class Funds (cont'd)

g  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which Long Short was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from the Fund's inception through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended October 31, 2017. These amounts had no impact on Long Short's total returns for the year ended October 31, 2017.

h  The custodian expenses refund noted in (g) above is non-recurring and is included in these ratios. Had Long Short not received the refund, the annualized ratio of net expenses to average net assets, the annualized ratio of net expenses to average net assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements) and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements	Ratio of Net Investment Income/ (Loss) to Average Net Assets
	Year Ended October 31, 2017
Long Short Institutional Class	1.80%	1.32%	0.12%
Long Short Class A	2.16%	1.68%	(0.18)%
Long Short Class C	2.90%	2.43%	(0.94)%

i  After the close of business on December 7, 2018, Long Short's Class A and Class C shares underwent a stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund and the Board of Trustees of Neuberger Berman Alternative Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Neuberger Berman Commodity Strategy Fund and Neuberger Berman Multi-Style Premia Fund, two of the series constituting the Neuberger Berman Alternatives Funds (the "Trust"), including the consolidated schedules of investments, as of October 31, 2019, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "consolidated financial statements"). We have also audited the accompanying statements of assets and liabilities of Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, three of the series constituting the Trust, including the schedules of investments, as of October 31, 2019 and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund are collectively referred to as the "Funds". In our opinion, the consolidated financial statements and financial statements present fairly, in all material respects, the financial position of the Funds (five of the series constituting Neuberger Berman Alternative Funds) at October 31, 2019, the results of their consolidated operations or operations, the consolidated changes in net assets or changes in net assets and their consolidated financial highlights or financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Funds constituting Neuberger Berman Alternative Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Commodity Strategy Fund Neuberger Berman Global Allocation Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Neuberger Berman Multi-Asset Income Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from March 27, 2015 (commencement of operations) through October 31, 2015
Neuberger Berman Multi-Style Premia Fund	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from May 18, 2018 (commencement of operations) through October 31, 2018	For the year ended October 31, 2019 and the period from May 18, 2018 (commencement of operations) through October 31, 2018

Individual Funds constituting Neuberger Berman Alternative Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the three years in the period ended October 31, 2019 and the period from September 16, 2016 (commencement of operations) through October 31, 2016

Basis for Opinion

These consolidated financial statements and financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' consolidated financial statements and financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 23, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Long Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Long Short Fund (the "Fund"), a series of Neuberger Berman Alternative Funds, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2012

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, brokers, agent banks and transfer agent; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 23, 2019

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	51

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	51

Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

51

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	51

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	51

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	51

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	51

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	51

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	51

Director, ERA Coalition (not-for-profit), since January 2019; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	51	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

51

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; prior thereto, Chief Executive Officer and President from 2008 to 2018	Retired; formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	51

Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011; formerly, Member of the Board of Governors, Investment Company Institute.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Trust's Forms N-Q and N-PORT are available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to each series except Neuberger Berman Absolute Return Multi-Manager Fund (each a "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 12, 2019, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund, and whether the Agreement was in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management agreement separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management , as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any periods, the Board considered the magnitude and duration of that underperformance relative to the broader universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, industry peer groups, and/or a broader universe of funds to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of each Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's peer group. Where a Fund's management fee or total expenses were higher than the peer group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The broader universes of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Commodity Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5-year period. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the second quintile.

•  Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 5-year periods and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5-year period. The Fund was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.

•  Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 3-year periods and the fourth quintile for the 5-year period. The Fund was launched in 2011 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile.

•  Neuberger Berman Multi-Asset Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-year period and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period and the first quintile for the 3-year period. The Fund was launched in 2015 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman Multi-Style Premia Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the period since the Fund's inception on May 18, 2018; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the period since the Fund's inception. The Fund was launched in 2018 and therefore does not have 1-, 3-, 5-, or 10-year performance as of December 31, 2018. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period. The Fund was launched in 2016 and therefore does not have 3-, 5-, or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

In early 2020, you will receive information to be used in filing your 2019 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2019. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2019, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as capital gains distributions and qualified dividend income eligible for reduced tax rates. Complete information regarding each Funds distributions during the calendar year 2019 will be reported in conjunction with Form 1099-DIV.

Fund	Capital Gains Distributions	Qualified Dividend Income
Commodity Strategy	$—	$—
Global Allocation	516,603	319,693
Long Short	179,122,992	31,344,325
Multi-Asset Income	—	604,893
Multi-Style Premia	—	503,321
U.S. Equity Index PutWrite Strategy	716,985	—

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0265 12/19

Item 2.  Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”), serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.  Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on May 15, 2012, August 27, 2012, December 29, 2010, March 27, 2015, May 16, 2018 and September 16, 2016, respectively.
Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $433,950 and $362,773  for the fiscal years ended 2018 and 2019, respectively.
The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $30,650 and $42,000 for the fiscal years ended 2018 and 2019, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $111,890 and $ 111,870 for the fiscal years ended 2018 and 2019, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $6,280 and $8,000 for the fiscal years ended 2018 and 2019, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees
Non-audit fees billed by E&Y for services rendered to the Registrant were $111,890 and $111,870 for the fiscal years ended 2018 and 2019, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $6,280 and $8,000 for the fiscal years ended 2018 and 2019, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.
Not applicable to the Registrant.
Item 6.  Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 13.  Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Alternative Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 2, 2020

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 2, 2020